UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05387
                                   ---------

                        FRANKLIN MUTUAL SERIES FUND INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

             51 JOHN F. KENNEDY PARKWAY, SHORT HILLS, NJ 07078-2702
             --------------------------------------------------------
               (Address of principal executive offices) (Zip code)

        MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
        -------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (210) 912-2100
                                                           --------------

Date of fiscal year end: 12/31
                         -----

Date of reporting period: 6/30/04
                          --------

ITEM 1. REPORTS TO STOCKHOLDERS.

MUTUAL SHARES FUND



                                  JUNE 30, 2004

[PHOTO OMITTED]

                SEMIANNUAL REPORT AND SHAREHOLDER LETTER | VALUE

                               MUTUAL SHARES FUND

WANT TO RECEIVE
THIS DOCUMENT
FASTER VIA EMAIL?

Eligible shareholders can
sign up for eDelivery at
franklintempleton.com.
See inside for details.

                                 [LOGO OMITTED]
                            FRANKLIN[R] TEMPLETON[R]
                                   INVESTMENTS
                      Franklin o Templeton o MUTUAL SERIES

Thank You For Your
Continued Participation

At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE

Mutual Series is part of Franklin Templeton Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies. Franklin is a leader in tax-free fund management and an expert in U.S. equity and fixed income investing. Templeton pioneered international investing and, with offices in over 25 countries, offers the broadest global reach in the industry.

TRUE DIVERSIFICATION

Because these management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why the funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST

Franklin Templeton Investments seeks to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped the firm become one of the most trusted names in financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                 [PHOTO OMITTED]

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ..........................         1


SEMIANNUAL REPORT

Mutual Shares Fund ..........................         4

Performance Summary .........................        10

Financial Highlights and
Statement of Investments ....................        13

Financial Statements ........................        29

Notes to Financial Statements ...............        33

Proxy Voting Policies and Procedures.........        47

--------------------------------------------------------------------------------

Semiannual Report

Mutual Shares Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Shares Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in common and preferred stocks, bonds and convertible securities of companies the Fund's managers believe are at prices below their intrinsic value in the U.S. and other countries.

--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Mutual Shares Fund's semiannual report covering the period ended June 30, 2004.

PERFORMANCE OVERVIEW

Mutual Shares Fund - Class Z posted a 3.41% cumulative total return for the six months ended June 30, 2004. The Fund's performance was comparable with that of its benchmark, the Standard & Poor's 500 Composite Index (S&P 500), which returned 3.44% over the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 10.

ECONOMIC AND MARKET OVERVIEW

During the six months ended June 30, 2004, the U.S. economy remained strong as gross domestic product (GDP) rose at a 4.0% annualized rate over the previous six-month period. Major contributors to growth included consumer spending, inventory investment, equipment and software spending, and federal government spending. Corporate profits for first quarter 2004 were 32% higher than for the same period a year earlier. 2

Labor market conditions improved during the reporting period. More than one-half of the jobs lost during the recession and weak economic expansion have been recovered. The economy created 1.3 million jobs since January 2004. In addition, the unemployment rate fell from 5.7% in December 2003 to 5.6% at period-end. 3

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Source: Bureau of Economic Analysis.

3. Source: Bureau of Labor Statistics.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 18.

4 | Semiannual Report

Services created the most jobs led by leisure and hospitality, education and health, and business and professional services.

In light of positive economic developments, consumer inflation picked up speed in 2004. Even excluding the volatile food and energy categories, consumer prices increased 1.9% for the 12 months ended June 30, 2004. Consequently, for the first time in four years, the Federal Reserve Board (Fed) raised the federal funds target rate on June 30, 2004, by a quarter-point to 1.25%. With inflation expected to remain relatively low, Fed policymakers believe they can raise interest rates at a measured pace. Nonetheless, the Fed said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.

Elsewhere around the globe, exports, employment and manufacturing data suggested that the global economy expanded in the first half of 2004, albeit possibly at a slower pace than in 2003. Chinese authorities implemented measures to cool their booming economy. Economies in Asia, Europe and Latin America that had benefited from China's dramatic growth felt the expected slowdown's ripple effect. Counteracting China's perceived slowdown, domestic demand increased in countries such as Japan and France, and there was some indication that this could soon be the case in Italy and Germany. Improving Europe's consumer demand was relevant to economic growth because consumer spending accounted for about two-thirds of the euro zone's $8.5 trillion economy. 4

In early 2004, investors extended the rally in global equity markets that had begun in March 2003. Adequate liquidity, reasonably solid economic growth and higher corporate earnings remained pillars for the extended rally. However, investor focus shifted to potential problem areas of inflation, terrorism, China's slowing economy and rising global interest rates. These factors hindered global equity market performance, particularly in the second quarter. Most stock market indexes traded nervously in the first half of 2004 but overall did not move significantly in either direction.

INVESTMENT STRATEGY

At Mutual Series, we are committed to our distinctive three-pronged approach to investing, a strategy that we believe can generate above-average risk-adjusted

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets as of 6/30/04

[BAR CHART OMITTED]
U.S.                                            63.8%
U.K.                                            13.6%
Canada                                           5.1%
France                                           3.6%
Spain                                            2.2%
Japan                                            2.0%
Irish Republic                                   1.8%
Switzerland                                      1.6%
Norway                                           1.0%
Netherlands                                      1.0%
Other Countries                                  3.1%
Short-Term Investments and Other Net Assets      1.2%

4. Source: afxnews.com, "ECB's Issing says euro zone recovery needs rebound in consumer spending," 4/23/04; en.icxo.com, "Sweden Riksbank to Lift Interest Rates," 6/21/04.

                                                           Semiannual Report | 5
returns over time for our shareholders. The first prong of our investment strategy, and the component that typically represents the largest portion of our portfolio, is investing in undervalued stocks. When selecting undervalued equities, we prefer to invest in fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow, shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. This strict value approach not only could improve the likelihood of upside potential, but it also helps reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies, we may invest occasionally in privately held companies as well.

Our second investment prong is bankruptcy or distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old bonds are typically replaced with new securities issued by the financially stronger company.

The third prong of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

MANAGER'S DISCUSSION

The strongest contributor to Fund performance during the first half of 2004 was our equity portfolio. Three of our best performers included British American Tobacco (BAT); Orkla, a Norwegian conglomerate; and White Mountains Insurance Group, a U.S. insurance company.

London-based BAT was the single largest contributor to the Fund during the first half of 2004. BAT is the world's second-largest tobacco firm, with about a 15% share of the worldwide market. BAT possesses a solid balance sheet, had a dividend yield in excess of 4.5% and generates substantial free cash flow. However, exposure

6 | Semiannual Report

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 6/30/04
--------------------------------------
                           % OF TOTAL
                           NET ASSETS
--------------------------------------
  Insurance                     11.6%
--------------------------------------
  Tobacco                        9.3%
--------------------------------------
  Media                          7.5%
--------------------------------------
  Metals & Mining                6.5%
--------------------------------------
  Food Products                  4.1%
--------------------------------------
  Beverages                      3.6%
--------------------------------------
  Commercial Banks               3.1%
--------------------------------------
  Oil & Gas                      3.0%
--------------------------------------
  Pharmaceuticals                2.8%
--------------------------------------
  Real Estate                    2.0%
--------------------------------------

to the litigious U.S. market via its Brown & Williamson Tobacco (B&W) subsidiary has historically caused BAT stock to trade at a material discount to its European peers. In October 2003, BAT announced a merger agreement between B&W and R.J. Reynolds Tobacco Holdings that, subject to regulatory approval, held the potential to increase cash flow and profits of the merged entities. In addition, the combination could enable BAT to better protect itself from exposure to the often thorny U.S. legal environment. In June, the Federal Trade Commission approved the merger. BAT shares, including dividends, returned 16.50% for the period.

Oslo-based Orkla began operations 350 years ago as a mining company. Through a series of acquisitions and restructurings, Orkla transformed itself into one of Norway's largest conglomerates with operations in food, media, chemicals and beverages. This conglomerate strategy was not without critics, and the stock often traded at a substantial discount to analysts' estimates of net asset value
(NAV). In early 2004, Orkla executives took steps toward focusing the business when they announced they would divest the company's beverage operations, including a 40% stake in the Danish company Carlsberg Breweries. We believed the negotiated price for Carlsberg was favorable and the market rewarded management's decision to return part of the proceeds to shareholders in the form of a special dividend. Orkla also reported solid first quarter 2004 results, as its restructuring program made more progress than anticipated. The stock's discount to NAV narrowed, and including the special dividend, Orkla shares returned 32.31% during the six months under review.

White Mountains Insurance continued to perform well this reporting period, driven by solid results across all of its operations, including primary insurance, reinsurance and investments. The turnaround of OneBeacon, the company's primary insurance operation acquired in 2001, appeared nearly complete. In addition to the elimination of redundant expenses, White Mountains has almost completely re-underwritten OneBeacon's book of insurance policies by shedding less profitable businesses, expanding business with potential for greater returns and increasing pricing across the board. By period-end, OneBeacon was generating sustained operating profits after years of losses under prior management. In addition to the improving OneBeacon story, White Mountains announced and completed a number of important transactions, including the acquisition of Sirius Insurance Group, Sierra Health and Safeco Life, which to us demonstrated management's disciplined approach to allocating and deploying capital.

                                                           Semiannual Report | 7

TOP 10 HOLDINGS
6/30/04

-------------------------------------------------
  COMPANY                             % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY            NET ASSETS
-------------------------------------------------
  British American Tobacco PLC, ADR         3.7%
   TOBACCO, U.K.
-------------------------------------------------
  White Mountains Insurance Group Inc.      3.4%
   INSURANCE, U.S.
-------------------------------------------------
  Berkshire Hathaway Inc, A & B             3.3%
   INSURANCE, U.S.
-------------------------------------------------
  Altadis SA                                3.2%
   TOBACCO, SPAIN
-------------------------------------------------
  Washington Post Co., B                    2.1%
   MEDIA, U.S.
-------------------------------------------------
  Diageo PLC                                2.0%
   BEVERAGES, U.K.
-------------------------------------------------
  Nestle SA                                 1.6%
   FOOD PRODUCTS, SWITZERLAND
-------------------------------------------------
  International Steel Group                 1.5%
   METALS & MINING, U.S.
-------------------------------------------------
  Groupe Danone                             1.5%
   FOOD PRODUCTS, FRANCE
-------------------------------------------------
  Newmont Mining Corp.                      1.5%
   METALS & MINING, U.S.
-------------------------------------------------

Unfortunately, not every security in the Fund's portfolio appreciated during the six months under review. Three notable underperformers included U.S. metals and mining concerns International Steel Group (ISG) and Newmont Mining, as well as NTL, a U.K. cable and telecommunications company. Although ISG was one of our strongest performers in 2003, the company's stock price recently experienced a pullback that we believed was temporary and driven by the expiration of a shareholder lockup period. Although NTL delivered stronger-than-expected operating performance during the first half of 2004, an industry-wide contraction in cable company stock price multiples caused NTL shares to suffer despite what we determined to be the company's fundamental improvement. Newmont's share price declined as gold prices fell on investor expectations of a strengthening U.S. dollar and higher U.S. interest rates.

8 | Semiannual Report

Thank you for your continued participation in Mutual Shares Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]

/s/David J. Winters
-------------------
David J. Winters, CFA
Portfolio Manager

[PHOTO OMITTED]

/s/Timothy M. Rankin
--------------------
Timothy M. Rankin, CFA
Assistant Portfolio Manager

[PHOTO OMITTED]

/s/Debbie A. Turner
-------------------
Debbie A. Turner, CFA
Assistant Portfolio Manager

Mutual Shares Fund

THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

                                                           Semiannual Report | 9

Performance Summary as of 6/30/04

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

  PRICE AND DISTRIBUTION INFORMATION
---------------------------------------------------------------------------------------------------
  CLASS Z                                               CHANGE           6/30/04         12/31/03
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.61            $21.60           $20.99
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/04-6/30/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0947
---------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           6/30/04         12/31/03
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.58            $21.48           $20.90
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/04-6/30/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0887
---------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE           6/30/04         12/31/03
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.50            $21.04           $20.54
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/04-6/30/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0784
---------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           6/30/04         12/31/03
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.52            $21.27           $20.75
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/04-6/30/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0775
---------------------------------------------------------------------------------------------------
  CLASS R                                               CHANGE           6/30/04         12/31/03
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.56            $21.39           $20.83
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/04-6/30/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0872
---------------------------------------------------------------------------------------------------

10 | Semiannual Report

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------------------------------
  CLASS Z 1                             6-MONTH        1-YEAR           5-YEAR           10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2               3.41%        18.50%           39.00%           238.48%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3           3.41%        18.50%            6.81%            12.97%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4         $10,341       $11,850          $13,900           $33,848
-----------------------------------------------------------------------------------------------------
  CLASS A 1                             6-MONTH        1-YEAR           5-YEAR    INCEPTION (11/1/96)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2               3.25%        18.15%           36.56%           114.18%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3          -2.67%        11.36%            5.18%             9.60%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4          $9,733       $11,136          $12,873           $20,186
-----------------------------------------------------------------------------------------------------
  CLASS B 1                             6-MONTH        1-YEAR           5-YEAR     INCEPTION (1/1/99)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2               2.87%        17.33%           32.12%            53.62%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3          -1.13%        13.33%            5.42%             8.00%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4          $9,887       $11,333          $13,023           $15,262
-----------------------------------------------------------------------------------------------------
  CLASS C 1                             6-MONTH        1-YEAR           5-YEAR    INCEPTION (11/1/96)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2               2.93%        17.34%           32.23%           103.92%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3           1.93%        16.34%            5.75%             9.75%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4         $10,193       $11,634          $13,223           $20,392
-----------------------------------------------------------------------------------------------------
  CLASS R                                             6-MONTH           1-YEAR     INCEPTION (1/1/02)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                             3.16%           17.88%            15.37%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                         2.16%           16.88%             5.90%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                       $10,216          $11,688           $11,537
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

                                                          Semiannual Report | 11

ENDNOTES

THE FUND INVESTS IN SMALLER-COMPANY STOCKS AND FOREIGN SECURITIES. SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, AS WELL AS LOWER-RATED "JUNK BONDS," WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors, as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

12 | Semiannual Report

Mutual Shares Fund

FINANCIAL HIGHLIGHTS

                                                  --------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                    JUNE 30, 2004                   YEAR ENDED DECEMBER 31,
CLASS Z                                              (UNAUDITED)      2003        2002        2001        2000        1999
                                                  --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $20.99       $16.84      $19.44      $19.79      $20.43      $19.55
                                                  --------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ......................           .23          .24         .33         .29         .34         .33

 Net realized and unrealized gains (losses) ...           .48         4.23       (2.42)        .95        2.23        2.55
                                                  --------------------------------------------------------------------------
Total from investment operations ..............           .71         4.47       (2.09)       1.24        2.57        2.88
                                                  --------------------------------------------------------------------------
Less distributions from:

 Net investment income ........................          (.10)        (.32)       (.25)       (.24)       (.70)       (.42)

 Net realized gains ...........................            --           --        (.26)      (1.35)      (2.51)      (1.58)
                                                  --------------------------------------------------------------------------
Total distributions ...........................          (.10)        (.32)       (.51)      (1.59)      (3.21)      (2.00)
                                                  --------------------------------------------------------------------------
Redemption fees ...............................            -- d         --          --          --          --          --
                                                  --------------------------------------------------------------------------
Net asset value, end of period ................        $21.60       $20.99      $16.84      $19.44      $19.79      $20.43
                                                  --------------------------------------------------------------------------

Total return b ................................         3.41%       26.62%    (10.89)%       6.32%      13.83%      14.95%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............    $6,295,517   $5,782,145  $4,585,605  $5,465,075  $5,359,319  $5,571,867

Ratios to average net assets:*

 Expenses c ...................................          .82% e       .84%        .79%        .78%        .79%        .77%

 Expenses, excluding waiver and payments by
  affiliate c .................................          .82% e       .84%        .79%        .78%        .82%        .81%

 Net investment income ........................         2.13% e      1.28%       1.79%       1.40%       1.69%       1.58%

Portfolio turnover rate .......................        16.22%       54.65%      51.22%      52.98%      63.22%      66.24%

*Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses .....................................          .81% e       .81%        .78%        .77%        .76%        .75%

 Expenses, excluding waiver and payments by
  affiliate ...................................          .81% e       .81%        .78%        .77%        .79%        .79%

a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.001 per share.
e Annualized.

                                                          Semiannual Report | 13

Mutual Shares Fund

                                                  --------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                    JUNE 30, 2004                   YEAR ENDED DECEMBER 31,
CLASS A                                              (UNAUDITED)      2003        2002        2001        2000        1999
                                                  --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............      $20.90       $16.78      $19.37      $19.73      $20.38      $19.50
                                                  --------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ........................         .19          .17         .26         .22         .27         .26

 Net realized and unrealized gains (losses) .....         .48         4.21       (2.40)        .95        2.22        2.54
                                                  --------------------------------------------------------------------------
Total from investment operations ................         .67         4.38       (2.14)       1.17        2.49        2.80
                                                  --------------------------------------------------------------------------

Less distributions from:

 Net investment income ..........................        (.09)        (.26)       (.19)       (.18)       (.63)       (.34)

 Net realized gains .............................          --           --        (.26)      (1.35)      (2.51)      (1.58)
                                                  --------------------------------------------------------------------------
Total distributions .............................        (.09)        (.26)       (.45)      (1.53)      (3.14)      (1.92)
                                                  --------------------------------------------------------------------------
Redemption fees .................................          -- d         --          --          --          --          --
                                                  --------------------------------------------------------------------------
Net asset value, end of period ..................      $21.48       $20.90      $16.78      $19.37      $19.73      $20.38
                                                  --------------------------------------------------------------------------

Total return b ..................................       3.25%       26.18%    (11.20)%       5.94%      13.42%      14.57%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............  $2,532,508   $2,257,336  $1,543,833  $1,580,046  $1,283,230  $1,365,694

Ratios to average net assets:*

 Expenses c .....................................       1.17% e      1.19%       1.14%       1.13%       1.14%       1.12%

 Expenses, excluding waiver and payments by
  affiliate c ...................................       1.17% e      1.19%       1.14%       1.13%       1.17%       1.16%

 Net investment income ..........................       1.78% e       .93%       1.44%       1.05%       1.34%       1.23%

Portfolio turnover rate .........................      16.22%       54.65%      51.22%      52.98%      63.22%      66.24%

*Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses .......................................       1.16% e      1.16%       1.13%       1.12%       1.11%       1.10%

 Expenses, excluding waiver and payments by
  affiliate .....................................       1.16% e      1.16%       1.13%       1.12%       1.14%       1.14%

a Based on average daily shares outstanding.
b Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.001 per share.
e Annualized.

14 | Semiannual Report

Mutual Shares Fund

                                                  --------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                    JUNE 30, 2004                   YEAR ENDED DECEMBER 31,
CLASS B                                              (UNAUDITED)      2003        2002        2001        2000        1999 E
                                                  --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $20.54       $16.53      $19.12      $19.56      $20.26      $19.50
                                                  --------------------------------------------------------------------------
Income from investment operations:

 Net investment income a ......................           .12          .04         .15         .08         .14         .09

 Net realized and unrealized gains (losses) ...           .46         4.14       (2.36)        .95        2.20        2.55
                                                  --------------------------------------------------------------------------
Total from investment operations ..............           .58         4.18       (2.21)       1.03        2.34        2.64
                                                  --------------------------------------------------------------------------
Less distributions from:

 Net investment income ........................          (.08)        (.17)       (.12)       (.12)       (.53)       (.30)

 Net realized gains ...........................            --           --        (.26)      (1.35)      (2.51)      (1.58)
                                                  --------------------------------------------------------------------------
Total distributions ...........................          (.08)        (.17)       (.38)      (1.47)      (3.04)      (1.88)
                                                  --------------------------------------------------------------------------
Redemption fees ...............................            -- d         --          --          --          --          --
                                                  --------------------------------------------------------------------------
Net asset value, end of period ................        $21.04       $20.54      $16.53      $19.12      $19.56      $20.26
                                                  --------------------------------------------------------------------------

Total return b ................................          2.87%      25.41%    (11.80)%       5.26%      12.69%      13.76%
                                                  --------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............      $511,058     $444,671    $235,470    $126,579     $34,778     $21,634

Ratios to average net assets:*

 Expenses c ...................................         1.82% f      1.84%       1.79%       1.78%       1.79%       1.77%

 Expenses, excluding waiver and payments by
  affiliate c .................................         1.82% f      1.84%       1.79%       1.78%       1.82%       1.81%

 Net investment income ........................         1.13% f       .28%        .79%        .37%        .70%        .46%

Portfolio turnover rate .......................        16.22%       54.65%      51.22%      52.98%      63.22%      66.24%

*Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses .....................................         1.81% f      1.81%       1.78%       1.77%       1.76%       1.75%

 Expenses, excluding waiver and payments by
  affiliate ...................................         1.81% f      1.81%       1.78%       1.77%       1.79%       1.79%

a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.001 per share.
e Effective date of Class B shares was January 1, 1999.
f Annualized.

                                                          Semiannual Report | 15

Mutual Shares Fund

                                                  --------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                    JUNE 30, 2004                   YEAR ENDED DECEMBER 31,
CLASS C                                              (UNAUDITED)      2003        2002        2001        2000        1999
                                                  --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $20.75       $16.68      $19.26      $19.63      $20.29      $19.41
                                                  --------------------------------------------------------------------------
Income from investment operations:

 Net investment income a ......................           .12          .05         .15         .08         .14         .12

 Net realized and unrealized gains (losses) ...           .48         4.17       (2.39)        .95        2.20        2.53
                                                  --------------------------------------------------------------------------
Total from investment operations ..............           .60         4.22       (2.24)       1.03        2.34        2.65
                                                  --------------------------------------------------------------------------
Less distributions from:

 Net investment income ........................          (.08)        (.15)       (.08)       (.05)       (.49)       (.20)

 Net realized gains ...........................            --           --        (.26)      (1.35)      (2.51)      (1.57)
                                                  --------------------------------------------------------------------------
Total distributions ...........................          (.08)        (.15)       (.34)      (1.40)      (3.00)      (1.77)
                                                  --------------------------------------------------------------------------
Redemption fees ...............................            -- d         --          --          --          --          --
                                                  --------------------------------------------------------------------------
Net asset value, end of period ................        $21.27       $20.75      $16.68      $19.26      $19.63      $20.29
                                                  --------------------------------------------------------------------------

Total return b ................................         2.93%       25.37%    (11.78)%       5.26%      12.68%      13.87%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............    $1,384,977   $1,272,590    $866,422    $885,658    $759,477    $890,712

Ratios to average net assets:*

 Expenses c ...................................         1.82% e      1.84%       1.78%       1.78%       1.78%       1.76%

 Expenses, excluding waiver and payments
  by affiliate c ..............................         1.82% e      1.84%       1.78%       1.78%       1.81%       1.80%

 Net investment income ........................         1.13% e       .28%        .80%        .40%        .70%        .59%

Portfolio turnover rate .......................        16.22%       54.65%      51.22%      52.98%      63.22%      66.24%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses .....................................         1.81% e      1.81%       1.77%       1.77%       1.75%       1.74%

 Expenses, excluding waiver and payments by
  affiliate ...................................         1.81% e      1.81%       1.77%       1.77%       1.78%       1.78%

a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.001 per share.
e Annualized.

16 | Semiannual Report

Mutual Shares Fund

                                                                                       ----------------------------------------
                                                                                       SIX MONTHS ENDED         YEAR ENDED
                                                                                         JUNE 30, 2004         DECEMBER 31,
CLASS R                                                                                  (UNAUDITED)         2003       2002 E
                                                                                       ----------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................................................       $20.83      $16.75      $19.36
                                                                                       ----------------------------------------
Income from investment operations:

 Net investment income a ............................................................          .18         .13         .24

 Net realized and unrealized gains (losses) .........................................          .47        4.21       (2.37)
                                                                                       ----------------------------------------
Total from investment operations ....................................................          .65        4.34       (2.13)
                                                                                       ----------------------------------------
Less distributions from:

 Net investment income ..............................................................         (.09)       (.26)       (.22)

 Net realized gains .................................................................           --          --        (.26)
                                                                                       ----------------------------------------
Total distributions .................................................................         (.09)       (.26)       (.48)
                                                                                       ----------------------------------------
Redemption fees .....................................................................           -- d        --          --
                                                                                       ----------------------------------------
Net asset value, end of period ......................................................       $21.39      $20.83      $16.75
                                                                                       ----------------------------------------

Total return b ......................................................................        3.16%      26.02%    (11.26)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...................................................      $60,843     $46,933     $13,392

Ratios to average net assets:*

 Expenses c .........................................................................        1.32% f     1.34%       1.29% f

 Expenses, excluding waiver and payments by affiliate c .............................        1.32% f     1.34%       1.29% f

 Net investment income ..............................................................        1.63% f      .78%       1.29% f

Portfolio turnover rate .............................................................       16.22%      54.65%      51.22%

 *Ratios to average net assets, excluding dividend expense on securities sold short:
  Expenses ..........................................................................        1.31% f     1.31%       1.28% f
  Expenses, excluding waiver and payments by affiliate ..............................        1.31% f     1.31%       1.28% f

a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.001 per share.
e Effective date of Class R shares was January 2, 2002.
f Annualized.

                     Semiannual Report | See notes to financial statements. | 17

Mutual Shares Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2004 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------
                                                                                         SHARES/WARRANTS/
                                                                           COUNTRY           CONTRACTS           VALUE
---------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS 70.0%
     AEROSPACE & DEFENSE .6%
     Northrop Grumman Corp. .......................................     United States      1,280,400       $    68,757,480
                                                                                                           ----------------

     AUTO COMPONENTS
a,b,cLancer Industries Inc., B ....................................     United States              3             2,440,923
                                                                                                           ----------------

     BEVERAGES 3.6%
     Brown-Forman Corp., A ........................................     United States        125,460             6,028,353
     Brown-Forman Corp., B ........................................     United States        606,036            29,253,358
     Diageo PLC ...................................................    United Kingdom     16,147,856           217,727,521
     Heineken Holding NV, A .......................................      Netherlands         954,491            27,963,633
     Orkla ASA ....................................................        Norway          4,461,890           111,684,039
                                                                                                           ----------------
                                                                                                               392,656,904
                                                                                                           ----------------

     CAPITAL MARKETS .3%
     Bear Stearns Cos. Inc. .......................................     United States        357,404            30,132,731
                                                                                                           ----------------

     CHEMICALS 1.2%
     Akzo Nobel NV ................................................      Netherlands       1,182,232            43,481,651
     International Flavors & Fragrances Inc. ......................     United States      2,215,225            82,849,415
                                                                                                           ----------------
                                                                                                               126,331,066
                                                                                                           ----------------

     COMMERCIAL BANKS 3.1%
     Allied Irish Banks PLC .......................................    Irish Republic      7,670,230           118,702,719
     Bank of Ireland ..............................................    Irish Republic      5,404,128            72,061,176
     BNP Paribas SA ...............................................        France            536,357            32,986,807
     Charter One Financial Inc. ...................................     United States        201,200             8,891,028
     Danske Bank ..................................................        Denmark         2,699,400            63,958,448
a,b,cElephant Capital Holdings Ltd. ...............................         Japan             25,401            33,783,330
     Kansai Urban Banking Corp. ...................................         Japan          2,227,936             3,940,720
a,b,cNippon Investment LLC ........................................         Japan         18,938,000                    --
                                                                                                           ----------------
                                                                                                               334,324,228
                                                                                                           ----------------

     COMMERCIAL SERVICES & SUPPLIES 1.0%
   m Comdisco, Contingent Equity Distribution .....................     United States     95,431,240                    --
   a Comdisco Holding Co., Inc. ...................................     United States            211                 5,486
   a Kroll Inc. ...................................................     United States         74,200             2,736,496
     Republic Services Inc. .......................................     United States      3,107,550            89,932,497
   a United Stationers Inc. .......................................     United States        271,000            10,764,120
                                                                                                           ----------------
                                                                                                               103,438,599
                                                                                                           ----------------

     COMMUNICATIONS EQUIPMENT
   a Advanced Fibre Communications Inc. ...........................     United States        194,300             3,924,860
                                                                                                           ----------------

     COMPUTERS & PERIPHERALS
 a,c DecisionOne Corp. ............................................     United States        457,492               914,984
                                                                                                           ----------------

     CONSTRUCTION MATERIALS .4%
     Martin Marietta Materials Inc. ...............................     United States        927,950            41,136,024
                                                                                                           ----------------

     DISTRIBUTORS
 a,b Bulova Corp. .................................................     United States         37,900             1,151,213
                                                                                                           ----------------

18 | Semiannual Report

Mutual Shares Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                         SHARES/WARRANTS/
                                                                           COUNTRY           CONTRACTS           VALUE
---------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     DIVERSIFIED FINANCIAL SERVICES 1.8%
     Brascan Corp., A .............................................        Canada          3,716,100       $   103,715,430
 a,b Leucadia National Corp. ......................................     United States      1,551,229            73,241,277
   m Marconi Corp., Contingent Distribution .......................     United States     33,265,106                    --
   m Marconi Corp., Contingent Distribution .......................    United Kingdom     44,474,333                    --
     Remgro Ltd. ..................................................     South Africa       1,444,608            17,410,585
                                                                                                           ----------------
                                                                                                               194,367,292
                                                                                                           ----------------

     DIVERSIFIED TELECOMMUNICATION SERVICES 1.0%
a,b,c,dAboveNet Inc. ..............................................     United States        763,805            18,303,365
b,c,d,mAboveNet Inc., Contingent Distribution .....................     United States    106,869,000                    --
a,b,c,dAboveNet Inc., wts., 9/08/08 ...............................     United States         25,659               143,690
a,b,c,dAboveNet Inc., wts., 9/08/10 ...............................     United States         30,186                72,446
     BCE Inc. .....................................................        Canada          2,012,400            40,075,391
   m Global Crossing Holdings Ltd., Contingent Distribution .......     United States    105,649,309               132,062
     Koninklijke KPN NV ...........................................      Netherlands       3,088,868            23,525,499
   a MCI Inc. .....................................................     United States      1,743,298            25,155,790
   a PTV Inc. .....................................................        France                  9                 4,500
 e,m Worldcom Inc., Contingent Distribution .......................     United States    182,548,000                    --
                                                                                                           ----------------
                                                                                                               107,412,743
                                                                                                           ----------------

     ELECTRIC UTILITIES .9%
   a Allegheny Energy Inc. ........................................     United States      3,562,100            54,891,961
     E.ON AG ......................................................        Germany           528,527            38,067,473
     Unisource Energy Corp. .......................................     United States         62,400             1,550,640
                                                                                                           ----------------
                                                                                                                94,510,074
                                                                                                           ----------------

     FOOD & STAPLES RETAILING .4%
   a Kroger Co. ...................................................     United States      1,613,070            29,357,874
   a Safeway Inc. .................................................     United States        532,400            13,491,016
                                                                                                           ----------------
                                                                                                                42,848,890
                                                                                                           ----------------

     FOOD PRODUCTS 4.4%
     Cadbury Schweppes PLC ........................................    United Kingdom     12,700,586           109,577,161
     General Mills Inc. ...........................................     United States        608,300            28,912,499
     Groupe Danone ................................................        France          1,879,924           163,992,738
     Nestle SA ....................................................      Switzerland         653,170           174,192,574
                                                                                                           ----------------
                                                                                                               476,674,972
                                                                                                           ----------------

     HEALTH CARE EQUIPMENT & SUPPLIES .5%
     Hillenbrand Industries Inc. ..................................     United States        959,800            58,019,910
                                                                                                           ----------------

     HEALTH CARE PROVIDERS & SERVICES 1.0%
   a Alderwoods Group Inc. ........................................     United States      1,025,660            12,513,052
     HCA Inc. .....................................................     United States        313,250            13,028,067
   a Health Net Inc., A ...........................................     United States        129,710             3,437,315
a,c,dKindred Healthcare Inc. ......................................     United States      2,380,966            59,601,531
 c,d Kindred Healthcare Inc., Jan. 26.00 Calls, 1/01/12                 United States          1,156                   404
 c,d Kindred Healthcare Inc., Jan. 9.07 Calls, 1/01/13 ............     United States            578                 9,985
 c,d Kindred Healthcare Inc., Jul. 23.75 Calls, 7/17/11 ...........     United States          3,856                10,026
a,c,dKindred Healthcare Inc., wts., Series A, 4/20/06 .............     United States        211,977             4,833,076

                                                          Semiannual Report | 19

Mutual Shares Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                         SHARES/WARRANTS/
                                                                           COUNTRY           CONTRACTS           VALUE
---------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     HEALTH CARE PROVIDERS & SERVICES (CONT.)
a,c,dKindred Healthcare Inc., wts., Series B, 4/20/06 .............     United States        529,943       $    10,899,603
   a Rotech Healthcare Inc. .......................................     United States        300,950             7,373,275
                                                                                                           ----------------
                                                                                                               111,706,334
                                                                                                           ----------------

     HOTELS RESTAURANTS & LEISURE .2%
   a Caesars Entertainment Inc. ...................................     United States      1,044,312            15,664,680
a,b,cFHC Delaware Inc. ............................................     United States        784,457             6,173,677
                                                                                                           ----------------
                                                                                                                21,838,357
                                                                                                           ----------------

     INDUSTRIAL CONGLOMERATES .9%
   a Alleghany Corp. ..............................................     United States        335,113            96,177,431
                                                                                                           ----------------

     INSURANCE 11.6%
   a Berkshire Hathaway Inc., A ...................................     United States          1,590           141,430,500
   a Berkshire Hathaway Inc., B ...................................     United States         71,185           210,351,675
   a Conseco Inc. .................................................     United States      2,866,900            57,051,310
     Hartford Financial Services Group Inc. .......................     United States        925,900            63,646,366
     Montpelier Re Holdings Ltd. ..................................        Bermuda           459,289            16,052,151
     Nationwide Financial Services Inc., A ........................     United States      1,616,150            60,783,401
     Old Republic International Corp. .............................     United States      4,881,042           115,778,316
 a,b Olympus Re Holdings Ltd. .....................................        Bermuda           202,380            36,762,327
     Prudential Financial Inc. ....................................     United States      1,265,000            58,784,550
     St. Paul Travelers Cos. Inc. .................................     United States      1,890,629            76,646,100
   c White Mountains Insurance Group Inc. .........................     United States        472,190           240,816,900
 b,c White Mountains Insurance Group Inc. .........................     United States        265,658           128,711,301
     Willis Group Holdings Ltd. ...................................     United States      1,173,000            43,928,850
                                                                                                           ----------------
                                                                                                             1,250,743,747
                                                                                                           ----------------

     LEISURE EQUIPMENT & PRODUCTS .3%
     Mattel Inc. ..................................................     United States      1,576,300            28,767,475
                                                                                                           ----------------

     MACHINERY .5%
   c Federal Signal Corp. .........................................     United States      2,703,700            50,315,857
                                                                                                           ----------------

     MEDIA 7.1%
     Clear Channel Communications Inc. ............................     United States        887,500            32,793,125
     Dow Jones & Co. Inc. .........................................     United States        261,810            11,807,631
     E.W. Scripps Co., A ..........................................     United States      1,010,475           106,099,875
   a EchoStar Communications Corp., A .............................     United States      1,277,791            39,292,073
   a Fox Entertainment Group Inc., A ..............................     United States        399,085            10,655,570
   a Liberty Media Corp., A .......................................     United States     14,398,624           129,443,630
     Meredith Corp. ...............................................     United States      1,036,335            56,956,972
   a NTL Inc. .....................................................    United Kingdom      1,150,472            66,290,197
 a,b NTL Inc. .....................................................    United Kingdom        872,276            47,747,516
     Omnicom Group Inc. ...........................................     United States        432,800            32,845,192
     Sinclair Broadcast Group Inc., A .............................     United States          9,838               101,036
   a TVMAX Holdings Inc. ..........................................     United States        128,831               495,999
     Viacom Inc., B ...............................................     United States        130,600             4,665,032
     Washington Post Co., B .......................................     United States        238,238           221,563,722
                                                                                                           ----------------
                                                                                                               760,757,570
                                                                                                           ----------------

20 | Semiannual Report

Mutual Shares Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                         SHARES/WARRANTS/
                                                                           COUNTRY           CONTRACTS           VALUE
---------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     METALS & MINING 6.5%
     Anglo American PLC ...........................................    United Kingdom      4,572,215       $    93,530,494
     Anglo American PLC, ADR ......................................    United Kingdom          2,300                48,001
     Barrick Gold Corp. ...........................................        Canada          1,581,000            31,224,750
     Compania de Minas Buenaventura SA, ADR .......................         Peru             683,200            15,098,720
     Freeport McMoran Copper & Gold Inc., B .......................     United States      3,790,300           125,648,445
   a Glamis Gold Ltd. .............................................        Canada          1,746,100            30,539,657
     Gold Fields Ltd. .............................................     South Africa       1,795,937            19,103,037
a,b,cInternational Steel Group ....................................     United States      6,143,191           164,483,939
     Newmont Mining Corp. .........................................     United States      4,102,700           159,020,652
     Noranda Inc. .................................................        Canada          2,037,700            34,864,694
     Placer Dome Inc. .............................................        Canada            579,900             9,688,428
   a Randgold & Exploration Co. Ltd., ADR .........................     South Africa         321,060               802,650
   a Wheaton River Minerals Ltd. ..................................        Canada          3,289,916             9,177,166
   a Wheaton River Minerals Ltd., wts., 5/30/07 ...................        Canada          1,819,489             2,836,272
                                                                                                           ----------------
                                                                                                               696,066,905
                                                                                                           ----------------

     MULTI-UTILITIES & UNREGULATED POWER .7%
   a Calpine Corp. ................................................     United States      1,191,600             5,147,712
 a,e NRG Energy Inc. ..............................................     United States      2,971,480            73,692,704
 e,m NRG Energy Inc., Contingent Distribution .....................     United States    131,103,582                    --
                                                                                                           ----------------
                                                                                                                78,840,416
                                                                                                           ----------------

     MULTILINE RETAIL .4%
     Marks & Spencer Group PLC ....................................    United Kingdom      6,065,000            39,898,421
                                                                                                           ----------------

     OIL & GAS 3.0%
   a Anchor Resources LLC .........................................     United States        123,013                    --
     BP PLC .......................................................    United Kingdom      5,707,068            50,403,361
     BP PLC, ADR ..................................................    United Kingdom         46,400             2,485,648
     Occidental Petroleum Corp. ...................................     United States        200,400             9,701,364
 a,c Opti Canada ..................................................        Canada          9,695,676           135,591,218
     Suncor Energy Inc. ...........................................        Canada          2,072,700            52,576,936
     Total SA, B ..................................................        France            380,938            72,625,387
                                                                                                           ----------------
                                                                                                               323,383,914
                                                                                                           ----------------

     PAPER & FOREST PRODUCTS .2%
     Abitibi-Consolidated Inc. ....................................        Canada          2,645,387            18,053,545
                                                                                                           ----------------

     PERSONAL PRODUCTS .3%
     Beiersdorf AG ................................................        Germany           299,764            35,121,328
                                                                                                           ----------------

     PHARMACEUTICALS 2.8%
     Aventis SA ...................................................        France            550,000            41,521,176
     Fujisawa Pharmaceutical Co. Ltd. .............................         Japan          1,529,900            36,244,251
     Merck & Co. Inc. .............................................     United States        603,150            28,649,625
     Sanofi Synthelabo SA .........................................        France            256,059            16,230,912
     Takeda Pharmaceutical Co. Ltd. ...............................         Japan          1,305,900            57,327,233
     Valeant Pharmaceuticals International ........................     United States      3,520,835            70,416,700
     Wyeth ........................................................     United States      1,480,300            53,527,648
     Yamanouchi Pharmaceutical Co. Ltd. ...........................         Japan             92,200             3,101,077
                                                                                                           ----------------
                                                                                                               307,018,622
                                                                                                           ----------------

                                                          Semiannual Report | 21

Mutual Shares Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                         SHARES/WARRANTS/
                                                                           COUNTRY           CONTRACTS           VALUE
---------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     REAL ESTATE 2.0%
 a,c Alexander's Inc. .............................................     United States        326,675       $    54,796,465
     American Financial Realty Trust ..............................     United States        322,100             4,602,808
 a,b Canary Wharf Group PLC .......................................    United Kingdom     14,262,931            73,458,931
     Chelsea Property Group Inc. ..................................     United States         86,400             5,635,008
 a,b Security Capital European Realty .............................      Luxembourg          147,977             1,086,151
     St. Joe Co. ..................................................     United States        853,035            33,865,490
     Ventas Inc. ..................................................     United States      1,778,665            41,531,828
                                                                                                           ----------------
                                                                                                               214,976,681
                                                                                                           ----------------

     ROAD & RAIL 1.3%
     Canadian National Railway Co. ................................        Canada            746,615            32,164,447
   c Florida East Coast Industries Inc. ...........................     United States      2,517,371            97,296,389
     Norfolk Southern Corp. .......................................     United States        351,900             9,332,388
                                                                                                           ----------------
                                                                                                               138,793,224
                                                                                                           ----------------

     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT .3%
     Samsung Electronics Co. Ltd. .................................      South Korea          77,400            31,951,363
                                                                                                           ----------------

     SPECIALTY RETAIL .3%
   a Hollywood Entertainment Corp. ................................     United States        613,000             8,189,680
   a Koninklijke Vendex ...........................................      Netherlands         445,138             8,307,784
     W.H. Smith PLC ...............................................    United Kingdom      2,336,200            13,387,966
                                                                                                           ----------------
                                                                                                                29,885,430
                                                                                                           ----------------

     THRIFTS & MORTGAGE FINANCE 1.8%
     Fieldstone Investment Corp. ..................................     United States      2,365,900            37,262,925
     Hudson City Bancorp Inc. .....................................     United States        886,055            29,629,679
     Sovereign Bancorp Inc. .......................................     United States      5,828,890           128,818,469
                                                                                                           ----------------
                                                                                                               195,711,073
                                                                                                           ----------------

     TOBACCO 9.3%
     Altadis SA ...................................................         Spain          7,776,607           240,319,514
     Altria Group Inc. ............................................     United States      2,078,877           104,047,794
     British American Tobacco PLC .................................    United Kingdom     25,341,243           392,696,894
     British American Tobacco PLC, ADR ............................    United Kingdom         70,550             2,203,276
     Imperial Tobacco Group PLC ...................................    United Kingdom      6,933,289           149,373,388
     R.J. Reynolds Tobacco Holdings Inc. ..........................     United States      1,704,300           115,193,637
     R.J. Reynolds Tobacco Holdings Inc., Aug. 60.00 Puts, 8/21/04      United States            648                42,120
     R.J. Reynolds Tobacco Holdings Inc., Jul. 55.00 Puts, 7/17/04      United States            317                 1,585
                                                                                                           ----------------
                                                                                                             1,003,878,208
                                                                                                           ----------------

     WIRELESS TELECOMMUNICATION SERVICES .3%
   a AT&T Wireless Services Inc. ..................................     United States      2,231,900            31,960,808
   a Vast Solutions Inc., B1 ......................................     United States         75,539                    --
   a Vast Solutions Inc., B2 ......................................     United States         75,539                    --
   a Vast Solutions Inc., B3 ......................................     United States         75,539                    --
                                                                                                           ----------------
                                                                                                                31,960,808
                                                                                                           ----------------

     TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
      (COST $5,421,669,357) .......................................                                          7,544,889,602
                                                                                                           ----------------

22 | Semiannual Report

Mutual Shares Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                           COUNTRY            SHARES              VALUE
---------------------------------------------------------------------------------------------------------------------------
     PREFERRED STOCKS .5%
     DIVERSIFIED TELECOMMUNICATION SERVICES
     PTV Inc., 10.00%, A, pfd. ....................................      Switzerland         204,620       $     1,565,343
                                                                                                           ----------------

     ELECTRIC UTILITIES
   a Montana Power Co., 8.45%, pfd. ...............................     United States        109,220             1,518,158
                                                                                                           ----------------

     FOOD PRODUCTS .1%
     Unilever NV, pfd. ............................................      Netherlands       1,113,140             6,866,302
                                                                                                           ----------------

     MEDIA .4%
 a,b Hollinger Inc., cvt., pfd. ...................................        Canada          4,090,014            28,187,007
     Hollinger Inc., cvt., pfd. ...................................        Canada            105,000               757,691
     News Corp. Ltd., ADR, pfd. ...................................       Australia          447,361            14,709,230
                                                                                                           ----------------
                                                                                                                43,653,928
                                                                                                           ----------------
     TOTAL PREFERRED STOCKS (COST $54,664,609) ....................                                             53,603,731
                                                                                                           ----------------

                                                                                      --------------------
                                                                                       PRINCIPAL AMOUNT F
                                                                                      --------------------
     CORPORATE BONDS & NOTES 5.3%
     Calpine Corp. senior note,
       7.625%, 4/15/06 ............................................     United States  $   5,681,000             5,027,685
       10.50%, 5/15/06 ............................................     United States      2,016,000             1,824,480
     Calpine Generating Co., 144A, 10.25%, 4/01/11 ................     United States     56,200,000            51,142,000
   c DecisionOne Corp., Term Loan .................................     United States     13,775,874             7,232,334
     Eurotunnel PLC,
       FRN, 5.506%, 12/31/18, Tier 2 ..............................    United Kingdom     12,719,682 GBP        17,761,697
       FRN, 5.506%, 12/31/25, Tier 3 ..............................    United Kingdom     50,767,268 GBP        49,715,869
       Participating Loan Note, 4/30/40 ...........................    United Kingdom      1,482,000 GBP           483,769
     Eurotunnel SA,
       12/31/18, Tier 2 (Pibor) ...................................        France          1,393,972 EUR         1,305,900
       12/31/25, Tier 3 (Pibor) ...................................        France         13,502,354 EUR         8,870,915
       FRN, 3.338%, 12/31/18, Tier 2 (Libor) ......................        France          3,151,383 EUR         2,952,277
       FRN, 3.338%, 12/31/25, Tier 3 (Libor) ......................        France         76,053,893 EUR        49,966,667
   b FE Capital LLC, 5.00%, 8/28/07 ...............................         Japan         16,987,239            19,535,325
     Guadalupe Power Partners LP,
       Debt Service Reserve .......................................     United States        240,070               213,662
       Power Sale Agreement .......................................     United States        395,468               351,967
       Term Loan ..................................................     United States      2,957,695             2,632,348
     HealthSouth Corp.,
       7.00%, 6/15/08 .............................................     United States      6,330,000             6,187,575
       7.625%, 6/01/12 ............................................     United States    119,123,000           112,869,043
     Marconi Corp., PLC, 8.00%, 4/30/08 ...........................    United Kingdom        350,004               379,009
     MCI Inc.,
       5.908%, 5/01/07 ............................................     United States     10,920,000            10,619,700
       6.688%, 5/01/09 ............................................     United States     18,080,000            16,769,200
       7.735%, 5/01/14 ............................................     United States      9,359,000             8,399,703
   b Motor Coach Industries International Inc., Bank Claim ........     United States     54,831,000            54,831,000
   b MP Finance Ltd., FRN, 6.11%, 8/28/07 .........................         Japan         55,197,761            63,477,425

                                                          Semiannual Report | 23

Mutual Shares Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                           COUNTRY      PRINCIPAL AMOUNT F        VALUE
---------------------------------------------------------------------------------------------------------------------------
     CORPORATE BONDS & NOTES (CONT.)
     Odessa-Ector Power Partners LP,
       Debt Service Reserve .......................................     United States  $     157,365       $       141,628
       Power Sale Agreement .......................................     United States        338,890               305,001
       Term Loan ..................................................     United States      2,827,999             2,545,199
     Reliant Energy Channelview LP Inc.,
       Revolver ...................................................     United States        669,900               596,211
       Term Loan A ................................................     United States      7,215,850             6,422,106
   b Seton House Finance Ltd., zero cpn., 2/07/12 .................    United Kingdom     90,451,691 EUR        25,751,214
     Trump Atlantic,
       11.25%, 5/01/06 ............................................     United States     35,797,000            31,322,375
       Series B, 11.25%, 5/01/06 ..................................     United States     10,620,000             9,292,500
       Series B, 144A, 11.25%, 5/01/06 ............................     United States        735,000               643,125
   b TVMAX Holdings Inc., PIK,
       11.50%, 2/01/05 ............................................     United States         75,481                75,481
       14.00%, 2/01/05 ............................................     United States        647,045               647,045
                                                                                                           ----------------
     TOTAL CORPORATE BONDS & NOTES (COST $566,220,591) ............                                            570,291,435
                                                                                                           ----------------

     BONDS & NOTES IN REORGANIZATION 3.3%
   a Adelphia Communications Corp.,
       9.25%, 10/01/02 ............................................     United States     11,465,000            11,264,362
       8.125%, 7/15/03 ............................................     United States      1,442,000             1,405,950
       7.50%, 1/15/04 .............................................     United States      3,750,000             3,623,437
       10.50%, 7/15/04 ............................................     United States      6,320,000             6,501,700
       9.875%, 3/01/05 ............................................     United States      2,564,000             2,551,180
       10.25%, 11/01/06 ...........................................     United States      9,950,000             9,900,250
       9.875%, 3/01/07 ............................................     United States        366,000               364,170
       8.375%, 2/01/08 ............................................     United States      9,037,000             8,878,852
       7.75%, 1/15/09 .............................................     United States     10,030,000             9,704,025
       7.875%, 5/01/09 ............................................     United States      7,952,000             7,614,040
       9.375%, 11/15/09 ...........................................     United States     10,353,000            10,534,177
       10.875%, 10/01/10 ..........................................     United States      9,236,000             9,374,540
       10.25%, 6/15/11 ............................................     United States      8,060,000             8,301,800
   a Aiken Cnty S C Indl Rev Beloit, 6.00%, 12/01/11 ..............     United States        775,000                 3,875
   a Air Canada Inc.,
       6.75%, 2/02/04 .............................................        Canada          2,268,000 CAD           456,729
       9.00%, 6/01/06 .............................................        Canada          3,980,000 CAD           816,334
       10.00%, 6/01/06 ............................................        Canada          3,795,000 EUR         1,292,811
       7.25%, 10/01/07 ............................................        Canada          7,072,000 CAD         1,450,531
     e 10.25%, 3/15/11 ............................................        Canada         20,193,000             6,158,865
       Bank Claim .................................................        Canada         23,729,900 CAD         4,601,733
       Bank Claim .................................................        Canada        454,102,381 JPY         1,206,889
       Term Loan ..................................................        Canada         16,462,900             4,774,241
       zero cpn., 7/31/05 .........................................        Canada          5,818,255             1,774,568

24 | Semiannual Report

Mutual Shares Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                           COUNTRY      PRINCIPAL AMOUNT F        VALUE
---------------------------------------------------------------------------------------------------------------------------
     BONDS & NOTES IN REORGANIZATION (CONT.)
   a Century Communications Corp.,
       9.50%, 3/01/05 .............................................     United States  $   1,903,000       $     2,102,815
       8.875%, 1/15/07 ............................................     United States      2,405,000             2,645,500
       8.75%, 10/01/07 ............................................     United States      3,666,000             3,959,280
       8.375%, 12/15/07 ...........................................     United States        875,000               954,844
       Series B, zero cpn., 1/15/08 ...............................     United States      6,600,000             4,191,000
       zero cpn., 3/15/03 .........................................     United States     10,740,000            10,229,850
   a Harnischfeger Industries Inc.,
       8.90%, 3/01/22 .............................................     United States      6,565,000                42,016
       8.70%, 6/15/22 .............................................     United States      6,004,000                39,026
       7.25%, 12/15/25 ............................................     United States      8,965,000                58,272
       6.875%, 2/15/27 ............................................     United States      7,663,000                49,043
       Stipulated Bank Claim ......................................     United States      9,933,950                62,584
   a Mirant Americas Generation Inc.,
       8.30%, 5/01/11 .............................................     United States      7,711,000             5,821,805
       8.50%, 10/01/21 ............................................     United States        368,000               277,840
       9.125%, 5/01/31 ............................................     United States      8,174,000             6,171,370
   a Mirant Corp.,
       Tranche C Revolver .........................................     United States     12,866,601             6,851,465
       4 Year Revolver, 7/17/05 ...................................     United States      8,237,432             5,930,951
       364 Day Revolver ...........................................     United States     22,103,300            11,770,007
   a Northwestern Corp.,
     e 8.75%, 3/15/12 .............................................     United States     14,155,000            11,854,813
       6.95%, 11/15/28 ............................................     United States      7,435,000             6,152,463
   a Owens Corning, Revolver ......................................     United States     47,377,974            36,481,040
   a Port Seattle Wash Rev Ref-Beloit Proj., 6.00%, 12/01/17 ......     United States        385,000                 1,925
   a Safety Kleen Corp., 9.25%, 5/15/09 ...........................     United States      1,085,000                56,963
   a Safety Kleen Services, 9.25%, 6/01/08 ........................     United States         85,000                   425
   a Teco Panda,
       Bank Claim .................................................     United States      3,669,320             2,018,126
       Bank Claim #2 ..............................................     United States     18,586,580            11,523,680
       Debt Service Reserve L/C Loan ..............................     United States        908,743               563,421
       Project L/C Loan Facility ..................................     United States      2,664,677             1,652,100
   a Telewest Communications PLC,
       11.00%, 10/01/07 ...........................................    United Kingdom     14,949,000             8,857,283
       11.25%, 11/01/08 ...........................................    United Kingdom      2,250,000             1,327,500
       9.875%, 4/15/09 ............................................    United Kingdom     17,665,000 GBP        14,015,519
       9.875%, 2/01/10 ............................................    United Kingdom      4,755,000 GBP         4,440,943
       Bank Claim .................................................    United Kingdom     56,035,616 GBP        50,180,239
       cvt., 5.25%, 2/19/07 .......................................    United Kingdom     14,165,000 GBP        12,330,347
       senior disc. note, 9.25%, 4/15/09 ..........................    United Kingdom      5,920,000             2,871,200
       senior disc. note, zero cpn., 2/01/10 ......................    United Kingdom      4,470,000             1,989,150
   a Telewest Finance Ltd., cvt., 6.00%, 7/07/05 ..................    United Kingdom     12,987,000            12,873,364
                                                                                                           ----------------
     TOTAL BONDS & NOTES IN REORGANIZATION (COST $269,496,090) ....                                            352,903,228
                                                                                                           ----------------


                                                          Semiannual Report | 25

Mutual Shares Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                         SHARES/PRINCIPAL
                                                                           COUNTRY            AMOUNT F            VALUE
---------------------------------------------------------------------------------------------------------------------------
     COMPANIES IN LIQUIDATION .1%
 a,b Apco Oil Corp. ...............................................     United States          9,200       $            --
 a,b Brunos Inc., Liquidating Unit ................................     United States         98,873               217,520
a,b,cCity Investing Co. Liquidating Trust .........................     United States      4,373,476             8,353,339
   a Guangdong International Trust & Investment Corp.,
       144A, 8.75%, 10/24/16 ......................................         China          5,800,000               391,500
       Revolver - Admitted Claim ..................................       Hong Kong        1,197,441                80,827
       Structured Note - Admitted Claim ...........................       Hong Kong        1,894,157               127,856
       Syndicated Loan - Admitted Claim ...........................       Hong Kong        3,275,003               221,063
a,b,cMBOP Liquidating Trust .......................................     United States        574,712                 1,437
 a,b Peregrine Investments Holdings Ltd.,
       6.70%, 1/15/98 .............................................       Hong Kong       95,000,000 JPY            60,945
       6.70%, 6/30/00 .............................................       Hong Kong      250,000,000 JPY           160,381
       zero cpn., 1/22/98 .........................................       Hong Kong          500,000                12,500
 a,b PIV Investment Finance (Cayman) Ltd. .........................       Hong Kong       22,710,000             3,236,175
 a,b Roeser & Pendelton Liquidating Trust .........................     United States          2,800                 6,941
   a United Cos. Financial Corp.,
       Bank Claim .................................................     United States        179,680                    --
       Revolver ...................................................     United States     45,581,514                    --
                                                                                                           ----------------
     TOTAL COMPANIES IN LIQUIDATION (COST $1,423,696) .............                                             12,870,484
                                                                                                           ----------------

                                                                                     --------------------
                                                                                      PRINCIPAL AMOUNT F
                                                                                     --------------------
     GOVERNMENT AGENCIES 19.8%
     Federal Home Loan Bank, 0.97% to 2.51%, with
       maturities to 7/02/07 ......................................     United States $1,957,055,000         1,944,920,520
   g Federal Home Loan Mortgage Corp., 1.118% to 2.500%, with
       maturities to 5/19/06 ......................................     United States     60,000,000            59,647,130
     Federal National Mortgage Association, 1.184% to 2.200%, with
       maturities to 12/29/06 .....................................     United States    112,337,000           111,203,211
     U.S. Treasury Bills, 0.975% to 0.995%, with maturities to 9/09/04  United States     25,000,000            24,971,708
                                                                                                           ----------------
     TOTAL GOVERNMENT AGENCIES (COST $2,146,909,410) ..............                                          2,140,742,569
                                                                                                           ----------------

     OTHER INVESTMENTS (COST $32,856,580) .3%

                                                                                         ------------
                                                                                            UNITS
                                                                                         ------------
   h Inpower 2 Limited, Jersey ....................................    Jersey Islands     13,682,994            31,886,173
                                                                                                           ----------------

     TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
       (COST $8,493,240,333) ......................................                                         10,707,187,222
                                                                                                           ----------------

26 | Semiannual Report

Mutual Shares Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                           COUNTRY    PRINCIPAL AMOUNT F        VALUE
---------------------------------------------------------------------------------------------------------------------------
     REPURCHASE AGREEMENTS .1%
 i,j Barclays Capital Inc., 1.50%, 7/01/04 (Maturity Value $3,000,248)
       Collateralized by U.S. Treasury Bills, Notes and Bonds .....     United States  $   3,000,125       $     3,000,125
 i,j Bear Stearns & Co. Inc., 1.50%, 7/01/04 (Maturity Value $3,000,248)
       Collateralized by U.S. Treasury Bills, Notes and Bonds .....     United States      3,000,125             3,000,125
 i,j Goldman Sachs & Co., 1.59%, 7/01/04 (Maturity Value $2,202,193)
       Collateralized by U.S. Treasury Bills, Notes and Bonds .....     United States      2,202,097             2,202,097
 i,j JP Morgan Securities, 1.47%, 7/01/04 (Maturity Value $1,062,086)
       Collateralized by U.S. Treasury Bills, Notes and Bonds .....     United States      1,062,043             1,062,043
 i,j Morgan Stanley & Co. Inc., 1.60%, 7/01/04 (Maturity Value
       $2,000,177) Collateralized by U.S. Treasury Bills, Notes
       and Bonds ..................................................     United States      2,000,089             2,000,089
                                                                                                           ----------------
     TOTAL REPURCHASE AGREEMENTS (COST $11,264,479) ...............                                             11,264,479
                                                                                                           ----------------

     TOTAL INVESTMENTS (COST $8,504,504,812) 99.4% ................                                         10,718,451,701
     OPTIONS WRITTEN ..............................................                                                (18,440)
     SECURITIES SOLD SHORT (.5)% ..................................                                            (48,993,397)
     NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS ............                                             (3,276,678)
     OTHER ASSETS, LESS LIABILITIES 1.1% ..........................                                            118,738,905
                                                                                                           ----------------
     NET ASSETS 100.0% ............................................                                        $10,784,902,091
                                                                                                           ----------------

                                                                                          --------------
     OPTIONS WRITTEN (PREMIUMS RECEIVED $110,878)                                            CONTRACTS
                                                                                          --------------
     ISSUER
     TOBACCO
   k R.J. Reynolds Tobacco Holdings Inc., Aug. 50.00 Puts, 8/21/04      United States            922       $        18,440
                                                                                                           ----------------

                                                          Semiannual Report | 27

Mutual Shares Fund

                                                                   --------------------------------------------------------
     SECURITIES SOLD SHORT .5%                                             COUNTRY            SHARES             VALUE
                                                                   --------------------------------------------------------
     ISSUER
     COMMUNICATIONS EQUIPMENT .1%
   l Tellabs Inc. .................................................     United States        301,100       $     2,631,614
                                                                                                           ----------------

     FOOD PRODUCTS .4%
   l Kraft Foods Inc., A ..........................................     United States      1,339,981            42,450,598
                                                                                                           ----------------

     REAL ESTATE
   l Simon Property Group Inc. ....................................     United States         34,600             1,779,132
                                                                                                           ----------------

     WIRELESS TELECOMMUNICATION SERVICES
   l Microcell Telecommunications Inc., B .........................        Canada             88,500             2,132,053
                                                                                                           ----------------

     TOTAL SECURITIES SOLD SHORT (PROCEEDS $52,490,230) ...........                                        $    48,993,397
                                                                                                           ----------------

CURRENCY ABBREVIATIONS: | CAD - Canadian Dollar | EUR - Euro | GBP - British Pound | JPY - Japanese Yen

a Non-income producing.
b See Note 9 regarding restricted securities.
c See Note 10 regarding Holdings of 5% Voting Securities.
d A member of the Fund's Portfolio Management team serves as a member on the board of directors. As a result of this involvement, the Portfolio Manager could receive material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.
e Security on loan. See Note 1(i).
f The principal amount is stated in U.S. dollars unless otherwise indicated.
g See Note 1(h) regarding securities segregated with broker for securities sold short.
h Units consist of Noteco Ltd., Floating Rate Note (FRN), 6.213% 6/30/15, Series A2 (Principal Amount 13,682,994 GBP), Noteco Ltd. FRN, 6.213%, 6/30/20, Series
A3 (Principal Amount 2,580,738 GBP), and 2,580,738 shares of Drax Group Ltd., common.
i Investments from cash collateral received for loaned securities. See Note 1(i). j See Note 1(c) regarding repurchase agreements.
k See Note 1(g) regarding written options.
l See Note 1(h) regarding securities sold short.
m Contingent Distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

28 | See notes to financial statements. | Semiannual Report

Mutual Shares Fund

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
June 30, 2004 (unaudited)



Assets:
 Investments in securities:
  Cost - Unaffiliated issuers............................................................................. $ 7,989,157,826
  Cost - Non-controlled affiliated issuers (Note 10)......................................................     515,346,986
                                                                                                           ================
  Value - Unaffiliated issuers (includes securities segregated with broker for securities sold short in
   the amount of $24,881,185) a...........................................................................   9,693,665,482
  Value - Non-controlled affiliated issuers (Note 10).....................................................   1,024,786,219
 Cash ....................................................................................................      11,055,121
 Foreign currency, at value (cost $45,921,664)............................................................      46,050,666
 Receivables:
  Investment securities sold..............................................................................      70,699,855
  Capital shares sold.....................................................................................      17,209,149
  Dividends and interest .................................................................................      20,699,088
 Unrealized gain on forward exchange contracts (Note 8)...................................................      13,452,310
 Cash on deposit with broker for securities sold short....................................................      56,085,053
 Due from brokers - synthetic equity swaps................................................................       7,686,451
                                                                                                           ----------------
      Total assets........................................................................................  10,961,389,394
                                                                                                           ----------------
Liabilities:
 Payables:
  Investment securities purchased.........................................................................      76,273,300
  Capital shares redeemed.................................................................................      10,479,047
  Affiliates..............................................................................................      11,576,239
 Options written, at value (premiums received $110,878)...................................................          18,440
 Securities sold short, at value (proceeds $52,490,230)...................................................      48,993,397
 Payable upon return of securities loaned (Note 1i).......................................................      11,264,479
 Unrealized loss on forward exchange contracts (Note 8)...................................................      16,728,988
 Other liabilities........................................................................................       1,153,413
                                                                                                           ----------------
      Total liabilities...................................................................................     176,487,303
                                                                                                           ----------------
        Net assets, at value.............................................................................. $10,784,902,091
                                                                                                           ================
Net assets consist of:
 Undistributed net investment income...................................................................... $    64,431,462
 Net unrealized appreciation (depreciation)...............................................................   2,215,410,473
 Accumulated net realized gain (loss).....................................................................     214,175,527
 Capital shares...........................................................................................   8,290,884,629
                                                                                                           ----------------
        Net assets, at value.............................................................................. $10,784,902,091
                                                                                                           ================

                                                          Semiannual Report | 29

Mutual Shares Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2004 (unaudited)

CLASS Z:
Net assets, at value...........................................................   $6,295,516,919
                                                                                  ===============
Shares outstanding.............................................................      291,456,349
                                                                                  ===============
Net asset value and maximum offering price per share b.........................           $21.60
                                                                                  ===============
CLASS A:
Net assets, at value...........................................................   $2,532,508,233
                                                                                  ===============
Shares outstanding.............................................................      117,920,464
                                                                                  ===============
Net asset value per share c....................................................           $21.48
                                                                                  ===============
Maximum offering price per share (net asset value per share / 94.25%)..........           $22.79
                                                                                  ===============
CLASS B:
Net assets, at value...........................................................   $  511,057,690
                                                                                  ===============
Shares outstanding.............................................................       24,288,459
                                                                                  ===============
Net asset value and maximum offering price per share c.........................           $21.04
                                                                                  ===============
CLASS C:
Net assets, at value...........................................................   $1,384,976,681
                                                                                  ===============
Shares outstanding.............................................................       65,121,310
                                                                                  ===============
Net asset value and maximum offering price per share c.........................           $21.27
                                                                                  ===============
CLASS R:
Net assets, at value...........................................................   $   60,842,568
                                                                                  ===============
Shares outstanding.............................................................        2,843,857
                                                                                  ===============
Net asset value and maximum offering price per share c.........................           $21.39
                                                                                  ===============

a Including securities loaned. See Note 1(i).
b Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.
c Redemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Fund.

30 | See notes to financial statements. | Semiannual Report

Mutual Shares Fund

STATEMENT OF OPERATIONS
for the six months ended June 30, 2004 (unaudited)

Investment income:
 (net of foreign taxes of $9,842,734)
 Dividends
  Unaffiliated issuers...................................................................................    $  95,031,064
  Non-controlled affiliated issuers (Note 10)............................................................        1,234,781
 Interest
  Unaffiliated issuers...................................................................................       55,629,025
                                                                                                             --------------
      Total investment income............................................................................      151,894,870
                                                                                                             ==============
Expenses:
 Management fees (Note 3)................................................................................       30,915,400
 Administrative fees (Note 3)............................................................................        3,979,031
 Distribution fees (Note 3)
  Class A................................................................................................        4,214,763
  Class B................................................................................................        2,400,132
  Class C................................................................................................        6,663,185
  Class R................................................................................................          136,366
 Transfer agent fees (Note 3)............................................................................        5,520,500
 Custodian fees (Note 4).................................................................................          411,400
 Reports to shareholders.................................................................................          234,100
 Registration and filing fees............................................................................          227,600
 Professional fees.......................................................................................          102,991
 Directors' fees and expenses............................................................................          182,000
 Dividends on securities sold short .....................................................................          626,434
 Other...................................................................................................          155,100
                                                                                                             --------------
      Total expenses.....................................................................................       55,769,002
      Expense reductions (Note 4)........................................................................          (14,611)
                                                                                                             --------------
        Net expenses.....................................................................................       55,754,391
                                                                                                             --------------
        Net investment income............................................................................       96,140,479
                                                                                                             --------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments:
   Unaffiliated issuers..................................................................................      331,214,694
   Controlled affiliated issuers (Note 10)...............................................................        8,428,081
   Non-controlled affiliated issuers (Note 10)...........................................................       (1,837,457)
  Written options (Note 1g)..............................................................................        1,704,877
  Securities sold short (Note 1h)........................................................................       (3,724,051)
  Foreign currency transactions..........................................................................     (100,984,697)
                                                                                                             --------------
        Net realized gain (loss).........................................................................      234,801,447
 Net unrealized appreciation (depreciation) on:
  Investments ...........................................................................................     (109,349,534)
  Translation of assets and liabilities denominated in foreign currencies................................      103,018,155
                                                                                                             --------------
        Net unrealized appreciation (depreciation).......................................................       (6,331,379)
                                                                                                             --------------
Net realized and unrealized gain (loss)..................................................................      228,470,068
                                                                                                             --------------
Net increase (decrease) in net assets resulting from operations..........................................    $ 324,610,547
                                                                                                             ==============

                     Semiannual Report | See notes to financial statements. | 31

Mutual Shares Fund

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended June 30, 2004 (unaudited) and the year ended December 31, 2003

                                                                                       ------------------------------------
                                                                                       SIX MONTHS ENDED      YEAR ENDED
                                                                                         JUNE 30, 2004    DECEMBER 31, 2003
                                                                                       ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........................................................     $    96,140,479      $   83,777,908
  Net realized gain (loss) from investments, written options, securities sold short,
   and foreign currency transactions .................................................     234,801,447         107,908,202
  Net unrealized appreciation (depreciation) on investments and translation of assets
   and liabilities denominated in foreign currencies .................................      (6,331,379)      1,783,376,119
                                                                                       ------------------------------------
      Net increase (decrease) in net assets resulting from operations ............         324,610,547       1,975,062,229
 Distributions to shareholders from:
  Net investment income:
   Class Z .......................................................................         (27,412,827)        (86,237,828)
   Class A .......................................................................         (10,359,298)        (27,241,185)
   Class B .......................................................................          (1,889,506)         (3,088,304)
   Class C .......................................................................          (5,019,525)         (8,533,693)
   Class R .......................................................................            (244,839)           (444,646)
                                                                                       ------------------------------------
 Total distributions to shareholders..............................................         (44,925,995)       (125,545,656)
 Capital share transactions (Note 2):
  Class Z ........................................................................         341,800,128          83,398,695
  Class A ........................................................................         211,723,000         291,264,831
  Class B ........................................................................          55,229,729         133,623,724
  Class C ........................................................................          80,225,027         174,641,988
  Class R ........................................................................          12,564,454          26,507,727
                                                                                       ------------------------------------
 Total capital share transactions ................................................         701,542,338         709,436,965
   Redemption fees (Note 1m)......................................................                  48                  --
     Net increase (decrease) in net assets .......................................         981,226,938       2,558,953,538
Net assets:
 Beginning of period .............................................................       9,803,675,153       7,244,721,615
                                                                                       ------------------------------------
 End of year .....................................................................     $10,784,902,091      $9,803,675,153
                                                                                       ====================================
Undistributed net investment income included in net assets:
 End of period ...................................................................     $    64,431,462      $   13,216,978
                                                                                       ====================================

32 | See notes to financial statements. | Semiannual Report

Mutual Shares Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Shares Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation and income through a flexible policy of investing in stocks and corporate debt securities. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Debt securities, other over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities (including restricted securities) will be valued at fair value. Investments in open-end mutual funds are valued at the closing net asset value. Short-term securities are valued at amortized cost which approximates current value. All security valuation procedures are approved by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

                                                          Semiannual Report | 33

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2003, all repurchase agreements held by the Fund had been entered into on that date.

D. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

E. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

F. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin" are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

34 | Semiannual Report

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. OPTION CONTRACTS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

H. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size and will be recognized upon the termination of a short sale.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

I. SECURITIES LENDING

The Fund loans securities directly to certain brokers through a securities lending agent for which it received cash collateral against the loaned securities in an amount equal to at least 102% of the loaned securities. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund received interest income of $112,293 from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

                                                          Semiannual Report | 35

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on a tax basis and may differ from net investment income and realized gains for financial reporting purposes.

K. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

L. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

M. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of Fund shares held five trading days or less may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital as noted in the statement of changes.

N. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

36 | Semiannual Report

Mutual Shares Fund

2. CAPITAL STOCK

The Fund offers five classes of shares: Class Z, Class A, Class B, Class C and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2004, there were 1.9 billion shares authorized ($0.001 par value) of which 1 billion, 250 million, 200 million, 250 million and 200 million were designated as Class Z, Class A, Class B, Class C and Class R shares, respectively. Transactions in the Fund's shares were as follows:

                                    ------------------------------------------------------------------
                                           SIX MONTHS ENDED                       YEAR ENDED
                                             JUNE 30, 2004                    DECEMBER 31, 2003
                                    ------------------------------------------------------------------
                                       SHARES          AMOUNT              SHARES          AMOUNT
                                    ------------------------------------------------------------------
CLASS Z SHARES:
 Shares sold .....................    25,321,291    $ 542,711,962         21,151,259    $ 407,846,009
 Shares issued in reinvestment of
  distributions ..................     1,110,337       23,803,717          3,736,749       73,434,642
 Shares redeemed .................   (10,491,851)    (224,715,551)       (21,665,054)    (397,881,956)
                                    ------------------------------------------------------------------
 Net increase (decrease) .........    15,939,777    $ 341,800,128          3,222,954    $  83,398,695
                                    ==================================================================
CLASS A SHARES:
 Shares sold .....................    20,224,436    $ 431,567,111         35,425,425    $ 652,986,425
 Shares issued in reinvestment of
  distributions ..................       443,638        9,460,021          1,293,317       25,145,030
 Shares redeemed .................   (10,770,100)    (229,304,132)       (20,693,711)    (386,866,624)
                                    ------------------------------------------------------------------
 Net increase (decrease) .........     9,897,974    $ 211,723,000         16,025,031    $ 291,264,831
                                    ==================================================================
CLASS B SHARES:
 Shares sold .....................     3,660,543    $  76,620,654          9,236,787    $ 165,789,211
 Shares issued in reinvestment of
  distributions ..................        84,506        1,765,325            154,276        2,877,950
 Shares redeemed .................    (1,108,270)     (23,156,250)        (1,987,903)     (35,043,437)
                                    ------------------------------------------------------------------
 Net increase (decrease) .........     2,636,779    $  55,229,729          7,403,160    $ 133,623,724
                                    ==================================================================
CLASS C SHARES:
 Shares sold .....................     7,905,674    $ 167,112,683         17,120,196    $ 312,711,634
 Shares issued in reinvestment of
  distributions ..................       216,957        4,582,113            422,198        7,868,601
 Shares redeemed .................    (4,328,640)     (91,469,769)        (8,145,439)    (145,938,247)
                                    ------------------------------------------------------------------
 Net increase (decrease) .........     3,793,991    $  80,225,027          9,396,955    $ 174,641,988
                                    ==================================================================
CLASS R SHARES:
 Shares sold .....................       933,990    $  19,836,928          1,770,971    $  32,403,265
 Shares issued in reinvestment of
  distributions ..................        11,382          241,782             22,484          440,336
 Shares redeemed .................      (354,897)      (7,514,256)          (339,764)      (6,335,874)
                                    ------------------------------------------------------------------
 Net increase (decrease) .........       590,475    $  12,564,454          1,453,691    $  26,507,727
                                    ==================================================================

                                                          Semiannual Report | 37

Mutual Shares Fund

3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Series Fund are also officers and/or directors of the following entities:

---------------------------------------------------------------------------------------
  ENTITY                                                         AFFILIATION
---------------------------------------------------------------------------------------
  Franklin Mutual Advisers, LLC (Franklin Mutual)                Investment manager
  Franklin Templeton Services, LLC (FT Services)                 Administrative manager
  Franklin Templeton Distributors, Inc. (Distributors)           Principal underwriter
  Franklin Templeton Investor Services, LLC (Investor Services)  Transfer agent

The Fund pays an investment management fee to Franklin Mutual of 0.60% per year of the average daily net assets of the Fund. Effective July 1, 2004, the Fund will pay fees based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------
        0.600%          First $5 billion
        0.570%          Over $5 billion, up to and including $10 billion
        0.550%          Over $10 billion, up to and including $15 billion
        0.530%          Over $15 billion, up to and including $20 billion
        0.510%          Over $20 billion

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

----------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
----------------------------------------------------------------------------
        0.150%          First $200 million
        0.135%          Over $200 million, up to and including $700 million
        0.100%          Over $700 million, up to and including $1.2 billion
        0.075%          Over $1.2 billion

The Fund reimburses Distributors up to 0.35%, 1.00%, 1.00% and 0.50% per year of the average daily net assets of Class A, Class B, Class C and Class R shares, respectively, for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan. Under the distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Distributors has advised the Fund of the following commission transactions related to the sale of the Fund's shares for the period:

Commissions paid......................................        $4,589,056
Sales charges received................................        $1,308,091
Contingent deferred sales charges received............        $  448,557

The Fund paid transfer agent fees of $5,520,500, of which $3,564,868 was paid to Investors Services.

38 | Semiannual Report

Mutual Shares Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At June 30, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

Cost of investments ..................................    $8,521,672,382
                                                          ===============
Unrealized appreciation ..............................    $2,407,092,743
Unrealized depreciation ..............................      (210,313,424)
                                                          ---------------
Net unrealized appreciation (depreciation) ...........    $2,196,779,319
                                                          ===============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions, bond discounts and premiums on the sale of securities and foreign currencies.

At December 31, 2003, the Fund had deferred capital and currency losses occurring subsequent to October 31, 2003 of $42,633,926 and $519,358, respectively. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

At December 31, 2003, the Fund had tax basis capital losses of $70,865,418 which may be carried over to offset future capital gains. Such losses expire in 2010.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities and securities sold short) for the period ended June 30, 2004, aggregated $2,253,841,440 and $1,366,988,372, respectively.

                                                          Semiannual Report | 39

Mutual Shares Fund

6. INVESTMENT TRANSACTIONS (CONTINUED)

Transactions in options written during the period ended June 30, 2004 were as follows:

                                         --------------------------------
                                          NUMBER OF          PREMIUMS
                                          CONTRACTS          RECEIVED
                                         --------------------------------
Options outstanding at
 December 31, 2003..................      2,325,358         $   621,717
Options written....................       1,966,926           3,296,835
Options expired....................        (989,127)         (1,370,148)
Options exercised..................      (3,297,995)         (1,648,903)
Options closed.....................          (4,240)           (788,623)
                                         --------------------------------
Options outstanding at
 June 30, 2004......................            922         $   110,878
                                         ================================

7. SYNTHETIC EQUITY SWAPS
As of June 30, 2004, the Fund had the following synthetic equity swaps outstanding:

-----------------------------------------------------------------------------------------------------
                                                           NUMBER OF                     UNREALIZED
  CONTRACTS TO BUY                                         CONTRACTS       VALUE         GAIN (LOSS)
-----------------------------------------------------------------------------------------------------
  Aventis SA (60.20 - 62.30 EUR) .....................      64,341      $ 4,857,298         $  5,904
  Christian Dior SA (46.76 - 55.43 EUR) ..............     158,429       10,244,791          667,338
                                                                                            ---------
  Total contracts to buy ............................................................       $673,242
                                                                                            ---------

-----------------------------------------------------------------------------------------------------
                                                           NUMBER OF                     UNREALIZED
  CONTRACTS TO SELL                                        CONTRACTS       VALUE         GAIN (LOSS)
-----------------------------------------------------------------------------------------------------
  LVMH Moet Hennessy Louis Vuitton
   (56.41 - 61.76 EUR) ...............................     158,110      $11,436,058         $(33,564)
                                                                                            ---------
  Total contracts to sell ...........................................................        (33,564)
                                                                                            ---------
  Net unrealized gain (loss) ........................................................       $639,678
                                                                                            =========

8. FORWARD EXCHANGE CONTRACTS

At June 30, 2004, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

-----------------------------------------------------------------------------------------------------
                                                               IN       SETTLEMENT       UNREALIZED
  CONTRACTS TO BUY                                       EXCHANGE FOR      DATE          GAIN (LOSS)
-----------------------------------------------------------------------------------------------------
    32,271,472    South African Rand .........   U.S.   $   4,956,198    7/26/04   U.S. $  272,839
 1,996,299,821    Japanese Yen ...............             18,550,000    9/21/04           183,782
    10,625,590    Norwegian Krone ............              1,525,000   10/15/04             7,035
                                                        -------------                   ----------
                                                 U.S.   $  25,031,198              U.S. $  463,656
                                                        =============                   ----------

40 | Semiannual Report

Mutual Shares Fund

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

-------------------------------------------------------------------------------------------------
                                                            IN      SETTLEMENT       UNREALIZED
  CONTRACTS TO SELL                                   EXCHANGE FOR     DATE          GAIN (LOSS)
-------------------------------------------------------------------------------------------------
   199,350,000    British Pounds ............  U.S.  $ 365,596,888    7/08/04 U.S. $  4,337,782
   386,021,668    Canadian Dollars ..........          293,163,291    7/21/04         5,371,774
    42,375,000    British Pounds ............           77,111,527    8/10/04           522,487
     1,220,135    British Pounds ............            2,214,192    8/20/04            11,579
    20,950,000    Euro ......................           26,325,041    8/23/04           861,284
    86,900,000    Euro ......................          106,965,687    9/17/04         1,378,635
   348,872,258    Danish Krona ..............           57,126,618    9/17/04           100,755
   638,440,000    Korean Won ................              550,000    9/17/04               666
 3,247,510,450    Japanese Yen ..............           30,102,542    9/24/04           220,061
    10,250,000    Euro ......................           12,576,123    9/27/04           122,031
    41,186,400    Norwegian Krone ...........            6,000,000   10/15/04            61,600
                                                    --------------                 -------------
                                               U.S.  $ 977,731,909                   12,988,654
                                                    ==============                 -------------
  Unrealized gain on forward exchange contracts ...........................   U.S. $ 13,452,310
                                                                                   =============

-------------------------------------------------------------------------------------------------
                                                            IN      SETTLEMENT       UNREALIZED
  CONTRACTS TO SELL                                   EXCHANGE FOR     DATE          GAIN (LOSS)
-------------------------------------------------------------------------------------------------
     41,839,848  Canadian Dollars ...........  U.S.  $  30,900,123    7/21/04 U.S. $   (317,321)
    237,612,222  South African Rand .........           35,119,011    7/26/04        (3,381,962)
    106,523,223  British Pounds .............          189,560,338    8/10/04        (2,907,801)
    200,114,339  British Pounds .............          359,109,971    8/20/04        (2,140,504)
     58,300,000  Euro .......................           69,288,115    8/23/04        (1,572,840)
 27,532,955,000  Korean Won .................           23,600,000    9/17/04           (93,902)
  4,240,713,031  Japanese Yen ...............           38,991,192    9/24/04           (30,399)
     67,325,000  Euro .......................           81,099,732    9/27/04          (702,389)
    666,579,723  Norwegian Krone ............           95,534,894   10/15/04          (574,922)
    133,382,752  Euro .......................          157,991,516   10/25/04        (4,066,218)
     44,203,111  Euro .......................           52,763,327   11/24/04          (940,730)
                                                    --------------                 -------------
                                               U.S. $1,133,958,219                  (16,728,988)
                                                    ==============                 -------------
   Unrealized loss on forward exchange contracts ..........................         (16,728,988)
                                                                                   -------------
     Net unrealized loss on forward exchange contracts ....................   U.S. $ (3,276,678)
                                                                                   =============

                                                          Semiannual Report | 41

Mutual Shares Fund

9. RESTRICTED SECURITIES

At June 30, 2004, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At June 30, 2004, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Board of Directors, as follows:

------------------------------------------------------------------------------------------------------
  SHARES/WARRANTS
  OR PRINCIPAL                                                ACQUISITION
  AMOUNT        ISSUER                                            DATE        COST           VALUE
------------------------------------------------------------------------------------------------------
     763,805    AboveNet Inc...............................     10/02/01  $38,348,164   $ 18,303,365
 106,869,000    AboveNet Inc., Contingent Distribution.....     10/02/01           --             --
      25,659    AboveNet Inc., wts., 9/08/08...............     10/02/01    3,196,155        143,690
      30,186    AboveNet Inc., wts., 9/08/10...............     10/02/01    3,430,956         72,446
       9,200    Apco Oil Corp. ............................      7/01/77        2,539             --
      98,873    Brunos Inc., Liquidating Unit .............     11/20/98           --        217,520
      37,900    Bulova Corp. ..............................      3/19/80      269,907      1,151,213
  14,262,931    Canary Wharf Group PLC.....................      3/26/99           --     73,458,931
   4,373,476    City Investing Co. Liquidating Trust.......     10/17/85      681,289      8,353,339
      25,401    Elephant Capital Holdings Ltd..............      8/29/03   25,401,000     33,783,330
  16,987,239    FE Capital LLC, 5.00%, 8/28/07.............      8/29/03   16,880,465     19,535,325
     784,457    FHC Delaware Inc...........................      7/21/98    7,060,113      6,173,677
   4,090,014    Hollinger Inc., cvt., pfd..................      3/18/04   32,361,293     28,187,007
   6,143,191    International Steel Group..................      4/10/02   29,676,250    164,483,939
           3    Lancer Industries Inc., B..................      8/11/89           --      2,440,923
   1,551,229    Leucadia National Corp.....................     12/20/02   54,680,822     73,241,277
     574,712    MBOP Liquidating Trust ....................      4/26/94           --          1,437
  55,197,761    MP Finance Ltd., FRN, 6.11%, 8/28/07.......      8/29/03   54,850,810     63,477,425
  54,831,000    Motor Coach Industries International Inc.,
                 Bank Claim ...............................      5/27/04   54,831,000     54,831,000
  18,938,000    Nippon Investment LLC......................      2/14/01           --             --
     872,276    NTL Inc....................................      1/08/03   45,574,811     47,747,516
     202,380    Olympus Re Holdings Ltd....................     12/19/01   20,238,000     36,762,327
  95,000,000    Peregrine Investments Holdings Ltd.,
                 6.70%, 1/15/98............................      7/09/98           --         60,945
 250,000,000    Peregrine Investments Holdings Ltd.,
                 6.70%, 6/30/00............................      3/09/98           --        160,381
     500,000    Peregrine Investments Holdings Ltd.,
                 zero cpn., 1/22/98........................      3/09/98           --         12,500
  22,710,000    PIV Investment Finance (Cayman) Ltd........      2/18/98           --      3,236,175
       2,800    Roeser & Pendelton Liquidating Trust.......      1/01/71           --          6,941
     147,977    Security Capital European Realty...........      4/08/98    3,708,568      1,086,151
  90,451,691    Seton House Finance Ltd.,
                 zero cpn., 2/07/12........................     12/01/03   24,639,800     25,751,214
      75,481    TVMAX Holdings Inc. PIK, 11.50%, 2/01/05...      4/29/04       75,481         75,481
     647,045    TVMAX Holdings Inc. PIK, 14.00%, 2/01/05...      4/03/03      647,045        647,045
     265,658    White Mountains Insurance Group Inc........     10/22/02   78,369,110    128,711,301
                                                                                        -------------
  TOTAL RESTRICTED SECURITIES (7.3% OF NET ASSETS) ..................................   $792,113,821
                                                                                        =============

42 | Semiannual Report

Mutual Shares Fund

10. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund at June 30, 2004 were as shown below.

----------------------------------------------------------------------------------------------------------------
                              NUMBER OF                           NUMBER OF
                          SHARES/CONTRACTS                    SHARES/CONTRACTS VALUE AT               REALIZED
                          HELD AT BEGINNING  GROSS      GROSS   HELD AT END    END OF     INVESTMENT  CAPITAL
  NAME OF ISSUER              OF PERIOD    ADDITIONS REDUCTIONS  OF PERIOD     PERIOD       INCOME   GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------
a CONTROLLED AFFILIATES
b Nippon Investment LLC ...  18,938,000           --       --   18,938,000 $         --     $   -- $ 8,428,081
                                                                           -------------------------------------
  TOTAL CONTROLLED AFFILIATES ...........................................  $         --     $   -- $ 8,428,081
                                                                           =====================================

  NON-CONTROLLED AFFILIATES
c AboveNet Inc. ...........     141,884      621,921       --      763,805 $ 18,303,365     $   -- $        --
c AboveNet Inc., Contingent
   Distribution ...........          --  106,869,000       --  106,869,000           --         --          --
c AboveNet Inc., wts.,
   9/08/08 ................          --       25,659       --       25,659      143,690         --          --
c AboveNet Inc., wts.,
   9/08/10 ................          --       30,186       --       30,186       72,446         --          --
  Alexander's Inc. ........     326,675           --       --      326,675   54,796,465         --          --
  City Investing Co.
   Liquidating Trust ......   4,373,476           --       --    4,373,476    8,353,339         --          --
  DecisionOne Corp. .......     457,492           --       --      457,492      914,984         --          --
  DecisionOne Corp.,
   Term Loan ..............  13,862,298           --  (86,424)  13,775,874    7,232,334         --       7,733
  Elephant Capital
   Holdings Ltd. ..........      25,401           --       --       25,401   33,783,330         --          --
  Federal Signal Corp. ....          --    2,703,700       --    2,703,700   50,315,857    270,370          --
  FHC Delaware Inc. .......     784,457           --       --      784,457    6,173,677         --          --
  Florida East Coast
   Industries Inc. ........   2,472,271       45,100       --    2,517,371   97,296,389    226,563          --
  International Steel Group   6,143,191           --       --    6,143,191  164,483,939         --          --
c Kindred Healthcare Inc. .   1,190,483    1,190,483       --    2,380,966   59,601,531         --          --
c Kindred Healthcare Inc., Jan.
   26.00 Calls, 1/01/12 ...         289          867       --        1,156          404         --          --
c Kindred Healthcare Inc., Jan.
   9.07 Calls, 1/01/13 ....          --          578       --          578        9,985         --          --
c Kindred Healthcare Inc., Jul.
   23.75 Calls, 7/17/11 ...       1,928        1,928       --        3,856       10,026         --          --
c Kindred Healthcare Inc., wts.
   Series A, 4/20/06 ......     211,977           --       --      211,977    4,833,076         --          --
c Kindred Healthcare Inc., wts.
   Series B, 4/20/06 ......     529,943           --       --      529,943   10,899,603         --          --
  Lancer Industries Inc., B           3           --       --            3    2,440,923         --          --
  MBOP Liquidating Trust ..     574,712           --       --      574,712        1,437         --          --
  Opti Canada .............          --    9,695,676       --    9,695,676  135,591,218         --          --
  Southwest Royalties Inc., A   123,013           -- (123,013)          --           -- d       --  (1,845,190)

                                                          Semiannual Report | 43

Mutual Shares Fund

10. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES  (CONTINUED)

-----------------------------------------------------------------------------------------------------------------
                              NUMBER OF                           NUMBER OF
                          SHARES/CONTRACTS                    SHARES/CONTRACTS VALUE AT                REALIZED
                          HELD AT BEGINNING  GROSS      GROSS   HELD AT END    END OF     INVESTMENT   CAPITAL
  NAME OF ISSUER              OF PERIOD    ADDITIONS REDUCTIONS  OF PERIOD     PERIOD       INCOME    GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------
  NON-CONTROLLED AFFILIATES (CONTINED)
  White Mountains Insurance
   Group Inc. .............     472,190           --       --      472,190 $  240,816,900 $  472,190  $       --
  White Mountains Insurance
   Group Inc. (Restricted)      265,658           --       --      265,658    128,711,301    265,658          --
                                                                           --------------------------------------
  TOTAL NON-CONTROLLED AFFILIATES ......................................   $1,024,786,219 $1,234,781 $(1,837,457)
                                                                           ======================================
  TOTAL CONTROLLED AND NON-CONTROLLED AFFILIATES .......................   $1,024,786,219 $1,234,781 $ 6,590,624
                                                                           ======================================

a Issuer in which the Fund owns 25% or more of the outstanding voting securities.
b Indirectly owns 8.55% outstanding voting shares of Nippon Investment Partners LP.
c A member of the Fund's Portfolio Management team serves as a member on the board of directors. As a result of this involvment, the Portfolio Manager could receive material non-public information which, pursuant to the Fund's policies and the requirments of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.
d As of June 30, 2004, no longer an affiliate.

11. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING
On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company") claiming violations of the Massachusetts Uniform Securities Act ("Massachusetts Act") with respect to an alleged arrangement to permit market timing (the "Mass. Proceeding"). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) SETTLEMENT
On August 2, 2004, the Company announced that an agreement had been reached by an affiliate of the Fund's investment manager with the SEC that resolved the issues resulting from the SEC's investigation of market timing activity. The SEC issued an "order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order" (the "Order"). The SEC's Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

44 | Semiannual Report

Mutual Shares Fund

11. REGULATORY MATTERS (CONTINUED)

U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) SETTLEMENT (CONTINUED)
Under the terms of the SEC's Order, pursuant to which an affiliate of the Fund's investment manager neither admits nor denies any wrongdoing, an affiliate of the Fund's investment manager has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires an affiliate of the Fund's investment manager to, among other things, enhance and periodically review compliance policies and procedures.

OTHER GOVERNMENTAL INVESTIGATIONS
As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against an affiliate of the Fund's investment manager and the Fund's principal underwriter concerning payments to securities dealers who sell fund shares (commonly referred to as "revenue sharing"). The staff of the California Attorney General's Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and the Fund's principal underwriter arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.

                                                          Semiannual Report | 45

Mutual Shares Fund

11. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS
The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

The Company's management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

46 | Semiannual Report

Mutual Shares Fund

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at http://www.sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.

                                                          Semiannual Report | 47

                      This page intentionally left blank.

Literature Request

For a brochure and prospectus, which contains more complete information, including charges, expenses and risks, call Franklin Templeton Investments at 1-800/DIAL BEN[R] (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Federal Money Fund 5, 6
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund
Franklin Money Fund 5, 6
Franklin Short-Intermediate U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund

TAX-FREE INCOME 7

NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 8
Tax-Exempt Money Fund 5, 6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC 7
Alabama
Arizona
California 9
Colorado
Connecticut
Florida 9
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 8
Michigan 8
Minnesota 8
Missouri
New Jersey
New York 9
North Carolina
Ohio 8
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
  Products Trust 10

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.
2. The fund is only open to existing shareholders as well as select retirement plans.
3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
4. Upon reaching approximately $350 million in assets, the fund intends to close to all investors.
5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
7. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.
8. Portfolio of insured municipal securities.
9. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).
10. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

02/04             Not part of the semiannual report

    [LOGO OMITTED]
FRANKLIN[R] TEMPLETON[R]   One Franklin Parkway
     INVESTMENTS           San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL SHARES FUND

CHAIRMAN OF THE BOARD, PRESIDENT
AND CHIEF INVESTMENT OFFICER
David J. Winters, CFA

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN[R]
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)
Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

474 S2004 08/04

Mutual Shares Fund
Semiannual Report
June 30, 2004

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

No graphic material.

MUTUAL BEACON FUND


--------------------------------------------------------------------------------
                                                                   JUNE 30, 2004
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]


--------------------------------------------------------------------------------
                SEMIANNUAL REPORT AND SHAREHOLDER LETTER | VALUE
--------------------------------------------------------------------------------

                               MUTUAL BEACON FUND

--------------------------------------------------------------------------------


WANT TO RECEIVE
THIS DOCUMENT
FASTER VIA EMAIL?
Eligible shareholders can
sign up for eDelivery at
franklintempleton.com.
See inside for details.



                                 [LOGO OMITTED]
                            FRANKLIN[R] TEMPLETON[R]
                                   INVESTMENTS
                      Franklin o Templeton o MUTUAL SERIES

Thank You For Your
Continued Participation


At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.


SPECIALIZED EXPERTISE

Mutual Series is part of Franklin Templeton Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies. Franklin is a leader in tax-free fund management and an expert in U.S. equity and fixed income investing. Templeton pioneered international investing and, with offices in over 25 countries, offers the broadest global reach in the industry.


TRUE DIVERSIFICATION

Because these management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why the funds can be used to build truly diversified portfolios covering every major asset class.


RELIABILITY YOU CAN TRUST

Franklin Templeton Investments seeks to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped the firm become one of the most trusted names in financial services.



 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS


[PHOTO OMITTED]




Not part of the semiannual report

Contents

SHAREHOLDER LETTER.....................  1


SEMIANNUAL REPORT

Mutual Beacon Fund.....................  4

Performance Summary....................  9

Financial Highlights and
Statement of Investments............... 11

Financial Statements................... 25

Notes to Financial Statements.......... 29

Proxy Voting Policies and Procedures... 42

--------------------------------------------------------------------------------

Semiannual Report

Mutual Beacon Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Beacon Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in common and preferred stocks, bonds and convertible securities the Fund's managers believe are at prices below their intrinsic value in the U.S. and other countries.


--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------



This semiannual report for Mutual Beacon Fund covers the period ended June 30, 2004.


PERFORMANCE OVERVIEW

Mutual Beacon Fund - Class Z posted a 3.17% cumulative total return for the six months ended June 30, 2004. The Fund underperformed its benchmark, the Standard & Poor's 500 Composite Index (S&P 500), which returned 3.44% over the same period.1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

During the six months ended June 30, 2004, the U.S. economy remained strong as gross domestic product (GDP) rose at a 4.0% annualized rate over the previous six-month period. Major contributors to growth included consumer spending, inventory investment, equipment and software spending, and federal government spending. Corporate profits for first quarter 2004 were 32% higher than for the same period a year earlier.2

Labor market conditions improved during the reporting period. More than one-half of the jobs lost during the recession and weak economic expansion have been recovered. The economy created 1.3 million jobs since January 2004. In addition, the unemployment rate fell from 5.7% in December 2003 to 5.6% at period-end.3



1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
2. Source: Bureau of Economic Analysis.
3. Source: Bureau of Labor Statistics.


THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 15.



4 |  Semiannual Report

Services created the most jobs led by leisure and hospitality, education and health, and business and professional services.

In light of positive economic developments, consumer inflation picked up speed in 2004. Even excluding the volatile food and energy categories, consumer prices increased 1.9% for the 12 months ended June 30, 2004. Consequently, for the first time in four years, the Federal Reserve Board (Fed) raised the federal funds target rate on June 30, 2004, by a quarter-point to 1.25%. With inflation expected to remain relatively low, Fed policymakers believe they can raise interest rates at a measured pace. Nonetheless, the Fed said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.

Elsewhere around the globe, exports, employment and manufacturing data suggested that the global economy expanded in the first half of 2004, albeit possibly at a slower pace than in 2003. Chinese authorities implemented measures to cool their booming economy. Economies in Asia, Europe and Latin America that had benefited from China's dramatic growth felt the expected slowdown's ripple effect. Counteracting China's perceived slowdown, domestic demand increased in countries such as Japan and France, and there was some indication that this could soon be the case in Italy and Germany. Improving Europe's consumer demand was relevant to economic growth because consumer spending accounted for about two-thirds of the euro zone's $8.5 trillion economy.4

In early 2004, investors extended the rally in global equity markets that had begun in March 2003. Adequate liquidity, reasonably solid economic growth and higher corporate earnings remained pillars for the extended rally. However, investor focus shifted to potential problem areas of inflation, terrorism, China's slowing economy and rising global interest rates. These factors hindered global equity market performance, particularly in the second quarter. Most stock market indexes traded nervously in the first half of 2004 but overall did not move significantly in either direction.


INVESTMENT STRATEGY

We follow a distinctive, three-pronged investment approach, which combines investments in what we believe are substantially undervalued common stocks with distressed debt investing and risk arbitrage. Our style aims to provide our shareholders with superior risk-adjusted results over time. We employ rigorous, fundamental analysis to find compelling situations. In our opinion, successful investing is as much about assessing risk and containing losses as it is about


GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets as of 6/30/04

[BAR CHART OMITTED]
U.S.                                             62.1%
U.K.                                             10.2%
Canada                                            5.0%
Japan                                             3.0%
France                                            2.6%
Denmark                                           2.3%
Switzerland                                       2.2%
Spain                                             2.2%
Irish Republic                                    2.0%
South Africa                                      1.4%
Netherlands                                       1.2%
Germany                                           1.0%
Norway                                            1.0%
Other Countries                                   1.8%
Short-Term Investments & Other Net Assets         2.0%




4. Source: afxnews.com, "ECB's Issing says euro zone recovery needs rebound in consumer spending," 4/23/04; en.icxo.com, "Sweden Riksbank to Lift Interest Rates," 6/21/04.



                                                           Semiannual Report | 5

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 6/30/04
--------------------------------------
                           % OF TOTAL
                           NET ASSETS
--------------------------------------
  Metals & Mining               10.2%
--------------------------------------
  Insurance                     10.0%
--------------------------------------
  Media                          8.3%
--------------------------------------
  Tobacco                        7.4%
--------------------------------------
  Beverages                      5.7%
--------------------------------------
  Real Estate                    4.2%
--------------------------------------
  Commercial Banks               3.2%
--------------------------------------
  Food Products                  3.1%
--------------------------------------
  Diversified Financial Services 2.8%
--------------------------------------
  Oil & Gas                      1.9%
--------------------------------------




achieving profits. In choosing investments, we look at the market price of an individual company's securities relative to our evaluation of its intrinsic value based on factors including book value, cash flow generation, long-term earnings potential and earnings multiples. We may invest in bankrupt or distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.


MANAGER'S DISCUSSION

The strongest contributor to Fund performance during the first half of 2004 was our equity portfolio. Three of our best performers included Brascan, a Canadian diversified financial services firm; Orkla, a Norwegian conglomerate; and Carlsberg, a Danish brewing company.

Toronto-based Brascan is an asset management company focused on real estate and power generation. The company's holdings include commercial properties, financial services firms, mines and electric power plants. Brascan owns and manages a portfolio of more than 70 premier office properties and 120 power generating facilities with a generating capacity of over 2,600 megawatts, and provides clients with a comprehensive array of financial and advisory services. Management has a longstanding record of creating value for shareholders by earning a superior return on equity while generating consistent and sustainable cash flows. We purchased shares of Brascan at a large discount to net asset value (NAV). As investors began to recognize Brascan's collection of solid businesses, its stock price increased 40.38% during the period, including dividends.

Oslo-based Orkla began operations 350 years ago as a mining company. Through a series of acquisitions and restructurings, Orkla transformed itself into one of Norway's largest conglomerates with operations in food, media, chemicals and beverages. This conglomerate strategy was not without critics, and the stock often traded at a substantial discount to analysts' estimates of NAV. In early 2004, Orkla executives took steps toward focusing the business when they announced they would divest the company's beverage operations, including a 40% stake in the Danish company Carlsberg Breweries. We believed the negotiated price for Carlsberg was favorable and the market rewarded management's decision to



6 |  Semiannual Report
return part of the proceeds to shareholders in the form of a special dividend. Orkla also reported solid first quarter 2004 results, as its restructuring program made more progress than anticipated. The stock's discount to NAV narrowed, and including the special dividend, Orkla shares returned 32.31% during the six months under review.

Carlsberg, an international brewing company based in Denmark, owns the globally recognized Carlsberg label as the crown jewel in its breweries portfolio. Strong brand-building theme advertising and other global marketing activities have helped the Carlsberg brand achieve high public awareness worldwide. Additionally, strong regional and local brands enable Carlsberg to provide disparate consumers with the beer that best appeals to them. Two catalysts during the period helped to highlight the rising value of Carlsberg shares. First, the company announced it would purchase Orkla's 40% stake in Carlsberg Breweries. This acquisition gave Carlsberg full control of their main subsidiary, allowing for greater strategic and operational flexibility under newly unified management -- a key benefit for the share price. Second, following the acquisition Carlsberg announced a major cost reduction program designed to reduce debt levels while improving profitability and free cash generation. Cost-cutting measures included several proposed plant closures across Europe, which could help operating margins approach those of Carlsberg's more highly valued European brewing industry peers. With these major changes enacted, Carlsberg's stock price appreciated as investors gained greater confidence in the company's ability to execute its restructuring program. Including dividends, shares of Carlsberg returned 24.42% during the period.

Unfortunately, not every security owned by the Fund appreciated during the first half of 2004. Three underperformers were International Steel Group (ISG), Impala Platinum Holdings and Newmont Mining, all of which operate in the metals and mining sector. ISG's stock came under pressure when pricing and demand estimates for steel moderated after China signaled it would take measures to slow its rapidly growing economy. Impala Platinum shares also declined on investor fears that a slowing Chinese economy, coupled with an appreciating South African rand, might negatively impact its financial results. Newmont's share price declined as gold prices fell on investor expectations for a strengthening U.S. dollar, and in anticipation of higher U.S. interest rates.




TOP 10 HOLDINGS
6/30/04
-------------------------------------------------
COMPANY                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY              NET ASSETS
-------------------------------------------------
  White Mountains Insurance Group Inc.,
  common & restricted                       3.7%
   INSURANCE, U.S.
-------------------------------------------------
  Berkshire Hathaway Inc., A & B            2.7%
   INSURANCE, U.S.
-------------------------------------------------
  Altadis SA                                2.2%
   TOBACCO, SPAIN
-------------------------------------------------
  Washington Post Co., B                    2.1%
   MEDIA, U.S.
-------------------------------------------------
  British American Tobacco PLC,
  ord. & ADR                                1.9%
   TOBACCO, U.K.
-------------------------------------------------
  Carlsberg AS, A & B                       1.9%
   BEVERAGES, DENMARK
-------------------------------------------------
  International Steel Group                 1.8%
   METALS & MINING, U.S.
-------------------------------------------------
  Newmont Mining Corp.                      1.8%
   METALS & MINING, U.S.
-------------------------------------------------
  Brascan Corp., A                          1.5%
   DIVERSIFIED FINANCIAL SERVICES,
   CANADA
-------------------------------------------------
  Freeport McMoRan Copper & Gold Inc., B    1.4%
   METALS & MINING, U.S.
-------------------------------------------------


                                                           Semiannual Report | 7

Thank you for your continued participation in Mutual Beacon Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]
/S/David J. Winters
David J. Winters, CFA


[PHOTO OMITTED]
/S/Matthew T. Haynes
Matthew T. Haynes, CFA

Co-Portfolio Managers
Mutual Beacon Fund




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.




8 |  Semiannual Report

Performance Summary as of 6/30/04

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
--------------------------------------------------------------------------------------------------
  CLASS Z                                               CHANGE           6/30/04         12/31/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.36            $14.76           $14.40
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/04-6/30/04)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0951
--------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           6/30/04         12/31/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.34            $14.68           $14.34
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/04-6/30/04)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0907
--------------------------------------------------------------------------------------------------
CLASS B                                                 CHANGE           6/30/04         12/31/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.29            $14.35           $14.06
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/04-6/30/04)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0834
--------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           6/30/04         12/31/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.29            $14.55           $14.26
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/04-6/30/04)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0828
--------------------------------------------------------------------------------------------------




                                                           Semiannual Report | 9

PERFORMANCE 1

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------------------------------
  CLASS Z                              6-MONTH           1-YEAR          5-YEAR           10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2              3.17%           20.59%          42.90%           232.04%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3          3.17%           20.59%           7.40%            12.75%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4        $10,317          $12,059         $14,290           $33,204
-----------------------------------------------------------------------------------------------------
CLASS A                                6-MONTH           1-YEAR          5-YEAR   INCEPTION (11/1/96)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2              3.08%           20.15%          40.48%           119.51%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3         -2.82%           13.20%           5.77%             9.96%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4         $9,718          $11,320         $13,241           $20,691
-----------------------------------------------------------------------------------------------------
  CLASS B                              6-MONTH           1-YEAR          5-YEAR    INCEPTION (1/1/99)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2              2.66%           19.39%          36.00%            59.03%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3         -1.34%           15.39%           6.04%             8.69%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4         $9,866          $11,539         $13,408           $15,803
-----------------------------------------------------------------------------------------------------
  CLASS C                              6-MONTH           1-YEAR          5-YEAR   INCEPTION (11/1/96)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2              2.69%           19.39%          35.98%           108.95%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3          1.69%           18.39%           6.34%            10.10%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4        $10,169          $11,839         $13,598           $20,895
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



ENDNOTES


THE FUND INVESTS IN SMALLER-COMPANY STOCKS AND FOREIGN SECURITIES. SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, AS WELL AS LOWER-RATED "JUNK BONDS," WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors, as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.


1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.



10 |  Semiannual Report

Mutual Beacon Fund

FINANCIAL HIGHLIGHTS


                                                   ------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                     JUNE 30, 2004                   YEAR ENDED DECEMBER 31,
CLASS Z                                              (UNAUDITED)      2003         2002       2001        2000        1999
                                                   ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .............      $14.40      $11.31       $13.05     $13.38      $13.84      $13.12
                                                   ------------------------------------------------------------------------

Income from investment operations:

 Net investment income a .........................         .18         .19          .23        .21         .22         .22

 Net realized and unrealized gains (losses) ......         .27        3.13        (1.66)       .60        1.62        1.95
                                                   ------------------------------------------------------------------------
Total from investment operations .................         .45        3.32        (1.43)       .81        1.84        2.17
                                                   ------------------------------------------------------------------------
Less distributions from:

 Net investment income ...........................        (.09)       (.23)        (.20)      (.20)       (.44)       (.27)

 Net realized gains ..............................          --          --         (.11)      (.94)      (1.86)      (1.18)
                                                   ------------------------------------------------------------------------
Total distributions ..............................        (.09)       (.23)        (.31)     (1.14)      (2.30)      (1.45)
                                                   ------------------------------------------------------------------------
Redemption fees ..................................          --d         --           --         --          --          --
                                                   ------------------------------------------------------------------------
Net asset value, end of period ...................      $14.76      $14.40       $11.31     $13.05      $13.38      $13.84
                                                   ------------------------------------------------------------------------
Total return b ...................................       3.17%      29.44%     (11.05)%      6.11%      14.33%      16.79%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................  $3,134,054  $3,112,212   $2,572,002 $3,090,827  $3,041,905  $3,217,509

Ratios to average net assets:*

 Expenses c ......................................        .84%e       .86%         .80%       .79%        .81%        .79%

 Expenses excluding waiver and payments
  by affiliate c .................................        .84%e       .86%         .80%       .79%        .83%        .83%

 Net investment income ...........................       2.47%e      1.48%        1.88%      1.47%       1.55%       1.52%

Portfolio turnover rate ..........................      16.34%      49.61%       52.27%     55.25%      62.11%      67.61%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses ........................................        .83%e       .83%         .79%       .78%        .78%        .78%
 Expenses, excluding waiver and payments
  by affiliate ...................................        .83%e       .83%         .79%       .78%        .80%        .82%



a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.001 per share.
e Annualized.



                                                          Semiannual Report | 11

Mutual Beacon Fund

                                                   ------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                     JUNE 30, 2004                   YEAR ENDED DECEMBER 31,
CLASS A                                              (UNAUDITED)      2003         2002       2001        2000        1999
                                                   ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............       $14.34      $11.27       $13.01     $13.34      $13.81      $13.09
                                                   ------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ........................          .15         .14          .19        .16         .17         .17

 Net realized and unrealized gains (losses) .....          .28        3.12        (1.66)       .60        1.61        1.95
                                                   ------------------------------------------------------------------------
Total from investment operations ................          .43        3.26        (1.47)       .76        1.78        2.12
                                                   ------------------------------------------------------------------------
Less distributions from:

 Net investment income ..........................         (.09)       (.19)        (.16)      (.15)       (.39)       (.21)

 Net realized gains .............................           --          --         (.11)      (.94)      (1.86)      (1.19)
                                                   ------------------------------------------------------------------------
Total distributions .............................         (.09)       (.19)        (.27)     (1.09)      (2.25)      (1.40)
                                                   ------------------------------------------------------------------------
Redemption fees .................................           --d         --           --         --          --          --
                                                   ------------------------------------------------------------------------
Net asset value, end of period ..................       $14.68      $14.34       $11.27     $13.01      $13.34      $13.81
                                                   ------------------------------------------------------------------------

Total return b ..................................        3.08%      28.99%      (11.41)%     5.78%      13.89%      16.40%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............   $1,342,222  $1,301,620     $918,983   $977,558    $757,323    $760,769

Ratios to average net assets:*

 Expenses c .....................................        1.19%e      1.21%        1.15%      1.14%       1.16%       1.14%

 Expenses excluding waiver and payments
  by affiliate c ................................        1.19%e      1.21%        1.15%      1.14%       1.18%       1.18%

 Net investment income ..........................        2.12%e      1.13%        1.53%      1.12%       1.20%       1.18%

Portfolio turnover rate .........................       16.34%      49.61%       52.27%     55.25%      62.11%      67.61%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses .......................................        1.18%e      1.18%        1.14%      1.13%       1.13%       1.13%
 Expenses, excluding waiver and payments
  by affiliate ..................................        1.18%e      1.18%        1.14%      1.13%       1.15%       1.17%




a Based on average daily shares outstanding.
b Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.001 per share.
e Annualized.



12 |  Semiannual Report

Mutual Beacon Fund

                                                   -------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                     JUNE 30, 2004                   YEAR ENDED DECEMBER 31,
CLASS B                                              (UNAUDITED)      2003         2002       2001        2000        1999 E
                                                   -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............      $14.06      $11.07       $12.80     $13.18      $13.69      $13.09
                                                   -------------------------------------------------------------------------

Income from investment operations:

 Net investment income a .........................         .11         .05          .11        .06          --         .05

 Net realized and unrealized gains (losses) ......         .26        3.06        (1.63)       .60        1.67        1.93
                                                   -------------------------------------------------------------------------
Total from investment operations .................         .37        3.11        (1.52)       .66        1.67        1.98
                                                   -------------------------------------------------------------------------

Less distributions from:

 Net investment income ...........................        (.08)       (.12)        (.10)      (.10)       (.32)       (.19)

 Net realized gains ..............................          --          --         (.11)      (.94)      (1.86)      (1.19)
                                                   -------------------------------------------------------------------------
Total distributions ..............................        (.08)       (.12)        (.21)     (1.04)      (2.18)      (1.38)
                                                   -------------------------------------------------------------------------
Redemption fees ..................................          --d         --           --         --          --          --
                                                   -------------------------------------------------------------------------
Net asset value, end of period ...................      $14.35      $14.06       $11.07     $12.80      $13.18      $13.69
                                                   -------------------------------------------------------------------------

Total return .....................................       2.66%      28.22%     (11.96)%      5.12%      13.19%      15.33%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................    $168,703    $155,572     $100,405    $64,512     $18,376      $8,956

Ratios to average net assets:*

 Expenses c ......................................       1.84%f      1.86%        1.80%      1.79%       1.81%       1.79%

 Expenses excluding waiver and payments
  by affiliate c .................................       1.84%f      1.86%        1.80%      1.79%       1.83%       1.84%

 Net investment income ...........................       1.47%f       .48%         .88%       .44%        .58%        .37%

Portfolio turnover rate ..........................      16.34%      49.61%       52.27%     55.25%      62.11%      67.61%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses ........................................       1.83%f      1.83%        1.79%      1.78%       1.78%       1.78%
 Expenses, excluding waiver and payments
  by affiliate ...................................       1.83%f      1.83%        1.79%      1.78%       1.80%       1.83%



a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.001 per share.
e Effective date of Class B shares was January 1, 1999.
f Annualized.


                                                          Semiannual Report | 13

Mutual Beacon Fund

                                                   ------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                     JUNE 30, 2004                    YEAR ENDED DECEMBER 31,
CLASS C                                              (UNAUDITED)      2003         2002       2001        2000        1999
                                                   ------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............       $14.26     $11.22       $12.94     $13.28      $13.75      $13.04
                                                   ------------------------------------------------------------------------

Income from investment operations:

 Net investment income a .........................          .10        .06          .11        .07         .08         .07

 Net realized and unrealized gains (losses) ......          .27       3.09        (1.64)       .60        1.61        1.94
                                                   ------------------------------------------------------------------------
Total from investment operations .................          .37       3.15        (1.53)       .67        1.69        2.01
                                                   ------------------------------------------------------------------------

Less distributions from:

 Net investment income ...........................         (.08)      (.11)        (.08)      (.07)       (.30)       (.12)

 Net realized gains ..............................           --         --         (.11)      (.94)      (1.86)      (1.18)
                                                   ------------------------------------------------------------------------
Total distributions ..............................         (.08)      (.11)        (.19)     (1.01)      (2.16)      (1.30)
                                                   ------------------------------------------------------------------------
Redemption fees ..................................           --d        --           --         --          --          --
                                                   ------------------------------------------------------------------------
Net asset value, end of period ...................       $14.55     $14.26       $11.22     $12.94      $13.28      $13.75
                                                   ------------------------------------------------------------------------

Total return b ...................................        2.69%     28.24%      (11.99)%     5.06%      13.21%      15.65%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................     $601,192   $579,825     $443,683   $482,080    $419,481    $459,807

Ratios to average net assets:*

 Expenses c ......................................        1.84%e     1.86%        1.79%      1.78%       1.80%       1.78%

 Expenses excluding waiver and payments
  by affiliate c .................................        1.84%e     1.86%        1.79%      1.78%       1.82%       1.83%

 Net investment income ...........................        1.47%e      .48%         .89%       .48%        .56%        .52%

Portfolio turnover rate ..........................       16.34%     49.61%       52.27%     55.25%      62.11%      67.61%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses ........................................        1.83%e     1.83%        1.78%      1.77%       1.77%       1.77%
 Expenses, excluding waiver and payments
  by affiliate ...................................        1.83%e     1.83%        1.78%      1.77%       1.79%       1.82%



a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.001 per share.
e Annualized.




14 |  See notes to financial statements.  |  Semiannual Report

Mutual Beacon Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2004 (UNAUDITED)


-----------------------------------------------------------------------------------------------------------------------------
                                                                                         SHARES/WARRANTS/
                                                                           COUNTRY           CONTRACTS             VALUE
-----------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS 73.2%
     AEROSPACE & DEFENSE .7%
     Northrop Grumman Corp. ......................................      United States        707,600          $   37,998,120
                                                                                                              ---------------

     AUTO COMPONENTS
a,b  Lancer Industries Inc., B ...................................      United States              1                 287,261
                                                                                                              ---------------

     BEVERAGES 5.7%
     Brown-Forman Corp., A .......................................      United States        308,260              14,811,893
     Brown-Forman Corp., B .......................................      United States        362,618              17,503,571
     Carlsberg AS, A .............................................         Denmark            74,900               3,616,729
     Carlsberg AS, B .............................................         Denmark         1,772,503              93,713,380
     Diageo PLC ..................................................     United Kingdom      4,764,700              64,244,214
     Heineken Holding NV, A ......................................       Netherlands       1,680,264              49,226,517
     Orkla ASA ...................................................         Norway          2,129,750              53,309,042
                                                                                                              ---------------
                                                                                                                 296,425,346
                                                                                                              ---------------

     CAPITAL MARKETS 1.0%
     Bear Stearns Cos. Inc. ......................................      United States        222,902              18,792,868
     Irish Life & Permanent PLC ..................................     Irish Republic      2,265,819              34,403,685
                                                                                                              ---------------
                                                                                                                  53,196,553
                                                                                                              ---------------

     CHEMICALS 1.4%
     Agrium Inc. .................................................         Canada            725,200              10,551,660
     Agrium Inc., Fgn. ...........................................         Canada            331,200               4,829,357
     Givaudan AG .................................................       Switzerland          61,950              35,862,145
     Solvay SA ...................................................         Belgium           243,964              19,916,519
                                                                                                              ---------------
                                                                                                                  71,159,681
                                                                                                              ---------------

     COMMERCIAL BANKS 3.2%
     Allied Irish Banks PLC ......................................     Irish Republic      2,193,118              33,940,190
     Bank of Ireland .............................................     Irish Republic      2,675,749              35,679,692
     BNP Paribas SA ..............................................         France            245,000              15,067,889
     Charter One Financial Inc. ..................................      United States         95,300               4,211,307
     Danske Bank .................................................         Denmark           996,500              23,610,652
a,b,cFE Capital Holdings Ltd. ....................................          Japan             13,807              18,363,576
     Kansai Urban Banking Corp. ..................................          Japan          1,277,843               2,260,218
a,b,cNippon Investment LLC .......................................          Japan         10,862,000                      --
     Unionbancal Corp. ...........................................      United States        646,900              36,485,160
                                                                                                              ---------------
                                                                                                                 169,618,684
                                                                                                              ---------------

     COMMERCIAL SERVICES & SUPPLIES
    mComdisco, Contingent Equity Distribution ....................      United States     54,914,113                      --
    aComdisco Holding Co., Inc. ..................................      United States            122                   3,172
    aKroll Inc. ..................................................      United States         36,700               1,353,496
                                                                                                              ---------------
                                                                                                                   1,356,668
                                                                                                              ---------------

     COMMUNICATIONS EQUIPMENT
    aAdvanced Fibre Communications Inc. ..........................      United States         96,100               1,941,220
                                                                                                              ---------------

     COMPUTERS & PERIPHERALS
    aDecisionOne Corp. ...........................................      United States        278,121                 556,242
                                                                                                              ---------------



                                                          Semiannual Report | 15

Mutual Beacon Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                         SHARES/WARRANTS/
                                                                           COUNTRY           CONTRACTS             VALUE
-----------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     CONSTRUCTION & ENGINEERING
     Vinci SA ....................................................         France             19,304          $    1,944,656
                                                                                                              ---------------

     DIVERSIFIED FINANCIAL SERVICES 2.8%
     Brascan Corp., A ............................................         Canada          2,889,000              80,631,274
  a,bLeucadia National Corp. .....................................      United States        865,040              40,842,864
    mMarconi Corp., Contingent Distribution ......................     United Kingdom     24,312,500                      --
    mMarconi Corp., Contingent Distribution ......................      United States     18,338,800                      --
     Pargesa Holdings SA .........................................       Switzerland           9,556              25,744,126
                                                                                                              ---------------
                                                                                                                 147,218,264
                                                                                                              ---------------

     DIVERSIFIED TELECOMMUNICATION SERVICES .8%
a,b,dAboveNet Inc. ...............................................      United States        439,477              10,531,363
b,d,mAboveNet Inc., Contingent Distribution ......................      United States     61,502,000                      --
a,b,dAboveNet Inc., wts., 9/08/08 ................................      United States         14,770                  82,712
a,b,dAboveNet Inc., wts., 9/08/10 ................................      United States         17,376                  41,703
     BCE Inc. ....................................................         Canada            786,900              15,670,505
    mGlobal Crossing Holdings Ltd., Contingent Distribution ......      United States     60,632,757                  75,791
    aMCI Inc. ....................................................      United States        944,423              13,628,024
    aPTV Inc. ....................................................         France                  5                   2,500
  e,mWorldcom Inc., Contingent Distribution ......................      United States    100,649,000                      --
                                                                                                              ---------------
                                                                                                                  40,032,598
                                                                                                              ---------------

     ELECTRIC UTILITIES .6%
     E.ON AG .....................................................         Germany           444,280              31,999,533
     Unisource Energy Corp. ......................................      United States         31,600                 785,260
                                                                                                              ---------------
                                                                                                                  32,784,793
                                                                                                              ---------------

     FOOD & STAPLES RETAILING .4%
    aKroger Co. ..................................................      United States        839,740              15,283,268
    aSafeway Inc. ................................................      United States        286,000               7,247,240
                                                                                                              ---------------
                                                                                                                  22,530,508
                                                                                                              ---------------

     FOOD PRODUCTS 3.4%
     Cadbury Schweppes PLC .......................................     United Kingdom      4,497,511              38,803,287
    cFarmer Brothers Co. .........................................      United States        951,479              25,528,181
     Groupe Danone ...............................................         France            722,000              62,982,736
     Nestle SA ...................................................       Switzerland         198,235              52,866,888
                                                                                                              ---------------
                                                                                                                 180,181,092
                                                                                                              ---------------

     HEALTH CARE EQUIPMENT & SUPPLIES .8%
     Hillenbrand Industries Inc. .................................      United States        655,900              39,649,155
                                                                                                              ---------------

     HEALTH CARE PROVIDERS & SERVICES 1.2%
    aAlderwoods Group Inc. .......................................      United States        585,598               7,144,296
     HCA Inc. ....................................................      United States        171,000               7,111,890
  a,dKindred Healthcare Inc. .....................................      United States      1,364,570              34,158,598
    dKindred Healthcare Inc., Jan. 26.00 Calls, 1/01/12 ..........      United States            664                     232
    dKindred Healthcare Inc., Jan. 9.07 Calls, 1/01/13 ...........      United States            332                   5,735
    dKindred Healthcare Inc., Jul. 23.75 Calls, 7/17/11 ..........      United States          2,212                   5,751
  a,dKindred Healthcare Inc., wts., Series A, 4/20/06 ............      United States        121,432               2,768,650
  a,dKindred Healthcare Inc., wts., Series B, 4/20/06 ............      United States        303,580               6,243,882




16 |  Semiannual Report

Mutual Beacon Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                         SHARES/WARRANTS/
                                                                           COUNTRY           CONTRACTS             VALUE
-----------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     HEALTH CARE PROVIDERS & SERVICES (CONT.)
    aRotech Healthcare Inc. ......................................      United States        169,310          $    4,148,095
                                                                                                              ---------------
                                                                                                                  61,587,129
                                                                                                              ---------------

     HOTELS RESTAURANTS & LEISURE .3%
    aCaesars Entertainment Inc. ..................................      United States        587,700               8,815,500
a,b,cFHC Delaware Inc. ...........................................      United States        507,977               3,997,779
                                                                                                              ---------------
                                                                                                                  12,813,279
                                                                                                              ---------------

     INDUSTRIAL CONGLOMERATES .9%
    aAlleghany Corp. .............................................      United States        159,830              45,871,210
                                                                                                              ---------------

     INSURANCE 10.0%
    aBerkshire Hathaway Inc., A ..................................      United States            741              65,911,950
    aBerkshire Hathaway Inc., B ..................................      United States         24,750              73,136,250
     Hartford Financial Services Group Inc. ......................      United States        500,800              34,424,992
     Montpelier Re Holdings Ltd. .................................         Bermuda           242,150               8,463,142
     Old Republic International Corp. ............................      United States      2,225,245              52,782,811
  a,bOlympus Re Holdings Ltd. ....................................         Bermuda           106,700              19,382,055
     Prudential Financial Inc. ...................................      United States        722,500              33,574,575
     St. Paul Travelers Cos. Inc. ................................      United States      1,035,305              41,971,265
     White Mountains Insurance Group Inc. ........................      United States        248,918             126,948,180
    bWhite Mountains Insurance Group Inc. ........................      United States        139,203              67,443,854
                                                                                                              ---------------
                                                                                                                 524,039,074
                                                                                                              ---------------

     LEISURE EQUIPMENT & PRODUCTS .3%
     Mattel Inc. .................................................      United States        807,200              14,731,400
                                                                                                              ---------------

     MACHINERY .8%
     Mueller Industries Inc. .....................................      United States      1,125,835              40,304,893
                                                                                                              ---------------

     MARINE .1%
     Alexander & Baldwin Inc. ....................................      United States         88,800               2,970,360
                                                                                                              ---------------

     MEDIA 7.9%
     Clear Channel Communications Inc. ...........................      United States        435,800              16,102,810
     Dow Jones & Co. Inc. ........................................      United States        191,200               8,623,120
     E.W. Scripps Co., A .........................................      United States        549,525              57,700,125
    aEchoStar Communications Corp., A ............................      United States        670,330              20,612,648
    aFox Entertainment Group Inc., A .............................      United States        193,410               5,164,047
    aLiberty Media Corp., A ......................................      United States      6,957,360              62,546,666
     Meredith Corp. ..............................................      United States        570,410              31,349,734
    aNTL Inc. ....................................................     United Kingdom        716,421              41,280,178
  a,bNTL Inc. ....................................................     United Kingdom        542,874              29,716,380
     NV Holdingsmig de Telegraaf .................................       Netherlands         530,294              11,839,080
     Omnicom Group Inc. ..........................................      United States        242,800              18,426,092
    aTVMAX Holdings Inc. .........................................      United States         74,205                 285,689
     Viacom Inc., B ..............................................      United States         64,100               2,289,652
     Washington Post Co., B ......................................      United States        119,022             110,691,650
                                                                                                              ---------------
                                                                                                                 416,627,871
                                                                                                              ---------------


                                                          Semiannual Report | 17

Mutual Beacon Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                         SHARES/WARRANTS/
                                                                           COUNTRY           CONTRACTS             VALUE
-----------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     METALS & MINING 10.2%
     Anglo American PLC ..........................................     United Kingdom      1,737,547          $   35,543,742
     Anglo American PLC, ADR .....................................     United Kingdom          1,200                  25,044
     Barrick Gold Corp. ..........................................         Canada          1,418,600              28,017,350
    aCoeur D'Alene Mines Corp. ...................................      United States      6,326,300              25,811,304
     Compania de Minas Buenaventura SA, ADR ......................          Peru             785,600              17,361,760
     Consol Energy Inc. ..........................................      United States         34,000               1,224,000
    bConsol Energy Inc. ..........................................      United States      1,187,100              42,735,600
    aEldorado Gold Corp. .........................................         Canada          1,029,500               2,664,453
     Freeport McMoran Copper & Gold Inc., B ......................      United States      2,220,600              73,612,890
    aGlamis Gold Ltd. ............................................         Canada            812,600              14,212,545
     Gold Fields Ltd. ............................................      South Africa         924,600               9,834,793
     Impala Platinum Holdings Ltd. ...............................      South Africa         809,948              62,131,190
  a,bInternational Steel Group ...................................      United States      3,546,660              94,961,822
     Newmont Mining Corp. ........................................      United States      2,376,400              92,109,264
     Noranda Inc. ................................................         Canada          1,145,400              19,597,595
     Placer Dome Inc. ............................................         Canada            139,000               2,322,282
  a,bPMG, LLC ....................................................      United States         48,890               2,835,629
    aRandgold & Exploration Co. Ltd., ADR ........................      South Africa         172,500                 431,250
    aRio Narcea Gold Mines Ltd. ..................................         Canada          1,213,700               2,380,780
    aWheaton River Minerals Ltd. .................................         Canada          2,242,026               6,254,095
    aWheaton River Minerals Ltd., wts., 5/30/07 ..................         Canada            930,257               1,450,111
                                                                                                              ---------------
                                                                                                                 535,517,499
                                                                                                              ---------------

     MULTI-UTILITIES & UNREGULATED POWER .8%
    aCalpine Corp. ...............................................      United States        850,000               3,672,000
    aNRG Energy Inc. .............................................      United States      1,606,393              39,838,546
  e,mNRG Energy Inc., Contingent Distribution ....................      United States     71,210,494                      --
                                                                                                              ---------------
                                                                                                                  43,510,546
                                                                                                              ---------------
     OIL & GAS 1.9%
    aAnchor Resources LLC ........................................      United States         69,184                      --
     BP PLC ......................................................     United Kingdom      2,690,300              23,760,040
     BP PLC, ADR .................................................     United Kingdom         26,100               1,398,177
     Canadian Oil Sands Trust ....................................         Canada            865,700              28,506,921
     Occidental Petroleum Corp. ..................................      United States        106,300               5,145,983
     Total SA, B .................................................         France            207,900              39,635,894
                                                                                                              ---------------
                                                                                                                  98,447,015
                                                                                                              ---------------

     PERSONAL PRODUCTS .4%
     Beiersdorf AG ...............................................         Germany           161,712              18,946,705
                                                                                                              ---------------

     PHARMACEUTICALS 1.8%
     Fujisawa Pharmaceutical Co. Ltd. ............................          Japan            756,100              17,912,464
     Merck & Co. Inc. ............................................      United States        346,070              16,438,325
     Takeda Pharmaceutical Co. Ltd. ..............................          Japan            732,680              32,163,655
     Wyeth .......................................................      United States        731,600              26,454,656
     Yamanouchi Pharmaceutical Co. Ltd. ..........................          Japan             47,500               1,597,626
                                                                                                              ---------------
                                                                                                                  94,566,726
                                                                                                              ---------------



18 |  Semiannual Report

Mutual Beacon Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                         SHARES/WARRANTS/
                                                                           COUNTRY           CONTRACTS             VALUE
-----------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     REAL ESTATE 3.9%
    aAlexander's Inc. ............................................      United States         38,800          $    6,508,312
     American Financial Realty Trust .............................      United States      1,985,200              28,368,508
  a,bCanary Wharf Group PLC ......................................     United Kingdom     10,069,634              51,862,030
     Chelsea Property Group Inc. .................................      United States         42,200               2,752,284
     Friedman Billings Ramsey Group Inc., A ......................      United States      1,771,000              35,048,090
     iStar Financial Inc. ........................................      United States        932,800              37,312,000
     Luminent Mortgage Capital Inc.,144A .........................      United States        269,697               3,236,364
  a,bSecurity Capital European Realty ............................       Luxembourg          105,436                 773,900
     St. Joe Co. .................................................      United States        400,698              15,907,711
     Ventas Inc. .................................................      United States      1,009,500              23,571,825
                                                                                                              ---------------
                                                                                                                 205,341,024
                                                                                                              ---------------

     ROAD & RAIL 1.6%
     Canadian National Railway Co. ...............................         Canada            423,468              18,243,135
     Florida East Coast Industries Inc. ..........................      United States      1,582,036              61,145,691
     Norfolk Southern Corp. ......................................      United States        190,600               5,054,712
                                                                                                              ---------------
                                                                                                                  84,443,538
                                                                                                              ---------------

     SOFTWARE .7%
     Nintendo Co. Ltd. ...........................................          Japan            336,200              38,976,584
                                                                                                              ---------------

     SPECIALTY RETAIL .1%
    aHollywood Entertainment Corp. ...............................      United States        312,700               4,177,672
                                                                                                              ---------------

     THRIFTS & MORTGAGE FINANCE 1.8%
     Astoria Financial Corp. .....................................      United States      1,188,245              43,466,002
     Commercial Federal Corp. ....................................      United States        459,567              12,454,266
     First Niagara Financial Group Inc. ..........................      United States      1,738,936              20,867,232
     Hudson City Bancorp Inc. ....................................      United States        471,830              15,777,995
                                                                                                              ---------------
                                                                                                                  92,565,495
                                                                                                              ---------------

     TOBACCO 7.4%
     Altadis SA ..................................................          Spain          3,686,149             113,912,602
     Altria Group Inc. ...........................................      United States        990,959              49,597,498
     British American Tobacco PLC ................................     United Kingdom      6,316,228              97,878,510
     British American Tobacco PLC, ADR ...........................     United Kingdom         40,400               1,261,692
     Imperial Tobacco Group PLC ..................................     United Kingdom      2,312,889              49,829,751
     KT & G Corp., GDR, 144A .....................................       South Korea       1,579,000              17,921,650
     R.J. Reynolds Tobacco Holdings Inc. .........................      United States        877,500              59,310,225
     R.J. Reynolds Tobacco Holdings Inc., Aug. 60.00 Puts, 8/21/04      United States            318                  20,670
     R.J. Reynolds Tobacco Holdings Inc., Jul. 55.00 Puts, 7/17/04      United States            156                     780
                                                                                                              ---------------
                                                                                                                 389,733,378
                                                                                                              ---------------

     WIRELESS TELECOMMUNICATION SERVICES .3%
    aAT&T Wireless Services Inc. .................................      United States      1,180,200              16,900,464
    aVast Solutions Inc., B1 .....................................      United States         43,358                      --
    aVast Solutions Inc., B2 .....................................      United States         43,358                      --
    aVast Solutions Inc., B3 .....................................      United States         43,358                      --
                                                                                                              ---------------
                                                                                                                  16,900,464
                                                                                                              ---------------



                                                          Semiannual Report | 19

Mutual Beacon Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                           COUNTRY            SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------
     TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
       (COST $2,655,857,244) .....................................                                            $3,838,952,703
                                                                                                              ---------------
     PREFERRED STOCKS .8%
     DIVERSIFIED TELECOMMUNICATION SERVICES
     PTV Inc., 10.00%, A, pfd. ...................................       Switzerland         117,140                 896,121
                                                                                                              ---------------

     ELECTRIC UTILITIES
    aMontana Power Co., 8.45%, pfd. ..............................      United States         58,900                 818,710
                                                                                                              ---------------

     FOOD PRODUCTS .1%
     Unilever NV, pfd. ...........................................       Netherlands         606,458               3,740,881
                                                                                                              ---------------

     MEDIA .3%
     Hollinger Inc., cvt., pfd. ..................................         Canada             53,300                 384,619
  a,bHollinger Inc., cvt., pfd. ..................................         Canada          2,089,000              14,396,688
     News Corp. Ltd., ADR, pfd. ..................................        Australia           67,100               2,206,248
                                                                                                              ---------------
                                                                                                                  16,987,555
                                                                                                              ---------------

     REAL ESTATE .4%
     iStar Financial Inc., pfd. ..................................      United States        770,100              18,251,370
                                                                                                              ---------------
     TOTAL PREFERRED STOCKS (COST $42,995,913) ...................                                                40,694,637
                                                                                                              ---------------


                                                                                     ------------------
                                                                                     PRINCIPAL AMOUNT F
                                                                                     ------------------
     CORPORATE BONDS & NOTES 4.7%
     Calpine Corp. senior note,
      7.625%, 4/15/06 ............................................      United States    $ 2,785,000               2,464,725
      10.50%, 5/15/06 ............................................      United States        989,000                 895,045
     Calpine Generating Co., 144A, 10.25%, 4/01/11 ...............      United States     28,403,000              25,846,730
     DecisionOne Corp., Term Loan ................................      United States      8,374,702               4,396,718
     Eurotunnel PLC,
      FRN, 5.506%, 12/31/18, Tier 2 ..............................     United Kingdom      7,592,095  GBP         10,601,561
      FRN, 5.506%, 12/31/25, Tier 3 ..............................     United Kingdom     28,404,485  GBP         27,816,224
      Participating Loan Note, 4/30/40 ...........................     United Kingdom        858,000  GBP            280,077
     Eurotunnel SA,
      12/31/18, Tier 2 (Pibor) ...................................         France            832,034  EUR            779,466
      12/31/25, Tier 3 (Pibor) ...................................         France          1,048,320  EUR            688,736
      FRN, 3.338%, 12/31/18, Tier 2 (Libor) ......................         France          1,880,987  EUR          1,762,145
      FRN, 3.338%, 12/31/25,  Tier 3 (Libor) .....................         France         20,347,101  EUR         13,367,847
    bFE Capital LLC, 5.00%, 8/28/07 ..............................          Japan         18,902,566              21,737,951
     Guadalupe Power Partners LP,
      Debt Service Reserve .......................................      United States        123,800                 110,182
      Power Sale Agreement .......................................      United States        203,900                 181,471
      Term Loan ..................................................      United States      1,524,794               1,357,067
     HealthSouth Corp.,
      7.00%, 6/15/08 .............................................      United States      3,470,000               3,391,925
      7.625%, 6/01/12 ............................................      United States     62,191,000              58,925,972
     Marconi Corp., PLC, 8.00%, 4/30/08 ..........................     United Kingdom        192,076                 207,994
     MCI Inc.,
      5.908%, 5/01/07 ............................................      United States      6,020,000               5,854,450
      6.688%, 5/01/09 ............................................      United States      9,600,000               8,904,000
      7.735%, 5/01/14 ............................................      United States      5,160,000               4,631,100




20 |  Semiannual Report

Mutual Beacon Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                           COUNTRY    PRINCIPAL AMOUNT F            VALUE
-----------------------------------------------------------------------------------------------------------------------------
     CORPORATE BONDS & NOTES (CONT.)
    bMotor Coach Industries International Inc., Bank Claim .......      United States  $  27,136,000          $   27,136,000
     Odessa-Ector Power Partners LP,
       Debt Service Reserve ......................................      United States         81,150                  73,035
       Power Sale Agreement ......................................      United States        174,700                 157,230
       Term Loan .................................................      United States      1,457,996               1,312,197
     Reliant Energy Channelview LP Inc.,
       Revolver ..................................................      United States        342,900                 305,181
       Term Loan A ...............................................      United States      3,693,800               3,287,482
     Trump Atlantic,
       11.25%, 5/01/06 ...........................................      United States     17,959,000              15,714,125
       Series B, 11.25%, 5/01/06 .................................      United States      5,330,000               4,663,750
       Series B, 144A, 11.25%, 5/01/06 ...........................      United States        369,000                 322,875
    bTVMAX Holdings Inc., PIK,
       11.50%, 2/01/05 ...........................................      United States         43,476                  43,476
       14.00%, 2/01/05 ...........................................      United States        372,690                 372,690
                                                                                                              ---------------
     TOTAL CORPORATE BONDS & NOTES (COST $246,263,835) ...........                                               247,589,427
                                                                                                              ---------------
     BONDS & NOTES IN REORGANIZATION 4.0%
    aAdelphia Communications Corp.,
       9.25%, 10/01/02 ...........................................      United States      3,244,000               3,187,230
       8.125%, 7/15/03 ...........................................      United States        825,000                 804,375
       7.50%, 1/15/04 ............................................      United States      2,160,000               2,087,100
       10.50%, 7/15/04 ...........................................      United States      3,375,000               3,472,031
       9.875%, 3/01/05 ...........................................      United States      1,304,000               1,297,480
       10.25%, 11/01/06 ..........................................      United States      4,751,000               4,727,245
       9.875%, 3/01/07 ...........................................      United States        187,000                 186,065
       8.375%, 2/01/08 ...........................................      United States      4,959,000               4,872,217
       7.75%, 1/15/09 ............................................      United States      5,790,000               5,601,825
       7.875%, 5/01/09 ...........................................      United States      4,398,000               4,211,085
       9.375%, 11/15/09 ..........................................      United States      5,452,000               5,547,410
       10.875%, 10/01/10 .........................................      United States      4,751,000               4,822,265
       10.25%, 6/15/11 ...........................................      United States      4,134,000               4,258,020
    aAiken Cnty S C Indl Rev Beloit, 6.00%, 12/01/11 .............      United States        420,000                   2,100
    aAir Canada Inc.,
       6.75%, 2/02/04 ............................................         Canada          1,244,000  CAD            250,516
       9.00%, 6/01/06 ............................................         Canada          2,160,000  CAD            443,036
       10.00%, 6/01/06 ...........................................         Canada          2,035,000  EUR            693,246
       7.25%, 10/01/07                                                     Canada          3,838,000  CAD            787,209
     e 10.25%, 3/15/11 ...........................................         Canada          5,576,000               1,700,680
       Bank Claim ................................................         Canada          9,884,600  CAD          1,916,835
       Bank Claim ................................................         Canada        245,929,000  JPY            653,617
       Term Loan .................................................         Canada          7,212,000               2,091,480
       zero cpn., 7/31/05 ........................................         Canada         10,363,692               3,160,926
  a,bCA Ltd., FRN, 6.11%, 8/28/07 ................................          Japan         20,334,434              23,384,599
    aCentury Communications Corp.,
       9.50%, 3/01/05 ............................................      United States      1,023,000               1,130,415
       8.875%, 1/15/07 ...........................................      United States      1,275,000               1,402,500
       8.75%, 10/01/07 ...........................................      United States      1,889,000               2,040,120
       8.375%, 12/15/07 ..........................................      United States        500,000                 545,625
       Series B, zero cpn., 1/15/08 ..............................      United States      3,405,000               2,162,175
       zero cpn., 3/15/03 ........................................      United States      6,175,000               5,881,687


                                                          Semiannual Report | 21

Mutual Beacon Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                           COUNTRY    PRINCIPAL AMOUNT F            VALUE
-----------------------------------------------------------------------------------------------------------------------------
     BONDS & NOTES IN REORGANIZATION (CONT.)
    aHarnischfeger Industries Inc.,
       8.90%, 3/01/22 ............................................      United States   $  3,775,000          $       24,160
       8.70%, 6/15/22 ............................................      United States      3,460,000                  22,490
       7.25%, 12/15/25 ...........................................      United States      5,165,000                  33,573
       6.875%, 2/15/27 ...........................................      United States      4,430,000                  28,352
       Stipulated Bank Claim .....................................      United States      5,708,150                  35,961
    aMirant Americas Generation Inc.,
       8.30%, 5/01/11 ............................................      United States      3,952,000               2,983,760
       8.50%, 10/01/21 ...........................................      United States        182,000                 137,410
       9.125%, 5/01/31 ...........................................      United States      4,049,000               3,056,995
    aMirant Corp.,
       Tranche C Revolver ........................................      United States      7,016,181               3,736,116
       4 Year Revolver, 7/17/05 ..................................      United States      4,493,590               3,235,385
       364 Day Revolver ..........................................      United States     11,868,000               6,319,710
    aNorthwestern Corp.,
     e 8.75%, 3/15/12 ............................................      United States      7,795,000               6,528,313
       6.95%, 11/15/28 ...........................................      United States      4,010,000               3,318,275
    aOwens Corning, Revolver .....................................      United States     27,388,413              21,089,078
    aPort Seattle Wash Rev Ref-Beloit Proj., 6.00%, 12/01/17 .....      United States        225,000                   1,125
    aSafety Kleen Corp., 9.25%, 5/15/09 ..........................      United States        630,000                  33,075
    aSafety Kleen Services, 9.25%, 6/01/08 .......................      United States         50,000                     250
    aTeco Panda,
       Bank Claim ................................................      United States      1,804,200                 992,310
       Bank Claim #2 .............................................      United States      9,874,300               6,122,066
       Debt Service Reserve L/C Loan .............................      United States        488,400                 302,808
       Project L/C Loan Facility .................................      United States      1,415,600                 877,672
    aTelewest Communications PLC,
       11.00%, 10/01/07 ..........................................     United Kingdom      8,250,000               4,888,125
       11.25%, 11/01/08 ..........................................     United Kingdom      1,270,000                 749,300
       9.875%, 4/15/09 ...........................................     United Kingdom      9,950,000  GBP          7,894,391
       9.875%, 2/01/10 ...........................................     United Kingdom      2,585,000  GBP          2,414,267
       Bank Claim ................................................     United Kingdom     31,121,864  GBP         27,869,820
       cvt., 5.25%, 2/19/07 ......................................     United Kingdom      7,750,000  GBP          6,746,219
       senior disc. note, 9.25%, 4/15/09 .........................     United Kingdom      3,290,000               1,595,650
       senior disc. note, zero cpn., 2/01/10 .....................     United Kingdom      2,525,000               1,123,625
    aTelewest Finance Ltd., cvt., 6.00%, 7/07/05 .................     United Kingdom      7,240,000               7,176,650
                                                                                                              ---------------
     TOTAL BONDS & NOTES IN REORGANIZATION (COST $163,389,568) ...                                               212,658,045
                                                                                                              ---------------


                                                                                     ------------------
                                                                                      SHARES/PRINCIPAL
                                                                                          AMOUNT F
                                                                                     ------------------
     COMPANIES IN LIQUIDATION
  a,bBrunos Inc., Liquidating Unit ...............................      United States         62,735                 138,017
  a,bCity Investing Co. Liquidating Trust ........................      United States        423,187                 808,287
  a,bEli Jacobs, Bank Claim ......................................      United States     25,305,910                   1,367
    aGuangdong International Trust & Investment Corp.,
       144A, 8.75%, 10/24/16 .....................................          China          3,250,000                 219,375
       Revolver - Admitted Claim .................................        Hong Kong          670,980                  45,291
       Structured Note - Admitted Claim ..........................        Hong Kong        1,061,381                  71,643
       Syndicated Loan - Admitted Claim ..........................        Hong Kong        1,835,131                 123,871


22 | Semiannual Report

Mutual Beacon Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                       SHARES/PRINCIPAL
                                                                         COUNTRY            AMOUNT F               VALUE
-----------------------------------------------------------------------------------------------------------------------------
     COMPANIES IN LIQUIDATION (CONT.)
  a,bMBOP Liquidating Trust ......................................      United States   $    205,135          $          513
    aUnited Cos. Financial Corp.,
      Bank Claim .................................................      United States        112,077                      --
      Revolver ...................................................      United States     28,431,827                      --
                                                                                                              ---------------
     TOTAL COMPANIES IN LIQUIDATION (COST $559,652) ..............                                                 1,408,364
                                                                                                              ---------------

                                                                                      --------------------
                                                                                       PRINCIPAL AMOUNT F
                                                                                      --------------------
     GOVERNMENT AGENCIES 15.4%
    gFederal Home Loan Bank, 0.97% to 1.42%, with maturities
       to 7/02/07 ................................................      United States  $ 725,071,000             720,288,443
     Federal Home Loan Mortgage Corp., 1.118% to 2.500%,
       with maturities to 5/19/06 ................................      United States     30,000,000              29,818,580
     Federal National Mortgage Association, 1.44% to 2.20%,
       with maturities to 12/29/06 ...............................      United States     43,375,000              42,641,760
     U.S. Treasury Bills, 0.975% to 0.995%, with maturities
       to 9/09/04 ................................................      United States     17,000,000              16,981,139
                                                                                                              ---------------
     TOTAL GOVERNMENT AGENCIES (COST $812,914,100) ...............                                               809,729,922
                                                                                                              ---------------


                                                                                           ---------
                                                                                             UNITS
                                                                                           ---------
     OTHER INVESTMENTS (COST $13,022,795) .3%
    hInpower 2 Limited, Jersey ...................................     Jersey Islands      5,500,300              12,817,627
                                                                                                              ---------------

     TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
       (COST $3,935,003,107) .....................................                                             5,163,850,725
                                                                                                              ---------------
                                                                                      --------------------
                                                                                       PRINCIPAL AMOUNT F
                                                                                      --------------------
     REPURCHASE AGREEMENTS
  i,jBarclays Capital Inc., 1.50%, 7/01/04 (Maturity Value $380,032)
       Collateralized by U.S. Treasury Bills, Notes and Bonds ....      United States        380,016                 380,016
  i,jGoldman Sachs & Co.  1.25%, 7/01/04 (Maturity Value $400,028)
       Collateralized by U.S. Treasury Bills, Notes and Bond .....      United States        400,014                 400,014
  i,jGoldman Sachs & Co.  1.59%, 7/01/04 (Maturity Value $400,035)
       Collateralized by U.S. Treasury Bills, Notes and Bonds ....      United States        400,018                 400,018
  i,jJP Morgan Securities, 1.60%, 7/01/04 (Maturity Value $400,035)
       Collateralized by U.S. Treasury Bills, Notes and Bonds ....      United States        400,018                 400,018
  i,jMorgan Stanley & Co. Inc., 1.60%, 7/01/04 (Maturity Value $400,035)
       Collateralized by U.S. Treasury Bills, Notes and Bonds ....      United States        400,018                 400,018
                                                                                                              ---------------
     TOTAL REPURCHASE AGREEMENTS (COST $1,980,084) ...............                                                 1,980,084
                                                                                                              ---------------
     TOTAL INVESTMENTS (COST $3,936,983,191) 98.4% ...............                                             5,165,830,809
     OPTIONS WRITTEN .............................................                                                    (9,060)
     SECURITIES SOLD SHORT (.4)% .................................                                               (23,544,613)
     NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS (.1)% .....                                                (5,555,459)
     OTHER ASSETS, LESS LIABILITIES 2.1% .........................                                               109,449,296
                                                                                                              ---------------
     NET ASSETS 100.0% ...........................................                                            $5,246,170,973
                                                                                                              ---------------




                                                          Semiannual Report | 23

Mutual Beacon Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                           COUNTRY           CONTRACTS             VALUE
-----------------------------------------------------------------------------------------------------------------------------
     OPTIONS WRITTEN (PREMIUMS RECEIVED $54,512)
     ISSUER
     TOBACCO
    kR.J. Reynolds Tobacco Holdings Inc., Aug. 50.00 Puts, 8/21/04      United States            453          $        9,060
                                                                                                              ---------------

     SECURITIES SOLD SHORT .4%

                                                                                          -------------
     ISSUER                                                                                   SHARES
                                                                                          -------------
     COMMUNICATIONS EQUIPMENT
    lTellabs Inc. ................................................      United States        149,000          $    1,302,260
                                                                                                              ---------------

     FOOD PRODUCTS .4%
    lKraft Foods Inc., A .........................................      United States        641,118              20,310,618
                                                                                                              ---------------

     REAL ESTATE
    lSimon Property Group Inc. ...................................      United States         17,000                 874,140
                                                                                                              ---------------

     WIRELESS TELECOMMUNICATION SERVICES
    lMicrocell Telecommunications Inc., B ........................         Canada             43,900               1,057,595
                                                                                                              ---------------
     TOTAL SECURITIES SOLD SHORT (PROCEEDS $25,377,479) ..........                                            $   23,544,613
                                                                                                              ---------------

CURRENCY ABBREVIATIONS: | CAD - Canadian Dollar | EUR - Euro | GBP - British Pound | JPY - Japanese Yen


a Non-income producing.

b See Note 9 regarding restricted securities.

c See Note 10 regarding Holdings of 5% Voting Securities.

d A member of the Fund's Portfolio Management team serves as a member on the board of directors. As a result of this involvement, the Portfolio Manager could receive material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

e Security on loan. See Note 1(i).

f The principal amount is stated in U.S. dollars unless otherwise indicated.

g See Note 1(h) regarding securities segregated with broker for securities sold short.

h Units consist of Noteco Ltd., Floating Rate Note (FRN), 6.213% 6/30/15, Series A2 (Principal Amount 5,500,300 GBP), Noteco Ltd. FRN, 6.213%, 6/30/20, Series A3 (Principal Amount 1,036,400 GBP), and 1,036,400 shares of Drax Group Ltd., common.

i Investments from cash collateral received for loaned securities. See Note
1(i).

j See Note 1(c) regarding repurchase agreements.

k See Note 1(g) regarding written options.

l See Note 1(h) regarding securities sold short.

m Contingent Distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.



24 |  See notes to financial statements.  |  Semiannual Report

Mutual Beacon Fund

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
June 30, 2004 (unaudited)



Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ..........................................................................    $3,905,294,939
  Cost - Non-controlled affiliated issuers (Note 10) ...................................................        31,688,252
                                                                                                            ---------------
  Value - Unaffiliated issuers (includes securities segregated with broker for securities sold short
   in the amount of $19,923,335)a ......................................................................     5,117,941,273
  Value - Non-controlled affiliated issuers (Note 10) ..................................................        47,889,536
 Cash...................................................................................................         4,503,664
 Foreign currency, at value (cost $60,199,047) .........................................................        60,289,607
 Receivables:
  Investment securities sold ...........................................................................        43,917,099
  Capital shares sold ..................................................................................         3,751,327
  Dividends and interest ...............................................................................        11,383,932
 Unrealized gain on forward exchange contracts (Note 8) ................................................         7,389,666
 Cash on deposit with broker for securities sold short .................................................        24,536,294
 Due from brokers - synthetic equity swaps..............................................................           837,111
                                                                                                            ---------------
      Total assets .....................................................................................     5,322,439,509
                                                                                                            ---------------
Liabilities:
 Payables:
  Investment securities purchased ......................................................................        25,066,222
  Capital shares redeemed ..............................................................................         6,698,519
  Affiliates ...........................................................................................         5,605,556
 Options written, at value (premiums received $54,512) .................................................             9,060
 Securities sold short, at value (proceeds $25,377,479) ................................................        23,544,613
 Payable upon return of securities loaned (Note 1i) ....................................................         1,980,084
 Unrealized loss on forward exchange contracts (Note 8) ................................................        12,945,125
 Other liabilities .....................................................................................           419,357
                                                                                                            ---------------
       Total liabilities ...............................................................................        76,268,536
                                                                                                            ---------------
         Net assets, at value ..........................................................................    $5,246,170,973
                                                                                                            ---------------
Net assets consist of:
 Undistributed net investment income (loss) ............................................................    $   33,976,216
 Net unrealized appreciation (depreciation) ............................................................     1,225,863,254
 Accumulated net realized gain (loss) ..................................................................        57,970,156
 Capital shares ........................................................................................     3,928,361,347
                                                                                                            ---------------
         Net assets, at value ..........................................................................    $5,246,170,973
                                                                                                            ---------------




                                                          Semiannual Report | 25

Mutual Beacon Fund
FINANCIAL STATEMENTS (CONTINUED)



STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2004 (unaudited)



CLASS Z:
 Net assets, at value ..................................................................................    $3,134,053,777
                                                                                                            ---------------
 Shares outstanding ....................................................................................       212,398,107
                                                                                                            ---------------
 Net asset value and maximum offering price per share b ................................................            $14.76
                                                                                                            ---------------
CLASS A:
 Net assets, at value ..................................................................................    $1,342,221,575
                                                                                                            ---------------
 Shares outstanding ....................................................................................        91,440,046
                                                                                                            ---------------
 Net asset value per share c ...........................................................................            $14.68
                                                                                                            ---------------
 Maximum offering price per share (net asset value per share / 94.25%) .................................            $15.58
                                                                                                            ---------------
CLASS B:
 Net assets, at value ..................................................................................    $  168,703,245
                                                                                                            ---------------
 Shares outstanding ....................................................................................        11,753,947
                                                                                                            ---------------
 Net asset value and maximum offering price per share c ................................................            $14.35
                                                                                                            ---------------
CLASS C:
 Net assets, at value ..................................................................................    $  601,192,376
                                                                                                            ---------------
 Shares outstanding ....................................................................................        41,312,412
                                                                                                            ---------------
 Net asset value and maximum offering price per share c ................................................            $14.55
                                                                                                            ---------------



a Including securities loaned. See Note 1(i).

b Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

c Redemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Fund.





26 |  See notes to financial statements.  |  Semiannual Report

Mutual Beacon Fund

STATEMENT OF OPERATIONS
for the six months ended June 30, 2004 (unaudited)



Investment income:
 (net of foreign taxes of $4,984,896)
 Dividends
  Unaffiliated issuers .................................................................................     $  51,892,837
  Non-controlled affiliated issuers (Note 10) ..........................................................           177,344
 Interest - Unaffiliated issuers .......................................................................        34,357,687
                                                                                                             --------------
      Total investment income ..........................................................................        86,427,868
                                                                                                             --------------
Expenses:
 Management fees (Note 3) ..............................................................................        15,721,137
 Administrative fees (Note 3) ..........................................................................         2,017,010
 Distribution fees (Note 3)
  Class A ..............................................................................................         2,352,169
  Class B ..............................................................................................           810,848
  Class C ..............................................................................................         2,969,100
 Transfer agent fees (Note 3) ..........................................................................         3,028,500
 Custodian fees (Note 4) ...............................................................................           215,700
 Reports to shareholders ...............................................................................           103,100
 Registration and filing fees ..........................................................................           137,700
 Professional fees .....................................................................................           140,198
 Directors' fees and expenses ..........................................................................            91,000
 Dividends on securities sold short ....................................................................           312,741
 Other .................................................................................................            67,500
                                                                                                             --------------
      Total expenses ...................................................................................        27,966,703
      Expense reductions (Note 4) ......................................................................            (6,151)
                                                                                                             --------------
        Net expenses ...................................................................................        27,960,552
                                                                                                             --------------
        Net investment income (loss) ...................................................................        58,467,316
                                                                                                             --------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments:
   Unaffiliated issuers ................................................................................       213,563,934
   Non-controlled affiliated issuers (Note 10) .........................................................         1,037,765
  Written options (Note 1g) ............................................................................           761,165
  Securities sold short (Note 1h).......................................................................        (1,912,047)
  Foreign currency transactions ........................................................................       (59,181,938)
                                                                                                             --------------
      Net realized gain (loss) .........................................................................       154,268,879
 Net unrealized appreciation (depreciation) on:
  Investments ..........................................................................................      (117,185,124)
  Translation of assets and liabilities denominated in foreign currencies ..............................        59,932,616
                                                                                                             --------------
      Net unrealized appreciation (depreciation) .......................................................       (57,252,508)
                                                                                                             --------------
Net realized and unrealized gain (loss) ................................................................        97,016,371
                                                                                                             --------------
Net increase (decrease) in net assets resulting from operations ........................................     $ 155,483,687
                                                                                                             --------------

                     Semiannual Report | See notes to financial statements. | 27

Mutual Beacon Fund

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended June 30, 2004 (unaudited) and the year ended December 31, 2003

                                                                                       -------------------------------------
                                                                                        SIX MONTHS ENDED      YEAR ENDED
                                                                                          JUNE 30, 2004   DECEMBER 31, 2003
                                                                                       -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........................................................     $   58,467,316       $   55,284,747
  Net realized gain (loss) from investments, written options, securities sold short,
   and foreign currency transactions .............................................        154,268,879           22,660,560
  Net unrealized appreciation (depreciation) on investments and translation of assets
   and liabilities denominated in foreign currencies .............................        (57,252,508)       1,087,534,740
                                                                                       ------------------------------------
      Net increase (decrease) in net assets resulting from operations ............        155,483,687        1,165,480,047
 Distributions to shareholders from:
  Net investment income:
   Class Z .......................................................................        (20,122,256)         (50,293,581)
   Class A .......................................................................         (8,281,461)         (16,775,978)
   Class B .......................................................................           (971,407)          (1,221,776)
   Class C .......................................................................         (3,400,627)          (4,420,080)
                                                                                       ------------------------------------
 Total distributions to shareholders..............................................        (32,775,751)         (72,711,415)
 Capital share transactions (Note 2):
  Class Z ........................................................................        (55,341,758)        (133,826,403)
  Class A ........................................................................         10,270,323          115,460,107
  Class B ........................................................................          9,914,568           24,317,663
  Class C ........................................................................          9,391,279           15,436,107
                                                                                       ------------------------------------
 Total capital share transactions ................................................        (25,765,588)          21,387,474
 Redemption fees (Note 1m) .......................................................                 32                   --
      Net increase (decrease) in net assets ......................................         96,942,380        1,114,156,106
Net assets:
 Beginning of period .............................................................      5,149,228,593        4,035,072,487
                                                                                       ------------------------------------
 End of period ...................................................................     $5,246,170,973       $5,149,228,593
                                                                                       ------------------------------------
Undistributed net investment income (loss) included in net assets:
 End of period ...................................................................     $   33,976,216       $    8,284,651
                                                                                       ------------------------------------




28 |  See notes to financial statements.  |  Semiannual Report

Mutual Beacon Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)




1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Beacon Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks capital appreciation, with income as a secondary objective, by investing primarily in common and preferred stocks, bonds, and convertible securities in the U.S. and other countries. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Debt securities, other over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities (including restricted securities) will be valued at fair value. Investments in open-end mutual funds are valued at the closing net asset value. Short-term securities are valued at amortized cost which approximates current value. All security valuation procedures are approved by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.





                                                          Semiannual Report | 29

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At June 30, 2004, all repurchase agreements held by the Fund had been entered into on that date.

D. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

E. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fund purchases or sells foreign securities, it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

F. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin" are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.





30 |  Semiannual Report

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. OPTION CONTRACTS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

H. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size and will be recognized upon the termination of a short sale.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

I. SECURITIES LENDING

The Fund loans securities directly to certain brokers through a securities lending agent for which it received cash collateral against the loaned securities in an amount equal to at least 102% of the loaned securities. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund received interest income of $43,213 from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.





                                                          Semiannual Report | 31

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on a tax basis and may differ from net investment income and realized gains for financial reporting purposes.

K. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

L. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

M. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of Fund shares held five trading days or less may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital as noted in the statement of changes.

N. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.





32 |  Semiannual Report

Mutual Beacon Fund

2. CAPITAL STOCK

The Fund offers five classes of shares: Class Z, Class A, Class B, Class C and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2004, there were 1.55 billion shares authorized ($0.001 par value) of which 750 million, 300 million, 200 million, and 300 million were designated as Class Z, Class A, Class B, and Class C shares, respectively. Transactions in the Fund's shares were as follows:

                                      ----------------------------------------------------------------
                                            SIX MONTHS ENDED                      YEAR ENDED
                                              JUNE 30, 2004                    DECEMBER 31, 2003
                                      ----------------------------------------------------------------
                                         SHARES         AMOUNT             SHARES          AMOUNT
                                      ----------------------------------------------------------------
CLASS Z SHARES:
 Shares sold .......................    5,498,648    $  80,795,621        10,838,451    $ 134,762,381
 Shares issued in reinvestment of
 distributions .....................    1,249,669       18,295,167         3,412,886       45,700,241
 Shares redeemed ...................  (10,537,685)    (154,432,546)      (25,512,048)    (314,289,025)
                                      ----------------------------------------------------------------
 Net increase (decrease) ...........   (3,789,368)   $ (55,341,758)      (11,260,711)   $(133,826,403)
                                      ----------------------------------------------------------------
CLASS A SHARES:
 Shares sold .......................   10,503,524    $ 153,458,856        22,121,507    $ 273,306,831
 Shares issued in reinvestment of
 distributions .....................      537,465        7,830,795         1,202,510       15,931,792
 Shares redeemed ...................  (10,353,210)    (151,019,328)      (14,091,787)    (173,778,516)
                                      ----------------------------------------------------------------
 Net increase (decrease) ...........      687,779    $  10,270,323         9,232,230    $ 115,460,107
                                      ----------------------------------------------------------------
CLASS B SHARES:
 Shares sold .......................    1,182,621    $  16,914,449         2,993,364    $  35,998,720
 Shares issued in reinvestment of
 distributions .....................       62,623          892,375            90,069        1,135,983
 Shares redeemed ...................     (552,957)      (7,892,256)       (1,089,762)     (12,817,040)
                                      ----------------------------------------------------------------
 Net increase (decrease) ...........      692,287    $   9,914,568         1,993,671    $  24,317,663
                                      ----------------------------------------------------------------
CLASS C SHARES:
 Shares sold .......................    3,512,689    $  50,971,274         6,809,888    $  83,970,999
 Shares issued in reinvestment of
 distributions .....................      211,680        3,058,802           316,168        4,009,329
 Shares redeemed ...................   (3,082,620)     (44,638,797)       (6,010,932)     (72,544,221)
                                      ----------------------------------------------------------------
 Net increase (decrease) ...........      641,749    $   9,391,279         1,115,124    $  15,436,107
                                      ----------------------------------------------------------------



3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Series Fund are also officers and/or directors of the following entities:

---------------------------------------------------------------------------------------
  ENTITY                                                        AFFILIATION
---------------------------------------------------------------------------------------
  Franklin Mutual Advisers, LLC (Franklin Mutual)               Investment manager
  Franklin Templeton Services, LLC (FT Services)                Administrative manager
  Franklin Templeton Distributors, Inc. (Distributors)          Principal underwriter
  Franklin Templeton Investor Services, LLC (Investor Services) Transfer agent





                                                          Semiannual Report | 33

Mutual Beacon Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Fund pays an investment management fee to Franklin Mutual of 0.60% per year of the average daily net assets of the Fund. Effective July 1, 2004, the Fund will pay fees based on the average daily net assets of the Fund as follows:

------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
------------------------------------------------------------------------
        0.600%          First $5 billion
        0.570%          Over $5 billion, up to and including $7 billion
        0.550%          Over $7 billion, up to and including $10 billion
        0.540%          Over $10 billion

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

---------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
---------------------------------------------------------------------------
        0.150%          First $200 million
        0.135%          Over $200 million, up to and including $700 million
        0.100%          Over $700 million, up to and including $1.2 billion
        0.075%          Over $1.2 billion

The Fund reimburses Distributors up to 0.35%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan. Under the distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Distributors has advised the Fund of the following commission transactions related to the sale of the Fund's shares for the period ended June 30, 2004:

Commissions paid ..........................................   $1,160,092
Sales charges received ....................................   $  232,830
Contingent deferred sales charges retained ................   $  140,745

The Fund paid transfer agent fees of $3,208,500, of which $1,933,496, was paid to Investor Services.


4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2004, the custodian fees were reduced as noted in the Statement of Operations.





34 |  Semiannual Report

Mutual Beacon Fund

5. INCOME TAXES

At June 30, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

Cost of investments ...................................   $3,947,618,253
                                                          ---------------
Unrealized appreciation ...............................   $1,312,382,732
Unrealized depreciation ...............................      (94,170,176)
                                                          ---------------
Net unrealized appreciation (depreciation) ............   $1,218,212,556
                                                          ---------------



Net investment income (losses) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions, passive foreign investment company shares and bond discounts and premiums.

At December 31, 2003, the Fund had deferred capital losses occurring subsequent to October 31, 2003 of $17,929,456. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

At December 31, 2003, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
 2010 .................................................   $100,171,758
 2011 .................................................     35,724,290
                                                          -------------
                                                          $135,896,048
                                                          -------------






                                                          Semiannual Report | 35

Mutual Beacon Fund

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities and securities sold short) for the period ended June 30, 2004 aggregated $883,850,104 and $727,379,779, respectively.

Transactions in options written during the period ended June 30, 2004 were as follows:

                                           ------------------------------
                                            NUMBER OF         PREMIUMS
                                            CONTRACTS         RECEIVED
                                           ------------------------------
Options outstanding at
 December 31, 2003 ......................   1,349,370         $  337,343
Options written .........................      17,410          1,406,679
Options expired .........................      (9,625)          (589,621)
Options exercised .......................  (1,354,528)          (695,440)
Options closed ..........................      (2,174)          (404,449)
                                           ------------------------------
Options outstanding at
 June 30, 2004 ..........................         453         $   54,512
                                           ------------------------------


7. SYNTHETIC EQUITY SWAPS

As of June 30, 2004, the Fund had the following synthetic equity swaps outstanding:

----------------------------------------------------------------------------------------------------
                                                           NUMBER OF                     UNREALIZED
  CONTRACTS TO BUY                                         CONTRACTS       VALUE         GAIN (LOSS)
----------------------------------------------------------------------------------------------------
  Aventis SA (60.20 EUR) ................................         771   $  58,205          $  1,573
  Christian Dior SA (47.22 - 55.43 EUR) .................      80,049   5,176,359           340,944
                                                                                           ---------
  Total contracts to buy .........................................................         $342,517
                                                                                           ---------

----------------------------------------------------------------------------------------------------
                                                           NUMBER OF                     UNREALIZED
  CONTRACTS TO SELL                                        CONTRACTS       VALUE         GAIN (LOSS)
----------------------------------------------------------------------------------------------------
  LVMH Moet Hennessy Louis Vuitton (56.52 - 61.76 EUR)         79,892  $5,778,569          $ (5,543)
                                                                                           ---------
  Total contracts to sell ........................................................           (5,543)
                                                                                           ---------
  Net unrealized gain (loss) .....................................................         $336,974
                                                                                           ---------




36 |  Semiannual Report

Mutual Beacon Fund

8. FORWARD EXCHANGE CONTRACTS

At June 30, 2004, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

---------------------------------------------------------------------------------------------------
                                                                 IN      SETTLEMENT    UNREALIZED
  CONTRACTS TO BUY                                          EXCHANGE FOR    DATE       GAIN (LOSS)
---------------------------------------------------------------------------------------------------
     20,500,000    South African Rand ...........   U.S.    $  3,217,864   7/26/04 U.S. $  103,808
  1,081,498,373    Japanese Yen .................             10,050,000   9/21/04         100,074
      8,012,740    Norwegian Krone ..............              1,150,000  10/15/04           5,305
                                                            ------------                -----------
                                                    U.S.    $ 14,417,864           U.S. $  209,187
                                                            ------------                -----------

---------------------------------------------------------------------------------------------------
                                                                 IN       SETTLEMENT   UNREALIZED
  CONTRACTS TO SELL                                         EXCHANGE FOR     DATE      GAIN (LOSS)
---------------------------------------------------------------------------------------------------
     64,800,000    British Pounds ...............  U.S.     $118,839,580   7/08/04 U.S. $1,409,983
    162,349,319    Canadian Dollars .............            124,423,086   7/21/04       3,386,469
     12,600,000    British Pounds ...............             22,937,908   8/10/04         165,579
     17,742,136    Swiss Franc ..................             14,483,376   8/17/04         296,749
     10,600,000    Euro .........................             13,320,770   8/23/04         436,960
     57,200,000    Euro .........................             70,580,676   9/13/04       1,072,097
    531,648,306    Danish Krona .................             87,061,318   9/17/04         162,929
  1,451,000,000    Korean Won ...................              1,250,000   9/17/04           1,513
  2,565,967,300    Japanese Yen .................             23,784,104   9/24/04         172,950
      4,650,000    Euro .........................              5,704,622   9/27/04          54,717
     13,728,800    Norwegian Krone ..............              2,000,000  10/15/04          20,533
                                                            ------------               ------------
                                                    U.S.    $484,385,440                 7,180,479
                                                            ------------               ------------
    Unrealized gain on forward exchange contracts ..............................  U.S. $ 7,389,666
                                                                                       ------------

---------------------------------------------------------------------------------------------------
                                                                 IN       SETTLEMENT     UNREALIZED
  CONTRACTS TO SELL                                         EXCHANGE FOR     DATE        GAIN (LOSS)
---------------------------------------------------------------------------------------------------
     23,676,097    Canadian Dollars .............  U.S.     $ 17,514,662   7/21/04 U.S. $ (152,215)
    399,567,119    South African Rand ...........             57,947,084   7/26/04      (6,795,894)
     37,792,444    British Pounds ...............             67,252,550   8/10/04      (1,031,539)
     79,425,000    British Pounds ...............            142,540,014   8/20/04        (839,611)
     25,425,000    Euro .........................             30,209,948   8/23/04        (692,965)
     55,186,635    Danish Krona .................              8,904,628   9/17/04        (116,053)
 11,305,557,500    Korean Won ...................              9,700,000   9/17/04         (37,245)
  4,559,687,705    Japanese Yen .................             41,889,798   9/24/04         (66,889)
     33,050,000    Euro .........................             39,804,480   9/27/04        (352,372)
    337,175,712    Norwegian Krone ..............             48,324,008  10/15/04        (291,175)
     68,122,677    Euro .........................             80,711,833  10/25/04      (2,056,040)
     24,153,496    Euro .........................             28,832,248  11/24/04        (513,127)
                                                            ------------               ------------
                                                    U.S.    $573,631,253               (12,945,125)
                                                            ------------               ------------
  Unrealized loss on forward exchange contracts ................................       (12,945,125)
                                                                                       ------------
       Net unrealized loss on forward exchange contracts .......................  U.S. $(5,555,459)
                                                                                       ------------




                                                          Semiannual Report | 37

Mutual Beacon Fund

9. RESTRICTED SECURITIES



At June 30, 2004, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the board of directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At june 30, 2004, the fund held investments in restricted and illiquid securities that were valued under approved methods by the Board of Directors, as follows:

--------------------------------------------------------------------------------------------------------
SHARES/WARRANTS OR                                          ACQUISITION
 PRINCIPAL AMOUNT  ISSUER                                       DATE           COST           VALUE
--------------------------------------------------------------------------------------------------------
     439,477       AboveNet, Inc..........................    10/01/03      $20,497,153    $ 10,531,363
  61,502,000       AboveNet Inc., Contingent Distribution.    10/02/01               --              --
      14,770       AboveNet Inc., wts., 9/08/08...........    10/02/03        3,420,472          82,712
      17,376       AboveNet Inc., wts., 9/08/10...........    10/02/03        1,972,095          41,703
      62,735       Brunos Inc., Liquidating Unit..........    11/20/98              --          138,017
  20,334,434       CA Ltd., FRN, 6.11%, 8/28/07...........     8/29/03       20,206,620      23,384,599
  10,069,634       Canary Wharf Group PLC.................    10/26/99               --      51,862,030
     423,187       City Investing Co. Liquidating Trust...    11/21/85          145,071         808,287
   1,187,100       Consol Energy Inc......................    10/02/03       21,343,572      42,735,600
      13,807       FE Captial Holdings Ltd................     8/29/03       13,807,200      18,363,576
  18,902,566       FE Capital LLC, 5.00%, 8/28/07.........     8/29/03       18,783,752      21,737,951
     507,977       FHC Delaware Inc.......................     7/21/98        4,571,793       3,997,779
   2,089,000       Hollinger Inc., cvt., pfd..............     3/18/04       16,527,867      14,396,688
  25,305,910       Eli Jacobs, Bank Claim.................     3/23/94               --           1,367
   3,546,660       International Steel Group..............     4/25/03       17,173,750      94,961,822
           1       Lancer Industries Inc., B..............     8/11/89               --         287,261
     865,040       Leucadia National Corp.................    12/20/02       30,492,660      40,842,864
     205,135       MBOP Liquidating Trust.................     4/26/94              --              513
  27,136,000       Motor Coach Industries International
                   Inc., Bank Claim.......................     5/27/04       27,136,000      27,136,000
  10,862,000       Nipon Investment LLC...................     2/14/01               --              --
     542,874       NTL Inc................................    12/26/03       28,331,690      29,716,380
     106,700       Olympus Re Holdings Ltd................    12/19/01       10,670,000      19,382,055
      48,890       PMG, LLC ..............................     3/22/04        3,422,311       2,835,629
     105,436       Security Capital European Realty.......    11/08/99        2,642,449         773,900
      43,476       TVMAX Holdings Inc.,
                   PIK 11.50%, 2/01/05....................     4/29/04           43,476          43,476
     372,690       TVMAX Holdings Inc.,
                   PIK 14.00%, 2/01/05....................     4/03/03          372,690         372,690
     139,203       White Mountains Insurance Group Inc. ..    10/22/02       41,064,885      67,443,854
                                                                                           -------------
  TOTAL RESTRICTED SECURITIES (9.0% OF NET ASSETS) ......................................  $471,878,116
                                                                                           -------------






38 |  Semiannual Report

Mutual Beacon Fund

10. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund at June 30, 2004 were as shown below.

----------------------------------------------------------------------------------------------------------------------
                           NUMBER OF SHARES                      NUMBER OF SHARES   VALUE AT                REALIZED
                           HELD AT BEGINNING   GROSS     GROSS     HELD AT END       END OF   INVESTMENT     CAPITAL
  NAME OF ISSUER              OF PERIOD      ADDITIONS REDUCTIONS   OF PERIOD        PERIOD     INCOME     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------
 Farmer Brothers Co. ........    92,236       859,243       --        951,479    $25,528,181  $177,344  $       --
 FE Capital Holdings Ltd.        13,807            --       --         13,807     18,363,576        --          --
 FHC Delaware Inc............   507,977            --       --        507,977      3,997,779        --          --
 Kindred Healthcare Inc......   682,285       682,285       --      1,364,570             --a       --          --
 Kindred Healthcare Inc., Jul.
   23.75 Calls, 7/17/11......     1,106         1,106       --          2,212             --a       --          --
 Kindred Healthcare Inc., Jan.
   26.00 Calls, 1/01/12......       166           166       --            332             --a       --          --
 Kindred Healthcare Inc., wts,
  Series A, 4/20/06..........   121,432            --       --        121,432             --a       --          --
 Kindred Healthcare Inc., wts,
  Series B, 4/20/06..........   303,580            --       --        303,580             --a       --          --
 Nippon Investment LLC.......10,862,000            --       --     10,862,000             --        --          --
 Southwest Royalties Inc.....    69,184            --   (69,184)           --             --a       --   1,037,765
                                                                                 ------------------------------------
 TOTAL AFFILIATED SECURITIES (.9% OF NET ASSETS) ..............................  $47,889,536  $177,344  $1,037,765
                                                                                 ------------------------------------

a As of June 30, 2004, no longer an affiliate.


11. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING
On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company") claiming violations of the Massachusetts Uniform Securities Act ("Massachusetts Act") with respect to an alleged arrangement to permit market timing (the "Mass. Proceeding"). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) SETTLEMENT
On August 2, 2004, the Company announced that an agreement had been reached by an affiliate of the Fund's investment manager with the SEC that resolved the issues resulting from the SEC's investigation of market timing activity. The SEC issued an "order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order" (the "Order"). The SEC's Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.







                                                          Semiannual Report | 39

Mutual Beacon Fund

11. REGULATORY MATTERS (CONTINUED)

U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) SETTLEMENT (CONTINUED)
Under the terms of the SEC's Order, pursuant to which an affiliate of the Fund's investment manager neither admits nor denies any wrongdoing, an affiliate of the Fund's investment manager has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires an affiliate of the Fund's investment manager to, among other things, enhance and periodically review compliance policies and procedures.

OTHER GOVERNMENTAL INVESTIGATIONS
As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against an affiliate of the Fund's investment manager and the Fund's principal underwriter concerning payments to securities dealers who sell fund shares (commonly referred to as "revenue sharing"). The staff of the California Attorney General's Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and the Fund's principal underwriter arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.





40 |  Semiannual Report

Mutual Beacon Fund

11. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS
The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

The Company's management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.





                                                          Semiannual Report | 41

Mutual Beacon Fund
PROXY VOTING POLICIES AND PROCEDURES



The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at http://www.sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.





42 |  Semiannual Report

                       This page intentionally left blank.

                       This page intentionally left blank.

Literature Request

For a brochure and prospectus, which contains more complete information, including charges, expenses and risks, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Federal Money Fund 5, 6
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund
Franklin Money Fund 5, 6
Franklin Short-Intermediate U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund

TAX-FREE INCOME 7
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 8
Tax-Exempt Money Fund 5, 6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC 7
Alabama
Arizona
California 9
Colorado
Connecticut
Florida 9
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 8
Michigan 8
Minnesota 8
Missouri
New Jersey
New York 9
North Carolina
Ohio 8
Oregon
Pennsylvania
Tennessee
Virginia



INSURANCE FUNDS
Franklin Templeton Variable Insurance
  Products Trust 10


1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders as well as select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

7. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

8. Portfolio of insured municipal securities.

9. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

10. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

02/04                                          Not part of the semiannual report

     [LOGO OMITTED]
FRANKLIN[R] TEMPLETON[R]      One Franklin Parkway
      INVESTMENTS             San Mateo, CA 94403-1906



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SEMIANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL BEACON FUND

CHAIRMAN OF THE BOARD, PRESIDENT
AND CHIEF INVESTMENT OFFICER
David J. Winters, CFA

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.



476 S2004 08/04

MUTUAL QUALIFIED FUND


                                                                   JUNE 30, 2004
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                SEMIANNUAL REPORT AND SHAREHOLDER LETTER | VALUE
--------------------------------------------------------------------------------

                              MUTUAL QUALIFIED FUND

--------------------------------------------------------------------------------

WANT TO RECEIVE
THIS DOCUMENT
FASTER VIA EMAIL?
Eligible shareholders can
sign up for eDelivery at
franklintempleton.com.
See inside for details.
--------------------------------------------------------------------------------

                                 [LOGO OMITTED]
                            FRANKLIN[R] TEMPLETON[R]
                                   INVESTMENTS
                      Franklin o Templeton o MUTUAL SERIES

Thank You For Your
Continued Participation

At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.


SPECIALIZED EXPERTISE

Mutual Series is part of Franklin Templeton Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies. Franklin is a leader in tax-free fund management and an expert in U.S. equity and fixed income investing. Templeton pioneered international investing and, with offices in over 25 countries, offers the broadest global reach in the industry.


TRUE DIVERSIFICATION

Because these management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why the funds can be used to build truly diversified portfolios covering every major asset class.


RELIABILITY YOU CAN TRUST

Franklin Templeton Investments seeks to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped the firm become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------


                                 [PHOTO OMITTED]


Not part of the semiannual report

Contents

SHAREHOLDER LETTER.................  1


SEMIANNUAL REPORT

Mutual Qualified Fund .............  4

Performance Summary ...............  9

Financial Highlights and
Statement of Investments .......... 12

Financial Statements .............. 27

Notes to Financial Statements ..... 31

Proxy Voting Policies and
Procedures ........................ 44


--------------------------------------------------------------------------------

Semiannual Report

Mutual Qualified Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Qualified Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in common and preferred stocks, bonds and convertible securities of companies the Fund's managers believe are at prices below their intrinsic value in the U.S. and other countries.



--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------


This semiannual report for Mutual Qualified Fund covers the period ended June 30, 2004.


PERFORMANCE OVERVIEW

Mutual Qualified Fund - Class Z posted a 3.14% cumulative total return for the six months ended June 30, 2004. The Fund underperformed its benchmark, the Standard & Poor's 500 Composite Index (S&P 500), which returned 3.44% over the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.


ECONOMIC AND MARKET OVERVIEW

During the six months ended June 30, 2004, the U.S. economy remained strong as gross domestic product (GDP) rose at a 4.0% annualized rate over the previous six-month period. Major contributors to growth included consumer spending, inventory investment, equipment and software spending, and federal government spending. Corporate profits for first quarter 2004 were 32% higher than for the same period a year earlier. 2

Labor market conditions improved during the reporting period. More than one-half of the jobs lost during the recession and weak economic expansion have been recovered. The economy created 1.3 million jobs since January 2004. In addition,



1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Source: Bureau of Economic Analysis.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 16.


4 |  Semiannual Report
the unemployment rate fell from 5.7% in December 2003 to 5.6% at period-end.3 Services created the most jobs led by leisure and hospitality, education and health, and business and professional services.

In light of positive economic developments, consumer inflation picked up speed in 2004. Even excluding the volatile food and energy categories, consumer prices increased 1.9% for the 12 months ended June 30, 2004. Consequently, for the first time in four years, the Federal Reserve Board (Fed) raised the federal funds target rate on June 30, 2004, by a quarter-point to 1.25%. With inflation expected to remain relatively low, Fed policymakers believe they can raise interest rates at a measured pace. Nonetheless, the Fed said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.

Elsewhere around the globe, exports, employment and manufacturing data suggested that the global economy expanded in the first half of 2004, albeit possibly at a slower pace than in 2003. Chinese authorities implemented measures to cool their booming economy. Economies in Asia, Europe and Latin America that had benefited from China's dramatic growth felt the expected slowdown's ripple effect. Counteracting China's perceived slowdown, domestic demand increased in countries such as Japan and France, and there was some indication that this could soon be the case in Italy and Germany. Improving Europe's consumer demand was relevant to economic growth because consumer spending accounted for about two-thirds of the euro zone's $8.5 trillion economy.4

In early 2004, investors extended the rally in global equity markets that had begun in March 2003. Adequate liquidity, reasonably solid economic growth and higher corporate earnings remained pillars for the extended rally. However, investor focus shifted to potential problem areas of inflation, terrorism, China's slowing economy and rising global interest rates. These factors hindered global equity market performance, particularly in the second quarter. Most stock market indexes traded nervously in the first half of 2004 but overall did not move significantly in either direction.



GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets as of 6/30/04

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

U.S.                                            62.2%
U.K.                                            10.1%
France                                           6.2%
Canada                                           3.5%
Irish Republic                                   2.7%
Japan                                            2.5%
Spain                                            1.9%
Norway                                           1.4%
Netherlands                                      1.2%
Germany                                          1.1%
Switzerland                                      1.1%
Finland                                          1.1%
Other Countries                                  3.8%
Short-Term Investments and Other Net Assets      1.2%



3. Source: Bureau of Labor Statistics.

4. Source: afxnews.com, "ECB's Issing says euro zone recovery needs rebound in consumer spending," 4/23/04; en.icxo.com, "Sweden Riksbank to Lift Interest Rates," 6/21/04.


                                                           Semiannual Report | 5

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 6/30/04
--------------------------------------
                           % OF TOTAL
                           NET ASSETS
--------------------------------------
  Insurance                      9.8%
--------------------------------------
  Metals & Mining                8.7%
--------------------------------------
  Media                          8.2%
--------------------------------------
  Tobacco                        6.0%
--------------------------------------
  Thrifts & Mortgage Finance     5.3%
--------------------------------------
  Commercial Banks               5.0%
--------------------------------------
  Pharmaceuticals                3.2%
--------------------------------------
  Real Estate                    3.1%
--------------------------------------
  Beverages                      3.0%
--------------------------------------
  Food Products                  2.7%
--------------------------------------



INVESTMENT STRATEGY

At Mutual Series, we remained committed to our three-pronged approach to investing, which utilizes in-depth, fundamental analysis to identify attractive investment opportunities in undervalued equities, distressed securities and arbitrage situations. The first prong of our investment strategy is to purchase equities trading at material discounts to our estimate of their intrinsic values. We purchase stocks after completing a comprehensive, industry-wide analysis of financial statements, management teams and business prospects. The second prong is to purchase distressed company securities. Our analysts focus on what we consider good operations of companies whose overleveraged balance sheets can benefit from financial reorganization and who can emerge as stronger, more viable entities after the restructuring process, in our opinion. The third prong is to participate in the arbitrage arena by positioning the securities of announced merger and acquisition transactions. We pay close attention to detail because we realize that when it comes to investing, surprises are rarely favorable. Through our intense research efforts and conservative investing strategy, we seek to generate above-average risk adjusted returns for our shareholders over time.


MANAGER'S DISCUSSION

The Fund benefited most from its equity holdings during the reporting period. Among the Fund's stocks, our three strongest contributors were White Mountains Insurance Group, a property and casualty insurer; Orkla, a Norwegian conglomerate; and Consol Energy, a coal mining company.

As in past periods, White Mountains was once again a top performer among the Fund's holdings in the first half of 2004, driven by solid results across all of its operations, including primary insurance, reinsurance and investments. The turnaround of OneBeacon, the company's primary insurance operation acquired in 2001, appeared nearly complete. In addition to the elimination of redundant expenses, White Mountains has almost completely re-underwritten OneBeacon's book of insurance policies by shedding less profitable businesses, expanding business with potential for greater returns and increasing pricing across the board. By period-end, OneBeacon was generating sustained operating profits after years of losses under prior management. In addition to the improving OneBeacon story, White Mountains announced and completed a number of important transactions,



6 |  Semiannual Report

TOP 10 HOLDINGS
6/30/04
----------------------------------------------
  COMPANY                          % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY         NET ASSETS
----------------------------------------------
  White Mountains Insurance Group Inc.,
   common & restricted                   4.4%
   INSURANCE, U.S.
----------------------------------------------
  Sovereign Bancorp Inc.                 2.0%
   THRIFTS & MORTGAGE FINANCE, U.S.
----------------------------------------------
  Altadis SA                             1.9%
   TOBACCO, SPAIN
----------------------------------------------
  International Steel Group              1.9%
   METALS & MINING, U.S.
----------------------------------------------
  Newmont Mining Corp.                   1.8%
   METALS & MINING, U.S.
----------------------------------------------
  Washington Post Co., B                 1.5%
   MEDIA, U.S.
----------------------------------------------
  British American Tobacco PLC           1.5%
   TOBACCO, U.K.
----------------------------------------------
  NTL Inc., common & restricted          1.4%
   MEDIA, U.K.
----------------------------------------------
  Groupe Danone                          1.4%
   FOOD PRODUCTS, FRANCE
----------------------------------------------
  Allied Irish Banks PLC                 1.4%
   COMMERCIAL BANKS, IRISH REPUBLIC
----------------------------------------------

including the acquisition of Sirius Insurance Group, Sierra Health and Safeco Life, which to us demonstrated management's disciplined approach to allocating and deploying capital. Investors' recognition of these achievements was reflected in White Mountains' stock price, which rose 11.11% for the six months under review and outperformed the average insurance stock according to the S&P Insurance Index. 5

Oslo-based Orkla began operations 350 years ago as a mining company. Through a series of acquisitions and restructurings, Orkla transformed itself into one of Norway's largest conglomerates with operations in food, media, chemicals and beverages. This conglomerate strategy was not without critics, and the stock often traded at a substantial discount to analysts' estimates of net asset value
(NAV). In early 2004, Orkla executives took steps toward focusing the business when they announced they would divest the company's beverage operations, including a 40% stake in the Danish company Carlsberg Breweries. We believed the negotiated price for Carlsberg was favorable and the market rewarded management's decision to return part of the proceeds to shareholders in the form of a special dividend. Orkla also reported solid first quarter 2004 results, as its restructuring program made more progress than anticipated. The stock's discount to NAV narrowed, and including the special dividend, Orkla shares returned 32.31% during the six months under review.

Consol Energy produces high-BTU bituminous coal and coalbed methane gas, which it markets primarily to the electric power generation industry and secondarily to other U.S. coal consumers. Low coal stockpiles, high natural gas prices, early indications of strong summer demand, and flat eastern U.S. coal production caused Appalachian coal prices to rise more than 38% in 2004's first half and over 75% for the year ended June 30, 2004.6 Analysts have predicted that high prices will persist through 2005 since none of the events that undermined the last coal price rally (recession, cheap natural gas, and strong coal rail shipments) have surfaced to date. During the period, Consol reported first quarter results that were above expectations, and given the pricing landscape, analysts began to increase their earnings estimates for 2005 as well. Consol's stock price responded accordingly, appreciating 40.53% for the six months under review.

Unfortunately, not every security in the Fund's portfolio appreciated during the six months under review. Three notable underperformers included U.S. metals and



5. Source: Standard & Poor's Micropal. The S&P Insurance Index is a capitalization-weighted index of domestic equities traded on the New York Stock Exchange and NASDAQ. The insurance sector stocks in the index are those of large-capitalization insurance companies.


6. Source: U.S. Dept. of Energy, www.eia.doe.gov/fuelcoal.html.


                                                           Semiannual Report | 7
mining concerns International Steel Group (ISG) and Newmont Mining, as well as NTL, a U.K. cable and telecommunications company. Although ISG was one of our strongest performers in 2003, the company's stock price weakened in the first half of 2004 primarily because of fears that large shareholders would sell their stakes. Newmont's share price declined as gold prices fell on investor expectations of a strengthening U.S. dollar and higher U.S. interest rates. Although NTL delivered stronger-than-expected operating performance during the first half of 2004, an industry-wide contraction in cable company stock price multiples caused NTL shares to suffer despite the company's fundamental improvement.

Thank you for your continued participation in Mutual Qualified Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]

/S/Anne E. Gudefin

Anne E. Gudefin, CFA
Portfolio Manager


[PHOTO OMITTED]

/S/Shawn M. Tumulty

Shawn M. Tumulty, CFA
Assistant Portfolio Manager

Mutual Qualified Fund




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



8 |  Semiannual Report

Performance Summary as of 6/30/04

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
---------------------------------------------------------------------------------------------------
  CLASS Z                                               CHANGE           6/30/04         12/31/03
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.52            $18.40           $17.88
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/04-6/30/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0310
---------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           6/30/04         12/31/03
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.50            $18.31           $17.81
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/04-6/30/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0254
---------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE           6/30/04         12/31/03
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.44            $17.98           $17.54
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/04-6/30/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0164
---------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           6/30/04         12/31/03
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.44            $18.16           $17.72
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/04-6/30/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0152
---------------------------------------------------------------------------------------------------


                                                           Semiannual Report | 9

PERFORMANCE 1

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------------------------------
  CLASS Z                               6-MONTH         1-YEAR            5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2               3.14%         20.57%            41.43%          235.17%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3           3.14%         20.57%             7.18%           12.86%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4         $10,314        $12,057           $14,143          $33,517
-----------------------------------------------------------------------------------------------------
  CLASS A                               6-MONTH         1-YEAR            5-YEAR  INCEPTION (11/1/96)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2               3.01%         20.17%            38.96%          114.39%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3          -2.93%         13.26%             5.55%            9.62%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4          $9,707        $11,326           $13,099          $20,204
-----------------------------------------------------------------------------------------------------
  CLASS B                               6-MONTH         1-YEAR            5-YEAR   INCEPTION (1/1/99)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2               2.60%         19.35%            34.58%           56.34%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3          -1.40%         15.35%             5.81%            8.35%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4          $9,860        $11,535           $13,264          $15,534
-----------------------------------------------------------------------------------------------------
  CLASS C                               6-MONTH         1-YEAR            5-YEAR  INCEPTION (11/1/96)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2               2.63%         19.36%            34.56%          104.03%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3           1.63%         18.36%             6.12%            9.76%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4         $10,163        $11,836           $13,456          $20,403
-----------------------------------------------------------------------------------------------------


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



10 |  Semiannual Report

ENDNOTES


THE FUND INVESTS IN SMALLER-COMPANY STOCKS AND FOREIGN SECURITIES. SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, AS WELL AS LOWER-RATED "JUNK BONDS," WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors, as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.


1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.


                                                          Semiannual Report | 11

Mutual Qualified Fund

FINANCIAL HIGHLIGHTS


                                                     --------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                       JUNE 30, 2004                     YEAR ENDED DECEMBER 31,
CLASS Z                                                 (UNAUDITED)       2003        2002        2001        2000        1999
                                                     --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............        $17.88       $13.95      $16.49      $16.61      $16.91      $16.46
                                                     --------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ..........................           .24          .20         .28         .23         .24         .23

 Net realized and unrealized gains (losses) .......           .31         4.04       (2.34)       1.12        1.99        1.99
                                                     --------------------------------------------------------------------------
Total from investment operations ..................           .55         4.24       (2.06)       1.35        2.23        2.22
                                                     --------------------------------------------------------------------------

Less distributions from:

 Net investment income ............................          (.03)        (.31)       (.26)       (.20)       (.55)       (.29)

 Net realized gains ...............................            --           --        (.22)      (1.27)      (1.98)      (1.48)
                                                     --------------------------------------------------------------------------
Total distributions ...............................          (.03)        (.31)       (.48)      (1.47)      (2.53)      (1.77)
                                                     --------------------------------------------------------------------------
Redemption fees ...................................            --d          --          --          --          --          --
                                                     --------------------------------------------------------------------------
Net asset value, end of period ....................        $18.40       $17.88      $13.95      $16.49      $16.61      $16.91
                                                     --------------------------------------------------------------------------

Total return b ....................................         3.14%       30.50%    (12.70)%       8.21%      14.25%      13.64%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................    $3,108,865   $3,102,506  $2,503,544  $3,022,299  $2,921,221  $3,152,050

Ratios to average net assets:*

 Expenses c .......................................          .82%e        .85%        .80%        .80%        .80%        .80%

 Expenses, excluding waiver and payments by
  affiliate c .....................................          .82%e        .85%        .80%        .80%        .83%        .85%

 Net investment income ............................         2.66%e       1.34%       1.81%       1.29%       1.43%       1.31%

Portfolio turnover rate ...........................        19.38%       49.70%      51.24%      52.64%      54.73%      59.84%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses .........................................          .81%e        .82%        .79%        .79%        .78%        .77%
 Expenses, excluding waiver and payments by
  affiliate .......................................          .81%e        .82%        .79%        .79%        .81%         82%




a Based on average daily shares outstanding.

b Total return is not annualized for periods less than one year.

c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

d Amount is less than $0.001 per share.

e Annualized.




12 |  Semiannual Report

Mutual Qualified Fund

                                                     ------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                       JUNE 30, 2004                   YEAR ENDED DECEMBER 31,
CLASS A                                                 (UNAUDITED)     2003         2002       2001        2000        1999
                                                     ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............        $17.81     $13.91       $16.44     $16.56      $16.87      $16.42
                                                     ------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ..........................           .21        .15          .23        .17         .18         .17

 Net realized and unrealized gains (losses) .......           .32       4.01        (2.33)      1.12        1.98        1.99
                                                     ------------------------------------------------------------------------
Total from investment operations ..................           .53       4.16        (2.10)      1.29        2.16        2.16
                                                     ------------------------------------------------------------------------
Less distributions from:

 Net investment income ............................          (.03)      (.26)        (.21)      (.14)       (.49)       (.23)

 Net realized gains ...............................            --         --         (.22)     (1.27)      (1.98)      (1.48)
                                                     ------------------------------------------------------------------------
Total distributions ...............................          (.03)      (.26)        (.43)     (1.41)      (2.47)      (1.71)
                                                     ------------------------------------------------------------------------
Redemption fees ...................................            --d        --           --         --          --          --
                                                     ------------------------------------------------------------------------
Net asset value, end of period ....................        $18.31     $17.81       $13.91     $16.44      $16.56      $16.87
                                                     ------------------------------------------------------------------------

Total return b ....................................         3.01%     29.98%     (13.00)%      7.85%      13.81%      13.27%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................      $611,590   $625,088     $449,507   $482,182    $443,655    $471,313

Ratios to average net assets:*

 Expenses c .......................................         1.17%e     1.20%        1.15%      1.15%       1.15%       1.14%

 Expenses, excluding waiver and payments by
  affiliate c .....................................         1.17%e     1.20%        1.15%      1.15%       1.18%       1.19%

 Net investment income ............................         2.31%e      .99%        1.46%       .94%       1.08%        .97%

Portfolio turnover rate ...........................        19.38%     49.70%       51.24%     52.64%      54.73%      59.84%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses .........................................         1.16%e     1.17%        1.14%      1.14%       1.13%       1.11%
 Expenses, excluding waiver and payments by
  affiliate .......................................         1.16%e     1.17%        1.14%      1.14%       1.16%       1.16%



a Based on average daily shares outstanding.

b Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

d Amount is less than $0.001 per share.

e Annualized.





                                                          Semiannual Report | 13

Mutual Qualified Fund

                                                  ---------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                    JUNE 30, 2004                     YEAR ENDED DECEMBER 31,
CLASS B                                              (UNAUDITED)      2003         2002       2001        2000       1999 E
                                                  ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........         $17.54     $13.72       $16.25     $16.44      $16.78      $16.42
                                                  ---------------------------------------------------------------------------

Income from investment operations:

 Net investment income a .......................            .15        .05          .13        .04         .08         .03

 Net realized and unrealized gains (losses) ....            .31       3.94        (2.30)      1.13        1.96        2.01
                                                  ---------------------------------------------------------------------------
Total from investment operations ...............            .46       3.99        (2.17)      1.17        2.04        2.04
                                                  ---------------------------------------------------------------------------
Less distributions from:

 Net investment income .........................           (.02)      (.17)        (.14)      (.09)       (.40)       (.20)

 Net realized gains ............................             --         --         (.22)     (1.27)      (1.98)      (1.48)
                                                  ---------------------------------------------------------------------------
Total distributions ............................           (.02)      (.17)        (.36)     (1.36)      (2.38)      (1.68)
                                                  ---------------------------------------------------------------------------
Redemption fees ................................             --d        --           --         --          --          --
                                                  ---------------------------------------------------------------------------
Net asset value, end of period .................         $17.98     $17.54       $13.72     $16.25      $16.44      $16.78
                                                  ---------------------------------------------------------------------------

Total return b .................................          2.60%     29.22%     (13.58)%      7.17%      13.12%      12.55%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............        $58,246    $53,760      $36,023    $20,581      $6,278      $4,168

Ratios to average net assets:*

 Expenses c ....................................          1.82%f     1.85%        1.80%      1.80%       1.80%       1.81%

 Expenses, excluding waiver and payments by
  affiliate c ..................................          1.82%f     1.85%        1.80%      1.80%       1.82%       1.86%

 Net investment income .........................          1.71%f      .34%         .81%       .24%        .45%        .20%

Portfolio turnover rate ........................         19.38%     49.70%       51.24%     52.64%      54.73%      59.84%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses ......................................          1.81%f     1.82%        1.79%      1.79%       1.78%       1.78%
 Expenses, excluding waiver and payments by
  affiliate ....................................          1.81%f     1.82%        1.79%      1.79%       1.80%       1.83%



a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

d Amount is less than $0.001 per share.

e Effective date of Class B shares was January 1, 1999.

f Annualized.



14 |  Semiannual Report

Mutual Qualified Fund

                                                  --------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                    JUNE 30, 2004                   YEAR ENDED DECEMBER 31,
CLASS C                                              (UNAUDITED)      2003         2002       2001        2000        1999
                                                  --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........         $17.72     $13.85       $16.36     $16.49      $16.80      $16.35
                                                  --------------------------------------------------------------------------

Income from investment operations:

 Net investment income a .......................            .15        .05          .13        .05         .07         .05

 Net realized and unrealized gains (losses) ....            .31       3.98        (2.31)      1.12        1.97        1.98
                                                  --------------------------------------------------------------------------
Total from investment operations ...............            .46       4.03        (2.18)      1.17        2.04        2.03
                                                  --------------------------------------------------------------------------
Less distributions from:

 Net investment income .........................           (.02)      (.16)        (.11)      (.03)       (.37)       (.10)

 Net realized gains ............................             --         --         (.22)     (1.27)      (1.98)      (1.48)
                                                  --------------------------------------------------------------------------
Total distributions ............................           (.02)      (.16)        (.33)     (1.30)      (2.35)      (1.58)
                                                  --------------------------------------------------------------------------
Redemption fees ................................             --d        --           --         --          --          --
                                                  --------------------------------------------------------------------------
Net asset value, end of period .................         $18.16     $17.72       $13.85     $16.36      $16.49      $16.80
                                                  --------------------------------------------------------------------------

Total return b .................................          2.63%     29.16%      (13.53)%     7.16%      13.11%      12.54%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............       $286,714   $285,668     $225,699   $251,798    $220,838    $264,902

Ratios to average net assets:*

 Expenses c ....................................          1.82%e     1.85%        1.79%      1.79%       1.79%       1.80%

 Expenses, excluding waiver and payments by
  affiliate c ..................................          1.82%e     1.85%        1.79%      1.79%       1.82%       1.84%

 Net investment income .........................          1.66%e      .34%         .82%       .30%        .44%        .32%

Portfolio turnover rate ........................         19.38%     49.70%       51.24%     52.64%      54.73%      59.84%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses ......................................          1.81%e     1.82%        1.78%      1.78%       1.77%       1.77%
 Expenses, excluding waiver and payments by
  affiliate ....................................          1.81%e     1.82%        1.78%      1.78%       1.80%       1.81%



a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

d Amount is less than $0.001 per share.

e Annualized.




                     Semiannual Report | See notes to financial statements. | 15

Mutual Qualified Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2004 (UNAUDITED)



---------------------------------------------------------------------------------------------------------------------------
                                                                                      SHARES/WARRANTS/
                                                                       COUNTRY            CONTRACTS               VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND OTHER EQUITY INTERESTS 76.8%
   AEROSPACE & DEFENSE .7%
   Northrop Grumman Corp. ......................................    United States           568,400         $   30,523,080
                                                                                                            ---------------

   AUTO COMPONENTS .1%
a,b,cLancer Industries Inc., B .................................    United States                 4              2,871,815
                                                                                                            ---------------

   BEVERAGES 3.0%
   Brown-Forman Corp., A .......................................    United States            79,200              3,805,560
   Brown-Forman Corp., B .......................................    United States           273,190             13,186,881
  aC&C Group PLC ...............................................   Irish Republic         7,340,000             23,486,428
   Diageo PLC ..................................................   United Kingdom         2,580,700             34,796,534
   Orkla ASA ...................................................       Norway             1,891,700             47,350,494
                                                                                                            ---------------
                                                                                                               122,625,897
                                                                                                            ---------------

   CAPITAL MARKETS .5%
a,bA.B. Watley Group Inc. ......................................    United States           128,325                 26,948
   MCG Capital Corp. ...........................................    United States         1,244,149             19,135,012
                                                                                                            ---------------
                                                                                                                19,161,960
                                                                                                            ---------------

   CHEMICALS .6%
   Akzo Nobel NV ...............................................     Netherlands            680,747             25,037,390
                                                                                                            ---------------

   COMMERCIAL BANKS 5.0%
   Allied Irish Banks PLC ......................................   Irish Republic         3,693,900             57,165,948
   Bank of Ireland .............................................   Irish Republic         2,248,075             29,976,886
   BNP Paribas SA ..............................................       France               479,009             29,459,814
   Charter One Financial Inc. ..................................    United States            76,600              3,384,954
   Danske Bank .................................................       Denmark            1,249,080             29,595,176
   DNB Holding ASA .............................................       Norway             1,504,785             10,268,532
a,b,cElephant Capital Holdings Ltd. ............................        Japan                10,949             14,561,904
   Kansai Urban Banking Corp. ..................................        Japan             1,071,970              1,896,075
a,b,cNippon Investment LLC .....................................        Japan             9,112,000                     --
a,b,cState National Bancshares Inc. ............................    United States         1,375,000             27,500,000
                                                                                                            ---------------
                                                                                                               203,809,289
                                                                                                            ---------------

   COMMERCIAL SERVICES & SUPPLIES 1.2%
  mComdisco, Contingent Equity Distribution ....................    United States        44,591,246                     --
  aComdisco Holding Co., Inc. ..................................    United States                99                  2,574
  aKroll Inc. ..................................................    United States            28,500              1,051,080
   Republic Services Inc. ......................................    United States         1,589,000             45,985,660
                                                                                                            ---------------
                                                                                                                47,039,314
                                                                                                            ---------------

   COMMUNICATIONS EQUIPMENT
  aAdvanced Fibre Communications Inc. ..........................    United States            74,300              1,500,860
                                                                                                            ---------------

   COMPUTERS & PERIPHERALS
  aDecisionOne Corp. ...........................................    United States           245,461                490,922
                                                                                                            ---------------

   CONSTRUCTION & ENGINEERING .9%
   Vinci SA ....................................................       France               355,134             35,775,668
                                                                                                            ---------------




16 |  Semiannual Report

Mutual Qualified Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                      SHARES/WARRANTS/
                                                                       COUNTRY            CONTRACTS               VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
   CONSTRUCTION MATERIALS 1.1%
   Lafarge North America Inc. ..................................    United States           563,945         $   24,418,818
   RMC Group PLC ...............................................   United Kingdom         1,762,111             19,397,218
                                                                                                            ---------------
                                                                                                                43,816,036
                                                                                                            ---------------

   CONSUMER FINANCE
a,cUnion Acceptance Corp., A ...................................    United States         3,595,994                287,680
                                                                                                            ---------------

   DIVERSIFIED FINANCIAL SERVICES .8%
a,bLeucadia National Corp. .....................................    United States           691,640             32,655,783
  mMarconi Corp., Contingent Distribution ......................   United Kingdom        34,293,500                     --
                                                                                                            ---------------

                                                                                                                32,655,783
   DIVERSIFIED TELECOMMUNICATION SERVICES 1.7%
a,b,dAboveNet Inc. .............................................    United States           365,293              8,753,662
b,d,mAboveNet Inc., Contingent Distribution ....................    United States        50,430,000                     --
a,b,dAboveNet Inc., wts., 9/08/08 ..............................    United States            11,991                 67,150
a,b,dAboveNet Inc., wts., 9/08/10 ..............................    United States            14,107                 33,857
   BCE Inc. ....................................................       Canada             1,062,700             21,162,849
  aBelgacom SA .................................................       Belgium              396,300             12,063,589
   Chunghwa Telecom Co. Ltd., ADR ..............................       Taiwan               974,078             17,182,736
  mGlobal Crossing Holdings Ltd., Contingent Distribution ......    United States        49,411,586                 61,764
  aMCI Inc. ....................................................    United States           749,846             10,820,278
  aPTV Inc. ....................................................       France                     5                  2,291
e,mWorldcom Inc., Contingent Distribution ......................    United States        80,457,000                     --
                                                                                                            ---------------
                                                                                                                70,148,176
                                                                                                            ---------------

   ELECTRIC UTILITIES .6%
   E.ON AG .....................................................       Germany              355,810             25,627,428
   Unisource Energy Corp. ......................................    United States            24,300                603,855
                                                                                                            ---------------
                                                                                                                26,231,283
                                                                                                            ---------------

   FOOD & STAPLES RETAILING .6%
   Groupe Bourbon ..............................................       France                74,550              8,167,634
  aKroger Co. ..................................................    United States           828,700             15,082,340
                                                                                                            ---------------
                                                                                                                23,249,974
                                                                                                            ---------------

   FOOD PRODUCTS 3.1%
   Cadbury Schweppes PLC .......................................   United Kingdom         2,728,621             23,541,791
   Groupe Danone ...............................................       France               660,860             57,649,267
   Nestle SA ...................................................     Switzerland            160,750             42,870,089
                                                                                                            ---------------
                                                                                                               124,061,147
                                                                                                            ---------------

   HEALTH CARE PROVIDERS & SERVICES 2.6%
  aAlderwoods Group Inc. .......................................    United States           489,984              5,977,805
  cGenerale de Sante ...........................................       France             1,953,046             28,015,053
   HCA Inc. ....................................................    United States           137,500              5,718,625
  aHealth Net Inc., A ..........................................    United States            74,925              1,985,512
a,dKindred Healthcare Inc. .....................................    United States         1,208,060             30,240,762
  dKindred Healthcare Inc., Jan. 26.00 Calls, 1/01/12 ..........    United States               588                    206
  dKindred Healthcare Inc., Jan. 9.07 Calls, 1/01/13 ...........    United States               294                  5,079
  dKindred Healthcare Inc., Jul. 23.75 Calls, 7/17/11 ..........    United States             1,956                  5,086


                                                          Semiannual Report | 17

Mutual Qualified Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                      SHARES/WARRANTS/
                                                                       COUNTRY            CONTRACTS               VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
   HEALTH CARE PROVIDERS & SERVICES (CONT.)
a,dKindred Healthcare Inc., wts., Series A, 4/20/06 ............    United States           104,567         $    2,384,128
a,dKindred Healthcare Inc., wts., Series B, 4/20/06 ............    United States           261,416              5,376,673
  aRotech Healthcare Inc. ......................................    United States           134,485              3,294,882
  aTriad Hospitals Inc. ........................................    United States           570,800             21,250,884
                                                                                                            ---------------
                                                                                                               104,254,695
                                                                                                            ---------------

   HOTELS RESTAURANTS & LEISURE .7%
  aCaesars Entertainment Inc. ..................................    United States           456,900              6,853,500
a,b,cFHC Delaware Inc. .........................................    United States           452,571              3,561,734
  aPrime Hospitality Corp. .....................................    United States         1,883,780             20,005,743
                                                                                                            ---------------
                                                                                                                30,420,977
                                                                                                            ---------------

   INDUSTRIAL CONGLOMERATES 1.0%
  aAlleghany Corp. .............................................    United States           138,214             39,667,418
                                                                                                            ---------------

   INSURANCE 9.8%
  aBerkshire Hathaway Inc., A ..................................    United States               468             41,628,600
  aBerkshire Hathaway Inc., B ..................................    United States             2,750              8,126,250
   Hartford Financial Services Group Inc. ......................    United States           400,300             27,516,622
   Montpelier Re Holdings Ltd. .................................       Bermuda              220,816              7,717,519
   Old Republic International Corp. ............................    United States         1,708,400             40,523,248
a,bOlympus Re Holdings Ltd. ....................................       Bermuda               97,300             17,674,545
   Prudential Financial Inc. ...................................    United States           614,600             28,560,462
   St. Paul Travelers Cos. Inc. ................................    United States           806,119             32,680,064
   White Mountains Insurance Group Inc. ........................    United States           226,990            115,764,900
  bWhite Mountains Insurance Group Inc. ........................    United States           126,940             61,502,430
   Willis Group Holdings Ltd. ..................................    United States           501,400             18,777,430
                                                                                                            ---------------
                                                                                                               400,472,070
                                                                                                            ---------------

   MACHINERY 1.7%
   Kone Corp., B ...............................................       Finland              719,300             43,476,724
   NACCO Industries Inc., A ....................................    United States           271,200             25,764,000
                                                                                                            ---------------
                                                                                                                69,240,724
                                                                                                            ---------------

   MEDIA 7.9%
   Clear Channel Communications Inc. ...........................    United States           335,500             12,396,725
   E.W. Scripps Co., A .........................................    United States           500,900             52,594,500
  aEchoStar Communications Corp., A ............................    United States           529,300             16,275,975
  aFox Entertainment Group Inc., A .............................    United States           181,400              4,843,380
  aLiberty Media Corp., A ......................................    United States         6,148,259             55,272,848
   Meredith Corp. ..............................................    United States           505,715             27,794,096
  aNTL Inc. ....................................................   United Kingdom           585,096             33,713,232
a,bNTL Inc. ....................................................   United Kingdom           443,332             24,267,550
   NV Holdingsmig de Telegraaf .................................     Netherlands            705,351             15,747,315
   Omnicom Group Inc. ..........................................    United States           177,700             13,485,653
  aTVMAX Holdings Inc. .........................................    United States            64,341                247,713
   Viacom Inc., B ..............................................    United States            49,600              1,771,712
   Washington Post Co., B ......................................    United States            66,050             61,427,161
                                                                                                            ---------------
                                                                                                               319,837,860
                                                                                                            ---------------



18 |  Semiannual Report

Mutual Qualified Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                      SHARES/WARRANTS/
                                                                       COUNTRY            CONTRACTS               VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
   METALS & MINING 8.7%
   Anglo American PLC ..........................................   United Kingdom         1,073,624         $   21,962,349
  aApex Silver Mines Ltd. ......................................    United States           776,300             13,235,915
   Barrick Gold Corp. ..........................................       Canada             1,246,000             24,608,500
   Consol Energy Inc. ..........................................    United States            26,800                964,800
  bConsol Energy Inc. ..........................................    United States           938,100             33,771,600
  aEldorado Gold Corp. .........................................       Canada             3,158,200              8,173,749
  aEldorado Gold Corp.,wts., 8/25/04 ...........................       Canada               800,000                     --
   Freeport McMoran Copper & Gold Inc., B ......................    United States         1,695,600             56,209,140
  aGlamis Gold Ltd. ............................................       Canada               901,200             15,762,178
   Gold Fields Ltd. ............................................    South Africa            409,400              4,354,709
   Gold Fields Ltd., ADR .......................................    South Africa              1,100                 11,561
a,bInternational Steel Group ...................................    United States         2,855,428             76,454,085
   Newmont Mining Corp. ........................................    United States         1,845,100             71,516,076
   Noranda Inc. ................................................       Canada               947,100             16,204,717
   Placer Dome Inc. ............................................       Canada               244,800              4,089,890
  aRandgold & Exploration Co. Ltd., ADR ........................    South Africa            133,800                334,500
  aWheaton River Minerals Ltd. .................................       Canada             2,219,925              6,192,444
  aWheaton River Minerals Ltd., wts., 5/30/07 ..................       Canada               777,331              1,211,727
                                                                                                            ---------------
                                                                                                               355,057,940
                                                                                                            ---------------

   MULTI-UTILITIES & UNREGULATED POWER .9%
  aCalpine Corp. ...............................................    United States           665,500              2,874,960
a,eNRG Energy Inc. .............................................    United States         1,280,413             31,754,242
  mNRG Energy Inc., Contingent Distribution ....................    United States        56,960,948                     --
                                                                                                            ---------------
                                                                                                                34,629,202
                                                                                                            ---------------

   MULTILINE RETAIL .6%
   Marks & Spencer Group PLC ...................................   United Kingdom         3,718,900             24,464,673
                                                                                                            ---------------

   OIL & GAS 2.1%
  aAnchor Resources LLC ........................................    United States            58,923                     --
   BP PLC ......................................................   United Kingdom         1,221,600             10,788,858
   BP PLC, ADR .................................................   United Kingdom           193,700             10,376,509
   Eni SpA .....................................................        Italy             1,452,100             28,832,470
   Occidental Petroleum Corp. ..................................    United States            83,800              4,056,758
   Suncor Energy Inc. ..........................................       Canada                30,900                783,821
   Total SA, B .................................................       France               166,368             31,717,866
                                                                                                            ---------------
                                                                                                                86,556,282
                                                                                                            ---------------

   PAPER & FOREST PRODUCTS .2%
   Abitibi-Consolidated Inc. ...................................       Canada             1,139,500              7,776,562
                                                                                                            ---------------

   PERSONAL PRODUCTS .5%
   Beiersdorf AG ...............................................       Germany              161,824             18,959,828
                                                                                                            ---------------

   PHARMACEUTICALS 3.2%
   Aventis SA ..................................................       France               260,600             19,673,488
   Fujisawa Pharmaceutical Co. Ltd. ............................        Japan               878,600             20,814,563
   Merck & Co. Inc. ............................................    United States           248,600             11,808,500
   Sanofi Synthelabo SA ........................................       France               116,600              7,390,970


                                                          Semiannual Report | 19

Mutual Qualified Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                      SHARES/WARRANTS/
                                                                       COUNTRY            CONTRACTS               VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
   PHARMACEUTICALS (CONT.)
   Takeda Pharmaceutical Co. Ltd. ..............................        Japan               634,000         $   27,831,737
   Valeant Pharmaceuticals International .......................    United States         1,025,100             20,502,000
   Wyeth .......................................................    United States           566,200             20,473,792
   Yamanouchi Pharmaceutical Co. Ltd. ..........................        Japan                37,000              1,244,467
                                                                                                            ---------------
                                                                                                               129,739,517
                                                                                                            ---------------

   REAL ESTATE 3.1%
  aAlexander's Inc. ............................................    United States           108,590             18,214,887
   American Financial Realty Trust .............................    United States           137,900              1,970,591
a,bCanary Wharf Group PLC ......................................   United Kingdom         8,298,072             42,737,885
   Chelsea Property Group Inc. .................................    United States            32,800              2,139,216
   Friedman Billings Ramsey Group Inc., A ......................    United States         1,401,500             27,735,685
  aMedical Properties Trust ....................................    United States           823,500              8,235,000
a,bSecurity Capital European Realty ............................     Luxembourg              91,684                672,960
   Ventas Inc. .................................................    United States         1,110,125             25,921,419
                                                                                                            ---------------
                                                                                                               127,627,643
                                                                                                            ---------------

   ROAD & RAIL 1.6%
   Canadian National Railway Co. ...............................       Canada               286,200             12,329,601
   Florida East Coast Industries Inc. ..........................    United States         1,278,500             49,414,025
   Norfolk Southern Corp. ......................................    United States            74,300              1,970,436
                                                                                                            ---------------
                                                                                                                63,714,062
                                                                                                            ---------------

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT .4%
  aLattice Semiconductor Corp. .................................    United States           457,958              3,210,286
   Samsung Electronics Co. Ltd. ................................     South Korea             29,500             12,177,845
                                                                                                            ---------------
                                                                                                                15,388,131
                                                                                                            ---------------

   SPECIALTY RETAIL .3%
  aHollywood Entertainment Corp. ...............................    United States           243,000              3,246,480
  aKoninklijke Vendex ..........................................     Netherlands            172,200              3,213,836
   W.H. Smith PLC ..............................................   United Kingdom           898,400              5,148,424
                                                                                                            ---------------
                                                                                                                11,608,740
                                                                                                            ---------------

   THRIFTS & MORTGAGE FINANCE 5.3%
   Astoria Financial Corp. .....................................    United States           358,700             13,121,246
   Brookline Bancorp Inc. ......................................    United States           991,000             14,537,970
   Commercial Federal Corp. ....................................    United States           422,410             11,447,311
  aFranklin Bank Corp., A, 144A ................................    United States           724,979             11,469,168
  aFranklin Bank Corp., Houston ................................    United States           164,900              2,608,718
   Hudson City Bancorp Inc. ....................................    United States           382,500             12,790,800
a,cITLA Capital Corp. ..........................................    United States           446,796             18,126,514
a,cSaxon Capital Inc. ..........................................    United States         2,226,985             50,842,067
   Sovereign Bancorp Inc. ......................................    United States         3,735,520             82,554,992
                                                                                                            ---------------
                                                                                                               217,498,786
                                                                                                            ---------------




20 |  Semiannual Report

Mutual Qualified Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                      SHARES/WARRANTS/
                                                                       COUNTRY            CONTRACTS               VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
   TOBACCO 6.0%
   Altadis SA ..................................................        Spain             2,499,700         $   77,247,917
   Altria Group Inc. ...........................................    United States           825,107             41,296,605
   British American Tobacco PLC ................................   United Kingdom         3,939,454             61,047,177
   KT & G Corp., GDR, 144A .....................................     South Korea          1,433,500             16,270,225
   R.J. Reynolds Tobacco Holdings Inc. .........................    United States           686,300             46,387,017
   R.J. Reynolds Tobacco Holdings Inc., Aug. 60.00 Puts, 8/21/04    United States               251                 16,315
   R.J. Reynolds Tobacco Holdings Inc., Jul. 55.00 Puts, 7/17/04    United States               120                    600
                                                                                                            ---------------
                                                                                                               242,265,856
                                                                                                            ---------------

   WIRELESS TELECOMMUNICATION SERVICES .3%
  aAT&T Wireless Services Inc. .................................    United States           943,100             13,505,192
  aVast Solutions Inc., B1 .....................................    United States            37,029                     --
  aVast Solutions Inc., B2 .....................................    United States            37,029                     --
  aVast Solutions Inc., B3 .....................................    United States            37,029                     --
                                                                                                            ---------------
                                                                                                                13,505,192
                                                                                                            ---------------

   TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
     (COST $2,183,643,269) .....................................                                             3,121,972,432
                                                                                                            ---------------

   PREFERRED STOCKS .4%
   DIVERSIFIED TELECOMMUNICATION SERVICES
   PTV Inc., 10.00%, A, pfd. ...................................     Switzerland             95,293                728,991
                                                                                                            ---------------

   ELECTRIC UTILITIES
  aMontana Power Co., 8.45%, pfd. ..............................    United States            46,450                645,655
                                                                                                            ---------------

   FOOD PRODUCTS .1%
   Unilever NV, pfd. ...........................................     Netherlands            484,300              2,987,360
                                                                                                            ---------------

   MEDIA .3%
a,bHollinger Inc., cvt., pfd. ..................................       Canada             1,626,000             11,205,848
   Hollinger Inc., cvt., pfd. ..................................       Canada                41,900                302,355
   News Corp. Ltd., ADR, pfd. ..................................      Australia              53,000              1,742,640
                                                                                                            ---------------
                                                                                                                13,250,843
                                                                                                            ---------------

   TOTAL PREFERRED STOCKS (COST $18,602,467) ...................                                                17,612,849
                                                                                                            ---------------


                                                                                    --------------------
                                                                                     PRINCIPAL AMOUNT F
                                                                                    --------------------
   CORPORATE BONDS & NOTES 6.2%
   Calpine Corp. senior note,
     7.625%, 4/15/06 ...........................................    United States   $     2,159,000              1,910,715
     10.50%, 5/15/06 ...........................................    United States           765,000                692,325
   Calpine Generating Co., 144A, 10.25%, 4/01/11 ...............    United States        22,076,000             20,089,160
   DecisionOne Corp., Term Loan ................................    United States         7,391,211              3,880,386
   Eurotunnel PLC,
     FRN, 5.506%, 12/31/18, Tier 2 .............................   United Kingdom        10,005,715 GBP         13,971,929
     FRN, 5.506%, 12/31/25, Tier 3 .............................   United Kingdom        23,862,608 GBP         23,368,410
     Participating Loan Note, 4/30/40 ..........................   United Kingdom         1,020,000 GBP            332,958



                                                          Semiannual Report | 21

Mutual Qualified Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                       COUNTRY        PRINCIPAL AMOUNT F           VALUE
---------------------------------------------------------------------------------------------------------------------------
   CORPORATE BONDS & NOTES (CONT.)
   Eurotunnel SA,
     12/31/18, Tier 2 (Pibor) ..................................       France             1,096,535 EUR     $    1,027,255
     12/31/25, Tier 3 (Pibor) ..................................       France             6,693,302 EUR          4,397,434
     FRN, 3.338%, 12/31/18, Tier 2 (Libor) .....................       France             2,479,106 EUR          2,322,475
     FRN, 3.338%, 12/31/25, Tier 3 (Libor) .....................       France            36,920,627 EUR         24,256,492
  bFE Capital LLC, 5.00%, 8/28/07 ..............................        Japan            31,114,000             35,781,100
   Guadalupe Power Partners LP,
     Debt Service Reserve ......................................    United States            96,800                 86,152
     Power Sale Agreement ......................................    United States           159,400                141,866
     Term Loan .................................................    United States         1,192,268              1,061,118
   HealthSouth Corp.,
     7.00%, 6/15/08 ............................................    United States         2,775,000              2,712,562
     7.625%, 6/01/12 ...........................................    United States        49,012,000             46,438,870
   Marconi Corp., PLC, 8.00%, 4/30/08 ..........................   United Kingdom           154,425                167,223
   MCI Inc.,
     5.908%, 5/01/07 ...........................................    United States         4,812,000              4,679,670
     6.688%, 5/01/09 ...........................................    United States         7,572,000              7,023,030
     7.735%, 5/01/14 ...........................................    United States         4,125,000              3,702,187
  bMotor Coach Industries International Inc., Bank Claim .......    United States        20,960,265             20,960,265
   Odessa-Ector Power Partners LP,
     Debt Service Reserve ......................................    United States            63,400                 57,060
     Power Sale Agreement ......................................    United States           136,600                122,940
     Term Loan .................................................    United States         1,139,938              1,025,944
   Reliant Energy Channelview LP Inc.,
     Revolver ..................................................    United States           265,300                236,117
     Term Loan A ...............................................    United States         2,856,700              2,542,463
  bSeton House Finance Ltd., zero cpn., 2/07/12 ................   United Kingdom        37,921,000 EUR         10,795,949
   Trump Atlantic,
     11.25%, 5/01/06 ...........................................    United States        13,879,000             12,144,125
     Series B, 11.25%, 5/01/06 .................................    United States         4,120,000              3,605,000
     Series B, 144A, 11.25%, 5/01/06 ...........................    United States           285,000                249,375
  bTVMAX Holdings Inc., PIK,
     11.50%, 2/01/05 ...........................................    United States            37,697                 37,697
     14.00%, 2/01/05 ...........................................    United States           323,148                323,148
                                                                                                            ---------------
   TOTAL CORPORATE BONDS & NOTES (COST $246,870,585) ...........                                               250,143,400
                                                                                                            ---------------

   BONDS & NOTES IN REORGANIZATION 3.8%
  aAdelphia Communications Corp.,
     9.25%, 10/01/02 ...........................................    United States         2,551,000              2,506,357
     8.125%, 7/15/03 ...........................................    United States           660,000                643,500
     7.50%, 1/15/04 ............................................    United States         1,740,000              1,681,275
     10.50%, 7/15/04 ...........................................    United States         2,715,000              2,793,056
     9.875%, 3/01/05 ...........................................    United States         1,013,000              1,007,935
     10.25%, 11/01/06 ..........................................    United States         3,723,000              3,704,385
     9.875%, 3/01/07 ...........................................    United States           145,000                144,275
     8.375%, 2/01/08 ...........................................    United States         3,934,000              3,865,155
     7.75%, 1/15/09 ............................................    United States         4,637,000              4,486,297
     7.875%, 5/01/09 ...........................................    United States         3,491,000              3,342,632
     9.375%, 11/15/09 ..........................................    United States         4,245,000              4,319,288


22 |  Semiannual Report

Mutual Qualified Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                       COUNTRY         PRINCIPAL AMOUNT F         VALUE
---------------------------------------------------------------------------------------------------------------------------
   BONDS & NOTES IN REORGANIZATION (CONT.)
  aAdelphia Communications Corp. (cont.)
     10.875%, 10/01/10 .........................................    United States     $   3,696,000         $    3,751,440
     10.25%, 6/15/11 ...........................................    United States         3,212,000              3,308,360
  aAiken Cnty S C Indl Rev Beloit, 6.00%, 12/01/11 .............    United States           375,000                  1,875
  aAir Canada Inc.,
     6.75%, 2/02/04 ............................................       Canada               980,000 CAD            197,352
     9.00%, 6/01/06 ............................................       Canada             1,715,000 CAD            351,762
     10.00%, 6/01/06 ...........................................       Canada             3,960,000 EUR          1,349,020
     7.25%, 10/01/07 ...........................................       Canada             3,010,000 CAD            617,378
    e10.25%, 3/15/11 ...........................................       Canada             8,570,000              2,613,850
     Bank Claim ................................................       Canada            10,137,100 CAD          1,965,800
     Bank Claim ................................................       Canada           195,739,000 JPY            520,225
     Term Loan .................................................       Canada             7,048,600              2,044,094
     zero cpn., 7/31/05 ........................................       Canada             7,727,292              2,356,824
  aCentury Communications Corp.,
     9.50%, 3/01/05 ............................................    United States           810,000                895,050
     8.875%, 1/15/07 ...........................................    United States           995,000              1,094,500
     8.75%, 10/01/07 ...........................................    United States         1,472,000              1,589,760
     8.375%, 12/15/07 ..........................................    United States           400,000                436,500
     Series B, zero cpn., 1/15/08 ..............................    United States         2,672,000              1,696,720
     zero cpn., 3/15/03 ........................................    United States         4,990,000              4,752,975
  aHarnischfeger Industries Inc.,
     8.90%, 3/01/22 ............................................    United States         3,155,000                 20,192
     8.70%, 6/15/22 ............................................    United States         2,970,000                 19,305
     7.25%, 12/15/25 ...........................................    United States         4,414,000                 28,691
     6.875%, 2/15/27 ...........................................    United States         3,705,000                 23,712
     Stipulated Bank Claim .....................................    United States         4,766,550                 30,029
  aMirant Americas Generation Inc.,
     8.30%, 5/01/11 ............................................    United States         3,055,000              2,306,525
     8.50%, 10/01/21 ...........................................    United States           141,000                106,455
     9.125%, 5/01/31 ...........................................    United States         3,130,000              2,363,150
  aMirant Corp.,
     Tranche C Revolver ........................................    United States         5,589,776              2,976,556
     4 Year Revolver, 7/17/05 ..................................    United States         3,577,415              2,575,739
     364 Day Revolver ..........................................    United States         9,407,300              5,009,387
  aNorthwestern Corp.,
    e8.75%, 3/15/12 ............................................    United States         6,125,000              5,129,688
     6.95%, 11/15/28 ...........................................    United States         3,175,000              2,627,313
  aOwens Corning, Revolver .....................................    United States        22,605,139             17,405,957
  aPort Seattle Wash Rev Ref-Beloit Proj., 6.00%, 12/01/17 .....    United States           200,000                  1,000
  aSafety Kleen Corp., 9.25%, 5/15/09 ..........................    United States           535,000                 28,088
  aSafety Kleen Services, 9.25%, 6/01/08 .......................    United States            40,000                    200
  aTeco Panda,
     Bank Claim ................................................    United States         1,403,840                772,112
     Bank Claim #2 .............................................    United States         7,780,700              4,824,034
     Debt Service Reserve L/C Loan .............................    United States           386,000                239,320
     Project L/C Loan Facility .................................    United States         1,115,400                691,548



                                                          Semiannual Report | 23

Mutual Qualified Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                       COUNTRY         PRINCIPAL AMOUNT F         VALUE
---------------------------------------------------------------------------------------------------------------------------
   BONDS & NOTES IN REORGANIZATION (CONT.)
  aTelewest Communications PLC,
     11.00%, 10/01/07 ..........................................   United Kingdom   $     6,636,000         $    3,931,830
     11.25%, 11/01/08 ..........................................   United Kingdom         1,020,000                601,800
     9.875%, 4/15/09 ...........................................   United Kingdom         7,960,000 GBP          6,315,513
     9.875%, 2/01/10 ...........................................   United Kingdom         2,075,000 GBP          1,937,951
     Bank Claim ................................................   United Kingdom        24,998,146 GBP         22,385,994
     cvt., 5.25%, 2/19/07                                          United Kingdom         6,230,000 GBP          5,423,089
     senior disc. note, 9.25%, 4/15/09 .........................   United Kingdom         2,630,000              1,275,550
     senior disc. note, zero cpn., 2/01/10 .....................   United Kingdom         2,010,000                894,450
  aTelewest Finance Ltd., cvt., 6.00%, 7/07/05 .................   United Kingdom         5,795,000              5,744,295
                                                                                                            ---------------
   TOTAL BONDS & NOTES IN REORGANIZATION (COST $117,728,052) ...                                               153,727,113
                                                                                                            ---------------

                                                                                    ---------------------
                                                                                           SHARES/
                                                                                      PRINCIPAL AMOUNT F
                                                                                    ---------------------
   COMPANIES IN LIQUIDATION .1%
a,bBrunos Inc., Liquidating Unit ...............................    United States            55,433                121,953
a,bCity Investing Co. Liquidating Trust ........................    United States         1,607,485              3,070,296
  aGuangdong International Trust & Investment Corp.,
     144A, 8.75%, 10/24/16 .....................................        China             2,600,000                175,500
     Revolver - Admitted Claim .................................      Hong Kong             536,784                 36,233
     Structured Note - Admitted Claim ..........................      Hong Kong             849,105                 57,315
     Syndicated Loan - Admitted Claim ..........................      Hong Kong           1,468,105                 99,097
a,b,cMBOP Liquidating Trust ....................................    United States           412,418                  1,031
  aUnited Cos. Financial Corp.,
     Bank Claim ................................................    United States            98,521                     --
     Revolver ..................................................    United States        24,993,011                     --
                                                                                                            ---------------
   TOTAL COMPANIES IN LIQUIDATION (COST $473,453) ..............                                                 3,561,425
                                                                                                            ---------------

                                                                                    --------------------
                                                                                     PRINCIPAL AMOUNT F
                                                                                    --------------------
   GOVERNMENT AGENCIES 11.7%
  gFederal Home Loan Bank, 0.97% to 2.51%, with
     maturities to 7/02/07 .....................................    United States   $   398,359,000            395,746,047
   Federal Home Loan Mortgage Corp., 1.118% to 2.500%, with
     maturities to 5/19/06 .....................................    United States        30,000,000             29,818,580
   Federal National Mortgage Association, 1.184% to 2.200%, with
     maturities to 12/29/06 ....................................    United States        40,350,000             39,649,682
   U.S. Treasury Bills, 0.975% to 0.995%, with
     maturities to 9/09/04 .....................................    United States        12,000,000             11,981,139
                                                                                                            ---------------
   TOTAL GOVERNMENT AGENCIES (COST $479,346,293) ...............                                               477,195,448
                                                                                                            ---------------




24 |  Semiannual Report

Mutual Qualified Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                       COUNTRY              UNITS                 VALUE
---------------------------------------------------------------------------------------------------------------------------
   OTHER INVESTMENTS (COST $13,943,003) .3%
  hInpower 2 Limited, Jersey ...................................   Jersey Islands         5,770,400         $   13,447,055
                                                                                                            ---------------

   TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
     (COST $3,060,607,122) .....................................                                             4,037,659,722
                                                                                                            ---------------


                                                                                    --------------------
                                                                                     PRINCIPAL AMOUNT F
                                                                                    --------------------
   REPURCHASE AGREEMENTS .1%
i,jBarclays Capital Inc., 1.50%, 7/01/04, (Maturity Value
     $634,052), Collateralized by U.S. Treasury Bills,
     Notes and Bonds ...........................................    United States      $    634,026                634,026
i,jGoldman Sachs & Co., 1.59%, 7/01/04, (Maturity Value
     $1,000,088), Collateralized by U.S. Treasury Bills,
     Notes and Bonds ...........................................    United States         1,000,044              1,000,044
i,jJP Morgan Securities, 1.47%, 7/01/04, (Maturity Value
     $1,000,081), Collateralized by U.S. Treasury Bills,
     Notes and Bonds ...........................................    United States         1,000,041              1,000,041
i,jJP Morgan Securities, 1.60%, 7/01/04, (Maturity Value
     $1,000,088), Collateralized by U.S. Treasury Bills,
     Notes and Bonds ...........................................    United States         1,000,044              1,000,044
i,jMorgan Stanley & Co. Inc., 1.60%, 7/01/04, (Maturity Value
     $1,000,088), Collateralized by U.S. Treasury Bills,
     Notes and Bonds ...........................................    United States         1,000,044              1,000,044
                                                                                                            ---------------
   TOTAL REPURCHASE AGREEMENTS (COST $4,634,199) ...............                                                 4,634,199
                                                                                                            ---------------
   TOTAL INVESTMENTS (COST $3,065,241,321) 99.4% ...............                                             4,042,293,921
   OPTIONS WRITTEN .............................................                                                    (7,120)
   SECURITIES SOLD SHORT (.5)% .................................                                               (19,446,042)
   NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS ...........                                                (1,343,104)
   OTHER ASSETS, LESS LIABILITIES 1.1% .........................                                                43,916,942
                                                                                                            ---------------
   NET ASSETS 100.0% ...........................................                                            $4,065,414,597
                                                                                                            ---------------






                                                          Semiannual Report | 25

Mutual Qualified Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                       COUNTRY             CONTRACTS             VALUE
---------------------------------------------------------------------------------------------------------------------------
   OPTIONS WRITTEN (PREMIUMS RECEIVED $42,759)
   ISSUER
   TOBACCO
  kR.J. Reynolds Tobacco Holdings Inc., Aug. 50.00 Puts, 8/21/04    United States               356         $        7,120
                                                                                                            ---------------

                                                                                          -----------
   SECURITIES SOLD SHORT                                                                     SHARES
                                                                                          -----------
   ISSUER
   COMMUNICATIONS EQUIPMENT .1%
  lTellabs Inc. ................................................    United States           115,200              1,006,848
                                                                                                            ---------------

   FOOD PRODUCTS .4%
  lKraft Foods Inc., A .........................................    United States           534,689             16,938,947
                                                                                                            ---------------

   REAL ESTATE
  lSimon Property Group Inc. ...................................    United States            13,200                678,744
                                                                                                            ---------------

   WIRELESS TELECOMMUNICATION SERVICES
  lMicrocell Telecommunications Inc., B ........................       Canada                34,100                821,503
                                                                                                            ---------------

   TOTAL SECURITIES SOLD SHORT (PROCEEDS $20,878,695) ..........                                            $   19,446,042
                                                                                                            ---------------

CURRENCY ABBREVIATIONS: | CAD - Canadian Dollar | EUR - Euro | GBP - British Pound | JPY - Japanese Yen


a Non-income producing.

b See Note 9 regarding restricted securities.

c See Note 10 regarding Holdings of 5% Voting Securities.

d A member of the Fund's Portfolio Management team serves as a member on the board of directors. As a result of this involvement, the Portfolio Manager could receive material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

e Security on loan. See Note 1(i).

f The principal amount is stated in U.S. dollars unless otherwise indicated.

g See Note 1(h) regarding securities segregated with broker for securities sold short.

h Units consist of Noteco Ltd., Floating Rate Note (FRN), 6.213% 6/30/15, Series A2 (Principal Amount 5,770,400 GBP), Noteco Ltd. FRN, 6.213%, 6/30/20, Series A3 (Principal Amount 1,087,800 GBP), and 1,087,800 shares of Drax Group Ltd., common.

i Investments from cash collateral received for loaned securities. See Note
1(i).

j See Note 1(c) regarding repurchase agreements.

k See Note 1(g) regarding written options.

l See Note 1(h) regarding securities sold short.

m Contingent Distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.





26 |  See notes to financial statements.  |  Semiannual Report

Mutual Qualified Fund

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
June 30, 2004 (unaudited)



Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ..........................................................................    $2,954,949,197
  Cost - Non-controlled affiliated issuers (Note 10) ...................................................       110,292,124
                                                                                                            ---------------
  Value - Unaffiliated issuers (includes securities segregated with broker for securities sold short
   in the amount of $12,923,566)a ......................................................................     3,896,526,123
  Value - Non-controlled affiliated issuers (Note 10) ..................................................       145,767,798
 Cash  .................................................................................................         3,556,201
 Foreign currency, at value (cost $17,630,111) .........................................................        17,857,817
 Receivables:
  Investment securities sold ...........................................................................        24,661,909
  Capital shares sold ..................................................................................         3,867,402
  Dividends and interest  ..............................................................................         9,959,191
 Unrealized gain on forward exchange contracts (Note 8) ................................................         5,271,525
 Cash on deposit with broker for securities sold short .................................................        24,038,070
 Due from brokers - synthetic equity swaps .............................................................         1,335,164
                                                                                                            ---------------
      Total assets .....................................................................................     4,132,841,200
                                                                                                            ---------------
Liabilities:
 Payables:
  Investment securities purchased ......................................................................        26,942,294
  Capital shares redeemed ..............................................................................         5,836,077
  Affiliates ...........................................................................................         3,573,780
 Options written, at value (premiums received $42,759) .................................................             7,120
 Securities sold short, at value (proceeds $ 20,878,695) ...............................................        19,446,042
 Payable upon return of securities loaned (Note 1i) ....................................................         4,634,199
 Unrealized loss on forward exchange contracts (Note 8) ................................................         6,614,629
 Other liabilities .....................................................................................           372,462
                                                                                                            ---------------
      Total liabilities ................................................................................        67,426,603
                                                                                                            ---------------
        Net assets, at value ...........................................................................    $4,065,414,597
                                                                                                            ---------------
Net assets consist of:
 Undistributed net investment income (loss)  ...........................................................        36,152,976
 Net unrealized appreciation (depreciation) ............................................................       977,768,641
 Accumulated net realized gain (loss) ..................................................................       168,640,641
 Capital shares ........................................................................................     2,882,852,339
                                                                                                            ---------------
        Net assets, at value ...........................................................................    $4,065,414,597
                                                                                                            ---------------



                                                          Semiannual Report | 27

Mutual Qualified Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2004 (unaudited)



CLASS Z:
 Net assets, at value ..............................................................    $3,108,865,102
                                                                                        ---------------
 Shares outstanding ................................................................       168,963,866
                                                                                        ---------------
 Net asset value and maximum offering price per share b ............................            $18.40
                                                                                        ---------------
CLASS A:
 Net assets, at value ..............................................................    $  611,589,593
                                                                                        ---------------
 Shares outstanding.................................................................        33,408,942
                                                                                        ---------------
 Net asset value per share c........................................................            $18.31
                                                                                        ---------------
 Maximum offering price per share (net asset value per share / 94.25%)..............            $19.43
                                                                                        ---------------
CLASS B:
 Net assets, at value ..............................................................    $   58,246,143
                                                                                        ---------------
 Shares outstanding ................................................................         3,239,144
                                                                                        ---------------
 Net asset value and maximum offering price per share c ............................            $17.98
                                                                                        ---------------
CLASS C:
 Net assets, at value ..............................................................    $  286,713,759
                                                                                        ---------------
 Shares outstanding ................................................................        15,787,523
                                                                                        ---------------
 Net asset value and maximum offering price per share c ............................            $18.16
                                                                                        ---------------




a Including securities loaned. See Note 1(i).

b Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

c Redemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Fund.


28 |  See notes to financial statements.  |  Semiannual Report

Mutual Qualified Fund

STATEMENT OF OPERATIONS
for the six months ended June 30, 2004 (unaudited)



Investment income:
 (net of foreign taxes of $4,261,481)
 Dividends....................................................................................    $ 40,214,510
 Interest.....................................................................................      30,515,126
                                                                                                  -------------
      Total investment income ................................................................      70,729,636
                                                                                                  -------------
Expenses:
 Management fees (Note 3) ....................................................................      12,201,598
 Administrative fees (Note 3) ................................................................       1,570,048
 Distribution fees (Note 3)
  Class A ....................................................................................       1,072,267
  Class B ....................................................................................         279,409
  Class C ....................................................................................       1,434,088
 Transfer agent fees (Note 3) ................................................................       2,157,700
 Custodian fees (Note 4) .....................................................................         186,473
 Reports to shareholders .....................................................................         101,500
 Registration and filing fees ................................................................          99,400
 Professional fees ...........................................................................          36,481
 Directors' fees and expenses ................................................................          62,100
 Dividends on securities sold short  .........................................................         274,350
 Other .......................................................................................          48,500
                                                                                                  -------------
      Total expenses .........................................................................      19,523,914
      Expense reductions (Note 4) ............................................................          (5,906)
                                                                                                  -------------
        Net expenses .........................................................................      19,518,008
                                                                                                  -------------
        Net investment income ................................................................      51,211,628
                                                                                                  -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments:
   Unaffiliated issuers ......................................................................     174,434,503
   Non-controlled affiliated issuers (Note 10) ...............................................       3,899,504
  Written options (Note 1g) ..................................................................         680,883
  Securities sold short (Note 1h) ............................................................      (1,695,607)
  Foreign currency transactions ..............................................................     (35,810,116)
                                                                                                  -------------
      Net realized gain (loss) ...............................................................     141,509,167
 Net unrealized appreciation (depreciation) on:
  Investments  ...............................................................................    (115,539,737)
  Translation of assets and liabilities denominated in foreign currencies ....................      44,174,083
                                                                                                  -------------
      Net unrealized appreciation (depreciation) .............................................     (71,365,654)
                                                                                                  -------------
Net realized and unrealized gain (loss) ......................................................      70,143,513
                                                                                                  -------------
Net increase (decrease) in net assets resulting from operations  .............................    $121,355,141
                                                                                                  -------------




                     Semiannual Report | See notes to financial statements. | 29

Mutual Qualified Fund

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended June 30, 2004 (unaudited) and the year ended December 31, 2003

                                                                                       ------------------------------------
                                                                                       SIX MONTHS ENDED     YEAR ENDED
                                                                                         JUNE 30, 2004   DECEMBER 31, 2003
                                                                                       ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........................................................     $   51,211,628       $   42,074,132
  Net realized gain (loss) from investments, written options, securities sold short,
   and foreign currency transactions .............................................        141,509,167           57,118,819
  Net unrealized appreciation (depreciation) on investments and translation of assets
   and liabilities denominated in foreign currencies .............................        (71,365,654)         856,873,994
                                                                                       ------------------------------------
     Net increase (decrease) in net assets resulting from operations .............        121,355,141          956,066,945
 Distributions to shareholders from:
  Net investment income:
   Class Z .......................................................................         (5,238,476)         (54,241,957)
   Class A .......................................................................           (851,149)          (8,988,249)
   Class B .......................................................................            (53,220)            (500,084)
   Class C .......................................................................           (240,689)          (2,603,368)
                                                                                       ------------------------------------
 Total distributions to shareholders..............................................         (6,383,534)         (66,333,658)
 Capital share transactions (Note 2):
  Class Z ........................................................................        (83,370,979)         (86,032,129)
  Class A ........................................................................        (30,286,674)          43,560,544
  Class B ........................................................................          3,122,995            6,775,812
  Class C ........................................................................         (6,044,689)          (1,788,598)
                                                                                       ------------------------------------
 Total capital share transactions ................................................       (116,579,347)         (37,484,371)
 Redemption fees (Note 1m)........................................................                  4                   --
     Net increase (decrease) in net assets .......................................         (1,607,736)         852,248,916
Net assets:
 Beginning of period .............................................................      4,067,022,333        3,214,773,417
                                                                                       ------------------------------------
 End of period ...................................................................     $4,065,414,597       $4,067,022,333
                                                                                       ------------------------------------
Undistributed net investment (loss) income included in net assets:
 End of period ...................................................................     $   36,152,976       $   (8,675,118)
                                                                                       ------------------------------------



30 |  See notes to financial statements.  |  Semiannual Report

Mutual Qualified Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)




1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Qualified Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation, with income as a secondary objective, by investing primarily in common and preferred stocks, bonds, and convertible securities. The Fund may also invest in foreign securities. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Debt securities, other over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities (including restricted securities) will be valued at fair value. Investments in open-end mutual funds are valued at the closing net asset value. Short-term securities are valued at amortized cost which approximates current value. All security valuation procedures are approved by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.





                                                          Semiannual Report | 31

Mutual Qualified Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At June 30, 2004, all repurchase agreements held by the Fund had been entered into on that date.

D. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

E. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

F. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin" are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.





32 |  Semiannual Report

Mutual Qualified Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. OPTION CONTRACTS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

H. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size and will be recognized upon the termination of a short sale.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

I. SECURITIES LENDING

The Fund loans securities directly to certain brokers through a securities lending agent for which it received cash collateral against the loaned securities in an amount equal to at least 102% of the loaned securities. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund received interest income of $14,423 from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.





                                                          Semiannual Report | 33

Mutual Qualified Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on a tax basis and may differ from net investment income and realized gains for financial reporting purposes.

K. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

L. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

M. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of Fund shares held five trading days or less may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital as noted in the statement of changes.

N. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.





34 |  Semiannual Report

Mutual Qualified Fund

2. CAPITAL STOCK

The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2004, there were 1.00 billion shares authorized ($0.001 par value) of which 500 million, 200 million, 100 million and 200 million were designated as Class Z, Class A, Class B, and Class C shares, respectively. Transactions in the Fund's shares were as follows:

                                       ---------------------------------------------------------------
                                            SIX MONTHS ENDED                      YEAR ENDED
                                              JUNE 30, 2004                    DECEMBER 31, 2003
                                       ---------------------------------------------------------------
                                          SHARES         AMOUNT            SHARES          AMOUNT
                                       ---------------------------------------------------------------
CLASS Z SHARES:
 Shares sold ........................   4,342,756    $  79,168,944         8,509,431    $ 131,224,611
 Shares issued in reinvestment of
 distributions ......................     270,740        4,943,614         3,042,530       51,201,644

 Shares redeemed ....................  (9,202,249)    (167,483,537)      (17,445,911)    (268,458,384)
                                       ---------------------------------------------------------------
 Net increase (decrease) ............  (4,588,753)   $ (83,370,979)       (5,893,950)   $ (86,032,129)
                                       ---------------------------------------------------------------
CLASS A SHARES:
 Shares sold ........................   3,196,194    $  57,894,364         8,305,112    $ 126,902,814
 Shares issued in reinvestment of
 distributions ......................      44,301          804,968           507,445        8,466,348
 Shares redeemed ....................  (4,926,357)     (88,986,006)       (6,033,504)     (91,808,618)
                                       ---------------------------------------------------------------
 Net increase (decrease) ............  (1,685,862)   $ (30,286,674)        2,779,053    $  43,560,544
                                       ---------------------------------------------------------------
CLASS B SHARES:
 Shares sold ........................     337,960    $   6,028,894           785,351    $  11,788,264
 Shares issued in reinvestment of
 distributions ......................       2,777           49,529            28,905          466,222
 Shares redeemed ....................    (165,838)      (2,955,428)         (375,336)      (5,478,674)
                                       ---------------------------------------------------------------
 Net increase (decrease) ............     174,899    $   3,122,995           438,920    $   6,775,812
                                       ---------------------------------------------------------------

CLASS C SHARES:
 Shares sold ........................     979,528    $  17,645,830         2,196,889    $  33,319,144
 Shares issued in reinvestment of
 distributions ......................      12,169          219,414           146,988        2,376,905
 Shares redeemed ....................  (1,327,660)     (23,909,933)       (2,518,701)     (37,484,647)
                                       ---------------------------------------------------------------
 Net increase (decrease) ............    (335,963)   $  (6,044,689)         (174,824)   $  (1,788,598)
                                       ---------------------------------------------------------------




                                                          Semiannual Report | 35

Mutual Qualified Fund

3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Series Fund are also officers and/or directors of the following entities:

---------------------------------------------------------------------------------------
  ENTITY                                                         AFFILIATION
---------------------------------------------------------------------------------------
  Franklin Mutual Advisers, LLC (Franklin Mutual)                Investment manager
  Franklin Templeton Services, LLC (FT Services)                 Administrative manager
  Franklin Templeton Distributors, Inc. (Distributors)           Principal underwriter
  Franklin Templeton Investor Services, LLC (Investor Services)  Transfer agent

The Fund pays an investment management fee to Franklin Mutual of 0.60% per year of the average daily net assets of the Fund. Effective July 1, 2004, the Fund will pay fees based on the average daily net assets of the Fund as follows:

-------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
-------------------------------------------------------------------------
        0.600%          First $5 billion
        0.570%          Over $5 billion, up to and including $7 billion
        0.550%          Over $7 billion, up to and including $10 billion
        0.540%          Over $10 billion

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

----------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
----------------------------------------------------------------------------
        0.150%          First $200 million
        0.135%          Over $200 million, up to and including $700 million
        0.100%          Over $700 million, up to and including $1.2 billion
        0.075%          Over $1.2 billion

The Fund reimburses Distributors up to 0.35%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan. Under the distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Distributors has advised the Fund of the following commission transactions related to the sale of the Fund's shares for the period:

Commissions paid .....................................          $429,979
Sales charges received................................          $104,214
Contingent deferred sales charges received ...........          $ 53,964

The Fund paid transfer agent fees of $2,157,700, of which $1,665,666 was paid to Investor Services.





36 |  Semiannual Report

Mutual Qualified Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2004, the custodian fees were reduced as noted in the Statement of Operations.



5. INCOME TAXES

At June 30, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

Cost of investments ..................................    $3,073,564,244
                                                          ---------------
Unrealized appreciation ..............................    $1,077,217,324
                                                          ---------------
Unrealized depreciation ..............................      (108,487,647)
                                                          ---------------
Net unrealized appreciation (depreciation) ...........    $  968,729,677
                                                          ---------------


Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions, and bond discounts and premiums.

At December 31, 2003, the Fund had deferred capital losses occurring subsequent to October 31, 2003 of $6,507,865. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

At December 31, 2003, the Fund had tax basis capital losses of $3,081,348 which may be carried over to offset future capital gains. Such losses expire in 2010.



6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities and securities sold short) for the period ended June 30, 2004 aggregated $848,916,429 and $692,350,855, respectively.

Transactions in options written during the period ended June 30, 2004 were as follows:

                                          -----------------------------
                                           NUMBER OF         PREMIUMS
                                           CONTRACTS         RECEIVED
                                          -----------------------------
Options outstanding at
 December 31, 2003 ....................    1,082,985        $  287,942
Options written .......................      758,662         1,318,959
Options expired .......................     (381,682)         (546,218)
Options exercised .....................   (1,457,914)         (702,597)
Options closed ........................       (1,695)         (315,327)
                                          -----------------------------
Options outstanding at
 June 30, 2004 ........................          356        $   42,759
                                          -----------------------------




                                                          Semiannual Report | 37

Mutual Qualified Fund

7. SYNTHETIC EQUITY SWAPS

As of June 30, 2004, the Fund had the following synthetic equity swaps outstanding:

--------------------------------------------------------------------------------
                                            NUMBER OF                UNREALIZED
  CONTRACTS TO BUY                          CONTRACTS       VALUE    GAIN (LOSS)
--------------------------------------------------------------------------------
  Aventis SA (60.20 - 62.30 EUR) ..........  26,038     $ 1,965,688   $ (3,802)
  Christian Dior SA (46.76 - 55.43 EUR) ...  65,417       4,230,182     (6,469)
                                                                      ---------
  Total contracts to buy ..........................................   $(10,271)
                                                                      ---------

--------------------------------------------------------------------------------
                                            NUMBER OF                UNREALIZED
  CONTRACTS TO SELL                         CONTRACTS       VALUE    GAIN (LOSS)
--------------------------------------------------------------------------------
  LVMH Moet Hennessy Louis Vuitton
   (56.41 - 61.76 EUR) ....................  65,296     $ 4,722,844   $ (7,807)
                                                                      ---------
  Total contracts to sell .........................................     (7,807)
                                                                      ---------
  Net realized gain (loss) ........................................   $(18,078)
                                                                      ---------


8. FORWARD EXCHANGE CONTRACTS

At June 30, 2004, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

-------------------------------------------------------------------------------------------------------
                                                                IN         SETTLEMENT      UNREALIZED
  CONTRACTS TO BUY                                         EXCHANGE FOR       DATE         GAIN (LOSS)
-------------------------------------------------------------------------------------------------------
    13,704,000   Canadian Dollars .................  U.S.   $10,000,000     7/21/04  U.S.  $   216,771
     7,535,703   South African Rand ...............           1,167,419     7/26/04             53,612
   860,989,598   Japanese Yen .....................           8,000,000     9/21/04             78,784
    18,618,228   Norwegian Krone ..................           2,675,000    10/15/04              9,442
                                                          -------------                    ------------
                                                     U.S.   $21,842,419              U.S.  $   358,609
                                                          -------------                    ------------
-------------------------------------------------------------------------------------------------------
                                                                IN         SETTLEMENT      UNREALIZED
  CONTRACTS TO SELL                                        EXCHANGE FOR       DATE         GAIN (LOSS)
-------------------------------------------------------------------------------------------------------
    47,822,792   British Pounds ...................  U.S.    87,706,932     7/08/04  U.S.  $ 1,043,179
   100,088,583   Canadian Dollars .................          76,915,788     7/21/04          2,296,543
    17,329,982   British Pounds ...................          31,518,819     8/10/04            199,992
     3,406,815   British Pounds ...................           6,185,589     8/20/04             35,536
    13,650,000   Euro .............................          17,164,556     8/23/04            573,612
    39,100,000   Euro .............................          48,053,883     9/13/04            548,152
   162,602,173   Danish Krona .....................          26,625,540     9/17/04             46,960
 1,509,040,000   Korean Won .......................           1,300,000     9/17/04              1,573
     5,350,000   Euro .............................           6,564,111     9/27/04             63,683
 1,455,461,200   Japanese Yen .....................          13,487,616     9/24/04             94,959
     5,834,740   Norwegian Krone ..................             850,000    10/15/04              8,727
                                                          -------------                    ------------
                                                     U.S.  $316,372,834                      4,912,916
                                                          -------------                    ------------
        Unrealized gain on forward exchange contracts .............................  U.S.  $ 5,271,525
                                                                                           ------------




38 |  Semiannual Report

Mutual Qualified Fund

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

------------------------------------------------------------------------------------------------------
                                                                IN         SETTLEMENT      UNREALIZED
  CONTRACTS TO BUY                                         EXCHANGE FOR       DATE         GAIN (LOSS)
------------------------------------------------------------------------------------------------------
         300,000  South African Rand ............   U.S.   $     48,038     7/26/04  U.S. $       (23)
       3,834,065  Norwegian Krone ...............               555,984    10/15/04            (3,175)
                                                           ------------                   -----------
                                                    U.S.   $    604,022              U.S. $    (3,198)
                                                           ------------                   -----------

------------------------------------------------------------------------------------------------------
                                                               IN         SETTLEMENT      UNREALIZED
  CONTRACTS TO SELL                                       EXCHANGE FOR       DATE         GAIN (LOSS)
-----------------------------------------------------------------------------------------------------
       4,202,272  Canadian Dollars ..............   U.S.   $  3,099,577     7/21/04  U.S. $   (34,303)
      32,500,000  South African Rand ............             4,859,825     7/26/04          (406,240)
      24,700,000  British Pounds ................            43,956,000     8/10/04          (672,419)
      48,130,641  British Pounds ................            86,352,071     8/20/04          (534,341)
      34,316,329  Euro ..........................            40,872,244     8/23/04          (837,667)
  19,737,005,000  Korean Won ....................            16,925,000     9/17/04           (64,114)
   2,478,662,207  Japanese Yen ..................            22,780,423     9/24/04           (27,379)
      42,825,000  Euro ..........................            51,567,160     9/27/04          (466,643)
     397,586,894  Norwegian Krone ...............            56,983,727    10/15/04          (341,754)
      84,886,017  Euro ..........................           100,575,800    10/25/04        (2,559,240)
      31,368,409  Euro ..........................            37,443,354    11/24/04          (667,331)
                                                           ------------                   -----------
                                                    U.S.   $465,415,181                    (6,611,431)
                                                           ------------                   -----------

         Unrealized loss on forward exchange contracts ..........................          (6,614,629)
                                                                                          -----------
              Net unrealized loss on forward exchange contracts .................    U.S. $(1,343,104)
                                                                                          -----------








                                                          Semiannual Report | 39

Mutual Qualified Fund

9. RESTRICTED SECURITIES

At June 30, 2004, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At June 30, 2004, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Board of Directors, as follows:

-----------------------------------------------------------------------------------------------------
 SHARES/WARRANTS OR                                       ACQUISITION
 PRINCIPAL AMOUNT                 ISSUER                      DATE            COST          VALUE
-----------------------------------------------------------------------------------------------------
    128,325        A.B. Watley Group Inc...............     4/02/01      $   407,333    $     26,948
    365,293        AboveNet Inc........................    10/02/01       16,953,496       8,753,662
 50,430,000        AboveNet Inc., Contingent Distribution  10/02/01        1,292,063              --
     11,991        AboveNet Inc., wts., 9/08/08........    10/02/01        1,490,986          67,150
     14,107        AboveNet Inc., wts., 9/08/10........    10/02/01        1,600,719          33,857
     55,433        Brunos Inc., Liquidating Unit.......    11/20/98               --         121,953
  8,298,072        Canary Wharf Group PLC..............     3/29/99               --      42,737,885
  1,607,485        City Investing Co. Liquidating Trust    10/22/85          141,788       3,070,296
    938,100        Consol Energy ......................     9/17/03       16,866,642      33,771,600
     10,949        Elephant Capital Holdings Ltd.......     8/29/03       10,948,800      14,561,904
 31,114,000        FE Capital LLC, 5.00%, 8/28/07......     8/29/03       30,918,430      35,781,100
    452,571        FHC Delaware Inc....................     7/21/98        4,073,159       3,561,734
  1,626,000        Hollinger Inc., cvt., pfd...........     3/18/04       12,865,318      11,205,848
  2,855,428        International Steel Group...........     4/10/02       13,796,250      76,454,085
          4        Lancer Industries Inc., B...........     8/11/89              --        2,871,815
    691,640        Leucadia National Corp..............    12/20/02       24,380,310      32,655,783
    412,418        MBOP Liquidating Trust..............     4/26/94               --           1,031
 20,960,265        Motor Coach Industries International
                    Inc., Bank Claim...................     5/27/04       20,960,265      20,960,265
  9,112,000        Nippon Investment LLC...............     2/14/01               --              --
    443,332        NTL Inc. ...........................     1/08/03       23,137,915      24,267,550
     97,300        Olympus Re Holdings Ltd.............    12/19/01        9,730,000      17,674,545
     91,684        Security Capital European Realty....     4/08/98        2,297,772         672,961
 37,921,000        Seton House Finance Ltd.,
                   zero cpn., 2/07/12..................    12/01/03       11,396,262      10,795,949
  1,375,000        State National Bancshares Inc.......     8/09/00       22,000,000      27,500,000
    323,148        TVMAX Holdings Inc., PIK,
                    14.00%, 2/01/05....................    4/03/03           323,148         323,148
     37,697        TVMAX Holdings Inc., PIK,
                    11.50%, 2/01/05....................    4/29/04            37,697          37,697
    126,940        White Mountains Insurance Group Inc.   10/22/02        37,447,300      61,502,430
                                                                                        -------------
TOTAL RESTRICTED SECURITIES (10.6% OF NET ASSETS) .....                                 $429,411,194
                                                                                        -------------



40 |  Semiannual Report

Mutual Qualified Fund

10. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund at June 30, 2004 were as shown below.

-------------------------------------------------------------------------------------------------------------------
                           NUMBER OF SHARES                      NUMBER OF SHARES VALUE AT               REALIZED
                           HELD AT BEGINNING   GROSS      GROSS     HELD AT END    END OF    INVESTMENT   CAPITAL
  NAME OF ISSUER               OF PERIOD     ADDITIONS REDUCTIONS    OF PERIOD     PERIOD      INCOME   GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------
  Elephant Capital
   Holdings Ltd. ...........     10,949            --         --        10,949 $ 14,561,904      $--    $       --
  FHC Delaware Inc. ........    452,571            --         --       452,571    3,561,734       --            --
  Generale de Sante ........    844,641     1,108,405         --     1,953,046   28,015,053       --            --
  ITLA Capital Corp. .......    466,396            --    (19,600)      446,796   18,126,514       --       728,192
  Lancer Industries Inc., B           4            --         --             4    2,871,815       --            --
  MBOP Liquidating Trust ...    412,418            --         --       412,418        1,031       --            --
  Nippon Investment LLC ....  9,112,000            --         --     9,112,000           --       --     4,055,164
  Saxon Capital Inc. .......  1,996,385       230,600         --     2,226,985   50,842,067       --            --
  Southwest
   Royalties Inc., A .......     58,923            --    (58,923)         --             --a      --      (883,852)
  State National
  Bancshares Inc. ..........  1,375,000            --         --     1,375,000   27,500,000       --            --
  Union Acceptance Corp., A   3,595,994            --         --     3,595,994      287,680       --            --
                                                                               ------------------------------------
  TOTAL AFFILIATED SECURITIES (3.6% OF NET ASSETS) .....                       $145,767,798      $--    $3,899,504
                                                                               ------------------------------------

a As of June 30, 2004, no longer an affiliate.



11. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING
On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company") claiming violations of the Massachusetts Uniform Securities Act ("Massachusetts Act") with respect to an alleged arrangement to permit market timing (the "Mass. Proceeding"). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) SETTLEMENT
On August 2, 2004, the Company announced that an agreement had been reached by an affiliate of the Fund's investment manager with the SEC that resolved the issues resulting from the SEC's investigation of market timing activity. The SEC issued an "order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order" (the "Order"). The SEC's Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.





                                                          Semiannual Report | 41

Mutual Qualified Fund

11. REGULATORY MATTERS (CONTINUED)

U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) SETTLEMENT (CONTINUED)
Under the terms of the SEC's Order, pursuant to which an affiliate of the Fund's investment manager neither admits nor denies any wrongdoing, an affiliate of the Fund's investment manager has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires an affiliate of the Fund's investment manager to, among other things, enhance and periodically review compliance policies and procedures.

OTHER GOVERNMENTAL INVESTIGATIONS
As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against an affiliate of the Fund's investment manager and the Fund's principal underwriter concerning payments to securities dealers who sell fund shares (commonly referred to as "revenue sharing"). The staff of the California Attorney General's Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and the Fund's principal underwriter arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.





42 |  Semiannual Report

Mutual Qualified Fund

11. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS
The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees.
These lawsuits are styled as class actions and derivative actions.

The Company's management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.





                                                          Semiannual Report | 43

Mutual Qualified Fund

PROXY VOTING POLICIES AND PROCEDURES


The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at http://www.sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.





44 |  Semiannual Report

Literature Request

For a brochure and prospectus, which contains more complete information, including charges, expenses and risks, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Federal Money Fund 5, 6
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund
Franklin Money Fund 5, 6
Franklin Short-Intermediate U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund

TAX-FREE INCOME 7
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 8
Tax-Exempt Money Fund 5, 6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC 7
Alabama
Arizona
California 9
Colorado
Connecticut
Florida 9
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 8
Michigan 8
Minnesota 8
Missouri
New Jersey
New York 9
North Carolina
Ohio 8
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
  Products Trust 10


1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders as well as select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

7. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

8. Portfolio of insured municipal securities.

9. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

10. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.



02/04                      Not part of the semiannual report

     [LOGO OMITTED]
FRANKLIN[R] TEMPLETON[R]   One Franklin Parkway
       INVESTMENTS         San Mateo, CA 94403-1906



WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.


SEMIANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL QUALIFIED FUND

CHAIRMAN OF THE BOARD, PRESIDENT
AND CHIEF INVESTMENT OFFICER
David J. Winters, CFA

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.



475 S2004 08/04

MUTUAL DISCOVERY FUND



                                  JUNE 30, 2004

                                 [PHOTO OMITTED]

                SEMIANNUAL REPORT AND SHAREHOLDER LETTER | GLOBAL

                              MUTUAL DISCOVERY FUND

WANT TO RECEIVE
THIS DOCUMENT
FASTER VIA EMAIL?

Eligible shareholders can
sign up for eDelivery at
franklintempleton.com.
See inside for details.

                                 [LOGO OMITTED]
                            FRANKLIN[R] TEMPLETON[R]
                                   INVESTMENTS
                      Franklin o Templeton o MUTUAL SERIES

Thank You For Your
Continued Participation

At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE

Mutual Series is part of Franklin Templeton Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies. Franklin is a leader in tax-free fund management and an expert in U.S. equity and fixed income investing. Templeton pioneered international investing and, with offices in over 25 countries, offers the broadest global reach in the industry.

TRUE DIVERSIFICATION

Because these management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why the funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST

Franklin Templeton Investments seeks to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped the firm become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

[PHOTO OMITTED]

Not part of the semiannual report

Contents

SHAREHOLDER LETTER.................  1


SEMIANNUAL REPORT

Mutual Discovery Fund..............  4

Performance Summary................  9

Financial Highlights and
Statement of Investments........... 12

Financial Statements............... 28

Notes to Financial Statements...... 32

Proxy Voting Policies and
Procedures ........................ 45

--------------------------------------------------------------------------------

Semiannual Report

Mutual Discovery Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Mutual Discovery Fund seeks long-term capital appreciation by investing primarily in common and preferred stocks, bonds and convertible securities. The Fund may invest up to 100% of its assets in foreign securities.

--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Mutual Discovery Fund's semiannual report covering the period ended June 30, 2004.

PERFORMANCE OVERVIEW

Mutual Discovery Fund - Class Z posted a 4.21% cumulative total return for the six months ended June 30, 2004. The Fund outperformed its benchmarks, the Standard & Poor's 500 Composite Index (S&P 500) and Morgan Stanley Capital International (MSCI) World Index, which returned 3.44% and 3.57% for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

During the six months ended June 30, 2004, the U.S. economy remained strong as gross domestic product (GDP) rose at a 4.0% annualized rate over the previous six-month period. Major contributors to growth included consumer spending, inventory investment, equipment and software spending, and federal government spending. Corporate profits for first quarter 2004 were 32% higher than for the same period a year earlier. 2

Labor market conditions improved during the reporting period. More than one-half of the jobs lost during the recession and weak economic expansion have been recovered. The economy created 1.3 million jobs since January 2004. In addition, the unemployment rate fell from 5.7% in December 2003 to 5.6% at period-end. 3

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI World Index is market capitalization-weighted and measures total returns of equity securities in developed markets globally. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Source: Bureau of Economic Analysis.

3. Source: Bureau of Labor Statistics.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 17.

4 |  Semiannual Report

Services created the most jobs led by leisure and hospitality, education and health, and business and professional services.

In light of positive economic developments, consumer inflation picked up speed in 2004. Even excluding the volatile food and energy categories, consumer prices increased 1.9% for the 12 months ended June 30, 2004. Consequently, for the first time in four years, the Federal Reserve Board (Fed) raised the federal funds target rate on June 30, 2004, by a quarter-point to 1.25%. With inflation expected to remain relatively low, Fed policymakers believe they can raise interest rates at a measured pace. Nonetheless, the Fed said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.

Elsewhere around the globe, exports, employment and manufacturing data suggested that the global economy expanded in the first half of 2004, albeit possibly at a slower pace than in 2003. Chinese authorities implemented measures to cool their booming economy. Economies in Asia, Europe and Latin America that had benefited from China's dramatic growth felt the expected slowdown's ripple effect. Counteracting China's perceived slowdown, domestic demand increased in countries such as Japan and France, and there was some indication that this could soon be the case in Italy and Germany. Improving Europe's consumer demand was relevant to economic growth because consumer spending accounted for about two-thirds of the euro zone's $8.5 trillion economy. 4

In early 2004, investors extended the rally in global equity markets that had begun in March 2003. Adequate liquidity, reasonably solid economic growth and higher corporate earnings remained pillars for the extended rally. However, investor focus shifted to potential problem areas of inflation, terrorism, China's slowing economy and rising global interest rates. These factors hindered global equity market performance, particularly in the second quarter. Most stock market indexes traded nervously in the first half of 2004 but overall did not move significantly in either direction.

INVESTMENT STRATEGY

At Mutual Series, we follow a distinctive, three-pronged investment approach, which combines purchasing undervalued equities with investing in distressed debt and risk arbitrage. We invest in undervalued common stocks of companies we believe are trading at a substantial discount to their intrinsic or business value. We focus on situations we perceive have limited downside risk and the potential for

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets as of 6/30/04

[BAR CHART OMITTED]
U.S.                                            34.2%
U.K.                                            16.1%
Canada                                           8.0%
France                                           5.0%
Switzerland                                      4.0%
Japan                                            3.7%
Irish Republic                                   3.1%
Netherlands                                      2.9%
Denmark                                          2.8%
Germany                                          2.7%
Spain                                            2.4%
South Korea                                      2.0%
South Africa                                     1.9%
Norway                                           1.8%
Belgium                                          1.2%
Mexico                                           1.2%
Luxembourg                                       1.1%
Other Countries                                  3.1%
Short-Term Investments & Other Net Assets        2.8%

4. Source: afxnews.com, "ECB's Issing says euro zone recovery needs rebound in consumer spending," 4/23/04; en.icxo.com, "Sweden Riksbank to Lift Interest Rates," 6/21/04.

                                                           Semiannual Report | 5

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 6/30/04

--------------------------------------
                           % OF TOTAL
                           NET ASSETS
--------------------------------------
  Tobacco                       10.0%
--------------------------------------
  Insurance                      9.2%
--------------------------------------
  Media                          8.9%
--------------------------------------
  Beverages                      8.2%
--------------------------------------
  Metals & Mining                7.5%
--------------------------------------
  Diversified Financial Services 5.0%
--------------------------------------
  Food Products                  4.4%
--------------------------------------
  Commercial Banks               3.9%
--------------------------------------
  Chemicals                      3.6%
--------------------------------------
  Oil & Gas                      2.7%
--------------------------------------

substantial long-term appreciation. In our opinion, successful investing is as much about avoiding and containing losses as it is about generating gains. We also invest in distressed securities and bankruptcy situations. We have been involved in this highly specialized field for many years and have found it can provide attractive returns over time. As with equities, we undertake our own rigorous fundamental analysis of each situation and focus our efforts on those we believe have limited risk and substantial upside potential. Lastly, the Fund invests in arbitrage situations, another highly specialized field where we have been active for some time. In arbitrage investing, we generally seek to invest in companies in the process of being acquired or undergoing mergers. By buying those shares at a discount to the announced deal value, the Fund seeks to earn a return as that discount narrows and the transaction is completed.

Although we believe returns from each of these three prongs can be attractive over time, we will migrate the Fund's capital toward areas where we find the most compelling opportunities at any given moment. Typically, the bulk of the Fund's assets will be invested in equities, while distressed investing and arbitrage will each represent a much smaller portion of the Fund. We may also hold a significant portion of the Fund's assets in cash or high-quality, short-term debt instruments when other investment opportunities are not sufficiently compelling to us. As a global fund, Mutual Discovery Fund will seek out opportunities around the world, with an emphasis on developed markets where we believe political risks are low and potential returns are attractive. We will generally seek to hedge the Fund's currency exposure when we deem it advantageous, to focus our efforts on analyzing business fundamentals and assessing the value of company assets and liabilities. We believe our three-pronged approach, coupled with rigorous fundamental analysis and an aversion to risk, should allow the Fund to achieve attractive risk-adjusted returns over time.

MANAGER'S DISCUSSION

During the period under review, equities provided the strongest contribution to Mutual Discovery Fund's overall performance, while our investments in distressed debt and arbitrage situations had a broadly neutral impact. Some of our most significant contributors included Orkla, a Norwegian holding company; British American Tobacco (BAT); and Carlsberg AS, a Danish brewing company.

Oslo-based Orkla began operations over 350 years ago as a mining company. Through a series of acquisitions and restructurings, Orkla transformed itself into one of Norway's largest conglomerates with operations in food, media, chemicals and beverages. This conglomerate strategy was not without critics, and the stock often traded at a substantial discount to analysts' estimates of net asset value (NAV). In early 2004, Orkla executives took steps toward focusing the business

6 | Semiannual Report
when they announced they would divest the company's beverage operations, including a 40% stake in the Danish company Carlsberg Breweries. We believed the negotiated price for Carlsberg was favorable and the market rewarded management's decision to return part of the proceeds to shareholders in the form of a special dividend. Orkla also reported solid first quarter 2004 results, as its restructuring program made more progress than anticipated. The stock's discount to NAV narrowed, and including the special dividend, Orkla shares returned 32.31% during the six months under review.

London-based BAT also contributed strongly to the Fund's return during the first half of 2004. BAT is the world's second-largest tobacco firm, with about a 15% share of the worldwide market. BAT possesses a solid balance sheet, had a dividend yield in excess of 4.5% and generates substantial free cash flow. However, exposure to the litigious U.S. market via its Brown & Williamson Tobacco (B&W) subsidiary has historically caused BAT stock to trade at a material discount to its European peers. In October 2003, BAT announced a merger agreement between B&W and R.J. Reynolds Tobacco Holdings that, subject to regulatory approval, held the potential to increase cash flow and profits of the merged entities. In addition, the combination could enable BAT to better protect itself from exposure to the often thorny U.S. legal environment. In June, the Federal Trade Commission approved the merger. BAT shares, including dividends, returned 16.50% during the period.

Carlsberg, an international brewing company based in Denmark, also rose during the period, following the announcement that it would purchase Orkla's 40% stake in Carlsberg Breweries. This acquisition gave Carlsberg full control of their main subsidiary, allowing for greater strategic and operational flexibility. Following the acquisition, Carlsberg announced a major cost reduction program designed to reduce debt levels while improving profitability and free cash generation. Carlsberg's management also executed a deeply discounted rights issue in which Mutual Discovery Fund increased its position in the company at a level we believed was attractive. The stock price appreciated as investors gained confidence in the company's ability to execute its restructuring program.

Detracting from the Fund's performance during the period under review were securities such as International Steel Group (ISG), NTL, and Newmont Mining. ISG and NTL recently declined somewhat following strong gains during 2003, when they were among the Fund's strongest positive contributors. ISG stock experienced a pullback that we believed was temporary and driven by the expiration of a shareholder lockup period. Although NTL delivered stronger-than-expected operating performance during 2004's first half, an industry-wide contraction in cable company stock price multiples caused NTL's shares to lose momentum. Finally, Newmont's share price declined as gold prices fell amid expectations of a strengthening U.S. dollar and higher U.S. interest rates.

TOP 10 HOLDINGS
6/30/04
---------------------------------------------
  COMPANY                         % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY        NET ASSETS
---------------------------------------------
  British American Tobacco PLC          3.3%
   TOBACCO, U.K.
---------------------------------------------
  Berkshire Hathaway Inc., A & B        2.8%
   INSURANCE, U.S.
---------------------------------------------
  Carlsberg AS, A & B                   2.1%
   BEVERAGES, DENMARK
---------------------------------------------
  Altadis SA                            2.0%
   TOBACCO, SPAIN
---------------------------------------------
  White Mountains Insurance Group Inc.,
  common & restricted                   1.8%
   INSURANCE, U.S.
---------------------------------------------
  NTL Inc.                              1.7%
   MEDIA, U.K.
---------------------------------------------
  Imperial Tobacco Group PLC            1.6%
   TOBACCO, U.K.
---------------------------------------------
  Allied Irish Banks PLC                1.5%
   COMMERCIAL BANKS, IRISH REPUBLIC
---------------------------------------------
  Newmont Mining Corp.                  1.5%
   METALS & MINING, U.S.
---------------------------------------------
  International Steel Group             1.5%
   METALS & MINING, U.S.
---------------------------------------------

                                                           Semiannual Report | 7

Thank you for your continued participation in Mutual Discovery Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]

/s/David J. Winters
-------------------
David J. Winters, CFA
Portfolio Manager

[PHOTO OMITTED]

/S/Timothy M. Rankin
--------------------
Timothy M. Rankin, CFA
Assistant Portfolio Manager

Mutual Discovery Fund

THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

8 | Semiannual Report

Performance Summary as of 6/30/04

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION
--------------------------------------------------------------------------------------------------
  CLASS Z                                               CHANGE           6/30/04         12/31/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.74            $21.55           $20.81
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/04-6/30/04)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1243
--------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           6/30/04         12/31/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.70            $21.37           $20.67
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/04-6/30/04)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1185
--------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE           6/30/04         12/31/03
--------------------------------------------------------------------------------------------------
   Net Asset Value (NAV)                                +$0.63            $20.98           $20.35
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/04-6/30/04)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1092
--------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           6/30/04         12/31/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.65            $21.24           $20.59
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/04-6/30/04)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1072
--------------------------------------------------------------------------------------------------
  CLASS R                                               CHANGE           6/30/04         12/31/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.69            $21.26           $20.57
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/04-6/30/04)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1174
--------------------------------------------------------------------------------------------------

                                                           Semiannual Report | 9

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

------------------------------------------------------------------------------------------------------
  CLASS Z 1                             6-MONTH         1-YEAR            5-YEAR          10-YEAR
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2               4.21%         23.34%            56.55%          250.14%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3           4.21%         23.34%             9.38%           13.35%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4         $10,421        $12,334           $15,655          $35,014
------------------------------------------------------------------------------------------------------
  CLASS A                               6-MONTH         1-YEAR            5-YEAR  INCEPTION (11/1/96)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2               4.01%         22.95%            53.81%          121.76%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3          -1.97%         15.89%             7.71%           10.10%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4          $9,803        $11,589           $14,494          $20,898
------------------------------------------------------------------------------------------------------
  CLASS B 1                             6-MONTH         1-YEAR            5-YEAR   INCEPTION (1/1/99)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2               3.69%         22.10%            48.83%           70.58%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3          -0.31%         18.10%             7.98%           10.09%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4          $9,969        $11,810           $14,683          $16,958
------------------------------------------------------------------------------------------------------
  CLASS C 1                             6-MONTH         1-YEAR            5-YEAR  INCEPTION (11/1/96)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2               3.68%         22.15%            48.90%          111.40%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3           2.68%         21.15%             8.29%           10.27%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4         $10,268        $12,115           $14,890          $21,140
------------------------------------------------------------------------------------------------------
  CLASS R                                              6-MONTH            1-YEAR   INCEPTION (1/1/02)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                              3.98%            22.76%           23.17%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                          2.98%            21.76%            8.73%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                        $10,298           $12,176          $12,317
------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

10 | Semiannual Report

ENDNOTES

THE FUND INVESTS IN FOREIGN SECURITIES AND SMALLER-COMPANY STOCKS. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, AS WELL AS LOWER-RATED "JUNK BONDS," WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors, as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

                                                          Semiannual Report | 11

Mutual Discovery Fund

FINANCIAL HIGHLIGHTS

                                             ---------------------------------------------------------------------------------
                                             SIX MONTHS ENDED
                                               JUNE 30, 2004                         YEAR ENDED DECEMBER 31,
CLASS Z                                         (UNAUDITED)        2003         2002          2001          2000         1999
                                             ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
period)
Net asset value, beginning of period ......        $20.81        $16.16       $18.19        $18.93        $21.10       $17.27
                                             ---------------------------------------------------------------------------------
Income from investment operations:

 Net investment income a ..................           .28           .28          .33           .37           .36          .25

 Net realized and unrealized
  gains (losses) ..........................           .58          4.80        (1.96)         (.14)         2.14         4.32
                                             ---------------------------------------------------------------------------------
Total from investment operations ..........           .86          5.08        (1.63)          .23          2.50         4.57
                                             ---------------------------------------------------------------------------------
Less distributions from:

 Net investment income ....................          (.12)         (.43)        (.32)         (.34)         (.63)        (.42)

 Net realized gains .......................            --            --         (.08)         (.63)        (4.04)        (.32)
                                             ---------------------------------------------------------------------------------
Total distributions .......................          (.12)         (.43)        (.40)         (.97)        (4.67)        (.74)
                                             ---------------------------------------------------------------------------------
Redemption fees ...........................            -- d          --           --            --            --           --
                                             ---------------------------------------------------------------------------------
Net asset value, end of period ............        $21.55        $20.81       $16.16        $18.19        $18.93       $21.10
                                             ---------------------------------------------------------------------------------

Total return b ............................         4.21%        31.55%      (9.06)%         1.26%        12.59%       26.80%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .........    $2,252,216    $2,168,161   $1,673,786    $1,931,117    $2,010,578   $2,038,298

Ratios to average net assets:*

 Expenses c ...............................         1.08% e       1.11%        1.04%         1.04%         1.05%        1.05%

 Expenses excluding waiver and
  payments by affiliate c .................         1.08% e       1.11%        1.04%         1.04%         1.07%        1.11%

 Net investment income ....................         2.66% e       1.55%        1.88%         1.93%         1.64%        1.33%

Portfolio turnover rate ...................        20.65%        46.34%       40.95%        59.32%        75.34%       87.67%

*Ratios to average net assets, excluding
 dividend expense on securities sold short:
 Expenses .................................         1.07% e       1.08%        1.03%         1.02%         1.02%        1.03%
 Expenses, excluding waiver and
  payments by affiliate ...................         1.07% e       1.08%        1.03%         1.02%         1.04%        1.09%

a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.001 per share.
e Annualized.

12 | Semiannual Report

Mutual Discovery Fund

                                                 --------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                    JUNE 30, 2004                     YEAR ENDED DECEMBER 31,
CLASS A                                              (UNAUDITED)      2003         2002       2001        2000       1999
                                                 --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........         $20.67      $16.06       $18.08     $18.83      $21.00      $17.19
                                                 --------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ......................            .25         .21          .27        .30         .28         .18

 Net realized and unrealized gains (losses) ...            .57        4.78        (1.95)      (.14)       2.14        4.30
                                                 --------------------------------------------------------------------------
Total from investment operations ..............            .82        4.99        (1.68)       .16        2.42        4.48
                                                 --------------------------------------------------------------------------
Less distributions from:

 Net investment income ........................           (.12)       (.38)        (.26)      (.28)       (.55)       (.35)

 Net realized gains ...........................             --          --         (.08)      (.63)      (4.04)       (.32)
                                                 --------------------------------------------------------------------------
Total distributions ...........................           (.12)       (.38)        (.34)      (.91)      (4.59)       (.67)
                                                 --------------------------------------------------------------------------
Redemption fees ...............................             -- d        --           --         --          --          --
                                                 --------------------------------------------------------------------------
Net asset value, end of period ................         $21.37      $20.67       $16.06     $18.08      $18.83      $21.00
                                                 --------------------------------------------------------------------------

Total return b ................................          4.01%      31.13%      (9.39)%       .86%      12.27%      26.38%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............     $1,653,042  $1,439,579     $925,278   $911,434    $877,528    $844,462

Ratios to average net assets:*

 Expenses c ...................................          1.43% e     1.46%        1.39%      1.39%       1.40%       1.40%

 Expenses excluding waiver and payments by
  affiliate c .................................          1.43% e     1.46%        1.39%      1.39%       1.42%       1.46%

 Net investment income ........................          2.31% e     1.20%        1.53%      1.57%       1.30%        .98%

Portfolio turnover rate .......................         20.65%      46.34%       40.95%     59.32%      75.34%      87.67%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses .....................................          1.42% e     1.43%        1.38%      1.37%       1.37%       1.38%
 Expenses, excluding waiver and payments by
  affiliate ...................................          1.42% e     1.43%        1.38%      1.37%       1.39%       1.44%

a Based on average daily shares outstanding.
b Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.001 per share.
e Annualized.

                                                          Semiannual Report | 13

Mutual Discovery Fund

                                                 --------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                    JUNE 30, 2004                    YEAR ENDED DECEMBER 31,
CLASS B                                              (UNAUDITED)      2003         2002       2001        2000       1999 E
                                                 --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........          $20.35     $15.85       $17.87     $18.66      $20.90      $17.19
                                                 --------------------------------------------------------------------------
Income from investment operations:

 Net investment income a ......................             .18        .09          .16        .16         .15         .01

 Net realized and unrealized gains (losses) ...             .56       4.69        (1.92)      (.12)       2.11        4.33
                                                 --------------------------------------------------------------------------
Total from investment operations ..............             .74       4.78        (1.76)       .04        2.26        4.34
                                                 --------------------------------------------------------------------------
Less distributions from:

 Net investment income ........................            (.11)      (.28)        (.18)      (.20)       (.46)       (.31)

 Net realized gains ...........................              --         --         (.08)      (.63)      (4.04)       (.32)
                                                 --------------------------------------------------------------------------
Total distributions ...........................            (.11)      (.28)        (.26)      (.83)      (4.50)       (.63)
                                                 --------------------------------------------------------------------------
Redemption fees ...............................              -- d       --           --         --          --          --
                                                 --------------------------------------------------------------------------
Net asset value, end of period ................          $20.98     $20.35       $15.85     $17.87      $18.66      $20.90
                                                 --------------------------------------------------------------------------

Total return b ................................           3.69%     30.22%      (9.94)%       .21%      11.50%      25.55%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............        $144,725   $115,801      $64,747    $41,346     $19,949      $8,090

Ratios to average net assets:*

 Expenses c ...................................           2.08% f    2.11%        2.04%      2.04%       2.05%       2.05%

 Expenses excluding waiver and payments by
  affiliate c .................................           2.08% f    2.11%        2.04%      2.04%       2.07%       2.11%

 Net investment income ........................           1.66% f     .55%         .88%       .85%        .70%        .08%

Portfolio turnover rate .......................          20.65%     46.34%       40.95%     59.32%      75.34%      87.67%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses .....................................           2.07% f    2.08%        2.03%      2.02%       2.02%       2.03%
 Expenses, excluding waiver and payments by
  affiliate ...................................           2.07% f    2.08%        2.03%      2.02%       2.04%       2.09%

a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.001 per share.
e Effective date of Class B shares was January 1, 1999.
f Annualized.

14 | Semiannual Report

Mutual Discovery Fund

                                                 --------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                    JUNE 30, 2004                     YEAR ENDED DECEMBER 31,
CLASS C                                              (UNAUDITED)      2003         2002       2001        2000        1999
                                                 --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........          $20.59     $16.02       $18.03     $18.77      $20.95      $17.15
                                                 --------------------------------------------------------------------------
Income from investment operations:

 Net investment income a ......................             .18        .10          .16        .18         .14         .06

 Net realized and unrealized gains (losses) ...             .58       4.73        (1.94)      (.13)       2.13        4.28
                                                 --------------------------------------------------------------------------
Total from investment operations ..............             .76       4.83        (1.78)       .05        2.27        4.34
                                                 --------------------------------------------------------------------------
Less distributions from:

 Net investment income ........................            (.11)      (.26)        (.15)      (.16)       (.41)       (.22)

 Net realized gains ...........................              --         --         (.08)      (.63)      (4.04)       (.32)
                                                 --------------------------------------------------------------------------
Total distributions ...........................            (.11)      (.26)        (.23)      (.79)      (4.45)       (.54)
                                                 --------------------------------------------------------------------------
Redemption fees ...............................              -- d       --           --         --          --          --
                                                 --------------------------------------------------------------------------
Net asset value, end of period ................          $21.24     $20.59       $16.02     $18.03      $18.77      $20.95
                                                 --------------------------------------------------------------------------

Total return b ................................           3.68%     30.29%      (9.98)%       .25%      11.53%      25.57%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............        $798,459   $725,489     $525,375   $561,808    $554,968    $541,919

Ratios to average net assets:*

 Expenses c ...................................           2.08% e    2.11%        2.03%      2.03%       2.04%       2.04%

 Expenses excluding waiver and payments by
  affiliate c .................................           2.08% e    2.11%        2.03%      2.03%       2.07%       2.10%

 Net investment income ........................           1.66% e     .55%         .89%       .93%        .65%        .35%

Portfolio turnover rate .......................          20.65%     46.34%       40.95%     59.32%      75.34%      87.67%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses .....................................           2.07% e    2.08%        2.02%      2.01%       2.01%       2.02%
 Expenses, excluding waiver and payments by
  affiliate ...................................           2.07% e    2.08%        2.02%      2.01%       2.04%       2.08%

a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.001 per share.
e Annualized.

                                                          Semiannual Report | 15

Mutual Discovery Fund

                                                                                     ---------------------------------------
                                                                                     SIX MONTHS ENDED         YEAR ENDED
                                                                                       JUNE 30, 2004         DECEMBER 31,
CLASS R                                                                                (UNAUDITED)         2003       2002 E
                                                                                     ---------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............................................         $20.57      $16.01      $18.08
                                                                                     ---------------------------------------
Income from investment operations:

 Net investment income a ..........................................................            .24         .17         .25

 Net realized and unrealized gains (losses) .......................................            .57        4.76       (1.95)
                                                                                     ---------------------------------------
Total from investment operations ..................................................            .81        4.93       (1.70)
                                                                                     ---------------------------------------
Less distributions from:

 Net investment income ............................................................           (.12)       (.37)       (.29)

 Net realized gains ...............................................................             --          --        (.08)
                                                                                     ---------------------------------------
Total distributions ...............................................................           (.12)       (.37)       (.37)
                                                                                     ---------------------------------------
Redemption fees ...................................................................             -- d        --          --
                                                                                     ---------------------------------------
Net asset value, end of period ....................................................         $21.26      $20.57      $16.01
                                                                                     ---------------------------------------

Total return b ....................................................................          3.98%      30.87%     (9.49)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................................................        $31,344     $19,546      $3,932

Ratios to average net assets:*

 Expenses c .......................................................................          1.58% f     1.61%       1.54% f

 Expenses excluding waiver and payments by affiliate c ............................          1.58% f     1.61%       1.54% f

 Net investment income ............................................................          2.16% f     1.05%       1.38% f

Portfolio turnover rate ...........................................................         20.65%      46.34%      40.95%

*Ratios to average net assets, excluding dividend expense on securities sold short:
 Expenses .........................................................................          1.57% f     1.58%       1.54% f
 Expenses, excluding waiver and payments by affiliate .............................          1.57% f     1.58%       1.54% f



a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.001 per share.
e Effective date of Class R shares was January 2, 2002.
f Annualized.

16 | See notes to financial statements. | Semiannual Report

Mutual Discovery Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2004 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------
                                                                                        SHARES/WARRANTS/
                                                                          COUNTRY           CONTRACTS             VALUE
---------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS 82.8%
       AEROSPACE & DEFENSE .6%
       Northrop Grumman Corp. ....................................     United States        562,000         $   30,179,400
                                                                                                            ---------------

       BEVERAGES 8.2%
       Brown-Forman Corp., A .....................................     United States        143,200              6,880,760
       Brown-Forman Corp., B .....................................     United States        391,650             18,904,945
       Carlsberg AS, A ...........................................        Denmark           113,300              5,470,966
       Carlsberg AS, B ...........................................        Denmark         1,876,968             99,236,513
       Diageo PLC ................................................    United Kingdom      5,181,408             69,862,842
       Fomento Economico Mexicano SA de CV Femsa, ADR ............        Mexico            991,000             45,427,440
       Heineken Holding NV, A ....................................      Netherlands       1,453,069             42,570,408
       Molson Inc., A ............................................        Canada          1,791,800             45,411,422
       Orkla ASA .................................................        Norway          2,617,532             65,518,546
                                                                                                            ---------------
                                                                                                               399,283,842
                                                                                                            ---------------

       CAPITAL MARKETS 1.6%
  a,b  A.B. Watley Group Inc. ....................................     United States        128,355                 26,954
       C.I. Fund Management Inc. .................................        Canada            642,300              7,712,870
       Guinness Peat Group PLC ...................................      New Zealand      19,778,076             24,492,118
       Irish Life & Permanent PLC ................................    Irish Republic      2,899,665             44,027,860
                                                                                                            ---------------
                                                                                                                76,259,802
                                                                                                            ---------------

       CHEMICALS 3.6%
       Akzo Nobel NV .............................................      Netherlands         652,484             23,997,897
       Givaudan AG ...............................................      Switzerland          93,476             54,112,185
       Linde AG ..................................................        Germany           440,300             24,229,276
    a  MG Technologies AG ........................................        Germany         2,870,341             36,144,233
       Solvay SA .................................................        Belgium           437,923             35,750,773
    a  Yara International ASA ....................................        Norway            111,800                903,239
                                                                                                            ---------------
                                                                                                               175,137,603
                                                                                                            ---------------

       COMMERCIAL BANKS 3.9%
       Allied Irish Banks PLC ....................................    Irish Republic      4,877,727             75,486,583
       Bank of Ireland ...........................................    Irish Republic      2,475,126             33,004,490
       BNP Paribas SA ............................................        France            427,700             26,304,229
       Charter One Financial Inc. ................................     United States         88,900              3,928,491
       Danske Bank ...............................................        Denmark         1,352,880             32,054,570
a,b,c  FE Capital Holdings Ltd. ..................................         Japan             11,445             15,221,318
       Kansai Urban Banking Corp. ................................         Japan          1,018,326              1,801,191
a,b,c  Nippon Investment LLC .....................................         Japan          8,656,000                     --
                                                                                                            ---------------
                                                                                                               187,800,872
                                                                                                            ---------------

       COMMERCIAL SERVICES & SUPPLIES .5%
    m  Comdisco, Contingent Equity Distribution ..................     United States     41,726,153                     --
    a  Comdisco Holding Co., Inc. ................................     United States             94                  2,444
    a  Kroll Inc. ................................................     United States         33,500              1,235,480
       Republic Services Inc. ....................................     United States        731,600             21,172,504
                                                                                                            ---------------
                                                                                                                22,410,428
                                                                                                            ---------------

                                                          Semiannual Report | 17

Mutual Discovery Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                        SHARES/WARRANTS/
                                                                          COUNTRY           CONTRACTS             VALUE
---------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
       COMMUNICATIONS EQUIPMENT
    a  Advanced Fibre Communications Inc. ........................     United States         88,000         $    1,777,600
                                                                                                            ---------------

       COMPUTERS & PERIPHERALS
    a  DecisionOne Corp. .........................................     United States         87,619                175,238
                                                                                                            ---------------

       CONSTRUCTION & ENGINEERING .1%
       Vinci SA ..................................................        France             44,902              4,523,360
                                                                                                            ---------------

       CONSTRUCTION MATERIALS .9%
       Ciments Francais SA .......................................        France            399,572             31,161,492
       RMC Group PLC .............................................    United Kingdom      1,357,750             14,946,035
                                                                                                            ---------------
                                                                                                                46,107,527
                                                                                                            ---------------

       DISTRIBUTORS .4%
       Compania de Distribucion Intefral Logista SA ..............         Spain            564,170             18,203,239
                                                                                                            ---------------

       DIVERSIFIED FINANCIAL SERVICES 5.0%
       Brascan Corp., A ..........................................        Canada          2,147,100             59,925,028
       Euronext ..................................................      Netherlands       1,329,836             37,050,898
       Jardine Matheson Holdings Ltd. ............................       Hong Kong           46,000                506,000
       Jardine Strategic Holdings Ltd. ...........................       Hong Kong        1,291,400              6,650,710
  a,b  Leucadia National Corp. ...................................     United States        684,780             32,331,888
    m  Marconi Corp., Contingent Distribution ....................     United States     14,561,300                     --
    m  Marconi Corp., Contingent Distribution ....................    United Kingdom     19,348,400                     --
       Pargesa Holdings SA .......................................      Switzerland          20,488             55,195,235
       Remgro Ltd. ...............................................     South Africa       4,382,450             52,817,801
                                                                                                            ---------------
                                                                                                               244,477,560
                                                                                                            ---------------

       DIVERSIFIED TELECOMMUNICATION SERVICES 1.8%
a,b,d  AboveNet Inc. .............................................     United States        332,512              7,968,118
b,d,m  AboveNet Inc., Contingent Distribution ....................     United States     46,367,000                     --
a,b,d  AboveNet Inc., wts., 9/08/08 ..............................     United States         11,105                 62,188
a,b,d  AboveNet Inc., wts., 9/08/10 ..............................     United States         13,066                 31,358
       BCE Inc. ..................................................        Canada          1,019,100             20,294,589
    a  Belgacom SA ...............................................        Belgium           458,000             13,941,771
       Chunghwa Telecom Co. Ltd., ADR ............................        Taiwan            999,982             17,639,683
    m  Global Crossing Holdings Ltd., Contingent Distribution ....     United States     45,658,716                 57,073
       Koninklijke KPN NV ........................................      Netherlands       2,137,200             16,277,386
    a  MCI Inc. ..................................................     United States        774,034             11,169,311
    a  PTV Inc. ..................................................        France                  4                  2,116
  e,m  Worldcom Inc., Contingent Distribution ....................     United States     80,481,000                     --
                                                                                                            ---------------
                                                                                                                87,443,593
                                                                                                            ---------------

       ELECTRIC UTILITIES .6%
       E.ON AG ...................................................        Germany           373,800             26,923,169
       Unisource Energy Corp. ....................................     United States         28,300                703,255
                                                                                                            ---------------
                                                                                                                27,626,424
                                                                                                            ---------------

       FOOD & STAPLES RETAILING .3%
    a  Kroger Co. ................................................     United States        722,800             13,154,960
                                                                                                            ---------------

18 | Semiannual Report

Mutual Discovery Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                        SHARES/WARRANTS/
                                                                          COUNTRY           CONTRACTS             VALUE
---------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
       FOOD PRODUCTS 4.7%
       Cadbury Schweppes PLC .....................................    United Kingdom      4,575,019         $   39,472,005
    c  Farmer Brothers Co. .......................................     United States        828,037             22,216,233
       General Mills Inc. ........................................     United States        277,900             13,208,587
       Groupe Danone .............................................        France            815,600             71,147,810
       Lotte Confectionary Co. Ltd. ..............................      South Korea          50,489             25,430,202
       Nestle SA .................................................      Switzerland         219,229             58,465,734
                                                                                                            ---------------
                                                                                                               229,940,571
                                                                                                            ---------------

       GAS UTILITIES .4%
       Tokyo Gas Co. Ltd. ........................................         Japan          5,995,400             21,263,986
                                                                                                            ---------------

       HEALTH CARE PROVIDERS & SERVICES .7%
    a  Alderwoods Group Inc. .....................................     United States        142,722              1,741,208
  a,d  Kindred Healthcare Inc. ...................................     United States        934,740             23,398,879
    d  Kindred Healthcare Inc., Jan. 26.00 Calls, 1/01/12 ........     United States            452                    158
    d  Kindred Healthcare Inc., Jan. 9.07 Calls, 1/01/13 .........     United States            226                  3,904
    d  Kindred Healthcare Inc., Jul. 23.75 Calls, 7/17/11 ........     United States          1,516                  3,942
  a,d  Kindred Healthcare Inc., wts., Series A, 4/20/06 ..........     United States         88,766              2,023,865
  a,d  Kindred Healthcare Inc., wts., Series B, 4/20/06 ..........     United States        221,915              4,564,237
    a  Rotech Healthcare Inc. ....................................     United States        135,085              3,309,582
                                                                                                            ---------------
                                                                                                                35,045,775
                                                                                                            ---------------

       HOTELS RESTAURANTS & LEISURE
  a,b  FHC Delaware Inc. .........................................     United States        212,022              1,668,613
a,b,c  Hancock LLC ...............................................     United States      8,758,216                500,007
                                                                                                            ---------------
                                                                                                                 2,168,620
                                                                                                            ---------------

       HOUSEHOLD PRODUCTS .4%
       KAO Corp. .................................................         Japan            840,300             20,253,760
                                                                                                            ---------------

       INDUSTRIAL CONGLOMERATES .4%
     a Alleghany Corp.............................................     United States         72,132             20,701,884
                                                                                                            ---------------

       INSURANCE 9.1%
    a  Berkshire Hathaway Inc., A ................................     United States            853             75,874,350
    a  Berkshire Hathaway Inc., B ................................     United States         20,990             62,025,450
    a  Catlin Group ..............................................    United Kingdom      3,459,034             22,629,693
       E-L Financial Corp. Ltd. ..................................        Canada            177,619             47,691,839
       Hartford Financial Services Group Inc. ....................     United States        408,600             28,087,164
       IPC Holdings Ltd. .........................................        Bermuda           325,665             12,026,808
       Montpelier Re Holdings Ltd. ...............................        Bermuda           107,027              3,740,594
       Old Republic International Corp. ..........................     United States      1,518,550             36,020,006
  a,b  Olympus Re Holdings Ltd. ..................................        Bermuda            47,160              8,566,614
       Prudential Financial Inc. .................................     United States        561,600             26,097,552
       St. Paul Travelers Cos. Inc. ..............................     United States        859,263             34,834,522
       White Mountains Insurance Group Inc. ......................     United States        112,000             57,120,000
    b  White Mountains Insurance Group Inc. ......................     United States         61,515             29,804,018
                                                                                                            ---------------
                                                                                                               444,518,610
                                                                                                            ---------------

                                                          Semiannual Report | 19

Mutual Discovery Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                        SHARES/WARRANTS/
                                                                          COUNTRY           CONTRACTS             VALUE
---------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
       LEISURE EQUIPMENT & PRODUCTS .5%
       Agfa Gevaert NV ...........................................        Belgium           367,220         $    9,109,797
       Mattel Inc. ...............................................     United States        721,400             13,165,550
                                                                                                            ---------------
                                                                                                                22,275,347
                                                                                                            ---------------

       MACHINERY .7%
       Alfa Laval AB .............................................        Sweden            477,300              7,571,715
       Schindler Holding AG ......................................      Switzerland          53,294             15,297,982
       Schindler Holding AG, Reg D ...............................      Switzerland          35,778             10,869,953
                                                                                                            ---------------
                                                                                                                33,739,650
                                                                                                            ---------------

       MEDIA 8.2%
       Astral Media Inc., A ......................................        Canada          1,394,900             29,599,034
       British Sky Broadcasting Group PLC ........................    United Kingdom      2,146,300             24,210,196
       Clear Channel Communications Inc. .........................     United States        402,100             14,857,595
       Dow Jones & Co. Inc. ......................................     United States         35,100              1,583,010
       E.W. Scripps Co., A .......................................     United States        145,300             15,256,500
    a  EchoStar Communications Corp., A ..........................     United States        581,900             17,893,425
    a  JC Decaux SA ..............................................        France            494,086             10,573,860
    a  Liberty Media Corp., A ....................................     United States      4,255,518             38,257,107
    a  NTL Inc. ..................................................    United Kingdom        831,676             47,921,171
  a,b  NTL Inc. ..................................................    United Kingdom        627,046             34,323,871
       NV Holdingsmig de Telegraaf ...............................      Netherlands         649,106             14,491,617
       Omnicom Group Inc. ........................................     United States        197,900             15,018,631
       SES Global, FDR ...........................................      Luxembourg        6,440,290             54,457,211
       Torstar Corp., B ..........................................        Canada          1,253,100             25,216,213
    a  TVMAX Holdings Inc. .......................................     United States         57,982                223,231
       Viacom Inc., B ............................................     United States         59,200              2,114,624
       Washington Post Co., B ....................................     United States         60,003             55,803,390
                                                                                                            ---------------
                                                                                                               401,800,686
                                                                                                            ---------------

       METALS & MINING 7.5%
       Anglo American PLC ........................................    United Kingdom      3,114,647             63,714,080
       Anglo American PLC, ADR ...................................    United Kingdom          1,000                 20,870
    a  Apollo Gold Corp. .........................................        Canada          1,602,300              2,186,992
       Barrick Gold Corp. ........................................        Canada          1,125,900             22,236,525
       Freeport McMoran Copper & Gold Inc., B ....................     United States        999,700             33,140,055
    a  Gammon Lake Resources Inc. ................................        Canada          1,673,300             11,007,650
    a  Glamis Gold Ltd. ..........................................        Canada            958,200             16,759,120
       Gold Fields Ltd. ..........................................     South Africa         426,344              4,534,939
       Impala Platinum Holdings Ltd. .............................     South Africa         462,062             35,444,821
  a,b  International Steel Group .................................     United States      2,689,230             72,004,133
    a  Kinross Gold Corp. ........................................        Canada            687,500              3,804,774
       Newmont Mining Corp. ......................................     United States      1,874,600             72,659,496
       Noranda Inc. ..............................................        Canada          1,069,800             18,304,093
       Placer Dome Inc. ..........................................        Canada            264,100              4,412,336
    a  Randgold & Exploration Co. Ltd., ADR ......................     South Africa         143,100                357,750
    a  Wheaton River Minerals Ltd. ...............................        Canada          1,868,279              5,211,533
    a  Wheaton River Minerals Ltd., wts., 5/30/07 ................        Canada            600,670                936,341
                                                                                                            ---------------
                                                                                                               366,735,508
                                                                                                            ---------------

20 | Semiannual Report

Mutual Discovery Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                        SHARES/WARRANTS/
                                                                          COUNTRY           CONTRACTS             VALUE
---------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
       MULTI-UTILITIES & UNREGULATED POWER 1.0%
    a  Calpine Corp. .............................................     United States        751,900         $    3,248,208
       National Grid Transco PLC .................................    United Kingdom      1,685,466             13,005,799
  a,e  NRG Energy Inc. ...........................................     United States      1,310,528             32,501,095
    m  NRG Energy Inc., Contingent Distribution ..................     United States     57,796,896                     --
                                                                                                            ---------------
                                                                                                                48,755,102
                                                                                                            ---------------

       MULTILINE RETAIL .6%
       Marks & Spencer Group PLC .................................    United Kingdom      4,449,964             29,273,955
                                                                                                            ---------------

       OIL & GAS 2.7%
    a  Anchor Resources LLC ......................................     United States         53,272                     --
       BP PLC ....................................................    United Kingdom      2,095,000             18,502,503
       BP PLC, ADR ...............................................    United Kingdom        180,900              9,690,813
       Canadian Oil Sands Trust ..................................        Canada            389,100             12,812,802
       Eni SpA ...................................................         Italy            847,600             16,829,696
       Occidental Petroleum Corp. ................................     United States         91,400              4,424,674
       Suncor Energy Inc. ........................................        Canada          1,037,600             26,320,176
       Total SA, B ...............................................        France            127,671             24,340,328
       Total SA, B, ADR ..........................................        France            208,648             20,046,900
                                                                                                            ---------------
                                                                                                               132,967,892
                                                                                                            ---------------

       PAPER & FOREST PRODUCTS 1.1%
       Abitibi-Consolidated Inc. .................................        Canada            895,004              6,107,989
       Potlatch Corp. ............................................     United States      1,167,450             48,612,618
                                                                                                            ---------------
                                                                                                                54,720,607
                                                                                                            ---------------

       PERSONAL PRODUCTS .3%
       Beiersdorf AG .............................................        Germany           136,110             15,947,092
                                                                                                            ---------------

       PHARMACEUTICALS 2.4%
       Aventis SA ................................................        France            306,900             23,168,816
       Fujisawa Pharmaceutical Co. Ltd. ..........................         Japan          1,218,800             28,874,105
       Sanofi Synthelabo SA ......................................        France            147,000              9,317,947
       Takeda Pharmaceutical Co. Ltd. ............................         Japan            672,500             29,521,835
       Wyeth .....................................................     United States        666,200             24,089,792
       Yamanouchi Pharmaceutical Co. Ltd. ........................         Japan             42,300              1,422,728
                                                                                                            ---------------
                                                                                                               116,395,223
                                                                                                            ---------------

       REAL ESTATE 2.2%
       American Financial Realty Trust ...........................     United States         96,400              1,377,556
  a,b  Canary Wharf Group PLC ....................................    United Kingdom      5,400,183             27,812,774
       Chelsea Property Group Inc. ...............................     United States         39,100              2,550,102
       iStar Financial Inc. ......................................     United States      1,056,000             42,240,000
  a,b  Security Capital European Realty ..........................      Luxembourg           77,014                565,283
a,b,c  Torre Mayor Investments, LP ...............................        Mexico                170             11,050,000
       Ventas Inc. ...............................................     United States        856,200             19,992,270
                                                                                                            ---------------
                                                                                                               105,587,985
                                                                                                            ---------------

                                                          Semiannual Report | 21

Mutual Discovery Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                        SHARES/WARRANTS/
                                                                         COUNTRY           CONTRACTS             VALUE
---------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
       ROAD & RAIL .6%
       Florida East Coast Industries Inc. ........................     United States        657,900         $   25,427,835
       Norfolk Southern Corp. ....................................     United States        159,600              4,232,592
                                                                                                            ---------------
                                                                                                                29,660,427
                                                                                                            ---------------

       SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT .4%
       Samsung Electronics Co. Ltd. ..............................      South Korea          48,500             20,021,203
                                                                                                            ---------------

       SOFTWARE .5%
       Nintendo Co. Ltd. .........................................         Japan            200,200             23,209,733
                                                                                                            ---------------

       SPECIALTY RETAIL .3%
    a  Hollywood Entertainment Corp. .............................     United States        279,700              3,736,792
    a  Koninklijke Vendex ........................................      Netherlands         203,162              3,791,692
       W.H. Smith PLC ............................................    United Kingdom      1,062,800              6,090,544
                                                                                                            ---------------
                                                                                                                13,619,028
                                                                                                            ---------------

       THRIFTS & MORTGAGE FINANCE .3%
       Hudson City Bancorp Inc. ..................................     United States        376,333             12,584,576
                                                                                                            ---------------

       TOBACCO 10.0%
       Altadis SA ................................................         Spain          3,181,151             98,306,712
       Altria Group Inc. .........................................     United States        812,405             40,660,870
       British American Tobacco PLC ..............................    United Kingdom     10,342,443            160,270,167
       Gallaher Group PLC ........................................    United Kingdom      3,069,842             37,105,105
       Imperial Tobacco Group PLC ................................    United Kingdom      3,570,147             76,916,591
       ITC Ltd. ..................................................         India          1,202,467             23,222,848
       KT & G Corp., GDR, 144A ...................................      South Korea       4,680,078             53,118,885
       R.J. Reynolds Tobacco Holdings Inc., Aug. 60.00 Puts, 8/21/04   United States            290                 18,850
                                                                                                            ---------------
                                                                                                               489,620,028
                                                                                                            ---------------

       WIRELESS TELECOMMUNICATION SERVICES .3%
    a  AT&T Wireless Services Inc. ...............................     United States      1,048,400             15,013,088
    a  Vast Solutions Inc., B1 ...................................     United States         36,976                     --
    a  Vast Solutions Inc., B2 ...................................     United States         36,976                     --
    a  Vast Solutions Inc., B3 ...................................     United States         36,976                     --
                                                                                                            ---------------
                                                                                                                15,013,088
                                                                                                            ---------------

       TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
         (COST $3,069,031,378) ...................................                                           4,040,381,784
                                                                                                            ---------------

       PREFERRED STOCKS .8%
       DIVERSIFIED TELECOMMUNICATION SERVICES
       PTV Inc., 10.00%, A, pfd. .................................      Switzerland          88,466                676,765
                                                                                                            ---------------

       ELECTRIC UTILITIES
    a  Montana Power Co., 8.45%, pfd. ............................     United States         49,500                688,050
                                                                                                            ---------------

22 | Semiannual Report

Mutual Discovery Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                          COUNTRY            SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------
       PREFERRED STOCKS (CONT.)
       FOOD PRODUCTS .1%
       Unilever NV, pfd. .........................................      Netherlands         494,300         $    3,049,044
                                                                                                            ---------------

       INSURANCE .1%
       United Fire & Casualty Co., 6.375%, cvt. pfd. .............     United States        110,800              4,056,388
                                                                                                            ---------------

       MEDIA .6%
  a,b  Hollinger Inc., cvt., pfd. ................................        Canada          1,866,000             12,859,847
       Hollinger Inc., cvt., pfd. ................................        Canada             48,000                346,374
       News Corp. Ltd., ADR, pfd. ................................       Australia          542,900             17,850,552
                                                                                                            ---------------
                                                                                                                31,056,773
                                                                                                            ---------------
       TOTAL PREFERRED STOCKS (COST $37,118,184) .................                                              39,527,020
                                                                                                            ---------------

                                                                                     --------------------
                                                                                      PRINCIPAL AMOUNT F
                                                                                     --------------------
       CORPORATE BONDS & NOTES 5.1%
       Calpine Corp., senior note,
         7.625%, 4/15/06 .........................................     United States   $  2,579,000              2,282,415
         10.50%, 5/15/06 .........................................     United States        915,000                828,075
       Calpine Generating Co., 144A, 10.25%, 4/01/11 .............     United States     25,597,000             23,293,270
       DecisionOne Corp., Term Loan ..............................     United States      2,638,349              1,385,133
       Eurotunnel PLC,
         FRN, 5.506%, 12/31/18, Tier 2 ...........................    United Kingdom      5,731,599 GBP          8,003,575
         FRN, 5.506%, 12/31/25, Tier 3 ...........................    United Kingdom     23,082,138 GBP         22,604,103
       Eurotunnel SA,
         12/31/18, Tier 2 (Pibor) ................................        France            628,134 EUR            588,448
         12/31/25, Tier 3 (Pibor) ................................        France          5,943,809 EUR          3,905,025
         FRN, 3.338%, 12/31/18, Tier 2 (Libor) ...................        France          1,420,047 EUR          1,330,328
         FRN, 3.338%,12/31/25,  Tier 3 (Libor) ...................        France         26,443,001 EUR         17,372,794
     b FE Capital LLC, 5.00%, 8/28/07 ............................         Japan         32,523,000             37,401,450
       Guadalupe Power Partners LP,
         Debt Service Reserve ....................................     United States        109,700                 97,633
         Power Sale Agreement ....................................     United States        180,700                160,823
         Term Loan ...............................................     United States      1,351,717              1,203,028
       HealthSouth Corp.,
         7.00%, 6/15/08 ..........................................     United States      2,805,000              2,741,887
         7.625%, 6/01/12 .........................................     United States     54,104,000             51,263,540
       Marconi Corp., PLC, 8.00%, 4/30/08 ........................    United Kingdom        152,709                165,365
       MCI Inc.,
         5.908%, 5/01/07 .........................................     United States      4,813,000              4,680,642
         6.688%, 5/01/09 .........................................     United States      8,073,000              7,487,707
         7.735%, 5/01/14 .........................................     United States      4,125,000              3,702,187
     b Motor Coach Industries International Inc., Bank Claim .....     United States     24,703,000             24,703,000
       Odessa-Ector Power Partners LP,
         Debt Service Reserve ....................................     United States         71,900                 64,710
       Power Sale Agreement ......................................     United States        154,800                139,320
         Term Loan ...............................................     United States      1,292,454              1,163,209
       Reliant Energy Channelview LP Inc.,
         Revolver ................................................     United States        306,300                272,607
         Term Loan A .............................................     United States      3,298,700              2,935,843

                                                          Semiannual Report | 23

Mutual Discovery Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                          COUNTRY       PRINCIPAL AMOUNT F       VALUE
---------------------------------------------------------------------------------------------------------------------------
   CORPORATE BONDS & NOTES (CONT.)
 b Seton House Finance Ltd., zero cpn., 2/07/12 ..................    United Kingdom     41,212,000 EUR     $   11,732,882
   Trump Atlantic,
     11.25%, 5/01/06 .............................................     United States     16,296,000             14,259,000
     Series B, 11.25%, 5/01/06 ...................................     United States      4,850,000              4,243,750
     Series B, 144A, 11.25%, 5/01/06 .............................     United States        335,000                293,125
 b TVMAX Holdings Inc., PIK,
     11.50%, 2/01/05 .............................................     United States         33,971                 33,971
     14.00%, 2/01/05 .............................................     United States        291,211                291,211
                                                                                                            ---------------
   TOTAL CORPORATE BONDS & NOTES (COST $248,513,239) .............                                             250,630,056
                                                                                                            ---------------

   BONDS & NOTES IN REORGANIZATION 3.3%
 a Adelphia Communications Corp.,
     9.25%, 10/01/02 .............................................     United States      4,491,000              4,412,407
     8.125%, 7/15/03 .............................................     United States        650,000                633,750
     7.50%, 1/15/04 ..............................................     United States      1,655,000              1,599,144
     10.50%, 7/15/04 .............................................     United States      2,605,000              2,679,894
     9.875%, 3/01/05 .............................................     United States      1,168,000              1,162,160
     10.25%, 11/01/06 ............................................     United States      4,326,000              4,304,370
     9.875%, 3/01/07 .............................................     United States        167,000                166,165
     8.375%, 2/01/08 .............................................     United States      4,053,000              3,982,072
     7.75%, 1/15/09 ..............................................     United States      4,500,000              4,353,750
     7.875%, 5/01/09 .............................................     United States      4,280,000              4,098,100
     9.375%, 11/15/09 ............................................     United States      4,710,000              4,792,425
     10.875%, 10/01/10 ...........................................     United States      4,237,000              4,300,555
     10.25%, 6/15/11 .............................................     United States      3,685,000              3,795,550
 a Aiken Cnty S C Indl Rev Beloit, 6.00%, 12/01/11 ...............     United States        280,000                  1,400
 a Air Canada Inc.,
     6.75%, 2/02/04 ..............................................        Canada          1,017,000 CAD            204,803
     9.00%, 6/01/06 ..............................................        Canada          1,785,000 CAD            366,120
     10.00%, 6/01/06 .............................................        Canada          4,265,000 EUR          1,452,922
     7.25%, 10/01/07 .............................................        Canada          3,243,000 CAD            665,169
   e 10.25%, 3/15/11 .............................................        Canada          9,450,000              2,882,250
     Bank Claim ..................................................        Canada         10,715,600 CAD          2,077,983
     Bank Claim ..................................................        Canada        203,461,000 JPY            540,748
     Term Loan ...................................................        Canada          7,419,000              2,151,510
     zero cpn., 7/31/05 ..........................................        Canada          8,636,401              2,634,102
 a Century Communications Corp.,
     9.50%, 3/01/05 ..............................................     United States        870,000                961,350
     8.875%, 1/15/07 .............................................     United States      1,101,000              1,211,100
     8.75%, 10/01/07 .............................................     United States      1,677,000              1,811,160
     8.375%, 12/15/07 ............................................     United States        392,000                427,770
     Series B, zero cpn., 1/15/08 ................................     United States      3,017,000              1,915,795
     zero cpn., 3/15/03 ..........................................     United States      4,770,000              4,543,425
 a Harnischfeger Industries Inc.,
     8.90%, 3/01/22 ..............................................     United States      2,885,000                 18,464
     8.70%, 6/15/22 ..............................................     United States      2,715,000                 17,647
     7.25%, 12/15/25 .............................................     United States      3,930,000                 25,545
     6.875%, 2/15/27 .............................................     United States      3,670,000                 23,488
     Stipulated Bank Claim .......................................     United States      4,550,000                 28,665

24 | Semiannual Report

Mutual Discovery Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                          COUNTRY       PRINCIPAL AMOUNT F       VALUE
---------------------------------------------------------------------------------------------------------------------------
   BONDS & NOTES IN REORGANIZATION (CONT.)
 a Mirant Americas Generation Inc.,
     8.30%, 5/01/11 ..............................................     United States   $  3,498,000         $    2,640,990
     8.50%, 10/01/21 .............................................     United States        167,000                126,085
     9.125%, 5/01/31 .............................................     United States      3,702,000              2,795,010
 a Mirant Corp.,
     Tranche C Revolver ..........................................     United States      5,745,885              3,059,684
     4 Year Revolver, 7/17/05 ....................................     United States      3,679,327              2,649,116
     364 Day Revolver ............................................     United States      9,888,400              5,265,573
 a Northwestern Corp.,
   e 8.75%, 3/15/12 ..............................................     United States      6,510,000              5,452,125
     6.95%, 11/15/28 .............................................     United States      3,280,000              2,714,200
 a Owens Corning, Revolver .......................................     United States     20,856,496             16,059,502
 a Port Seattle Wash Rev Ref-Beloit Proj., 6.00%, 12/01/17 .......     United States        150,000                    750
 a Safety Kleen Corp., 9.25%, 5/15/09 ............................     United States        520,000                 27,300
 a Safety Kleen Services, 9.25%, 6/01/08 .........................     United States         40,000                    200
 a Teco Panda,
     Bank Claim ..................................................     United States      1,664,400                915,420
     Bank Claim #2 ...............................................     United States      8,450,000              5,239,000
     Debt Service Reserve L/C Loan ...............................     United States        413,400                256,308
     Project L/C Loan Facility ...................................     United States      1,211,500                751,130
 a Telewest Communications PLC,
     11.00%, 10/01/07 ............................................    United Kingdom      6,557,000              3,885,022
     11.25%, 11/01/08 ............................................    United Kingdom      1,015,000                598,850
     9.875%, 4/15/09 .............................................    United Kingdom      7,850,000 GBP          6,228,238
     9.875%, 2/01/10 .............................................    United Kingdom      2,060,000 GBP          1,923,942
     Bank Claim ..................................................    United Kingdom     24,747,022 GBP         22,161,111
     cvt., 5.25%, 2/19/07 ........................................    United Kingdom      6,145,000 GBP          5,349,099
     senior disc. note, 9.25%, 4/15/09 ...........................    United Kingdom      2,615,000              1,268,275
     senior disc. note, zero cpn., 2/01/10 .......................    United Kingdom      2,020,000                898,900
 a Telewest Finance Ltd., cvt., 6.00%, 7/07/05 ...................    United Kingdom      5,738,000              5,687,793
                                                                                                            ---------------
   TOTAL BONDS & NOTES IN REORGANIZATION (COST $124,773,626) .....                                             160,195,381
                                                                                                            ---------------

                                                                                  --------------------------
                                                                                   SHARES/PRINCIPAL AMOUNT F
                                                                                  --------------------------
   COMPANIES IN LIQUIDATION
a,bBrunos Inc., Liquidating Unit .................................     United States         40,574                 89,263
a,bCity Investing Co. Liquidating Trust ..........................     United States        125,500                239,705
 a Guangdong International Trust & Investment Corp.,
     144A, 8.75%, 10/24/16 .......................................         China          2,600,000                175,500
     Revolver - Admitted Claim ...................................       Hong Kong          536,784                 36,233
     Structured Note - Admitted Claim ............................       Hong Kong          849,105                 57,314
     Syndicated Loan - Admitted Claim ............................       Hong Kong        1,468,105                 99,097
a,bMBOP Liquidating Trust ........................................     United States        273,144                    683
a,bPetrie Stores Liquidating Trust, CBI ..........................     United States      1,213,700                558,302
 a United Cos. Financial Corp.,
     Bank Claim ..................................................     United States         77,701                     --
     Revolver ....................................................     United States     19,711,401                     --
                                                                                                            ---------------
   TOTAL COMPANIES IN LIQUIDATION (COST $434,510) ................                                               1,256,097
                                                                                                            ---------------



                                                          Semiannual Report | 25

Mutual Discovery Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                          COUNTRY      PRINCIPAL AMOUNT F        VALUE
---------------------------------------------------------------------------------------------------------------------------
   GOVERNMENT AGENCIES 5.3%
 g Federal Home Loan Bank, 1.71% to 2.26%,
     with maturities to 1/26/07 ..................................     United States $  165,364,000         $  164,749,339
   Federal Home Loan Mortgage Corp., 2.375%, 5/19/06 .............     United States     10,000,000              9,901,720
   Federal National Mortgage Association, 1.81% to 2.20%,
     with maturities to 12/18/06 .................................     United States     20,000,000             19,633,190
   Federal Republic of Germany, 4.25%, 2/18/05 ...................        Germany        15,000,000 EUR         18,481,501
   German Treasury Bills, 1.985% to 1.997%,
     with maturities to 9/15/04 ..................................        Germany        10,000,000 EUR         12,119,007
   Kingdom of Norway, 5.75% to 6.75%, with maturities to 1/15/07          Norway        130,870,000 NOK         19,699,799
   U.S. Treasury Bills, 0.975% to 0.975%, with maturities to 9/09/04   United States     13,000,000             12,980,782
                                                                                                            ---------------
   TOTAL GOVERNMENT AGENCIES (COST $258,304,601) .................                                             257,565,338
                                                                                                            ---------------

                                                                                         -----------
                                                                                            UNITS
                                                                                         -----------
   OTHER INVESTMENTS (COST $15,168,201) .3%
 h Inpower 2 Limited, Jersey .....................................     Jersey Islands     6,309,200             14,702,647
                                                                                                            ---------------

   TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
     (COST $3,753,343,739)                                                                                   4,764,258,323
                                                                                                            ---------------

                                                                                      --------------------
                                                                                       PRINCIPAL AMOUNT F
                                                                                      --------------------
   REPURCHASE AGREEMENTS .2%
i,jBear Stearns & Co. Inc., 1.50%, 7/01/04 (Maturity Value $2,000,165)
     Collateralized by U.S. Treasury Bills, Notes and Bonds ......     United States      2,000,083              2,000,083
i,jBarclays Capital Inc., 1.50%, 7/01/04 (Maturity Value $2,000,165)
     Collateralized by U.S. Treasury Bills, Notes and Bonds ......     United States      2,000,083              2,000,083
i,jMorgan Stanley & Co. Inc., 1.60%, 7/01/04 (Maturity Value $1,901,167)
     Collateralized by U.S. Treasury Bills, Notes and Bonds ......     United States      1,901,084              1,901,084
i,jGoldman Sachs & Co.  1.59%, 7/01/04 (Maturity Value $2,000,175)
     Collateralized by U.S. Treasury Bills, Notes and Bonds ......     United States      2,000,088              2,000,088
i,jJP Morgan Securities, 1.47%, 7/01/04 (Maturity Value $2,000,163)
     Collateralized by U.S. Treasury Bills, Notes and Bonds ......     United States      2,000,082              2,000,082
                                                                                                            ---------------
   TOTAL REPURCHASE AGREEMENTS (COST $9,901,420) .................                                               9,901,420
                                                                                                            ---------------

   TOTAL INVESTMENTS (COST $3,763,245,159) 97.8% .................                                           4,774,159,743
   OPTIONS WRITTEN ...............................................                                                  (8,240)
   SECURITIES SOLD SHORT (.4)% ...................................                                             (19,694,316)
   NET UNREALIZED GAIN/LOSS ON FORWARD EXCHANGE CONTRACTS (.1)% ..                                              (6,970,331)
   OTHER ASSETS, LESS LIABILITIES 2.7% ...........................                                             132,299,211
                                                                                                            ---------------

   NET ASSETS 100.0% .............................................                                          $4,879,786,067
                                                                                                            ---------------

26 | Semiannual Report

Mutual Discovery Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                         COUNTRY            CONTRACTS             VALUE
---------------------------------------------------------------------------------------------------------------------------
   OPTIONS WRITTEN (PREMIUMS RECEIVED $49,513)
   ISSUER
   TOBACCO
 k R.J. Reynolds Tobacco Holdings Inc., Aug. 50.00 Puts, 8/21/04 .     United States            412         $        8,240
                                                                                                            ---------------

                                                                                        -------------
                                                                                            SHARES
                                                                                        -------------
   SECURITIES SOLD SHORT .4%
   ISSUER
   COMMUNICATIONS EQUIPMENT
 l Tellabs Inc. ..................................................     United States        136,400              1,192,136
                                                                                                            ---------------

   FOOD PRODUCTS .4%
 l Kraft Foods Inc., A ...........................................     United States        528,143             16,731,570
                                                                                                            ---------------

   REAL ESTATE
 l Simon Property Group Inc. .....................................     United States         15,600                802,152
                                                                                                            ---------------
   WIRELESS TELECOMMUNICATION SERVICES
 l Microcell Telecommunications Inc., B ..........................        Canada             40,200                968,458
                                                                                                            ---------------
   TOTAL SECURITIES SOLD SHORT (PROCEEDS $21,037,350) ............                                          $   19,694,316
                                                                                                            ---------------

CURRENCY ABBREVIATIONS: | CAD - Canadian Dollar | EUR - Euro | GBP - British Pound | JPY - Japanese Yen | NOK - Norwegian Krone

a Non-income producing.
b See Note 9 regarding restricted securities.
c See Note 10 regarding Holdings of 5% Voting Securities.
d A member of the Fund's Portfolio Management team serves as a member on the board of directors. As a result of this involvement, the Portfolio Manager could receive material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.
e Security on loan. See Note 1(i).
f The principal amount is stated in U.S. dollars unless otherwise indicated.
g See Note 1(h) regarding securities segregated with broker for securities sold short.
h Units consist of Noteco Ltd., Floating Rate Note (FRN), 6.213%, 6/30/15, Series A2 (Principal Amount 6,309,200 GBP), Noteco Ltd., FRN, 6.213%, 6/30/20, Series A3 (Principal Amount 1,190,300 GBP), and 1,190,300 shares of Drax Group Ltd., common.
i Investments from cash collateral received for loaned securities. See Note
1(i).
j See Note 1(c) regarding repurchase agreements.
k See Note 1(g) regarding written options.
l See Note 1(h) regarding securities sold short.
m Contingent Distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

                     Semiannual Report | See notes to financial statements. | 27

Mutual Discovery Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2004 (unaudited)

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ..........................................................................    $3,722,068,721
  Cost - Controlled affiliates (Note 10) ...............................................................           952,779
  Cost - Non-controlled affiliated issuers (Note 10) ...................................................        40,223,659
                                                                                                            ===============
  Value - Unaffiliated issuers (includes securities segregated with broker for securities sold short
   in the amount of $6,857,729)a .......................................................................     4,725,172,185
  Value - Controlled affiliates (Note 10) ..............................................................           500,007
  Value - Non-controlled affiliated issuers (Note 10) ..................................................        48,487,551
 Cash ..................................................................................................         3,150,925
 Foreign currency, at value (cost $102,868,829) ........................................................       103,196,727
 Receivables:
  Investment securities sold ...........................................................................        34,460,728
  Capital shares sold ..................................................................................         8,455,922
  Dividends and interest ...............................................................................        12,142,018
 Unrealized gain on forward exchange contracts (Note 8) ................................................        11,705,325
 Cash on deposit with broker for securities sold short .................................................        22,837,966
 Due from brokers - synthetic equity swaps .............................................................         2,982,763
                                                                                                            ---------------
      Total assets .....................................................................................     4,973,092,117
                                                                                                            ---------------
Liabilities:
 Payables:
  Investment securities purchased ......................................................................        32,780,711
  Capital shares redeemed ..............................................................................         4,081,540
  Affiliates ...........................................................................................         6,710,536
 Options written, at value (premiums received $49,513) .................................................             8,240
 Securities sold short, at value (proceeds $21,037,350) ................................................        19,694,316
 Payable upon return of securities loaned (Note 1i) ....................................................         9,901,420
 Unrealized loss on forward exchange contracts (Note 8) ................................................        18,675,656
 Deferred tax (Note 1l) ................................................................................           888,248
 Other liabilities .....................................................................................           565,383
                                                                                                            ---------------
      Total liabilities ................................................................................        93,306,050
                                                                                                            ---------------
        Net assets, at value ...........................................................................    $4,879,786,067
                                                                                                            ===============
Net assets consist of:
 Undistributed net investment income (loss) ............................................................    $   16,054,791
 Net unrealized appreciation (depreciation) ............................................................     1,005,350,278
 Accumulated net realized gain (loss) ..................................................................        14,530,726
 Capital shares ........................................................................................     3,843,850,272
                                                                                                            ---------------
        Net assets, at value ...........................................................................    $4,879,786,067
                                                                                                            ===============

28 | Semiannual Report

Mutual Discovery Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2004 (unaudited)

CLASS Z:
 Net assets, at value .........................................................    $2,252,216,166
                                                                                   ===============
 Shares outstanding ...........................................................       104,509,204
                                                                                   ===============
 Net asset value and maximum offering price per share b .......................            $21.55
                                                                                   ===============
CLASS A:
 Net assets, at value .........................................................    $1,653,041,995
                                                                                   ===============
 Shares outstanding ...........................................................        77,354,923
                                                                                   ===============
 Net asset value per share c ..................................................            $21.37
                                                                                   ===============
 Maximum offering price per share (net asset value per share / 94.25%) ........            $22.67
                                                                                   ===============
CLASS B:
 Net assets, at value .........................................................    $  144,724,856
                                                                                   ===============
 Shares outstanding ...........................................................         6,897,125
                                                                                   ===============
 Net asset value and maximum offering price per share c .......................            $20.98
                                                                                   ===============
CLASS C:
 Net assets, at value .........................................................    $  798,459,058
                                                                                   ===============
 Shares outstanding ...........................................................        37,597,662
                                                                                   ===============
 Net asset value and maximum offering price per share c .......................            $21.24
                                                                                   ===============
CLASS R:
 Net assets, at value .........................................................    $   31,343,992
                                                                                   ===============
 Shares outstanding ...........................................................         1,474,445
                                                                                   ===============
 Net asset value and maximum offering price per share c .......................            $21.26
                                                                                   ===============

a Including securities loaned. See Note 1(i).
b Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.
c Redemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Fund.

                     Semiannual Report | See notes to financial statements. | 29

Mutual Discovery Fund

STATEMENT OF OPERATIONS
for the six months ended June 30, 2004 (unaudited)

Investment income:
 (net of foreign taxes of $8,505,255)
 Dividends:
  Unaffiliated issuers .................................................................................    $   63,856,866
  Non-controlled affiliated issuers (Note 10) ..........................................................           154,284
 Interest:
  Unaffiliated issuers .................................................................................        23,717,321
                                                                                                            ---------------
      Total investment income ..........................................................................        87,728,471
                                                                                                            ---------------
Expenses:
 Management fees (Note 3) ..............................................................................        18,810,474
 Administrative fees (Note 3) ..........................................................................         1,812,960
 Distribution fees (Note 3)
  Class A ..............................................................................................         2,726,626
  Class B ..............................................................................................           648,938
  Class C ..............................................................................................         3,832,284
  Class R ..............................................................................................            67,715
 Transfer agent fees (Note 3) ..........................................................................         3,447,800
 Custodian fees (Note 4) ...............................................................................           411,700
 Reports to shareholders ...............................................................................           116,100
 Registration and filing fees ..........................................................................           113,100
 Professional fees .....................................................................................           153,676
 Directors' fees and expenses ..........................................................................            81,300
 Dividends for securities sold short ...................................................................           249,997
 Other .................................................................................................            58,700
                                                                                                            ---------------
      Total expenses ...................................................................................        32,531,370
      Expense reductions (Note 4) ......................................................................            (6,388)
                                                                                                            ---------------
        Net expenses ...................................................................................        32,524,982
                                                                                                            ---------------
        Net investment income ..........................................................................        55,203,489
                                                                                                            ---------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments:
   Unaffiliated issuers ................................................................................       254,385,486
   Non-controlled affiliated issuers (Note 10) .........................................................           799,076
  Written options (Note 1g) ............................................................................           853,973
  Securities sold short (Note 1h) ......................................................................        (1,363,825)
  Foreign currency transactions ........................................................................       (76,678,399)
                                                                                                            ---------------
        Net realized gain (loss) .......................................................................       177,996,311
 Net unrealized appreciation (depreciation) on:
  Investments ..........................................................................................      (136,383,471)
  Translation of assets and liabilities denominated in foreign currencies ..............................        83,429,006
  Deferred taxes (Note 1l)...............................................................................           132,732
                                                                                                            ---------------
        Net unrealized appreciation (depreciation) .....................................................       (52,821,733)
                                                                                                            ---------------
Net realized and unrealized gain (loss) ................................................................       125,174,578
                                                                                                            ---------------
Net increase (decrease) in net assets resulting from operations ........................................    $  180,378,067
                                                                                                            ===============

30 | See notes to financial statements. | Semiannual Report

Mutual Discovery Fund

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended June 30, 2004 (unaudited) and the year ended December 31, 2003

                                                                                       ------------------------------------
                                                                                       SIX MONTHS ENDED       YEAR ENDED
                                                                                         JUNE 30, 2004    DECEMBER 31, 2003
                                                                                       ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........................................................     $   55,203,489       $   45,532,915
  Net realized gain (loss) from investments, written options, securities sold short,
   and foreign currency transactions .............................................        177,996,311           29,981,143
  Net unrealized appreciation (depreciation) on investments and translation of assets,
   liabilities denominated in foreign currencies, and deferred taxes .............        (52,821,733)         953,339,663
                                                                                       ------------------------------------
     Net increase (decrease) in net assets resulting from operations .............        180,378,067        1,028,853,721
 Distributions to shareholders from:
  Net investment income:
   Class Z .......................................................................        (12,935,162)         (44,545,119)
   Class A .......................................................................         (9,073,357)         (24,770,503)
   Class B .......................................................................           (741,325)          (1,472,248)
   Class C .......................................................................         (3,998,728)          (8,953,988)
   Class R .......................................................................           (167,353)            (310,609)
                                                                                       ------------------------------------
 Total distributions to shareholders..............................................        (26,915,925)         (80,052,467)
 Capital share transactions (Note 2):
  Class Z ........................................................................          7,138,658           13,927,225
  Class A ........................................................................        164,071,438          225,050,877
  Class B ........................................................................         25,249,214           28,358,365
  Class C ........................................................................         50,241,744           47,141,801
  Class R ........................................................................         11,031,448           12,178,619
                                                                                       ------------------------------------
 Total capital share transactions ................................................        257,732,502          326,656,887
 Redemption fees (Note 1n) .......................................................             15,035                   --
     Net increase (decrease) in net assets .......................................        411,209,679        1,275,458,141
Net assets:
 Beginning of period .............................................................      4,468,576,388        3,193,118,247
                                                                                       ------------------------------------
 End of period ...................................................................     $4,879,786,067       $4,468,576,388
                                                                                       ====================================
Undistributed net investment income (loss) included in net assets:
 End of period ...................................................................     $   16,054,791       $  (12,232,773)
                                                                                       ====================================

                     Semiannual Report | See notes to financial statements. | 31

Mutual Discovery Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Discovery Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation by investing primarily in common and preferred stocks and bonds. The Fund may also invest up to 100% of its assets in foreign securities. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Debt securities, other over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities (including restricted securities) will be valued at fair value. Investments in open-end mutual funds are valued at the closing net asset value. Short-term securities are valued at amortized cost which approximates current value. All security valuation procedures are approved by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

32 | Semiannual Report

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At June 30, 2004, all repurchase agreements held by the Fund had been entered into on that date.

D. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

E. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fund purchases or sells foreign securities, it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

F. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin" are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

                                                          Semiannual Report | 33

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. OPTION CONTRACTS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options pur-chased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

H. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size and will be recognized upon the termination of a short sale.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

I. SECURITIES LENDING

The Fund loans securities directly to certain brokers through a securities lending agent for which it received cash collateral against the loaned securities in an amount equal to at least 102% of the loaned securities. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund received interest income of $28,359 from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

34 | Semiannual Report

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on a tax basis and may differ from net investment income and realized gains for financial reporting purposes.

K. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

L. DEFERRED TAXES

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

M. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period.
Actual results could differ from those estimates.

N. REDEMPTION FEES

Redemptions and exchanges of Fund shares held five trading days or less (30 days or less prior to June 1, 2004 and 90 days or less prior to January 1, 2004) may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital as noted in the statement of changes.

                                                          Semiannual Report | 35

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

O. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
However, based on experience, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

The Fund offers five classes of shares: Class Z, Class A, Class B, Class C and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2004 there were 800 million shares authorized ($0.001 par value) of which 300 million, 100 million, 100 million, 100 million and 200 million were designated as Class Z, Class A, Class B, Class C and Class R, respectively. Transactions in the Fund's shares were as follows:

                                       ---------------------------------------------------------------
                                             SIX MONTHS ENDED                      YEAR ENDED
                                               JUNE 30, 2004                    DECEMBER 31, 2003
                                       ---------------------------------------------------------------
                                           SHARES        AMOUNT              SHARES         AMOUNT
                                       ---------------------------------------------------------------
CLASS Z SHARES:
 Shares sold .......................     4,221,613   $  90,383,567         9,521,544    $ 169,344,371
 Shares issued in reinvestment of
  distributions ....................       553,486      11,850,034         2,060,606       40,579,936
 Shares redeemed ...................    (4,457,185)    (95,094,943)      (10,979,119)    (195,997,082)
                                       ---------------------------------------------------------------
 Net increase (decrease) ...........       317,914   $   7,138,658           603,031    $  13,927,225
                                       ===============================================================
CLASS A SHARES:
 Shares sold .......................    14,990,015   $ 318,572,139        22,055,132    $ 399,929,888
 Shares issued in reinvestment of
  distributions ....................       403,005       8,555,504         1,194,006       23,361,387
 Shares redeemed ...................    (7,699,028)   (163,056,205)      (11,199,697)    (198,240,398)
                                       ---------------------------------------------------------------
 Net increase (decrease) ...........     7,693,992   $ 164,071,438        12,049,441    $ 225,050,877
                                       ===============================================================
CLASS B SHARES:
 Shares sold .......................     1,435,863   $  30,023,396         2,016,211    $  35,204,480
 Shares issued in reinvestment of
  distributions ....................        32,181         670,973            69,605        1,329,652
 Shares redeemed ...................      (261,060)     (5,445,155)         (481,371)      (8,175,767)
                                       ---------------------------------------------------------------
 Net increase (decrease) ...........     1,206,984   $  25,249,214         1,604,445    $  28,358,365
                                       ===============================================================
CLASS C SHARES:
 Shares sold .......................     4,648,085   $  98,308,341         6,757,550    $ 121,233,343
 Shares issued in reinvestment of
  distributions ....................       169,544       3,579,063           418,839        8,050,042
 Shares redeemed ...................    (2,448,318)    (51,645,660)       (4,741,353)     (82,141,584)
                                       ---------------------------------------------------------------
 Net increase (decrease) ...........     2,369,311   $  50,241,744         2,435,036    $  47,141,801
                                       ===============================================================

36 | Semiannual Report

Mutual Discovery Fund

2. CAPITAL STOCK (CONTINUED)

                                       ---------------------------------------------------------------
                                             SIX MONTHS ENDED                      YEAR ENDED
                                               JUNE 30, 2004                    DECEMBER 31, 2003
                                       ---------------------------------------------------------------
                                           SHARES        AMOUNT              SHARES         AMOUNT
                                       ---------------------------------------------------------------
CLASS R SHARES:
 Shares sold .......................       612,866     $12,902,172           854,653     $ 14,829,497
 Shares issued in reinvestment of
  distributions ....................         7,881         166,447            15,801          308,897
 Shares redeemed ...................       (96,419)     (2,037,171)         (165,979)      (2,959,775)
                                       ---------------------------------------------------------------
 Net increase (decrease) ...........       524,328     $11,031,448           704,475     $ 12,178,619
                                       ===============================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Series Fund are also officers and/or directors of the following entities:

----------------------------------------------------------------------------------------
  ENTITY                                                         AFFILIATION
----------------------------------------------------------------------------------------
  Franklin Mutual Advisers, LLC (Franklin Mutual)                Investment manager
  Franklin Templeton Services, LLC (FT Services)                 Administrative manager
  Franklin Templeton Distributors, Inc. (Distributors)           Principal underwriter
  Franklin Templeton Investor Services, LLC (Investor Services)  Transfer agent

The Fund pays an investment management fee to Franklin Mutual of 0.80% per year of the average daily net assets of the Fund. Effective July 1, 2004, the Fund will pay fees based on the average daily net assets of the Fund as follows:

-------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
-------------------------------------------------------------------------
        0.800%          First $4 billion
        0.770%          Over $4 billion, up to and including $7 billion
        0.750%          Over $7 billion, up to and including $10 billion
        0.730%          Over $10 billion

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregated average daily net assets as follows:

---------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
---------------------------------------------------------------------------
        0.150%          First $200 million
        0.135%          Over $200 million, up to and including $700 million
        0.100%          Over $700 million, up to and including $1.2 billion
        0.075%          Over $1.2 billion

The Fund reimburses Distributors up to 0.35% , 1.00%, 1.00%, and .50% per year of the average daily net asset of Class A, Class B, Class C, and Class R , respectively, for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan. Under the distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

                                                          Semiannual Report | 37

Mutual Discovery Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

Distributors has advised the Fund of the following commission transactions related to the sale of the Fund's shares for the period ended June 30, 2004:

Commissions paid......................................        $1,852,015
Sales charges received................................        $  393,915
Contingent deferred sales charges retained............        $  106,730

The Fund paid transfer agent fees of $3,447,800, of which $2,262,682 was paid to Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At June 30, 2004, net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

Cost of investments ..................................    $3,790,600,545
                                                          ---------------
Unrealized appreciation ..............................    $1,084,075,891
Unrealized depreciation ..............................      (100,516,693)
                                                          ---------------
Net unrealized appreciation (depreciation) ...........    $  983,559,198
                                                          ===============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions, passive foreign investment company shares and bond discounts and premiums.

At December 31, 2003, the Fund had deferred capital losses occurring subsequent to October 31, 2003 of $35,510,691. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

At December 31, 2003, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
 2010 .........................................        $144,728,368
 2011 .........................................          63,959,606
                                                       -------------
                                                       $208,687,974
                                                       =============

38 | Semiannual Report

Mutual Discovery Fund

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities and securities sold short) for the period ended June 30, 2004, aggregated $1,207,027,520 and $924,659,103, respectively.

Transactions in options written during the period ended June 30, 2004 were as follows:
                                         ------------------------------
                                             NUMBER           PREMIUMS
                                          OF CONTRACTS        RECEIVED
                                         ------------------------------
Options outstanding at
 December 31, 2003 .................        1,044,821       $  279,446
Options written ....................          893,459        1,810,801
Options expired ....................         (449,033)        (701,846)
Options exercised ..................       (1,486,906)        (980,125)
Options closed .....................           (1,929)        (358,763)
                                         ------------------------------
Options outstanding at
 June 30, 2004 .....................              412       $   49,513
                                         ==============================

7. SYNTHETIC EQUITY SWAPS

As of June 30, 2004, the Fund had the following synthetic equity swaps outstanding:

----------------------------------------------------------------------------------------------------
                                                             NUMBER OF                   UNREALIZED
  CONTRACTS TO BUY                                           CONTRACTS       VALUE       GAIN (LOSS)
----------------------------------------------------------------------------------------------------
  Aventis SA (60.20 - 62.30 EUR) ..........................    29,384    $2,218,288       $   2,707
  Christian Dior SA (47.22 - 55.43 EUR) ...................    72,157     4,666,023         303,729
                                                                                          ----------
  Total contracts to buy ..........................................................       $ 306,436
                                                                                          ----------

----------------------------------------------------------------------------------------------------
                                                             NUMBER OF                   UNREALIZED
  CONTRACTS TO SELL                                          CONTRACTS       VALUE       GAIN (LOSS)
----------------------------------------------------------------------------------------------------
  LVMH Moet Hennessy Louis Vuitton (56.41 - 61.76 EUR) ....    72,012    $5,208,611       $ (15,172)
                                                                                          ----------
  Total contracts to sell .........................................................         (15,172)
                                                                                          ----------
  Net unrealized gain (loss) ......................................................       $ 291,264
                                                                                          ==========

8. FORWARD EXCHANGE CONTRACTS

At June 30, 2004, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

----------------------------------------------------------------------------------------------------
                                                            IN        SETTLEMENT         UNREALIZED
  CONTRACTS TO BUY                                     EXCHANGE FOR      DATE            GAIN (LOSS)
----------------------------------------------------------------------------------------------------
     18,778,772   South African Rand .......  U.S.     $ 2,822,464      7/26/04     U.S.  $ 220,313
    898,418,273   Japanese Yen .............             8,350,000      9/21/04              84,435
     88,461,517   Swedish Krona ............            11,661,672      9/23/04              65,777
     34,632,487   Norwegian Krone ..........             4,975,000     10/15/04              18,434
                                                       -----------                        ----------
                                               U.S.    $27,809,136                  U.S.  $ 388,959
                                                       -----------                        ----------

                                                          Semiannual Report | 39

Mutual Discovery Fund

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

----------------------------------------------------------------------------------------------------
                                                            IN        SETTLEMENT         UNREALIZED
  CONTRACTS TO SELL                                    EXCHANGE FOR      DATE            GAIN (LOSS)
----------------------------------------------------------------------------------------------------
     87,860,345   British Pounds ............. U.S. $  161,133,088      7/08/04   U.S. $  1,913,877
    296,079,653   Canadian Dollars ...........         226,830,802      7/21/04           6,093,938
     23,257,854   British Pounds .............          42,347,637      8/10/04             314,037
     44,667,831   Swiss Franc ................          36,463,536      8/17/04             747,100
      3,171,615   British Pounds .............           5,758,113      8/20/04              32,648
     19,700,000   Euro .......................          24,825,082      8/23/04             880,643
     46,550,000   Euro .......................          57,420,098      9/17/04             853,239
    589,822,130   Danish Krona ...............          96,586,000      9/17/04             178,565
  6,790,680,000   Korean Won .................           5,850,000      9/17/04               7,081
  3,600,592,600   Japanese Yen ...............          33,374,122      9/24/04             242,700
      4,500,000   South African Rand .........           5,520,188      9/27/04              52,538
                                                     -------------                     -------------
                                               U.S.  $ 696,108,666                     $ 11,316,366
                                                     =============                     -------------
      Unrealized gain on forward exchange contracts ............................  U.S. $ 11,705,325
                                                                                       =============

----------------------------------------------------------------------------------------------------
                                                            IN        SETTLEMENT         UNREALIZED
  CONTRACTS TO BUY                                     EXCHANGE FOR      DATE            GAIN (LOSS)
----------------------------------------------------------------------------------------------------
     14,550,000   South African Rand ......... U.S.   $  2,329,864       7/26/04  U.S. $     (1,119)
     16,524,707   Swedish Krona ..............           2,192,652       9/23/04             (3,831)
    105,422,555   Norwegian Krone ............          15,447,019      10/15/04           (246,823)
                                                     -------------                     -------------
                                               U.S.   $ 19,969,535                U.S. $   (251,773)
                                                     =============                     -------------

----------------------------------------------------------------------------------------------------
                                                            IN        SETTLEMENT         UNREALIZED
  CONTRACTS TO SELL                                    EXCHANGE FOR      DATE            GAIN (LOSS)
----------------------------------------------------------------------------------------------------
     21,042,041   Canadian Dollars ........... U.S.  $  15,516,098       7/21/04  U.S. $   (179,371)
    547,423,168   South African Rand .........          79,802,703       7/26/04         (8,897,805)
     35,144,120   British Pounds .............          62,540,534       8/10/04           (958,515)
    103,830,027   British Pounds .............          74,728,365       8/20/04         (1,105,584)
     42,450,000   Euro .......................          50,328,017       8/23/04         (1,267,995)
     85,199,915   Danish Krona ...............          13,681,451       9/17/04           (245,132)
 64,932,458,750   Korean Won .................          55,700,000       9/17/04           (220,129)
    157,979,004   Swedish Krona ..............          20,941,568       9/23/04             (1,897)
  6,281,145,700   Japanese Yen ...............          57,712,167       9/24/04            (84,788)
     45,550,000   Euro .......................          54,790,277       9/27/04           (554,493)
    572,820,697   Norwegian Krone ............          82,098,289      10/15/04           (493,020)
    111,334,148   Euro .......................         131,902,165      10/25/04         (3,366,896)
     45,637,017   Euro .......................          54,473,146      11/24/04           (973,018)
     27,875,000   New Zealand Dollars ........          17,261,038      12/17/04            (75,240)
                                                     -------------                     -------------
                                               U.S.  $ 771,475,818                      (18,423,883)
                                                     =============                     -------------
     Unrealized loss on forward exchange contracts .............................        (18,675,656)
                                                                                       -------------
          Net unrealized loss on forward exchange contracts ....................  U.S. $ (6,970,331)
                                                                                       =============

40 | Semiannual Report

Mutual Discovery Fund

9. RESTRICTED SECURITIES

At June 30, 2004, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At June 30, 2004, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Board of Directors, as follows:

------------------------------------------------------------------------------------------------------
  SHARES/WARRANTS
  OR PRINCIPAL                                                ACQUISITION
  AMOUNT        ISSUER                                            DATE       COST            VALUE
------------------------------------------------------------------------------------------------------
     128,355    A.B. Watley Group Inc. ......................    4/02/01   $ 407,498    $     26,954
     332,512    AboveNet Inc. ...............................   10/02/01  12,518,114       7,968,118
      11,105    AboveNet Inc., wts., 9/08/08 ................   10/02/01          --          62,188
      13,066    AboveNet Inc., wts., 9/08/10 ................   10/02/01   2,989,183          31,358
  46,367,000    AboveNet Inc., Contingent Distribution ......   10/02/01   3,741,905              --
      40,574    Brunos Inc., Liquidating Trust ..............   11/20/98          --          89,263
   5,400,183    Canary Wharf Group PLC ......................    3/26/99          --      27,812,774
     125,500    City Investing Co. Liquidating Trust ........    4/29/93     102,845         239,705
      11,445    Fe Capital Holdings Ltd. ....................    8/29/03  11,444,600      15,221,318
  32,523,000    Fe Capital LLC 5.00%, 8/28/07 ...............    8/29/03  32,318,574      37,401,450
     212,022    FHC Deleware Inc. ...........................    7/28/98   1,952,962       1,668,613
   8,758,216    Hancock LLC .................................    3/06/97     952,779         500,007
   1,866,000    Hollinger Inc., cvt., pfd. ..................    3/18/04  14,763,783      12,859,847
   2,689,230    International Steel Group ...................    4/10/02  12,990,000      72,004,133
     684,780    Leucadia National Corp. .....................   12/20/02  24,138,495      32,331,888
     273,144    MBOP Liquidating Trust ......................    6/24/97          --             683
  24,703,000    Motor Coach Industries International Inc.,
                 Bank Claim .................................    5/27/04  24,703,000      24,703,000
   8,656,000    Nippon Investment LLC .......................    2/14/01          --              --
     627,046    NTL Inc. ....................................    1/08/03  32,880,475      34,323,871
      47,160    Olympus Re Holdings Ltd. ....................   12/19/01   4,716,000       8,566,614
   1,213,700    Petrie Stores Liquidating Trust, CBI ........    8/08/96          --         558,302
      77,014    Security Capital European Realty ............    4/08/98   1,930,137         565,283
  41,212,000    Seton House Finance Ltd., zero cpn.,
                2/07/12 .....................................   12/01/03  12,385,294      11,732,882
         170    Torre Mayor Investments, LP .................   10/28/02  17,000,000      11,050,000
      33,971    TVMAX Holdings Inc., PIK,
                11.50%, 2/01/05 .............................    4/29/04      33,971          33,971
     291,211    TVMAX Holdings Inc., PIK,
                14.00%, 2/01/05 .............................    4/03/03     291,211         291,211
      61,515    White Mountains Insurance
                 Group Inc. .................................   10/22/02  18,146,925      29,804,018
                                                                                        =============
TOTAL RESTRICTED SECURITIES (6.8% OF NET ASSETS) ....................................   $329,847,451
                                                                                        =============

                                                          Semiannual Report | 41

Mutual Discovery Fund

10. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund at June 30, 2004 were as shown below.

-------------------------------------------------------------------------------------------------------------------
                           NUMBER OF SHARES                      NUMBER OF SHARES VALUE AT               REALIZED
                           HELD AT BEGINNING   GROSS     GROSS    HELD AT END      END OF   INVESTMENT    CAPITAL
 NAME OF ISSUER               OF PERIOD      ADDITIONS REDUCTIONS   OF PERIOD      PERIOD     INCOME    GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------
 CONTROLLED AFFILIATES a
 Hancock LLC .............   8,758,216          --          --     8,758,216  $   500,007    $    --    $      --
                                                                              -------------------------------------
 TOTAL CONTROLLED AFFILIATES ..............................................   $   500,007    $    --    $      --
                                                                              =====================================
 NON-CONTROLLED AFFILIATES
 Farmer Brothers Co. .....      81,152     746,885          --       828,037  $22,216,233    $154,284   $     --
 FE Capital Holdings Ltd.       11,445          --          --        11,445   15,221,318          --         --
 Nippon Investment, LLC ..   8,656,000          --          --     8,656,000           --          --         --
 Southwest Royalties Inc., A    53,272          --      53,272            --             b         --    799,076
 Torre Mayor
    Investments, LP ......         170          --          --           170   11,050,000          --         --
                                                                              -------------------------------------
 TOTAL NON-CONTROLLED AFFILIATES ..........................................   $48,487,551    $154,284   $799,076
                                                                              =====================================
 TOTAL AFFILIATED SECURITIES (1% OF NET ASSETS) ...........................   $48,987,558    $154,284   $799,076
                                                                              =====================================

a Issuer in which the Fund owns 25% or more of the outstanding voting securities. b As of June 30, 2003, no longer an affiliate.

11. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING
On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company") claiming violations of the Massachusetts Uniform Securities Act ("Massachusetts Act") with respect to an alleged arrangement to permit market timing (the "Mass. Proceeding"). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) SETTLEMENT
On August 2, 2004, the Company announced that an agreement had been reached by an affiliate of the Fund's investment manager with the SEC that resolved the issues resulting from the SEC's investigation of market timing activity. The SEC issued an "order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order" (the "Order"). The SEC's Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

42 | Semiannual Report

Mutual Discovery Fund

11. REGULATORY MATTERS (CONTINUED)

U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) SETTLEMENT (CONTINUED)
Under the terms of the SEC's Order, pursuant to which an affiliate of the Fund's investment manager neither admits nor denies any wrongdoing, an affiliate of the Fund's investment manager has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires an affiliate of the Fund's investment manager to, among other things, enhance and periodically review compliance policies and procedures.

OTHER GOVERNMENTAL INVESTIGATIONS
As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against an affiliate of the Fund's investment manager and the Fund's principal underwriter concerning payments to securities dealers who sell fund shares (commonly referred to as "revenue sharing"). The staff of the California Attorney General's Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and the Fund's principal underwriter arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.

                                                          Semiannual Report | 43

Mutual Discovery Fund

11. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS
The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees.
These lawsuits are styled as class actions and derivative actions.

The Company's management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

44 | Semiannual Report

Mutual Discovery Fund

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at http://www.sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.

                                                          Semiannual Report | 45

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
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
Literature Request

For a brochure and prospectus, which contains more complete information, including charges, expenses and risks, call Franklin Templeton Investments at 1-800/DIAL BEN[R] (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Federal Money Fund 5, 6
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund
Franklin Money Fund 5, 6
Franklin Short-Intermediate U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund

TAX-FREE INCOME 7

NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 8
Tax-Exempt Money Fund 5, 6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC 7
Alabama
Arizona
California 9
Colorado
Connecticut
Florida 9
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 8
Michigan 8
Minnesota 8
Missouri
New Jersey
New York 9
North Carolina
Ohio 8
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
  Products Trust 10

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders as well as select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

7. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

8. Portfolio of insured municipal securities.

9. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

10. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

02/04                                          Not part of the semiannual report

     [LOGO OMITTED]
FRANKLIN[R] TEMPLETON[R]   One Franklin Parkway
      INVESTMENTS          San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL DISCOVERY FUND

CHAIRMAN OF THE BOARD, PRESIDENT
AND CHIEF INVESTMENT OFFICER
David J. Winters, CFA

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN[R]
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

477 S2004 08/04

Mutual Discovery Fund
Semiannual Report
June 30, 2004

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

No graphic material.

MUTUAL EUROPEAN FUND


                                  JUNE 30, 2004

[PHOTO OMITTED]

            SEMIANNUAL REPORT AND SHAREHOLDER LETTER | INTERNATIONAL

                              MUTUAL EUROPEAN FUND

WANT TO RECEIVE
THIS DOCUMENT
FASTER VIA EMAIL?

Eligible shareholders can
sign up for eDelivery at
franklintempleton.com.
See inside for details.

                                 [LOGO OMITTED]
                            FRANKLIN[R] TEMPLETON[R]
                                   INVESTMENTS
                      Franklin o Templeton o MUTUAL SERIES

Thank You For Your
Continued Participation

At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE

Mutual Series is part of Franklin Templeton Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies. Franklin is a leader in tax-free fund management and an expert in U.S. equity and fixed income investing. Templeton pioneered international investing and, with offices in over 25 countries, offers the broadest global reach in the industry.

TRUE DIVERSIFICATION

Because these management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why the funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST

Franklin Templeton Investments seeks to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped the firm become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

[PHOTO OMITTED]

Not part of the semiannual report

Contents

SHAREHOLDER LETTER .......................   1

SEMIANNUAL REPORT

Mutual European Fund .....................   4

Performance Summary ......................   9

Financial Highlights and
Statement of Investments .................  12

Financial Statements .....................  21

Notes to Financial Statements ............  25

Proxy Voting Policies and Procedures .....  36

--------------------------------------------------------------------------------

Semiannual Report

Mutual European Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual European Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in common and preferred stocks, bonds and convertible securities. The Fund normally will invest at least 80% of its assets in the securities of issuers organized under the laws of or whose principal business operations are located in, or who earn at least 50% of their revenue from, European countries.

--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Mutual European Fund's semiannual report for the period ended June 30, 2004.

PERFORMANCE OVERVIEW

Mutual European Fund - Class Z posted a 5.84% cumulative total return for the six months ended June 30, 2004. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) Europe Index, which returned 3.44% over the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

Exports, employment and manufacturing data suggested that the global economy expanded in the first half of 2004, led by the U.S. and China, albeit possibly at a slower pace than in 2003. Counteracting China's perceived slowdown, domestic demand increased in European countries such as France, and there was some indication that this could soon be the case in Italy and Germany. For example, recent consumer confidence surveys in Germany, Europe's largest economy, indicated improvement in spending plans, income expectations and economic outlook. This reflected, in part, a decline in oil

1. Source: Standard & Poor's Micropal. The MSCI AC Europe Index is market capitalization-weighted and measures total returns of equity securities available to foreign (non-local) investors in developed and emerging markets in Europe. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 16.

4 | Semiannual Report
prices from record levels earlier in the year and modest job creation that maintained the unemployment rate at 10.5% in June. 2 Improving Europe's consumer demand was relevant to economic growth because consumer spending accounted for about two-thirds of the euro zone's $8.5 trillion economy. 3

In early 2004, investors extended the rally in global equity markets that had begun in March 2003. Adequate liquidity, reasonably solid economic growth and higher corporate earnings remained pillars for the extended rally. However, investor focus shifted to potential problem areas of inflation, terrorism, China's slowing economy and rising global interest rates. These factors hindered European equity market performance, particularly in the second quarter. Most market indexes traded nervously in the first half of 2004, but overall they did not move significantly in either direction. The MSCI AC World Index's six-month total return was 3.57%, similar to the MSCI AC Europe Index's 3.44% return during the same time -- in aggregate, stock market gains were modest for the reporting period. 4

INVESTMENT STRATEGY

We follow a distinctive, three-pronged investment approach, which combines investments in what we believe are undervalued common stocks with distressed debt investing and risk arbitrage. Our style aims to provide our shareholders with superior risk-adjusted results over time. We employ rigorous, fundamental analysis to find compelling situations. In our opinion, successful investing is as much about assessing risk and containing losses as it is about achieving profits. In choosing investments, we look at the market price of an individual company's securities relative to our evaluation of its intrinsic value based on factors including book value, cash flow generation, long-term earnings potential and earnings multiples. We may invest in bankrupt or distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets as of 6/30/04

[BAR CHART OMITTED]
U.K.                                         24.1%
Germany                                      11.6%
France                                        9.3%
Switzerland                                   8.2%
Netherlands                                   8.0%
U.S.                                          7.3%
Irish Republic                                6.7%
Norway                                        4.4%
Denmark                                       3.8%
Spain                                         3.6%
Belgium                                       2.7%
Finland                                       2.5%
Italy                                         1.4%
Canada                                        1.4%
Luxembourg                                    1.3%
Poland                                        1.0%
Other Countries                               1.0%
Short-Term Investments and Other Net Assets   1.7%

2. Source: Reuters, "German unemployment level falls," 7/6/04.

3. Sources: afxnews.com, "ECB's Issing says euro zone recovery needs rebound in consumer spending," 4/23/04; en.icxo.com, "Sweden Riksbank to Lift Interest Rates," 6/21/04.

4. Source: Standard & Poor's Micropal. The MSCI AC World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets. Please see footnote 1 for a description of the MSCI AC Europe Index.

                                                           Semiannual Report | 5

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 6/30/04

--------------------------------------
                           % OF TOTAL
                           NET ASSETS
--------------------------------------
  Tobacco                        9.3%
--------------------------------------
  Beverages                      9.2%
--------------------------------------
  Commercial Banks               7.0%
--------------------------------------
  Food Products                  6.6%
--------------------------------------
  Media                          6.1%
--------------------------------------
  Chemicals                      5.6%
--------------------------------------
  Metals & Mining                5.2%
--------------------------------------
  Machinery                      4.9%
--------------------------------------
  Insurance                      4.7%
--------------------------------------
  Construction & Engineering     3.4%
--------------------------------------

MANAGER'S DISCUSSION

The strongest contributor to Fund performance during the first half of 2004 was our equity portfolio. The three largest contributors to the Fund's performance year to date were Orkla, a Norwegian conglomerate; Vinci, a French building and engineering company; and Carlsberg, a Danish brewing company.

Oslo-based Orkla began operations 350 years ago as a mining company. Through a series of acquisitions and restructurings, Orkla transformed itself into one of Norway's largest conglomerates with operations in food, media, chemicals and beverages. This conglomerate strategy was not without critics, and the stock often traded at a substantial discount to analysts' estimates of net asset value
(NAV). In early 2004, Orkla executives took steps toward focusing the business when they announced they would divest the company's beverage operations, including a 40% stake in the Danish company Carlsberg Breweries. We believed the negotiated price for Carlsberg was favorable and the market rewarded management's decision to return part of the proceeds to shareholders in the form of a special dividend. Orkla also reported solid first quarter 2004 results, as its restructuring program made more progress than anticipated. The stock's discount to NAV narrowed, and including the special dividend, Orkla shares returned 32.31% during the six months under review.

Created in 1899 by French engineers Giros and Loucheur, Vinci has become the largest provider of construction and related services worldwide. Vinci Concessions operates in the outsourced management of road and motorway infrastructure, car parks and airports. In addition, Vinci Energies provides engineering, installation and maintenance to the energy and telecommunications industries. Vinci's stock price benefited from the market's re-rating of defensive companies' shares during the period, while uncertainties about corporate profit growth increased. Vinci shares traded at a bigger discount to its industry peers during the reporting period, despite what we believed was a higher quality cash flow and earnings profile coming largely from its concessions business. Including dividends, Vinci returned 25.71% for the six-month period.

6 | Semiannual Report

Carlsberg, an international brewing company based in Denmark, owns the globally recognized Carlsberg label as the crown jewel in its breweries portfolio. Strong brand-building theme advertising and other global marketing activities have helped the Carlsberg brand achieve high public awareness worldwide. Additionally, strong regional and local brands enable Carlsberg to provide disparate consumers with the beer that best appeals to them. Two catalysts during the period helped to highlight the rising value of Carlsberg shares. First, the company announced it would purchase Orkla's 40% stake in Carlsberg Breweries. This acquisition gave Carlsberg full control of their main subsidiary, allowing for greater strategic and operational flexibility under newly unified management -- a key benefit for the share price. Second, following the acquisition Carlsberg announced a major cost reduction program designed to reduce debt levels while improving profitability and free cash generation. Cost-cutting measures included several proposed plant closures across Europe, which could help operating margins approach those of Carlsberg's more highly valued European brewing industry peers. With these major changes enacted, Carlsberg's stock price appreciated as investors gained greater confidence in the company's ability to execute its restructuring program. Including dividends, shares of Carlsberg returned 24.42% during the period.

Unfortunately, not every security owned by the Fund appreciated during the first half of 2004. Three underperformers included NTL, a U.K. cable and telecommunications company, and metals and mining concerns Highland Gold Mining and Vedanta Resources. Although NTL delivered solid operating performance during the first half of 2004, an industry-wide contraction in cable company stock price multiples caused NTL shares to decline despite the company's fundamental improvement, including its successful emergence from bankruptcy since 2002. Highland Gold's share price fell along with gold prices on investor expectations of a strengthening U.S. dollar and higher U.S. interest rates. Vedanta shares came under pressure following import tariff reductions and after pricing and demand estimates for base metals moderated after China signaled it would take measures to slow its economy.

TOP 10 HOLDINGS
6/30/04

---------------------------------------------
  COMPANY                          % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY         NET ASSETS
---------------------------------------------
  British American Tobacco PLC           3.8%
   TOBACCO, U.K.
---------------------------------------------
  NTL Inc., common & restricted          3.2%
   MEDIA, U.K.
---------------------------------------------
  Altadis SA                             2.8%
   TOBACCO, SPAIN
---------------------------------------------
  Carlsberg AS, A & B                    2.5%
   BEVERAGES, DENMARK
---------------------------------------------
  White Mountains Insurance Group Inc.,
  common & restricted                    2.4%
   INSURANCE, U.S.
---------------------------------------------
  Schindler Holding AG, ord. & Reg. D    2.3%
   MACHINERY, SWITZERLAND
---------------------------------------------
  Nestle SA                              2.1%
   FOOD PRODUCTS, SWITZERLAND
---------------------------------------------
  Orkla ASA                              2.1%
   BEVERAGES, NORWAY
---------------------------------------------
  Imperial Tobacco Group PLC             2.1%
   TOBACCO, U.K.
---------------------------------------------
  Allied Irish Banks PLC                 2.0%
   COMMERCIAL BANKS, IRISH REPUBLIC
---------------------------------------------

                                                           Semiannual Report | 7

Thank you for your continued participation in Mutual European Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]

/s/David J. Winters
-------------------
David J. Winters, CFA

[PHOTO OMITTED]

/s/Matthew T. Haynes
--------------------
Matthew T. Haynes, CFA

Co-Portfolio Managers
Mutual European Fund

THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

8 | Semiannual Report

Performance Summary as of 6/30/04

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION
--------------------------------------------------------------------------------------------------
  CLASS Z                                               CHANGE           6/30/04         12/31/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.83            $17.62           $16.79
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/04-6/30/04)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1391
--------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           6/30/04         12/31/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.79            $17.38           $16.59
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/04-6/30/04)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1341
--------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE           6/30/04         12/31/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.73            $17.04           $16.31
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/04-6/30/04)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1254
--------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           6/30/04         12/31/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.75            $17.35           $16.60
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/04-6/30/04)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1248
--------------------------------------------------------------------------------------------------

                                                           Semiannual Report | 9

PERFORMANCE 1

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

-------------------------------------------------------------------------------------------------------
  CLASS Z                              6-MONTH            1-YEAR          5-YEAR    INCEPTION (7/3/96)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2               5.84%           26.38%          82.28%           207.09%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3           5.84%           26.38%          12.76%            15.07%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4         $10,584          $12,638         $18,228           $30,709
-------------------------------------------------------------------------------------------------------
  CLASS A                              6-MONTH            1-YEAR          5-YEAR   INCEPTION (11/1/96)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2               5.70%           25.98%          79.08%           173.87%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3          -0.37%           18.77%          11.04%            13.18%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4          $9,963          $11,877         $16,883           $25,818
-------------------------------------------------------------------------------------------------------
  CLASS B                              6-MONTH            1-YEAR          5-YEAR    INCEPTION (1/1/99)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2               5.32%           25.08%          73.23%            96.33%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3           1.32%           21.08%          11.36%            12.96%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4         $10,132          $12,108         $17,123           $19,533
-------------------------------------------------------------------------------------------------------
  CLASS C                              6-MONTH            1-YEAR          5-YEAR   INCEPTION (11/1/96)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2               5.34%           25.17%          73.66%           162.03%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3           4.34%           24.17%          11.67%            13.40%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4         $10,434          $12,417         $17,366           $26,203
-------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

10 | Semiannual Report

ENDNOTES

BECAUSE THE FUND INVESTS PRIMARILY IN ISSUERS LOCATED IN A SINGLE REGION, IT MAY BE AFFECTED BY GREATER VOLATILITY THAN A MORE GEOGRAPHICALLY DIVERSIFIED FUND. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, AS WELL AS LOWER-RATED "JUNK BONDS," WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors, as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.


1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

                                                          Semiannual Report | 11

Mutual European Fund

FINANCIAL HIGHLIGHTS

                                                  --------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                    JUNE 30, 2004                    YEAR ENDED DECEMBER 31,
CLASS Z                                             (UNAUDITED)       2003         2002       2001        2000        1999
                                                  --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............        $16.79     $12.97       $14.43     $15.52      $16.89      $12.54
                                                  --------------------------------------------------------------------------
Income from investment operations:

 Net investment income a ........................           .42        .32          .27        .35         .35         .24

 Net realized and unrealized gains (losses) .....           .55       3.93        (1.38)     (1.08)       1.98        5.50
                                                  --------------------------------------------------------------------------
Total from investment operations ................           .97       4.25        (1.11)      (.73)       2.33        5.74
                                                  --------------------------------------------------------------------------
Less distributions from:

 Net investment income ..........................          (.14)      (.43)        (.25)      (.32)       (.54)       (.50)

 Net realized gains .............................            --         --         (.10)      (.04)      (3.16)       (.89)
                                                  --------------------------------------------------------------------------
Total distributions .............................          (.14)      (.43)        (.35)      (.36)      (3.70)      (1.39)
                                                  --------------------------------------------------------------------------
Redemption fees .................................            --         -- d         --         --          --          --
                                                  --------------------------------------------------------------------------
Net asset value, end of period ..................        $17.62     $16.79       $12.97     $14.43      $15.52      $16.89
                                                  --------------------------------------------------------------------------

Total return b ..................................         5.84%     32.84%      (7.71)%    (4.74)%      14.46%      46.81%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............      $545,836   $498,667     $376,828   $448,732    $577,663    $524,109

Ratios to average net assets:*

 Expenses c .....................................         1.07% e    1.08%        1.05%      1.05%       1.03%       1.05%

 Expenses, excluding waiver and payments by
  affiliate c ...................................         1.07% e    1.08%        1.05%      1.05%       1.04%       1.09%

 Net investment income ..........................         3.58% e    2.19%        1.88%      2.27%       1.93%       1.69%

Portfolio turnover rate .........................        23.13%     52.33%       29.86%     52.15%     111.83%     127.05%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses .......................................         1.07% e    1.08%        1.04%      1.04%       1.03%       1.04%
 Expenses, excluding waiver and payments by
  affiliate .....................................         1.07% e    1.08%        1.04%      1.04%       1.04%       1.08%

a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.01 per share.
e Annualized.

12 | Semiannual Report

Mutual European Fund

                                                  --------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                    JUNE 30, 2004                    YEAR ENDED DECEMBER 31,
CLASS A                                             (UNAUDITED)       2003         2002       2001        2000        1999
                                                  --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........         $16.59     $12.83       $14.27     $15.36      $16.75      $12.47
                                                  --------------------------------------------------------------------------
Income from investment operations:

 Net investment income a .......................            .27        .26          .22        .28         .28         .19

 Net realized and unrealized gains (losses) ....            .65       3.88        (1.35)     (1.06)       1.97        5.43
                                                  --------------------------------------------------------------------------
Total from investment operations ...............            .92       4.14        (1.13)      (.78)       2.25        5.62
                                                  --------------------------------------------------------------------------
Less distributions from:

 Net investment income .........................           (.13)      (.38)        (.21)      (.27)       (.48)       (.45)

 Net realized gains ............................             --         --         (.10)      (.04)      (3.16)       (.89)
                                                  --------------------------------------------------------------------------
Total distributions ............................           (.13)      (.38)        (.31)      (.31)      (3.64)      (1.34)
                                                  --------------------------------------------------------------------------
Redemption fees ................................             --        -- d          --         --          --          --
                                                  --------------------------------------------------------------------------
Net asset value, end of period .................         $17.38     $16.59       $12.83     $14.27      $15.36      $16.75
                                                  --------------------------------------------------------------------------

Total return b .................................          5.70%     32.34%      (8.05)%    (5.05)%      14.07%      46.05%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............       $450,672   $417,630     $302,735   $254,632    $223,831    $177,217

Ratios to average net assets:*

 Expenses c ....................................          1.42% e    1.43%        1.40%      1.40%       1.38%       1.40%

 Expenses, excluding waiver and payments by
  affiliate c ..................................          1.42% e    1.43%        1.40%      1.40%       1.39%       1.44%

 Net investment income .........................          3.23% e    1.84%        1.53%      1.88%       1.56%       1.36%

Portfolio turnover rate ........................         23.13%     52.33%       29.86%     52.15%     111.83%     127.05%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses ......................................          1.42% e    1.43%        1.39%      1.39%       1.38%       1.39%
 Expenses, excluding waiver and payments by
  affiliate ....................................          1.42% e    1.43%        1.39%      1.39%       1.39%       1.43%

a Based on average daily shares outstanding.
b Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.01 per share.
e Annualized.

                                                          Semiannual Report | 13

Mutual European Fund

                                                  --------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                    JUNE 30, 2004                  YEAR ENDED DECEMBER 31,
CLASS B                                             (UNAUDITED)       2003         2002       2001        2000        1999 E
                                                  --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........         $16.31     $12.64       $14.09     $15.19      $16.66      $12.47
                                                  --------------------------------------------------------------------------
Income from investment operations:

 Net investment income a .......................            .29        .16          .10        .18         .16         .01

 Net realized and unrealized gains (losses) ....            .57       3.81        (1.31)     (1.03)       1.95        5.50
                                                  --------------------------------------------------------------------------
Total from investment operations ...............            .86       3.97        (1.21)      (.85)       2.11        5.51
                                                  --------------------------------------------------------------------------
Less distributions from:

 Net investment income .........................           (.13)      (.30)        (.14)      (.21)       (.42)       (.43)

 Net realized gains ............................             --         --         (.10)      (.04)      (3.16)       (.89)
                                                  --------------------------------------------------------------------------
Total distributions ............................           (.13)      (.30)        (.24)      (.25)      (3.58)      (1.32)
                                                  --------------------------------------------------------------------------
Redemption fees ................................             --         -- d         --         --          --          --
                                                  --------------------------------------------------------------------------
Net asset value, end of period .................         $17.04     $16.31       $12.64     $14.09      $15.19      $16.66
                                                  --------------------------------------------------------------------------

Total return b .................................          5.32%     31.45%      (8.61)%    (5.66)%      13.31%      45.17%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............        $42,301    $38,526      $24,855    $12,960      $6,655      $1,039


Ratios to average net assets:*

 Expenses c ....................................          2.07% f    2.08%        2.05%      2.03%       2.03%       2.05%

 Expenses, excluding waiver and payments by
  affiliate c ..................................          2.07% f    2.08%        2.05%      2.03%       2.04%       2.09%

 Net investment income .........................          2.58% f    1.19%         .87%      1.20%        .92%        .04%

Portfolio turnover rate ........................         23.13%     52.33%       29.86%     52.15%     111.83%     127.05%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses ......................................          2.07% f    2.08%        2.04%      2.02%       2.03%       2.04%
 Expenses, excluding waiver and payments by
  affiliate ....................................          2.07% f    2.08%        2.04%      2.02%       2.04%       2.08%

a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.01 per share.
e Effective date of Class B shares was January 1, 1999.
f Annualized.

14 | Semiannual Report

Mutual European Fund

                                                  -------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                    JUNE 30, 2004                     YEAR ENDED DECEMBER 31,
CLASS C                                             (UNAUDITED)       2003         2002       2001        2000        1999
                                                  -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............        $16.60     $12.85       $14.29     $15.37      $16.75      $12.45
                                                  -------------------------------------------------------------------------
Income from investment operations:

 Net investment income a ........................           .30        .17          .13        .19         .16         .10

 Net realized and unrealized gains (losses) .....           .58       3.87        (1.35)     (1.06)       1.99        5.44
                                                  -------------------------------------------------------------------------
Total from investment operations ................           .88       4.04        (1.22)      (.87)       2.15        5.54
                                                  -------------------------------------------------------------------------
Less distributions from:

 Net investment income ..........................          (.13)      (.29)        (.12)      (.17)       (.37)       (.35)

 Net realized gains .............................            --         --         (.10)      (.04)      (3.16)       (.89)
                                                  -------------------------------------------------------------------------
Total distributions .............................          (.13)      (.29)        (.22)      (.21)      (3.53)      (1.24)
                                                  -------------------------------------------------------------------------
Redemption fees .................................            --         --d          --         --          --          --
                                                  -------------------------------------------------------------------------
Net asset value, end of period ..................        $17.35     $16.60       $12.85     $14.29      $15.37      $16.75
                                                  -------------------------------------------------------------------------

Total return b ..................................         5.34%     31.49%      (8.65)%    (5.65)%      13.42%      45.40%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............      $176,401   $166,758     $123,374   $117,238    $127,408    $103,987

Ratios to average net assets:*

 Expenses c .....................................         2.07% e    2.08%        2.02%      2.04%       2.02%       2.04%

 Expenses, excluding waiver and payments by
  affiliate c ...................................         2.07% e    2.08%        2.02%      2.04%       2.03%       2.08%

 Net investment income ..........................         2.58% e    1.19%         .91%      1.27%        .92%        .71%

Portfolio turnover rate .........................        23.13%     52.33%       29.86%     52.15%     111.83%     127.05%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses .......................................         2.07% e    2.08%        2.01%      2.03%       2.02%       2.03%
 Expenses, excluding waiver and payments by
  affiliate .....................................         2.07% e    2.08%        2.01%      2.03%       2.03%       2.07%

a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
d Amount is less than $0.01 per share.
e Annualized.

                     Semiannual Report | See notes to financial statements. | 15

Mutual European Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2004 (UNAUDITED)

----------------------------------------------------------------------------------------------------------
                                                      COUNTRY           SHARES/WARRANTS        VALUE
----------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS 81.5%
     BEVERAGES 9.2%
   a C&C Group PLC ...........................    Irish Republic           4,330,000       $   13,855,073
     Carlsberg AS, A .........................        Denmark                 28,600            1,381,021
     Carlsberg AS, B .........................        Denmark                539,506           28,524,031
     Diageo PLC ..............................    United Kingdom           1,721,908           23,217,123
     Heineken Holding NV, A ..................      Netherlands              671,476           19,672,172
     Orkla ASA ...............................         Norway              1,027,240           25,712,492
                                                                                           ---------------
                                                                                              112,361,912
                                                                                           ---------------

     CAPITAL MARKETS 1.3%
     Irish Life & Permanent PLC ..............    Irish Republic           1,045,905           15,880,786
                                                                                           ---------------

     CHEMICALS 5.6%
     Akzo Nobel NV ...........................      Netherlands              278,200           10,231,998
     Givaudan AG .............................      Switzerland               36,275           20,999,182
     Linde AG ................................        Germany                184,723           10,165,125
   a MG Technologies AG ......................        Germany                994,894           12,528,017
     Solvay SA ...............................        Belgium                109,700            8,955,592
   a Yara International ASA ..................         Norway                631,500            5,101,926
                                                                                           ---------------
                                                                                               67,981,840
                                                                                           ---------------

     COMMERCIAL BANKS 7.0%
     Allied Irish Banks PLC ..................    Irish Republic           1,604,700           24,833,969
     Almanij NV ..............................        Belgium                265,474           15,842,590
     Bank of Ireland .........................    Irish Republic           1,034,775           13,798,175
     BNP Paribas SA ..........................         France                200,200           12,312,618
     Danske Bank .............................        Denmark                444,900           10,541,273
     DNB Holding ASA .........................         Norway              1,181,145            8,060,039
                                                                                           ---------------
                                                                                               85,388,664
                                                                                           ---------------

     COMMERCIAL SERVICES & SUPPLIES .4%
   a Techem AG ...............................        Germany                188,531            4,839,833
                                                                                           ---------------

     CONSTRUCTION & ENGINEERING 3.4%
   a FLS Industries A/S ......................        Denmark                400,800            5,642,067
     Imtech NV ...............................      Netherlands              606,012           16,589,333
     Vinci SA ................................         France                191,821           19,323,761
                                                                                           ---------------
                                                                                               41,555,161
                                                                                           ---------------

     CONSTRUCTION MATERIALS 2.9%
     Ciments Francais SA .....................         France                113,977            8,888,744
     CRH PLC .................................    Irish Republic             589,700           12,505,288
     Italcementi SpA .........................         Italy                 722,765            9,672,861
     RMC Group PLC ...........................    United Kingdom             343,335            3,779,412
                                                                                           ---------------
                                                                                               34,846,305
                                                                                           ---------------

     CONSUMER FINANCE .7%
     Provident Financial PLC .................    United Kingdom             764,922            8,330,051
                                                                                           ---------------

     CONTAINERS & PACKAGING 1.1%
     Huhtamaki OYJ ...........................        Finland              1,017,240           13,056,929
                                                                                           ---------------

     DISTRIBUTORS .9%
     Compania de Distribucion Intefral Logista SA      Spain                 322,008           10,389,756
                                                                                           ---------------

16 | Semiannual Report

Mutual European Fund

----------------------------------------------------------------------------------------------------------
                                                      COUNTRY           SHARES/WARRANTS          VALUE
----------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     DIVERSIFIED FINANCIAL SERVICES 2.1%
     Euronext ................................      Netherlands              453,279       $   12,628,921
   e Marconi Corp., Contingent Distribution ..     United States          12,507,600                   --
   e Marconi Corp., Contingent Distribution ..    United Kingdom          16,074,400                   --
     Pargesa Holdings SA .....................     Switzerland                 4,684           12,618,825
                                                                                           ---------------
                                                                                               25,247,746
                                                                                           ---------------

     DIVERSIFIED TELECOMMUNICATION SERVICES 3.0%
a,b,cAboveNet Inc. ...........................     United States              83,713            2,006,048
b,c,eAboveNet Inc., Contingent Distribution ..     United States          11,722,000                   --
a,b,cAboveNet Inc., wts., 9/08/08 ............     United States               2,816               15,770
a,b,cAboveNet Inc., wts., 9/08/10 ............     United States               3,313                7,951
   a Belgacom SA .............................        Belgium                169,600            5,162,717
     Koninklijke KPN NV ......................      Netherlands            1,085,300            8,265,884
   a PTV Inc. ................................         France                      2                1,000
     Swisscom AG .............................      Switzerland               35,000           11,569,786
     Telekom Austria AG ......................         France                615,000            9,390,398
                                                                                           ---------------
                                                                                               36,419,554
                                                                                           ---------------

     ELECTRIC UTILITIES .7%
     E.ON AG .................................        Germany                109,600            7,894,006
                                                                                           ---------------

     ENERGY EQUIPMENT & SERVICES .5%
     Fugro NV ................................       Netherlands              90,665            5,840,779
                                                                                           ---------------

     FOOD & STAPLES RETAILING .5%
     Groupe Bourbon ..........................         France                 58,683            6,429,296
                                                                                           ---------------

     FOOD PRODUCTS 6.4%
     Cadbury Schweppes PLC ...................    United Kingdom           2,410,112           20,793,783
     Groupe Danone ...........................         France                267,470           23,332,399
     Nestle SA ...............................      Switzerland               96,837           25,825,262
     Rieber & Son ASA ........................         Norway                993,050            8,022,910
                                                                                           ---------------
                                                                                               77,974,354
                                                                                           ---------------

     HEALTH CARE PROVIDERS & SERVICES .2%
     OPG Groep NV ............................      Netherlands               54,165            2,900,908
                                                                                           ---------------

     HOUSEHOLD DURABLES 1.0%
     Hunter Douglas NV .......................      Netherlands              252,512           12,288,735
                                                                                           ---------------

     Household Products
   a Oriflame Cosmetics ......................         Sweden                  7,100              253,539
                                                                                           ---------------

     INSURANCE 4.7%
   a Berkshire Hathaway Inc., A ..............     United States                 203           18,056,850
   a Catlin Group ............................    United Kingdom             859,500            5,623,021
     Montpelier Re Holdings Ltd. .............        Bermuda                 36,493            1,275,430
 a,b Olympus Re Holdings Ltd. ................        Bermuda                 16,080            2,920,932
     White Mountains Insurance Group Inc. ....     United States              37,500           19,125,000
   b White Mountains Insurance Group Inc. ....     United States              20,972           10,160,934
                                                                                           ---------------
                                                                                               57,162,167
                                                                                           ---------------

     LEISURE EQUIPMENT & PRODUCTS .2%
     Agfa Gevaert NV .........................         Belgium                95,626            2,372,239
                                                                                           ---------------

                                                          Semiannual Report | 17

Mutual European Fund

----------------------------------------------------------------------------------------------------------
                                                      COUNTRY           SHARES/WARRANTS         VALUE
----------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     MACHINERY 4.4%
     Alfa Laval AB ...........................        Sweden                 544,300       $    8,634,579
     Kone Corp., B ...........................       Finland                 289,690           17,509,762
     Schindler Holding AG ....................     Switzerland                48,127           13,814,801
     Schindler Holding AG, Reg D .............     Switzerland                46,281           14,060,939
                                                                                           ---------------
                                                                                               54,020,081
                                                                                           ---------------

     MEDIA 5.9%
     Axel Springer AG ........................         Germany                 3,070              323,087
     British Sky Broadcasting Group PLC ......    United Kingdom             533,400            6,016,735
   a JC Decaux SA ............................         France                212,783            4,553,737
   a NTL Inc. ................................    United Kingdom             298,059           16,315,452
 a,b NTL Inc. ................................    United Kingdom             392,946           22,641,549
     NV Holdingsmig de Telegraaf .............      Netherlands              274,319            6,124,309
     SES Global, FDR .........................      Luxembourg             1,806,864           15,278,314
                                                                                           ---------------
                                                                                               71,253,183
                                                                                           ---------------

     METALS & MINING 5.2%
     Anglo American PLC ......................    United Kingdom             785,777           16,074,072
     Anglo American PLC, ADR .................    United Kingdom                 200                4,174
     Barrick Gold Corp. ......................        Canada                 228,900            4,520,775
     Highland Gold Mining Ltd. ...............    United Kingdom           2,653,700           10,996,526
   a KGHM Polska Miedz SA ....................        Poland               1,572,454           11,994,050
   a KGHM Polska Miedz SA, GDR ...............        Poland                  26,800              408,700
   a Rio Narcea Gold Mines Ltd. ..............        Canada               4,430,100            8,690,034
   a Vedanta Resources PLC ...................    United Kingdom           1,999,000           10,431,472
                                                                                           ---------------
                                                                                               63,119,803
                                                                                           ---------------

     MULTI-UTILITIES & UNREGULATED POWER .3%
     National Grid Transco PLC ...............    United Kingdom             437,600            3,376,715
                                                                                           ---------------

     MULTILINE RETAIL .6%
     Marks & Spencer Group PLC ...............    United Kingdom           1,061,600            6,983,704
                                                                                           ---------------

     OIL & GAS 2.1%
     BP PLC ..................................    United Kingdom             747,800            6,604,378
     Eni SpA .................................        Italy                  361,200            7,171,881
     Norsk Hydro ASA .........................        Norway                  28,300            1,839,306
     Total SA, B .............................        France                  53,750           10,247,375
                                                                                           ---------------
                                                                                               25,862,940
                                                                                           ---------------

     PERSONAL PRODUCTS .3%
     Beiersdorf AG ...........................       Germany                  34,135            3,999,368
                                                                                           ---------------

     PHARMACEUTICALS .7%
     Aventis SA ..............................        France                  78,500            5,926,204
     Sanofi Synthelabo SA ....................        France                  32,800            2,079,107
                                                                                           ---------------
                                                                                                8,005,311
                                                                                           ---------------

     REAL ESTATE .1%
 a,b Canary Wharf Group PLC ..................    United Kingdom             192,100              989,380
 a,b Security Capital European Realty ........      Luxembourg                27,506              201,894
                                                                                           ---------------
                                                                                                1,191,274
                                                                                           ---------------

18 | Semiannual Report

Mutual European Fund

----------------------------------------------------------------------------------------------------------
                                                      COUNTRY           SHARES/WARRANTS         VALUE
----------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     SPECIALTY RETAIL .8%
     Fielmann AG .............................        Germany                114,876       $    7,379,525
   a Koninklijke Vendex ......................      Netherlands               50,200              936,902
     W.H. Smith PLC ..........................    United Kingdom             301,200            1,726,074
                                                                                           ---------------
                                                                                               10,042,501
                                                                                           ---------------

     TOBACCO 9.3%
     Altadis SA ..............................         Spain               1,086,551           33,577,550
     British American Tobacco PLC ............    United Kingdom           2,957,758           45,834,467
     Gallaher Group PLC ......................    United Kingdom             754,600            9,120,832
     Imperial Tobacco Group PLC ..............    United Kingdom           1,163,365           25,063,973
                                                                                           ---------------
                                                                                              113,596,822
                                                                                           ---------------

     TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
      (COST $764,417,711) ....................                                                990,866,262
                                                                                           ---------------

     PREFERRED STOCKS .9%
     DIVERSIFIED TELECOMMUNICATION SERVICES
     PTV Inc., 10.00%, A, pfd. ...............      Switzerland               48,028              367,414
                                                                                           ---------------

     FOOD PRODUCTS .1%
     Unilever NV, pfd. .......................      Netherlands              275,284            1,698,064
                                                                                           ---------------

     MACHINERY .5%
     Jungheinrich AG, pfd. ...................        Germany                270,878            5,454,273
                                                                                           ---------------

     MEDIA .3%
 a,b Hollinger Inc., cvt., pfd. ..............        Canada                 457,000            3,149,491
     Hollinger Inc., cvt., pfd. ..............        Canada                  11,900               85,872
                                                                                           ---------------
                                                                                                3,235,363
                                                                                           ---------------
     TOTAL PREFERRED STOCKS (COST $11,841,708)                                                 10,755,114
                                                                                           ---------------

                                                                      ------------------
                                                                      PRINCIPAL AMOUNT D
                                                                      ------------------
     CORPORATE BONDS & NOTES 4.7%
     Eurotunnel PLC,
       FRN, 5.506%, 12/31/18, Tier 2 .........    United Kingdom           7,491,083 GBP       10,460,509
       FRN, 5.506%, 12/31/25, Tier 3 .........    United Kingdom          14,210,422 GBP       13,916,122
       Participating Loan Note, 4/30/40 ......    United Kingdom             210,000 GBP           68,550
     Eurotunnel SA,
       12/31/18, Tier 2 (Pibor) ..............        France                 437,395 EUR          409,760
       12/31/25, Tier 3 (Pibor) ..............        France               5,798,977 EUR        3,809,872
       FRN, 3.338%, 12/31/18, Tier 2 (Libor) .        France                 988,713 EUR          926,246
       FRN, 3.338%,12/31/25,  Tier 3 (Libor) .        France               8,537,014 EUR        5,608,735
     Marconi Corp., PLC, 8.00%, 4/30/08 ......    United Kingdom             128,763              139,434
   b Seton House Finance Ltd., zero cpn., 2/07/12 United Kingdom          76,357,000 EUR       21,738,515
                                                                                           ---------------
     TOTAL CORPORATE BONDS & NOTES (COST $56,876,989)                                          57,077,743
                                                                                           ---------------

     BONDS & NOTES IN REORGANIZATION .2%
   a Telewest Communications PLC, Bank Claim .    United Kingdom           1,090,948 GBP          976,951
   a Telewest Finance Ltd., cvt., 6.00%, 7/07/05  United Kingdom           1,465,000            1,452,181
                                                                                           ---------------
     TOTAL BONDS & NOTES IN REORGANIZATION (COST $905,322)                                      2,429,132
                                                                                           ---------------

                                                          Semiannual Report | 19

Mutual European Fund

----------------------------------------------------------------------------------------------------------
                                                      COUNTRY         PRINCIPAL AMOUNT D        VALUE
----------------------------------------------------------------------------------------------------------
     GOVERNMENT AGENCIES 11.0%
     Federal Home Loan Bank, 0.99% to 1.42%,
      with maturities to 12/16/04 ............     United States         $37,900,000       $   37,845,328
     Federal Home Loan Mortgage Corp.,
      2.375%, 5/19/06 ........................     United States           2,000,000            1,980,344
     Federal Republic of Germany, 4.125% to
      4.250%, with maturities to 2/18/05 .....        Germany             22,500,000 EUR       27,593,743
     German Treasury Bills, 1.940% to 2.115%,
      with maturities to 12/15/04 ............        Germany             50,000,000 EUR       60,495,637
     Kingdom of Norway, 5.75% to 6.75%,
      with maturities to 1/15/07 .............        Norway              34,130,000 NOK        5,137,636

     TOTAL GOVERNMENT AGENCIES (COST $133,793,590)                                            133,052,688
                                                                                           ---------------
     TOTAL INVESTMENTS (COST $967,835,320) 98.3%                                            1,194,180,939
     NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS (.2)%                                   (2,691,655)
     OTHER ASSETS, LESS LIABILITIES 1.9%                                                       23,720,562
                                                                                           ---------------
     NET ASSETS 100.0% .......................                                             $1,215,209,846
                                                                                           ===============

CURRENCY ABBREVIATIONS: | EUR - Euro | GBP - British Pound | NOK - Norwegian Krone

a Non-income producing.

b See Note 9 regarding restricted securities.

c A member of the Fund's Portfolio Management team serves as a member on the board of directors. As a result of this involvement, the Portfolio Manager could receive material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

d The principal amount is stated in U.S. dollars unless otherwise indicated.

e Contingent Distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

20 | See notes to financial statements. | Semiannual Report

Mutual European Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2004 (unaudited)

Assets:
 Investments in securities:
  Cost .................................................................................   $  967,835,320
                                                                                           ===============
  Value ................................................................................    1,194,180,939
 Cash ..................................................................................           93,119
 Foreign currency, at value (cost $18,031,845) .........................................       18,154,276
 Receivables:
  Investment securities sold ...........................................................        5,747,614
  Capital shares sold ..................................................................        1,816,861
  Dividends and interest ...............................................................        4,754,592
 Unrealized gain on forward exchange contracts (Note 8) ................................        2,010,513
 Due from broker - synthetic equity swaps ..............................................        2,404,515
                                                                                           ---------------
      Total assets .....................................................................    1,229,162,429
                                                                                           ---------------
Liabilities:
 Payables:
  Investment securities purchased ......................................................        5,591,475
  Capital shares redeemed ..............................................................        1,856,237
  Affiliates ...........................................................................        1,630,550
 Unrealized loss on forward exchange contracts (Note 8) ................................        4,702,168
 Other liabilities .....................................................................          172,153
                                                                                           ---------------
      Total liabilities ................................................................       13,952,583
                                                                                           ---------------
        Net assets, at value ...........................................................   $1,215,209,846
                                                                                           ===============
Net assets consist of:
 Undistributed net investment income (loss) ............................................   $   11,843,864
 Net unrealized appreciation (depreciation) ............................................      225,587,242
 Accumulated net realized gain (loss) ..................................................        5,500,410
 Capital shares ........................................................................      972,278,330
                                                                                           ---------------
        Net assets, at value ...........................................................   $1,215,209,846
                                                                                           ===============

                                                          Semiannual Report | 21

Mutual European Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2004 (unaudited)

CLASS Z:
 Net assets, at value .............................................................   $545,836,095
                                                                                     ==============
 Shares outstanding ...............................................................     30,985,175
                                                                                     ==============
 Net asset value and maximum offering price per share .............................         $17.62
                                                                                     ==============
CLASS A:
 Net assets, at value .............................................................   $450,672,041
                                                                                     ==============
 Shares outstanding ...............................................................     25,927,879
                                                                                     ==============
 Net asset value per share a ......................................................         $17.38
                                                                                     ==============
 Maximum offering price per share (net asset value per share / 94.25%) ............         $18.44
                                                                                     ==============
CLASS B:
 Net assets, at value .............................................................   $ 42,300,945
                                                                                     ==============
 Shares outstanding ...............................................................      2,482,634
                                                                                     ==============
 Net asset value and maximum offering price per share a ...........................         $17.04
                                                                                     ==============
CLASS C:
 Net assets, at value .............................................................   $176,400,765
                                                                                     ==============
 Shares outstanding ...............................................................     10,169,484
                                                                                     ==============
 Net asset value and maximum offering price per share a ...........................         $17.35
                                                                                     ==============

a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

22 | See notes to financial statements. | Semiannual Report

Mutual European Fund

STATEMENT OF OPERATIONS
for the six months ended June 30, 2004 (unaudited)

Investment income
 (net of foreign taxes of $3,236,427)
 Dividends .................................................................................   $21,318,558
 Interest ..................................................................................     5,853,964
                                                                                               ------------
       Total investment income .............................................................    27,172,522
                                                                                               ------------
Expenses:
 Management fees (Note 3) ..................................................................     4,669,552
 Administrative fees (Note 3) ..............................................................       451,230
 Distribution fees (Note 3)
  Class A ..................................................................................       761,338
  Class B ..................................................................................       204,042
  Class C ..................................................................................       861,991
 Transfer agent fees (Note 3) ..............................................................       827,200
 Custodian fees (Note 4) ...................................................................       140,569
 Reports to shareholders ...................................................................        36,900
 Registration and filing fees ..............................................................        47,800
 Professional fees .........................................................................        31,795
 Directors' fees and expenses ..............................................................        19,900
 Dividends on securities sold short ........................................................         7,019
 Other .....................................................................................        15,900
                                                                                               ------------
      Total expenses .......................................................................     8,075,236
      Expense reductions (Note 4) ..........................................................          (250)
                                                                                               ------------
        Net expenses .......................................................................     8,074,986
                                                                                               ------------
        Net investment income (loss) .......................................................    19,097,536
                                                                                               ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..............................................................................    69,318,779
  Written options (Note 1f) ................................................................        38,401
  Securities sold short (Note 1g) ..........................................................      (305,514)
  Foreign currency transactions ............................................................   (27,072,937)
                                                                                               ------------
        Net realized gain (loss) ...........................................................    41,978,729
 Net unrealized appreciation (depreciation) on:
  Investments ..............................................................................   (29,230,062)
  Translation of assets and liabilities denominated in foreign currencies ..................    32,087,342
                                                                                               ------------
        Net unrealized appreciation (depreciation) .........................................     2,857,280
                                                                                               ------------
Net realized and unrealized gain (loss) ....................................................    44,836,009
                                                                                               ------------
Net increase (decrease) in net assets resulting from operations ............................   $63,933,545
                                                                                               ============

                     Semiannual Report | See notes to financial statements. | 23

Mutual European Fund

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended June 30, 2004 (unaudited) and the year ended December 31, 2003

                                                                                       ------------------------------------
                                                                                       SIX MONTHS ENDED      YEAR ENDED
                                                                                         JUNE 30, 2004    DECEMBER 31, 2003
                                                                                       ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ......................................................   $   19,097,536      $   17,284,876
  Net realized gain (loss) from investments, written options, securities sold short
   and foreign currency transactions ................................................       41,978,729          30,833,499
  Net unrealized appreciation (depreciation) on investments and translation of assets
   and liabilities denominated in foreign currencies ................................        2,857,280         221,319,572
                                                                                       ------------------------------------
     Net increase (decrease) in net assets resulting from operations ................       63,933,545         269,437,947
 Distributions to shareholders from:
  Net investment income:
   Class Z ..........................................................................       (4,277,656)        (12,312,122)
   Class A ..........................................................................       (3,445,809)         (9,204,752)
   Class B ..........................................................................         (309,495)           (674,637)
   Class C ..........................................................................       (1,264,095)         (2,826,218)
                                                                                       ------------------------------------
 Total distributions to shareholders ................................................       (9,297,055)        (25,017,729)
 Capital share transactions (Note 2):
   Class Z ..........................................................................       22,084,557          11,633,420
   Class A ..........................................................................       12,809,017          24,799,438
   Class B ..........................................................................        2,005,247           5,657,600
   Class C ..........................................................................        2,093,453           7,277,297
                                                                                       ------------------------------------
 Total capital share transactions ...................................................       38,992,274          49,367,755
 Redemption fees (Note 1k) ..........................................................               --               1,100
     Net increase (decrease) in net assets ..........................................       93,628,764         293,789,073
Net assets:
 Beginning of period ................................................................    1,121,581,082         827,792,009
                                                                                       ------------------------------------
 End of period ......................................................................   $1,215,209,846      $1,121,581,082
                                                                                       ====================================
Undistributed net investment income (loss) included in net assets:
 End of period ......................................................................   $   11,843,864      $   2,043,383
                                                                                       ====================================

24 | See notes to financial statements.  |  Semiannual Report

Mutual European Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual European Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation and income through a flexible policy of investing at least 80% of its invested assets in stocks and corporate debt securities of European countries. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Debt securities, other over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities (including restricted securities) will be valued at fair value. Investments in open-end mutual funds are valued at the closing net asset value. Short-term securities are valued at amortized cost which approximates current value. All security valuation procedures are approved by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

                                                          Semiannual Report | 25

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fund purchases or sells foreign securities, it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

E. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin" are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

26 | Semiannual Report

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. OPTION CONTRACTS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

G. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size and will be recognized upon the termination of a short sale.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

H. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on a tax basis and may differ from net investment income and realized gains for financial reporting purposes.

                                                          Semiannual Report | 27

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period.
Actual results could differ from those estimates.

K. REDEMPTION FEES

Redemptions and exchanges of Fund shares held five trading days or less (30 days or less prior to June 1, 2004 and 90 days or less prior to January 1, 2004) may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid in capital. There were no redemption fees for the period.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
However, based on experience, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

28 | Semiannual Report

Mutual European Fund

2. CAPITAL STOCK (CONTINUED)

At June 30, 2004, there were 500 million shares authorized ($0.001 par value) of which 200 million, 100 million, 100 million and 100 million were designated as Class Z, Class A, Class B and Class C shares, respectively. Transactions in the Fund's shares were as follows:

                                        --------------------------------------------------------------
                                            SIX MONTHS ENDED                     YEAR ENDED
                                              JUNE 30, 2004                   DECEMBER 31, 2003
                                        --------------------------------------------------------------
                                          SHARES         AMOUNT            SHARES          AMOUNT
                                        --------------------------------------------------------------
CLASS Z SHARES:
 Shares sold .........................   2,469,020     $ 42,693,434        4,684,777    $  68,107,081
 Shares issued in reinvestment of
 distributions .......................     227,611        3,976,366          714,450       11,398,120
 Shares redeemed .....................  (1,420,535)     (24,585,243)      (4,740,063)     (67,871,781)
                                        --------------------------------------------------------------
 Net increase (decrease) .............   1,276,096     $ 22,084,557          659,164    $  11,633,420
                                        ==============================================================
CLASS A SHARES:
 Shares sold .........................   3,611,963     $ 61,756,316       12,000,233    $ 166,037,567
 Shares issued in reinvestment of
 distributions .......................     157,700        2,718,842          458,004        7,210,266
 Shares redeemed .....................  (3,019,214)     (51,666,141)     (10,877,741)    (148,448,395)
                                        --------------------------------------------------------------
 Net increase (decrease) .............     750,449     $ 12,809,017        1,580,496    $  24,799,438
                                        ==============================================================
CLASS B SHARES:
 Shares sold .........................     256,817     $  4,300,711          659,571    $   9,134,856
 Shares issued in reinvestment of
 distributions .......................      16,330          275,983           39,099          602,729
 Shares redeemed .....................    (153,085)      (2,571,447)        (303,139)      (4,079,985)
                                        --------------------------------------------------------------
 Net increase (decrease) .............     120,062     $  2,005,247          395,531    $   5,657,600
                                        ==============================================================
CLASS C SHARES:
 Shares sold .........................     937,026     $ 15,983,846        2,531,542    $  35,820,953
 Shares issued in reinvestment of
 distributions .......................      65,846        1,133,205          162,005        2,534,802
 Shares redeemed .....................    (880,226)     (15,023,598)      (2,246,768)     (31,078,458)
                                        --------------------------------------------------------------
 Net increase (decrease) .............     122,646     $  2,093,453          446,779    $   7,277,297
                                        ==============================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Series Fund are also officers and/or directors of the following entities:

-----------------------------------------------------------------------------------------
  ENTITY                                                         AFFILIATION
-----------------------------------------------------------------------------------------
  Franklin Mutual Advisers, LLC (Franklin Mutual)                Investment manager
  Franklin Templeton Services, LLC (FT Services)                 Administrative manager
  Franklin Templeton Distributors, Inc. (Distributors)           Principal underwriter
  Franklin Templeton Investor Services, LLC (Investor Services)  Transfer agent

                                                          Semiannual Report | 29

Mutual European Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Fund pays an investment management fee to Franklin Mutual of 0.80% per year of the average daily net assets of the Fund. Effective July 1, 2004, the Fund will pay fees based on the average daily net assets of the Fund as follows:

------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
------------------------------------------------------------------------
        0.800%          First $1 billion
        0.770%          Over $1 billion, up to and including $2 billion
        0.750%          Over $2 billion, up to and including $5 billion
        0.730%          Over $5 billion

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
------------------------------------------------------------------------
        0.150%          First $200 million
        0.135%          Over $200 million, up to and including $700 million
        0.100%          Over $700 million, up to and including $1.2 billion
        0.075%          Over $1.2 billion

The Fund reimburses Distributors up to 0.35%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan. Under the distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Distributors has advised the Fund of the following commission transactions related to the sale of the Fund's shares for the period ended June 30, 2004:

Commissions paid .............................................  $285,521
Sales charges received .......................................  $ 82,076
Contingent deferred sales charges retained ...................  $ 37,994

The Fund paid transfer agent fees of $827,200, of which $541,491 was paid to Investors Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2004, the custodian fees were reduced as noted in the Statement of Operations.

30 | Semiannual Report

Mutual European Fund

5. INCOME TAXES

At June 30, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

Cost of investments ................................   $974,783,053
                                                       -------------
Unrealized appreciation ............................   $238,657,307
Unrealized depreciation ............................    (19,259,421)
                                                       -------------
Net unrealized appreciation (depreciation) .........   $219,397,886
                                                       =============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment companies and bond discounts and premiums.

Net realized capital losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.

At December 31, 2003, the Fund had deferred capital losses occurring subsequent to October 31, 2003 of $6,696,576. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

At December 31, 2003, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
 2010 ..............................................   $56,018,300
 2011 ..............................................     6,535,292
                                                       ------------
                                                       $62,553,592
                                                       ============

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities and securities sold short) for the period ended June 30, 2004 aggregated $282,500,769 and $239,864,496, respectively.

Transactions in options written during the period ended June 30, 2004 were as follows:

                                        ----------------------------
                                         NUMBER OF        PREMIUMS
                                         CONTRACTS        RECEIVED
                                        ----------------------------
Options outstanding at
 December 31, 2003 ...................       880           $  8,580
Options written ......................   242,380             74,958
Options expired ......................  (122,070)           (38,401)
Options exercised ....................  (121,190)           (45,137)
Options closed .......................        --                 --
                                        ----------------------------
Options outstanding at
 June 30, 2004 .......................        --           $     --
                                        ============================

                                                          Semiannual Report | 31

Mutual European Fund

7. SYNTHETIC EQUITY SWAPS

As of June 30, 2004, the Fund had the following synthetic equity swaps outstanding:

-----------------------------------------------------------------------------------------------------
                                                           NUMBER OF                     UNREALIZED
  CONTRACTS TO BUY                                         CONTRACTS       VALUE         GAIN (LOSS)
-----------------------------------------------------------------------------------------------------
  AAReal Bank AG (23.48 - 25.89 EUR) ....................    284,453    $10,036,301       $1,542,367
  Aventis SA (60.20 - 62.30 EUR) ........................     14,741      1,112,843            1,352
  Christian Dior SA (47.22 - 55.43 EUR) .................     34,481      2,229,710          162,677
                                                                                          -----------
  Total contracts to buy ..............................................................   $1,706,396
                                                                                          -----------

-----------------------------------------------------------------------------------------------------
                                                           NUMBER OF                     UNREALIZED
  CONTRACTS TO SELL                                        CONTRACTS       VALUE         GAIN (LOSS)
-----------------------------------------------------------------------------------------------------
  LVMH Moet Hennessy Louis Vuitton (56.41 - 61.76 EUR)        35,300     $2,553,241       $   (5,108)
                                                                                          -----------
  Total contracts to sell .............................................................       (5,108)
                                                                                          -----------
     Net unrealized gain (loss) .......................................................   $1,701,288
                                                                                          ===========

8. FORWARD EXCHANGE CONTRACTS

At June 30, 2004, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

------------------------------------------------------------------------------------------------------
                                                              IN        SETTLEMENT        UNREALIZED
  CONTRACTS TO BUY                                       EXCHANGE FOR      DATE           GAIN (LOSS)
------------------------------------------------------------------------------------------------------
  35,082,204   Norwegian Krona ..............    U.S.      $5,039,366    10/15/04   U.S. $     18,910
                                                         ------------                    -------------
                                                 U.S.      $5,039,366               U.S. $     18,910
                                                         ------------                    -------------

------------------------------------------------------------------------------------------------------
                                                              IN        SETTLEMENT        UNREALIZED
  CONTRACTS TO SELL                                      EXCHANGE FOR      DATE           GAIN (LOSS)
------------------------------------------------------------------------------------------------------
  27,259,923   British Pounds ...............    U.S.    $ 49,993,380      7/8/04             593,353
   9,043,298   Canadian Dollars .............               6,860,626     7/21/04             118,557
   4,150,000   British Pounds ...............               7,549,832     8/10/04              48,745
  21,266,727   Swiss Franc ..................              17,356,740     8/17/04             351,847
   7,050,000   Euro .........................               8,869,396     8/23/04             300,447
  29,100,000   Euro .........................              35,838,423     9/13/04             479,795
 201,396,060   Danish Krone .................              32,979,383     9/17/04              60,795
   3,200,000   Euro .........................               3,926,171     9/24/04              38,064
                                                         ------------                    -------------
                                                 U.S.    $163,373,951                       1,991,603
                                                         ============                    -------------
     Unrealized gain on forward exchange contracts ...............................  U.S. $  2,010,513
                                                                                         =============

------------------------------------------------------------------------------------------------------
                                                              IN        SETTLEMENT        UNREALIZED
  CONTRACTS TO BUY                                       EXCHANGE FOR      DATE           GAIN (LOSS)
------------------------------------------------------------------------------------------------------
  12,786,826   Norwegian Krona ..............    U.S.      $1,849,400    10/15/04   U.S. $     (5,750)
                                                         ------------                    -------------
                                                 U.S.      $1,849,400               U.S. $     (5,750)
                                                         ------------                    -------------

32 | Semiannual Report

Mutual European Fund

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

------------------------------------------------------------------------------------------------------
                                                              IN        SETTLEMENT        UNREALIZED
  CONTRACTS TO SELL                                      EXCHANGE FOR      DATE           GAIN (LOSS)
------------------------------------------------------------------------------------------------------
     689,775   Canadian Dollars ................ U.S.    $    510,522     7/21/04              (3,728)
  12,892,300   British Pounds ..................           22,943,294     8/10/04            (350,753)
   8,610,717   Swiss Franc .....................            6,794,217     8/17/04             (90,919)
  28,218,327   British Pounds ..................           50,649,655     8/20/04            (290,642)
  30,888,325   Euro ............................           36,631,266     8/23/04            (912,065)
  39,719,966   Poland Zloty ....................           10,316,874     8/30/04            (343,805)
  27,493,875   Danish Krone ....................            4,413,651     9/17/04             (80,435)
  58,275,547   Swedish Krona ...................            7,710,833     9/23/04             (14,826)
  26,159,306   Euro ............................           31,486,880     9/27/04            (297,550)
 315,823,132   Norwegian Krona .................           45,264,309    10/15/04            (272,185)
  55,195,409   Euro ............................           65,390,145    10/25/04          (1,671,320)
  17,250,210   Euro ............................           20,589,751    11/24/04            (368,190)
                                                         ------------                     ------------
                                                  U.S.   $302,701,397                      (4,696,418)
                                                         ============                     ------------
     Unrealized loss on forward exchange contracts ...............................         (4,702,168)
                                                                                          ------------
           Net unrealized loss on forward exchange contracts .....................   U.S. $(2,691,655)
                                                                                          ============

9. RESTRICTED SECURITIES

At June 30, 2004, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At June 30, 2004, the fund held investments in restricted and illiquid securities that were valued under approved methods by the Board of Directors, as follows:

-----------------------------------------------------------------------------------------------
  SHARES/                                                ACQUISITION
  WARRANTS     ISSUER                                       DATE        COST          VALUE
-----------------------------------------------------------------------------------------------
     83,713    AboveNet Inc. ..........................   10/02/01   4,201,538    $  2,006,048
 11,722,000    AboveNet Inc., Contingent Distribution .   10/02/01         --               --
      2,816    AboveNet Inc., wts., 9/08/08 ...........   10/02/01     348,479          15,770
      3,313    AboveNet Inc., wts., 9/08/10 ...........   10/02/01     373,672           7,951
    192,100    Canary Wharf Group PLC .................   10/01/99     786,426         989,380
    457,000    Hollinger Inc., cvt. pfd. ..............    3/18/04   3,615,166       3,149,491
    392,946    NTL Inc. ...............................    1/08/03  20,581,231      22,641,549
     16,080    Olympus Re Holdings Ltd. ...............   12/19/01   1,608,000       2,920,932
     27,506    Security Capital European Realty .......    4/08/98     689,328         201,894
 76,357,000    Seton House Finance Ltd., zero cpn.,
                 2/07/12 ..............................   12/01/03  22,947,296      21,738,515
     20,972    White Mountains Insurance Group Inc. ...   10/22/02   6,186,740      10,160,934
                                                                                   -----------
  TOTAL RESTRICTED SECURITIES (5.3% OF NET ASSETS) .............................   $63,832,464
                                                                                   ===========

                                                          Semiannual Report | 33

Mutual European Fund

11. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING
On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company") claiming violations of the Massachusetts Uniform Securities Act ("Massachusetts Act") with respect to an alleged arrangement to permit market timing (the "Mass. Proceeding"). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) SETTLEMENT
On August 2, 2004, the Company announced that an agreement had been reached by an affiliate of the Fund's investment manager with the SEC that resolved the issues resulting from the SEC's investigation of market timing activity. The SEC issued an "order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order" (the "Order"). The SEC's Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC's Order, pursuant to which an affiliate of the Fund's investment manager neither admits nor denies any wrongdoing, an affiliate of the Fund's investment manager has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires an affiliate of the Fund's investment manager to, among other things, enhance and periodically review compliance policies and procedures.

OTHER GOVERNMENTAL INVESTIGATIONS
As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

34 | Semiannual Report

Mutual European Fund

11. REGULATORY MATTERS (CONTINUED)

OTHER GOVERNMENTAL INVESTIGATIONS (CONTINUED)
The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against an affiliate of the Fund's investment manager and the Fund's principal underwriter concerning payments to securities dealers who sell fund shares (commonly referred to as "revenue sharing"). The staff of the California Attorney General's Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and the Fund's principal underwriter arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.

OTHER LEGAL PROCEEDINGS
The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees.
These lawsuits are styled as class actions and derivative actions.

The Company's management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

                                                          Semiannual Report | 35

Mutual European Fund

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at http://www.sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.

36 | Semiannual Report

Literature Request

For a brochure and prospectus, which contains more complete information, including charges, expenses and risks, call Franklin Templeton Investments at 1-800/DIAL BEN[R] (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Federal Money Fund 5, 6
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund
Franklin Money Fund 5, 6
Franklin Short-Intermediate U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund

TAX-FREE INCOME 7

NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 8
Tax-Exempt Money Fund 5, 6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC 7
Alabama
Arizona
California 9
Colorado
Connecticut
Florida 9
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 8
Michigan 8
Minnesota 8
Missouri
New Jersey
New York 9
North Carolina
Ohio 8
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
  Products Trust 10


1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders as well as select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

7. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

8. Portfolio of insured municipal securities.

9. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

10. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

02/04               Not part of the semiannual report

     [LOGO OMITTED]
FRANKLIN[R] TEMPLETON[R]      One Franklin Parkway
      INVESTMENTS             San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL EUROPEAN FUND

CHAIRMAN OF THE BOARD, PRESIDENT
AND CHIEF INVESTMENT OFFICER
David J. Winters, CFA

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN[R]
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

478 S2004 08/04

MUTUAL FINANCIAL SERVICES FUND


                                                                   JUNE 30, 2004
--------------------------------------------------------------------------------

[PHOTO OMITTED]

--------------------------------------------------------------------------------
                SEMIANNUAL REPORT AND SHAREHOLDER LETTER | SECTOR
--------------------------------------------------------------------------------

                                     MUTUAL
                             FINANCIAL SERVICES FUND

--------------------------------------------------------------------------------
WANT TO RECEIVE
THIS DOCUMENT
FASTER VIA EMAIL?
Eligible shareholders can
sign up for eDelivery at
franklintempleton.com.
See inside for details.

--------------------------------------------------------------------------------





                                 [LOGO OMITTED]
                            FRANKLIN[R] TEMPLETON[R]
                                   INVESTMENTS
                      Franklin o TEMPLETON o MUTUAL SERIES

Thank You For Your
Continued Participation

At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.


SPECIALIZED EXPERTISE

Mutual Series is part of Franklin Templeton Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies. Franklin is a leader in tax-free fund management and an expert in U.S. equity and fixed income investing. Templeton pioneered international investing and, with offices in over 25 countries, offers the broadest global reach in the industry.


TRUE DIVERSIFICATION

Because these management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why the funds can be used to build truly diversified portfolios covering every major asset class.


RELIABILITY YOU CAN TRUST

Franklin Templeton Investments seeks to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped the firm become one of the most trusted names in financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS


[PHOTO OMITTED]


Not part of the semiannual report

Contents

SHAREHOLDER LETTER ................  1

SEMIANNUAL REPORT

Mutual Financial Services Fund.....  4

Performance Summary................  8

Financial Highlights and
Statement of Investments........... 11

Financial Statements............... 18

Notes to Financial Statements...... 22

Proxy Voting Policies and
Procedures ........................ 33


--------------------------------------------------------------------------------

Semiannual Report

Mutual Financial Services Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Financial Services Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in common and preferred stocks, bonds and convertible securities issued by companies in the financial services industry. The Fund normally will have at least 80% of its assets invested in securities of issuers such as banks, savings and loan organizations, credit card companies, brokerage firms, finance companies, sub-prime lending institutions, investment advisors, investment companies and insurance companies.


--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------


This semiannual report for Mutual Financial Services Fund covers the period ended June 30, 2004.


PERFORMANCE OVERVIEW

Mutual Financial Services Fund - Class Z posted a 3.00% cumulative total return for the six months ended June 30, 2004. Compared with its benchmarks over the same period, the Fund underperformed the Standard & Poor's 500 Composite Index's (S&P 500's) 3.44% return but outperformed the S&P 500 Financials Index's 2.38% return. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.


ECONOMIC AND MARKET OVERVIEW

During the six months ended June 30, 2004, the U.S. economy remained strong as gross domestic product (GDP) rose at a 4.0% annualized rate over the previous six-month period. Major contributors to growth included consumer spending, inventory investment, equipment and software spending, and federal government spending. Corporate profits for first quarter 2004 were 32% higher than for the same period a year earlier. 2



1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The S&P 500 Financials Index is market value-weighted and includes all the financial stocks in the S&P 500. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Source: Bureau of Economic Analysis.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 15.


4 |  Semiannual Report

Labor market conditions improved during the reporting period. More than one-half of the jobs lost during the recession and weak economic expansion have been recovered. The economy created 1.3 million jobs since January 2004. In addition, the unemployment rate fell from 5.7% in December 2003 to 5.6% at period-end.3 Services created the most jobs led by leisure and hospitality, education and health, and business and professional services.

In light of positive economic developments, consumer inflation picked up speed in 2004. Even excluding the volatile food and energy categories, consumer prices increased 1.9% for the 12 months ended June 30, 2004. Consequently, for the first time in four years, the Federal Reserve Board (Fed) raised the federal funds target rate on June 30, 2004, by a quarter-point to 1.25%. With inflation expected to remain relatively low, Fed policymakers believe they can raise interest rates at a measured pace. Nonetheless, the Fed said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.

Domestic equity markets were modestly higher in the first half of 2004. Despite continued signs of enhanced corporate fundamentals through period-end, investors appeared cautious due to geopolitical uncertainty and speculation about when the Fed might act to constrain inflation by pushing up historically low interest rates. The S&P 500 rose 3.44% for the six months under review, while the technology-heavy NASDAQ Composite Index gained 2.43%.4 Financial services sector stocks generally fared well during the first three months of the year, but declined during the second quarter as rising interest rates led some investors to shift capital away from financials.


INVESTMENT STRATEGY

We strive to provide investors with superior risk-adjusted returns over time through our distinctive, three-pronged investment style, which includes investments in undervalued common stocks, distressed debt and risk arbitrage. Rigorous fundamental analysis drives our investment process. We attempt to determine each investment's intrinsic value as well as the price at which we would be willing to commit shareholder funds. While valuation remains our key consideration, we utilize numerous fundamental factors such as return on equity, financial leverage and long-term earnings power. We also consider factors such as management quality and competitive position. As always, our approach to successful investing is as much about assessing risk and containing losses as it is about achieving profits.


PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 6/30/04

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Commercial Banks                            26.4%
Insurance                                   24.7%
Real Estate                                 15.9%
Thrifts & Mortgage Finance                  12.2%
Government Agencies                         11.0%
Diversified Financial Services               4.1%
Consumer Finance                             1.4%
Corporate Bonds                              1.2%
Commercial Services & Supplies               1.0%
Capital Markets                              0.1%
Other Net Assets                             2.0%


3. Source: Bureau of Labor Statistics.

4. Source: Standard & Poor's Micropal. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value-weighted and includes over 3,000 companies.



                                                           Semiannual Report | 5

--------------------------------------------------------------------------------
  WHAT IS ROE?
--------------------------------------------------------------------------------
  Return on equity is an amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. Return on equity tells common shareholders how effectually their money is being employed. Comparing percentages for current and prior periods also reveals trends, and comparison with industry composites reveals how well a company is holding its own against its competitors.
--------------------------------------------------------------------------------


MANAGER'S DISCUSSION

A discussion of some of our successful and disappointing investments during the first half of 2004 provides some interesting insight into our investment process. The Fund's performance was driven primarily by our select investments in smaller capitalization banks and insurers and, to a lesser extent, by our meaningful cash position and an underweighted position in brokerages and money center banks, compared to the benchmark S&P 500. The Fund's top performing positions during the six-month reporting period included three U.S. companies:
Hanmi Financial, specializing in Korean-American banking; Meadowbrook Insurance Group (MIG), a holding company whose subsidiaries provide a variety of alternative risk-management programs and services; and White Mountains Insurance Group, which operates a reinsurance company and provides property and liability insurance through several subsidiaries.

In late 2003, Hanmi Financial agreed to acquire Pacific Union Bank, creating the largest U.S. Korean-American bank. We participated in the private financing of the acquisition, buying Hanmi stock at $19 per share, which based on our strategy we believed was substantially below its intrinsic value. The transaction closed on April 27 of this year, at which point Hanmi's underlying stock price had already risen to $25.26 per share -- roughly 33% above our original $19-per-share buy price. From there, the company's underlying stock price appreciated another 17.20% to $29.50 per share on June 30, 2004.

Our investment in MIG continued to bear fruit during the period under review. The company's unexpected announcement of a charge to bolster reserves for future potential claims created an opportunity for us to double the Fund's ownership of MIG shares during a previous reporting period. Afterward, company management executed its strategy through the first half of 2004 and remained determined to achieve its goal of a double-digit return on equity (also called ROE).

White Mountains Insurance continued to perform well this reporting period, driven by solid results across all of its operations, including primary insurance, reinsurance and investments. The turnaround of OneBeacon, the company's primary insurance operation acquired in 2001, appeared nearly complete. In addition to the elimination of redundant expenses, White Mountains has almost completely re-underwritten OneBeacon's book of insurance policies by shedding less profitable businesses, expanding business with potential for greater returns and increasing pricing across the board. By period-end, OneBeacon was generating sustained operating profits after years of losses under prior management. In addition to the improving OneBeacon story, White Mountains announced and completed a number of important transactions, including the acquisition of Sirius Insurance Group, Sierra Health and Safeco Life, which to us demonstrated management's disciplined approach to allocating and deploying capital.



6 |  Semiannual Report

As always, not all of the Fund's investments lived up to our expectations. Our investment in Integrated Alarm Services Group, which buys residential and commercial alarm contracts, underperformed after missing its earnings targets early in the year. After reassessing the company's prospects following that report, we added to the Fund's position at a reduced price, demonstrating our belief in the company's business model. MCG Capital, a long-time fund investment, underperformed during the first half of 2004 after appreciating more than 81% in 2003 (103% with dividends reinvested). While the 2004 performance of MCG shares has been disappointing, the Fund participated in an equity offering in May at $15 per share, providing a dividend yield in excess of 11%, a level we continue to view as attractive. Finally, our investment in Falcon Financial, a lender to the auto-dealer community, posted disappointing first quarter 2004 results and its stock price fell 20.4% during the reporting period. We believed Falcon's business model remained attractive, and consistent with our strategy we utilized the share price decline as an opportunity to increase the Fund's investment in the company.

Thank you for your continued participation in Mutual Financial Services Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]

/S/Todd J. Jonasz
Todd J. Jonasz


[PHOTO OMITTED]

/S/John B. Wimsatt
John B. Wimsatt

Co-Portfolio Managers
Mutual Financial Services Fund


THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



TOP 10 HOLDINGS
6/30/04
---------------------------------------------------
  COMPANY                               % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY              NET ASSETS
---------------------------------------------------
  Sovereign Bancorp Inc.                      3.5%
   THRIFTS & MORTGAGE FINANCE, U.S.
---------------------------------------------------
  White Mountains Insurance Group Inc.,
  common & restricted                         3.3%
   INSURANCE, U.S.
---------------------------------------------------
  iStar Financial Inc., common & preferred    3.3%
   REAL ESTATE, U.S.
---------------------------------------------------
  Saxon Capital Inc.                          3.0%
   THRIFTS & MORTGAGE FINANCE, U.S.
---------------------------------------------------
  Allied Irish Banks PLC                      2.9%
   COMMERCIAL BANKS, IRISH REPUBLIC
---------------------------------------------------
  Hanmi Financial Corp.                       2.4%
   COMMERCIAL BANKS, U.S.
---------------------------------------------------
  Old Republic International Corp.            2.3%
   INSURANCE, U.S.
---------------------------------------------------
  First Community Bancorp.                    2.2%
   COMMERCIAL BANKS, U.S.
---------------------------------------------------
  Euronext                                    2.2%
   DIVERSIFIED FINANCIAL SERVICES,
   NETHERLANDS
---------------------------------------------------
  Bank of Ireland                             2.0%
   COMMERCIAL BANKS, IRISH REPUBLIC
---------------------------------------------------

Performance Summary as of 6/30/04

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
--------------------------------------------------------------------------------------------------
  CLASS Z                                               CHANGE           6/30/04         12/31/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.22            $20.28           $20.06
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/04-6/30/04)
--------------------------------------------------------------------------------------------------
  Dividend Income                   $0.0303
--------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           6/30/04         12/31/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.19            $20.27           $20.08
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/04-6/30/04)
--------------------------------------------------------------------------------------------------
  Dividend Income                   $0.0239
--------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE           6/30/04         12/31/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.13            $19.89           $19.76
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/04-6/30/04)
--------------------------------------------------------------------------------------------------
  Dividend Income                   $0.0143
--------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           6/30/04         12/31/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.13            $20.15          $20.02
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/04-6/30/04)
--------------------------------------------------------------------------------------------------
  Dividend Income                   $0.0125
--------------------------------------------------------------------------------------------------




8 |  Semiannual Report

PERFORMANCE 1

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

----------------------------------------------------------------------------------------------------
  CLASS Z                              6-MONTH           1-YEAR          5-YEAR  INCEPTION (8/19/97)
----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2              3.00%           21.19%          84.68%           176.38%
----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3          3.00%           21.19%          13.05%            15.97%
----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4        $10,300          $12,119         $18,468           $27,638
----------------------------------------------------------------------------------------------------
  CLASS A                              6-MONTH           1-YEAR          5-YEAR  INCEPTION (8/19/97)
----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2              2.76%           20.70%          81.50%           170.26%
----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3         -3.17%           13.78%          11.33%            14.60%
----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4         $9,683          $11,378         $17,106           $25,472
----------------------------------------------------------------------------------------------------
  CLASS B                              6-MONTH           1-YEAR          5-YEAR   INCEPTION (1/1/99)
----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2              2.51%           20.00%          75.72%            97.07%
----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3         -1.49%           16.00%          11.68%            13.04%
----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4         $9,851          $11,600         $17,372           $19,607
----------------------------------------------------------------------------------------------------
  CLASS C                              6-MONTH           1-YEAR          5-YEAR  INCEPTION (8/19/97)
----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2              2.47%           19.94%          75.66%           158.62%
----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3          1.47%           18.94%          11.93%            14.85%
----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4        $10,147          $11,894         $17,566           $25,862
----------------------------------------------------------------------------------------------------


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.


FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.




                                                           Semiannual Report | 9

ENDNOTES

INVESTING IN A SINGLE-SECTOR FUND INVOLVES SPECIAL RISKS, INCLUDING GREATER SENSITIVITY TO ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS AFFECTING THE SECTOR. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, AS WELL AS LOWER-RATED "JUNK BONDS," WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors, as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.


1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.


10   Semiannual Report

Mutual Financial Services Fund

FINANCIAL HIGHLIGHTS


                                                  -------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                    JUNE 30, 2004                    YEAR ENDED DECEMBER 31,
CLASS Z                                             (UNAUDITED)       2003         2002       2001        2000        1999
                                                  -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........        $20.06      $15.92       $16.64     $16.33      $13.05      $12.85
                                                  -------------------------------------------------------------------------

Income from investment operations:

 Net investment income a .......................           .13         .23          .25        .24         .23         .16

 Net realized and unrealized gains (losses) ....           .46        4.58         (.26)      1.71        3.87         .45
                                                  -------------------------------------------------------------------------
Total from investment operations ...............           .59        4.81         (.01)      1.95        4.10         .61
                                                  -------------------------------------------------------------------------
Less distributions from:

 Net investment income .........................          (.03)       (.24)        (.28)      (.23)       (.24)       (.19)

 Net realized gains ............................          (.34)       (.43)        (.43)     (1.41)       (.58)       (.22)
                                                  -------------------------------------------------------------------------
Total distributions ............................          (.37)       (.67)        (.71)     (1.64)       (.82)       (.41)
                                                  -------------------------------------------------------------------------
Net asset value, end of period .................        $20.28      $20.06       $15.92     $16.64      $16.33      $13.05
                                                  -------------------------------------------------------------------------

Total return b .................................         3.00%      30.23%       (.27)%     12.31%      32.29%       4.78%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............      $152,895    $151,918     $104,658    $96,936     $80,051     $76,916

Ratios to average net assets:*

 Expenses c ....................................         1.11%d      1.13%        1.09%      1.10%       1.24%       1.07%

 Expenses, excluding waiver and payments
  by affiliate c ...............................         1.11%d      1.13%        1.09%      1.10%       1.24%       1.20%

 Net investment income .........................         1.25%d      1.28%        1.47%      1.43%       1.65%       1.17%

Portfolio turnover rate ........................        19.23%      25.78%       40.17%     83.41%      53.65%      81.81%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses ......................................         1.09%d      1.11%        1.09%      1.09%       1.23%       1.05%
 Expenses, excluding waiver and payments
  by affiliate .................................         1.09%d      1.11%        1.09%      1.09%       1.23%       1.18%




a Based on average daily shares outstanding.

b Total return is not annualized for periods less than one year.

c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

d Annualized.





                                                          Semiannual Report | 11

Mutual Financial Services Fund

                                                  -------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                    JUNE 30, 2004                     YEAR ENDED DECEMBER 31,
CLASS A                                             (UNAUDITED)       2003         2002       2001        2000        1999
                                                  -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........        $20.08      $15.95       $16.66     $16.35      $13.07      $12.87
                                                  -------------------------------------------------------------------------

Income from investment operations:

 Net investment income a .......................           .09         .16          .19        .19         .18         .11

 Net realized and unrealized gains (losses) ....           .46        4.58         (.25)      1.71        3.87         .45
                                                  -------------------------------------------------------------------------
Total from investment operations ...............           .55        4.74         (.06)      1.90        4.05         .56
                                                  -------------------------------------------------------------------------
Less distributions from:

 Net investment income .........................          (.02)       (.18)        (.22)      (.18)       (.19)       (.14)

 Net realized gains ............................          (.34)       (.43)        (.43)     (1.41)       (.58)       (.22)
                                                  -------------------------------------------------------------------------
Total distributions ............................          (.36)       (.61)        (.65)     (1.59)       (.77)       (.36)
                                                  -------------------------------------------------------------------------
Net asset value, end of period .................        $20.27      $20.08       $15.95     $16.66      $16.35      $13.07
                                                  -------------------------------------------------------------------------

Total return b .................................         2.76%      29.79%        (.57)%    11.85%      31.90%       4.35%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............      $264,816    $264,411     $180,299   $167,903    $131,331    $107,935

Ratios to average net assets:*

 Expenses c ....................................         1.46%d      1.48%        1.44%      1.45%       1.59%       1.42%

 Expenses, excluding waiver and payments
  by affiliate c ...............................         1.46%d      1.48%        1.44%      1.45%       1.59%       1.55%

 Net investment income .........................          .90%d       .93%        1.12%      1.08%       1.30%        .82%

Portfolio turnover rate ........................        19.23%      25.78%       40.17%     83.41%      53.65%      81.81%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses ......................................         1.44%d      1.46%        1.44%      1.44%       1.58%       1.40%
 Expenses, excluding waiver and payments
  by affiliate .................................         1.44%d      1.46%        1.44%      1.44%       1.58%       1.53%




a Based on average daily shares outstanding.

b Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

d Annualized.





12 |  Semiannual Report

Mutual Financial Services Fund

                                                  --------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                    JUNE 30, 2004                     YEAR ENDED DECEMBER 31,
CLASS B                                             (UNAUDITED)       2003         2002       2001        2000        1999 D
                                                  --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........         $19.76     $15.73       $16.47     $16.21      $13.00      $12.87
                                                  --------------------------------------------------------------------------

Income from investment operations:

 Net investment income a .......................            .03        .05          .09        .07         .09         .03

 Net realized and unrealized gains (losses) ....            .45       4.49         (.26)      1.70        3.83         .44
                                                  --------------------------------------------------------------------------
Total from investment operations ...............            .48       4.54         (.17)      1.77        3.92         .47
                                                  --------------------------------------------------------------------------
Less distributions from:

 Net investment income .........................           (.01)      (.08)        (.14)      (.10)       (.13)       (.12)

 Net realized gains ............................           (.34)      (.43)        (.43)     (1.41)       (.58)       (.22)
                                                  --------------------------------------------------------------------------
Total distributions ............................           (.35)      (.51)        (.57)     (1.51)       (.71)       (.34)
                                                  --------------------------------------------------------------------------
Net asset value, end of period .................         $19.89     $19.76       $15.73     $16.47      $16.21      $13.00
                                                  --------------------------------------------------------------------------

Total return b .................................          2.51%     28.88%       (1.21)%    11.16%      31.00%       3.69%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............        $38,302    $34,219      $20,776    $11,212      $4,429      $1,065

Ratios to average net assets:*

 Expenses c ....................................          2.11%e     2.12%        2.09%      2.10%       2.24%       2.08%

 Expenses, excluding waiver and payments
  by affiliate c ...............................          2.11%e     2.12%        2.09%      2.10%       2.24%       2.21%

 Net investment income .........................           .25%e      .29%         .47%       .42%        .62%        .19%

Portfolio turnover rate ........................         19.23%     25.78%       40.17%     83.41%      53.65%      81.81%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses ......................................          2.09%e     2.10%        2.09%      2.09%       2.23%       2.06%
 Expenses, excluding waiver and payments
  by affiliate .................................          2.09%e     2.10%        2.09%      2.09%       2.23%       2.19%





a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

d Effective date of Class B shares was January 1, 1999.

e Annualized.





                                                          Semiannual Report | 13

Mutual Financial Services Fund

                                                  -------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                    JUNE 30, 2004                     YEAR ENDED DECEMBER 31,
CLASS C                                             (UNAUDITED)       2003         2002       2001        2000        1999
                                                  -------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........        $20.02      $15.92       $16.63     $16.32      $13.05      $12.83
                                                  -------------------------------------------------------------------------

Income from investment operations:

 Net investment income a .......................           .03         .05          .08        .07         .09         .02

 Net realized and unrealized gains (losses) ....           .45        4.55         (.25)      1.71        3.86         .46
                                                  -------------------------------------------------------------------------
Total from investment operations ...............           .48        4.60         (.17)      1.78        3.95         .48
                                                  -------------------------------------------------------------------------
Less distributions from:

 Net investment income .........................          (.01)       (.07)        (.11)      (.06)       (.10)       (.04)

 Net realized gains ............................          (.34)       (.43)        (.43)     (1.41)       (.58)       (.22)
                                                  -------------------------------------------------------------------------
Total distributions ............................          (.35)       (.50)        (.54)     (1.47)       (.68)       (.26)
                                                  -------------------------------------------------------------------------
Net asset value, end of period .................        $20.15      $20.02       $15.92     $16.63      $16.32      $13.05
                                                  -------------------------------------------------------------------------

Total return b .................................          2.47%     28.87%       (1.20)%    11.15%      31.08%       3.75%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............       $143,877   $141,233     $105,451   $106,248     $94,851     $88,773

Ratios to average net assets:*

 Expenses c ....................................          2.11%d     2.13%        2.07%      2.09%       2.23%       2.06%

 Expenses, excluding waiver and payments
  by affiliate c ...............................          2.11%d     2.13%        2.07%      2.09%       2.23%       2.19%

 Net investment income .........................           .25%d      .28%         .49%       .43%        .67%        .18%

Portfolio turnover rate ........................         19.23%     25.78%       40.17%     83.41%      53.65%      81.81%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses ......................................          2.09%d     2.11%        2.07%      2.08%       2.22%       2.04%
 Expenses, excluding waiver and payments
  by affiliate .................................          2.09%d     2.11%        2.07%      2.08%       2.22%       2.17%



a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

d Annualized.





14 |  See notes to financial statements.  |  Semiannual Report

Mutual Financial Services Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2004 (UNAUDITED)



---------------------------------------------------------------------------------------------------------------------------
                                                                                COUNTRY         SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND OTHER EQUITY INTERESTS 84.5%
   CAPITAL MARKETS .1%
  aDT Beteiligungs AG ................................................          Germany            55,907     $    714,882
                                                                                                              -------------

   COMMERCIAL BANKS 26.4%
   Allied Irish Banks PLC ............................................      Irish Republic      1,106,400       17,122,393
   Anglo Irish Bank Corp. PLC ........................................      Irish Republic        451,240        7,082,107
   Bank Mutual Corp. .................................................       United States        889,200        9,692,280
   Bank of Ireland ...................................................      Irish Republic        895,572       11,941,977
   BNP Paribas SA ....................................................          France            177,600       10,922,682
   Charter One Financial Inc. ........................................       United States         22,400          989,856
   City National Corp. ...............................................       United States        106,753        7,013,672
   Danske Bank .......................................................          Denmark           464,400       11,003,298
   DNB Holding ASA ...................................................          Norway            509,820        3,478,971
a,bElephant Capital Holdings Ltd. ....................................           Japan              2,064        2,745,120
   First Community Bancorp ...........................................       United States        345,160       13,267,950
   First Niagara Financial Group Inc. ................................       United States        522,753        6,273,036
  aFranklin Bank Corp., Houston ......................................       United States         35,100          555,282
a,bHanmi Financial Corp. .............................................       United States        511,576       14,336,917
   Hibernia Corp., A .................................................       United States        286,600        6,964,380
   Kansai Urban Banking Corp. ........................................           Japan             93,762          165,844
a,bNippon Investment LLC .............................................           Japan            797,000               --
   PNC Financial Services Group ......................................       United States         97,900        5,196,532
   Prosperity Bancshares Inc. ........................................       United States        164,837        4,013,781
a,b,cState National Bancshares Inc. ..................................       United States        507,936       10,158,720
a,bSterling Financial Corp. ..........................................       United States         11,050          352,148
   Taylor Capital Group Inc. .........................................       United States        148,456        3,228,918
  aTexas Capital Bancshares Inc. .....................................       United States        314,000        5,212,400
   Unionbancal Corp. .................................................       United States        113,000        6,373,200
                                                                                                              -------------
                                                                                                               158,091,464
                                                                                                              -------------

   COMMERCIAL SERVICES & SUPPLIES 1.0%
  eComdisco, Contingent Equity Distribution ..........................       United States      4,645,036               --
  aComdisco Holding Co., Inc. ........................................       United States             10              260
  aIntegrated Alarm Services .........................................       United States      1,121,200        6,054,480
                                                                                                              -------------
                                                                                                                 6,054,740
                                                                                                              -------------

   CONSUMER FINANCE 1.4%
   MCG Capital Corp. .................................................       United States        550,900        8,472,842
  aUnion Acceptance Corp., A .........................................       United States      1,198,600           95,888
                                                                                                              -------------
                                                                                                                 8,568,730
                                                                                                              -------------

   DIVERSIFIED FINANCIAL SERVICES 4.1%
a,bA.B. Watley Group Inc. ............................................       United States        128,365           26,956
   Euronext ..........................................................        Netherlands         472,200       13,156,084
   Irish Life & Permanent PLC ........................................      Irish Republic        438,900        6,664,159
a,bLeucadia National Corp. ...........................................       United States         87,450        4,128,952
  cOxford Financial ..................................................       United States        500,000          625,000
                                                                                                              -------------
                                                                                                                24,601,151
                                                                                                              -------------

   INSURANCE 24.6%
  aBerkshire Hathaway Inc., A ........................................       United States            113       10,051,350
  aBerkshire Hathaway Inc., B ........................................       United States            134          395,970




                                                          Semiannual Report | 15

Mutual Financial Services Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                COUNTRY         SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
   INSURANCE (CONT.)
  aCatlin Group ......................................................      United Kingdom      1,320,000     $  8,635,704
  aConseco Inc. ......................................................       United States        517,175       10,291,783
   Hartford Financial Services Group Inc. ............................       United States        159,000       10,929,660
   IPC Holdings Ltd. .................................................          Bermuda           162,800        6,012,204
  aMeadowbrook Insurance Group Inc. ..................................       United States      1,403,500        7,438,550
   MetLife Inc. ......................................................       United States        160,270        5,745,680
   Montpelier Re Holdings Ltd. .......................................          Bermuda           180,275        6,300,611
   Nationwide Financial Services Inc., A .............................       United States        188,400        7,085,724
   Old Republic International Corp. ..................................       United States        588,300       13,954,476
a,bOlympus Re Holdings Ltd. ..........................................          Bermuda             7,480        1,358,742
   Prudential Financial Inc. .........................................       United States        173,600        8,067,192
   Safety Insurance Group Inc. .......................................       United States        404,100        8,655,822
   St. Paul Travelers Cos. Inc. ......................................       United States        254,036       10,298,619
  aUnited National Group Ltd. ........................................       United States        483,240        7,301,756
   White Mountains Insurance Group Inc. ..............................       United States         25,300       12,903,000
  bWhite Mountains Insurance Group Inc. ..............................       United States         14,148        6,854,706
   Willis Group Holdings Ltd. ........................................       United States        142,300        5,329,135
                                                                                                              -------------
                                                                                                               147,610,684
                                                                                                              -------------

   REAL ESTATE 14.7%
   American Financial Realty Trust ...................................       United States        353,400        5,050,086
  cBimini Mortgage Management Inc. ...................................       United States        599,667       10,194,339
  aCapital Lease Funding Inc. ........................................       United States        585,000        6,084,000
a,cFalcon Financial Investment Trust .................................       United States      1,086,100        8,471,580
   Fieldstone Investment Corp. .......................................       United States        509,700        8,027,775
   Friedman Billings Ramsey Group Inc., A ............................       United States        382,600        7,571,654
   Government Properties Trust Inc. ..................................       United States        479,700        5,012,865
   iStar Financial Inc. ..............................................       United States        308,100       12,324,000
  aJER Investors Trust, 144A .........................................       United States        298,400        4,476,000
   Luminent Mortgage Capital Inc. ....................................       United States        198,300        2,379,600
   Luminent Mortgage Capital Inc.,144A ...............................       United States        417,500        5,010,000
  aMedical Properties Trust ..........................................       United States        676,500        6,765,000
  aNew York Mortgage Trust Inc. ......................................       United States        779,440        6,905,838
                                                                                                              -------------
                                                                                                                88,272,737
                                                                                                              -------------

   THRIFTS & MORTGAGE FINANCE 12.2%
   Astoria Financial Corp. ...........................................       United States        235,700        8,621,906
   Brookline Bancorp Inc. ............................................       United States        359,500        5,273,865
  aCommercial Capital Bancorp Inc. ...................................       United States          1,673           29,057
   Commercial Federal Corp. ..........................................       United States        113,800        3,083,980
  aFranklin Bank Corp., A, 144A ......................................       United States        300,000        4,746,000
   Golden West Financial Corp. .......................................       United States         37,400        3,977,490
   Hudson City Bancorp Inc. ..........................................       United States        253,798        8,487,005
  aSaxon Capital Inc. ................................................       United States        780,700       17,823,381
   Sovereign Bancorp Inc. ............................................       United States        958,800       21,189,480
                                                                                                              -------------
                                                                                                                73,232,164
                                                                                                              -------------
   TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS (COST $392,340,755)                                          507,146,552
                                                                                                              -------------



16 |  Semiannual Report

Mutual Financial Services Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                COUNTRY         SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------------
   PREFERRED STOCKS 1.3%
   INSURANCE .1%
   United Fire & Casualty Co., 6.375%, cvt., pfd. ....................       United States         13,900     $    508,879
                                                                                                              -------------

   REAL ESTATE 1.2%
   Istar Financial Inc., pfd. ........................................       United States        297,958        7,374,460
                                                                                                              -------------

   TOTAL PREFERRED STOCKS (COST $7,796,450) ..........................                                           7,883,339
                                                                                                              -------------


                                                                                          --------------------
                                                                                           PRINCIPAL AMOUNT D
                                                                                          --------------------
   CORPORATE BONDS & NOTES (COST $6,053,959) 1.2%
  bFE Capital LLC, 5.00%, 8/28/07 ....................................           Japan       $  6,162,000        7,086,300
                                                                                                              -------------

   GOVERNMENT AGENCIES (COST $66,325,316) 11.0%
   Federal Home Loan Bank, 0.990% to 1.833%,
     with maturities to 5/05/05 ......................................       United States     66,619,000       66,206,968
                                                                                                              -------------
   TOTAL INVESTMENTS (COST $472,516,480) 98.0% .......................                                         588,323,159
   NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS .................                                            (151,081)
   OTHER ASSETS, LESS LIABILITIES 2.0% ...............................                                          11,718,789
                                                                                                              -------------
   NET ASSETS 100.0% .................................................                                        $599,890,867
                                                                                                              -------------





a Non-income producing.
b See Note 9 regarding restricted securities.
c See Note 10 regarding Holdings of 5% Voting Securities.
d The principal amount is stated in U.S. dollars unless otherwise indicated. e Contingent Distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.


                     Semiannual Report | See notes to financial statements. | 17

Mutual Financial Services Fund

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
June 30, 2004 (unaudited)



Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ................................................    $445,770,241
  Cost - Non-controlled affiliated issuers (Note 10) .........................      26,746,239
                                                                                  -------------
  Value - Unaffiliated issuers ...............................................     558,873,520
  Value - Non-controlled affiliated issuers (Note 10) ........................      29,449,639
 Cash ........................................................................         142,410
 Foreign currency, at value (cost $1,520,999) ................................       1,514,927
 Receivables:
  Investment securities sold .................................................       8,914,038
  Capital shares sold ........................................................         489,025
  Dividends and interest .....................................................       1,701,729
 Unrealized gain on forward exchange contracts (Note 8) ......................         385,973
 Due from brokers - synthetic equity swaps ...................................       1,324,648
                                                                                  -------------
      Total assets ...........................................................     602,795,909
                                                                                  -------------
Liabilities:
 Payables:
  Investment securities purchased ............................................          24,685
  Capital shares redeemed ....................................................       1,292,744
  Affiliates .................................................................         989,493
 Unrealized loss on forward exchange contracts (Note 8) ......................         537,054
 Other liabilities ...........................................................          61,066
                                                                                  -------------
      Total liabilities ......................................................       2,905,042
                                                                                  -------------
      Net assets, at value ...................................................    $599,890,867
                                                                                  -------------
Net assets consist of:
 Undistributed net investment income (loss) ..................................       1,195,559
 Net unrealized appreciation (depreciation)...................................     116,808,623
 Accumulated net realized gain (loss) ........................................      41,600,010
 Capital shares ..............................................................     440,286,675
                                                                                  -------------
      Net assets, at value ...................................................    $599,890,867
                                                                                  -------------




18 |  Semiannual Report

Mutual Financial Services Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2004 (unaudited)



CLASS Z:
 Net assets, at value .........................................................   $152,895,443
                                                                                  -------------
 Shares outstanding ...........................................................      7,541,065
                                                                                  -------------
 Net asset value and maximum offering price per share .........................         $20.28
                                                                                  -------------
CLASS A:
 Net assets, at value .........................................................   $264,816,352
                                                                                  -------------
 Shares outstanding ...........................................................     13,063,827
                                                                                  -------------
 Net asset value per share a ..................................................         $20.27
                                                                                  -------------
 Maximum offering price per share (net asset value per share / 94.25%) ........         $21.51
                                                                                  -------------
CLASS B:
 Net assets, at value .........................................................    $38,302,237
                                                                                  -------------
 Shares outstanding ...........................................................      1,925,861
                                                                                  -------------
 Net asset value and maximum offering price per share a .......................         $19.89
                                                                                  -------------
CLASS C:
 Net assets, at value .........................................................   $143,876,835
                                                                                  -------------
 Shares outstanding ...........................................................      7,139,371
                                                                                  -------------
 Net asset value and maximum offering price per share a .......................         $20.15
                                                                                  -------------



a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.




                     Semiannual Report | See notes to financial statements. | 19

Mutual Financial Services Fund

STATEMENT OF OPERATIONS
for the six months ended June 30, 2004 (unaudited)



Investment income:
 (net of foreign taxes of $196,536)
 Dividends:
  Unaffiliated issuers ..........................................................     $ 5,942,844
  Non-controlled affiliated issuers (Note 10) ...................................         620,697
 Interest:
  Unaffiliated issuers ..........................................................         625,534
                                                                                      ------------
      Total investment income ...................................................       7,189,075
                                                                                      ------------
Expenses:
 Management fees (Note 3) .......................................................       2,442,255
 Administrative fees (Note 3) ...................................................         236,008
 Distribution fees (Note 3)
  Class A .......................................................................         476,816
  Class B .......................................................................         184,798
  Class C .......................................................................         729,285
 Transfer agent fees (Note 3) ...................................................         543,600
 Custodian fees (Note 4) ........................................................          12,000
 Reports to shareholders ........................................................          29,100
 Registration and filing fees ...................................................          40,900
 Professional fees ..............................................................          15,200
 Directors' fees and expenses ...................................................          10,200
 Dividends on securities sold short .............................................          52,566
 Other ..........................................................................           5,800
                                                                                      ------------
      Total expenses ............................................................       4,778,528
      Expense reductions (Note 4) ...............................................          (2,165)
                                                                                      ------------
        Net expenses ............................................................       4,776,363
                                                                                      ------------
        Net investment income ...................................................       2,412,712
                                                                                      ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments:
   Unaffiliated issuers .........................................................      39,989,771
   Non-controlled affiliated issuers (Note 10) ..................................       1,150,187
  Written options (Note 1f) .....................................................         (64,067)
  Securities sold short (Note 1g) ...............................................        (237,652)
  Foreign currency transactions .................................................      (1,342,985)
                                                                                      ------------
        Net realized gain (loss) ................................................      39,495,254
 Net unrealized appreciation (depreciation) on:
  Investments ...................................................................     (29,589,759)
  Translation of assets and liabilities denominated in foreign currencies .......       3,096,964
                                                                                      ------------
        Net unrealized appreciation (depreciation) ..............................     (26,492,795)
                                                                                      ------------
Net realized and unrealized gain (loss) .........................................      13,002,459
                                                                                      ------------
Net increase (decrease) in net assets resulting from operations .................     $15,415,171
                                                                                      ------------




20 |  See notes to financial statements.  |  Semiannual Report

Mutual Financial Services Fund

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended June 30, 2004 (unaudited) and the year ended December 31, 2003

                                                                                        ------------------------------------
                                                                                        SIX MONTHS ENDED      YEAR ENDED
                                                                                          JUNE 30, 2004    DECEMBER 31, 2003
                                                                                        ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........................................................       $  2,412,712         $  3,971,447
  Net realized gain (loss) from investments, written options, securities sold short,
   and foreign currency transactions .............................................         39,495,254           23,885,829
  Net unrealized appreciation (depreciation) on investments and translation of assets
   and liabilities denominated in foreign currencies .............................        (26,492,795)         103,309,303
                                                                                         -----------------------------------
     Net increase (decrease) in net assets resulting from operations .............         15,415,171          131,166,579
 Distributions to shareholders from:
  Net investment income:
   Class Z .......................................................................           (225,424)          (1,738,495)
   Class A .......................................................................           (307,889)          (2,265,228)
   Class B .......................................................................            (27,010)            (133,901)
   Class C .......................................................................            (88,184)            (454,311)
  Net realized gains:
   Class Z .......................................................................         (2,511,453)          (3,178,326)
   Class A .......................................................................         (4,340,928)          (5,516,492)
   Class B .......................................................................           (638,930)            (722,331)
   Class C .......................................................................         (2,380,436)          (2,956,429)
                                                                                         -----------------------------------
 Total distributions to shareholders .............................................        (10,520,254)         (16,965,513)
 Capital share transactions (Note 2):
  Class Z ........................................................................           (738,130)          17,712,321
  Class A ........................................................................         (1,777,006)          33,006,442
  Class B ........................................................................          3,946,066            7,339,662
  Class C ........................................................................          1,784,897            8,335,815
                                                                                         -----------------------------------
 Total capital share transactions ................................................          3,215,827           66,394,240
     Net increase (decrease) in net assets .......................................          8,110,744          180,595,306
Net assets:
 Beginning of period .............................................................        591,780,123          411,184,817
                                                                                         -----------------------------------
 End of period ...................................................................       $599,890,867         $591,780,123
                                                                                         -----------------------------------
Undistributed net investment income (loss) included in net assets:
 End of period ...................................................................       $  1,195,559         $   (568,646)
                                                                                         -----------------------------------




                     Semiannual Report | See notes to financial statements. | 21

Mutual Financial Services Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Financial Services Fund (the Fund) is a separate, nondiversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation by investing approximately 80% of its assets in securities issued by companies in the financial services industry. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Debt securities, other over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities (including restricted securities) will be valued at fair value. Investments in open-end mutual funds are valued at the closing net asset value. Short-term securities are valued at amortized cost which approximates current value. All security valuation procedures are approved by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.





22 |  Semiannual Report

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

E. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin" are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.





                                                          Semiannual Report | 23

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. OPTION CONTRACTS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

G. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size and will be recognized upon the termination of a short sale.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

H. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on a tax basis and may differ from net investment income and realized gains for financial reporting purposes.





24 |  Semiannual Report

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

K. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of Fund shares held five trading days or less may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. There were no redemption fees for the period.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


2. CAPITAL STOCK

The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class, and its exchange privilege.





                                                          Semiannual Report | 25

Mutual Financial Services Fund

2. CAPITAL STOCK (CONTINUED)

At June 30, 2004, there were 500 million shares authorized ($0.001 par value) of which 200 million, 100 million, 100 million, and 100 million were designated as Class Z, Class A, Class B, and Class C shares, respectively. Transactions in the Fund's shares were as follows:

                                       ---------------------------------------------------------------
                                            SIX MONTHS ENDED                      YEAR ENDED
                                              JUNE 30, 2004                    DECEMBER 31, 2003
                                       ---------------------------------------------------------------
                                          SHARES         AMOUNT             SHARES          AMOUNT
                                       ---------------------------------------------------------------
CLASS Z SHARES:
 Shares sold .........................    333,151    $  6,878,434          1,693,414     $ 29,027,937
 Shares issued in reinvestment of
  distributions ......................    125,437       2,518,784            231,979        4,549,166
 Shares redeemed .....................   (491,809)    (10,135,348)          (924,342)     (15,864,782)
                                       ---------------------------------------------------------------
 Net increase (decrease) .............    (33,221)   $   (738,130)         1,001,051     $ 17,712,321
                                       ---------------------------------------------------------------
CLASS A SHARES:
 Shares sold .........................  1,655,758    $ 34,264,446          4,956,672     $ 86,814,316
 Shares issued in reinvestment of
  distributions ......................    213,588       4,288,854            366,907        7,205,438
 Shares redeemed ..................... (1,972,626)    (40,330,306)        (3,460,727)     (61,013,312)
                                       ---------------------------------------------------------------
 Net increase (decrease) .............   (103,280)   $ (1,777,006)         1,862,852     $ 33,006,442
                                       ---------------------------------------------------------------
CLASS B SHARES:
 Shares sold .........................    244,199    $  4,964,828            613,375     $ 10,682,088
 Shares issued in reinvestment of
  distributions ......................     31,035         611,719             40,714          787,759
 Shares redeemed .....................    (81,010)     (1,630,481)          (243,494)      (4,130,185)
                                       ---------------------------------------------------------------
 Net increase (decrease) .............    194,224    $  3,946,066            410,595     $  7,339,662
                                       ---------------------------------------------------------------
CLASS C SHARES:
 Shares sold .........................    662,369    $ 13,631,522          1,711,334     $ 30,364,131
 Shares issued in reinvestment of
  distributions ......................    110,147       2,199,610            155,752        3,053,003
 Shares redeemed .....................   (687,805)    (14,046,235)        (1,437,646)     (25,081,319)
                                       ---------------------------------------------------------------
 Net increase (decrease) .............     84,711    $  1,784,897            429,440     $  8,335,815
                                       ---------------------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Series Fund are also officers and/or directors of the following entities:

--------------------------------------------------------------------------------------
  ENTITY                                                        AFFILIATION
--------------------------------------------------------------------------------------
  Franklin Mutual Advisers, LLC (Franklin Mutual)               Investment manager
  Franklin Templeton Services, LLC (FT Services)                Administrative manager
  Franklin Templeton Distributors, Inc. (Distributors)          Principal underwriter
  Franklin Templeton Investor Services, LLC (Investor Services) Transfer agent




26 |  Semiannual Report

Mutual Financial Services Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Fund pays an investment management fee to Franklin Mutual of 0.80% per year of the average daily net assets of the Fund. Effective July 1, 2004, the Fund will pay fees based on the average daily net assets of the Fund as follows:

------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
------------------------------------------------------------------------
        0.800%          First $1 billion
        0.770%          Over $1 billion, up to and including $2 billion
        0.750%          Over $2 billion, up to and including $5 billion
        0.730%          Over $5 billion

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregated average daily net assets as follows:

----------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
----------------------------------------------------------------------------
        0.150%          First $200 million
        0.135%          Over $200 million, up to and including $700 million
        0.100%          Over $700 million, up to and including $1.2 billion
        0.075%          Over $1.2 billion

The Fund reimburses Distributors up to 0.35%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan. Under the distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Distributors has advised the Fund of the following commission transactions related to the sale of the Fund's shares for the period:

Commissions paid......................................        $361,021
Sales charges received................................        $ 86,718
Contingent deferred sales charges received............        $ 47,866

The Fund paid transfer agent fees of $543,600, of which $355,949 was paid to Investor Services.


4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2004, the custodian fees were reduced as noted in the Statement of Operations.





                                                          Semiannual Report | 27

Mutual Financial Services Fund

5. INCOME TAXES

At June 30, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

Cost of investments ..................................    $472,855,285
                                                          -------------
Unrealized appreciation ..............................    $129,516,618
Unrealized depreciation ..............................     (14,048,744)
                                                          -------------
Net unrealized appreciation (depreciation) ...........    $115,467,874
                                                          -------------


Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and bond discounts and premiums.

At December 31, 2003, the Fund had deferred currency losses occurring subsequent to October 31, 2003 of $523. For tax purposes, such losses will be reflected in the year ending December 31, 2004.


6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities and securities sold short) for the period ended June 30, 2004 aggregated $101,774,672 and $124,156,247 respectively.

Transactions in options written during the period ended June 30, 2004 were as follows:

                                             ----------------------------
                                              NUMBER OF        PREMIUMS
                                              CONTRACTS        RECEIVED
                                             ----------------------------
Options outstanding at
 December 31, 2003 ........................        --             $   --
Options written ...........................     9,496              6,790
Options expired ...........................    (4,748)            (2,677)
Options exercised .........................        --                 --
Options closed ............................    (4,748)            (4,113)
                                             ----------------------------
Options outstanding at
 June 30, 2004 ............................        --             $   --
                                             ----------------------------

7. SYNTHETIC EQUITY SWAPS

As of June 30, 2004, the Fund had the following synthetic equity swaps outstanding:

------------------------------------------------------------------------------------
                                          NUMBER OF        VALUE AT      UNREALIZED
  CONTRACTS TO BUY                        CONTRACTS         6/3/04       GAIN (LOSS)
------------------------------------------------------------------------------------
  Aareal Bank AG (23.43 - 25.89 EUR) ...  209,553        $7,393,619      $1,153,957
                                                                         ----------
  Total contracts to buy ...............                                  1,153,957
                                                                         ----------
  Net unrealized gain (loss)                                             $1,153,957
                                                                         ----------




28 |  Semiannual Report

Mutual Financial Services Fund

8. FORWARD EXCHANGE CONTRACTS

At June 30, 2004, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

-----------------------------------------------------------------------------------------------------
                                                             IN          SETTLEMENT      UNREALIZED
  CONTRACTS TO BUY                                      EXCHANGE FOR        DATE         GAIN (LOSS)
-----------------------------------------------------------------------------------------------------
    3,663,578  Norwegian Krone ................   U.S.   $   525,639      10/15/04 U.S. $      2,589
                                                         -----------                     ------------

-----------------------------------------------------------------------------------------------------
                                                              IN         SETTLEMENT      UNREALIZED
  CONTRACTS TO SELL                                      EXCHANGE FOR       DATE         GAIN (LOSS)
-----------------------------------------------------------------------------------------------------
    2,255,206  British Pounds .................   U.S.   $ 4,137,052       7/08/04 U.S.  $    50,202
      425,000  British Pounds .................              775,374       8/10/04             7,476
      100,000  Euro ...........................              122,202       8/23/04               657
   15,800,000  Euro ...........................           19,499,458       9/13/04           300,259
   60,272,686  Danish Krona ...................            9,869,443       9/17/04            17,407
  129,867,299  Japanese Yen ...................            1,200,000       9/21/04             5,204
      150,000  Euro ...........................              184,434       9/27/04             2,179
                                                         -----------                     ------------
                                                  U.S.   $35,787,963                         383,384
                                                         -----------                     ------------
  Unrealized gain on forward exchange contracts ................................   U.S.  $   385,973
                                                                                         ------------

-----------------------------------------------------------------------------------------------------
                                                             IN          SETTLEMENT      UNREALIZED
  CONTRACTS TO BUY                                      EXCHANGE FOR        DATE         GAIN (LOSS)
-----------------------------------------------------------------------------------------------------
    4,281,500  Norwegian Krone ................   U.S.   $   626,472      10/15/04 U.S.  $    (9,150)
                                                         -----------                     ------------

-----------------------------------------------------------------------------------------------------
                                                              IN         SETTLEMENT      UNREALIZED
  CONTRACTS TO SELL                                      EXCHANGE FOR       DATE         GAIN (LOSS)
-----------------------------------------------------------------------------------------------------
    1,200,000  British Pounds .................   U.S.   $ 2,156,181       8/20/04 U.S.  $   (10,084)
    6,585,242  Euro ...........................            7,802,393       8/23/04          (201,664)
    2,250,000  Euro ...........................            2,691,043       9/27/04           (42,782)
   33,222,210  Norwegian Krone ................            4,760,761      10/15/04           (29,335)
    7,549,593  Euro ...........................            8,947,291      10/25/04          (225,335)
      750,000  Euro ...........................              892,500      11/24/04           (18,704)
                                                         -----------                     ------------
                                                  U.S.   $27,250,169                        (527,904)
                                                         -----------                     ------------
  Unrealized loss on forward exchange contracts ................................            (537,054)
                                                                                         ------------
         Net unrealized loss on forward exchange contracts .....................   U.S.  $  (151,081)
                                                                                         ------------






                                                          Semiannual Report | 29

Mutual Financial Services Fund

9. RESTRICTED SECURITIES

At June 30, 2004, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At June 30, 2004, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Board of Directors, as follows:

-----------------------------------------------------------------------------------------------------
       SHARES/                                                ACQUISITION
  PRINCIPAL AMOUNT  ISSUER                                        DATE         COST         VALUE
-----------------------------------------------------------------------------------------------------
      128,365       A.B. Watley Group Inc...................     4/02/01    $  407,560   $    26,956
        2,064       Elephant Capital Holdings Ltd...........     8/29/03     2,064,000     2,745,120
    6,162,000       FE Capital LLC, 5.00%, 8/28/07..........     8/29/03     6,053,959     7,086,300
      511,576       Hanmi Financial Corp....................     4/26/04     9,719,944    14,336,917
       87,450       Leucadia National Corp..................    12/20/02     3,082,613     4,128,952
      797,000       Nippon Investment LLC...................     2/14/01            --            --
        7,480       Olympus Re Holdings Ltd.................    12/19/01       748,000     1,358,742
      507,936       State National Bancshares Inc. .........     6/08/98     7,333,326    10,158,720
       11,050       Sterling Financial Corp.................     2/06/98       127,268       352,148
       14,148       White Mountains Insurance Group Inc.....    10/22/02     4,173,660     6,854,706
                                                                                         ------------
  TOTAL RESTRICTED SECURITIES (7.8% OF NET ASSETS) ...................................   $47,048,561
                                                                                         ------------

10. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund at June 30, 2004 were as shown below.

--------------------------------------------------------------------------------------------------------------
                       NUMBER OF SHARES                    NUMBER OF SHARES VALUE AT                REALIZED
                       HELD AT BEGINNING  GROSS      GROSS   HELD AT END     END OF    INVESTMENT    CAPITAL
  NAME OF ISSUER           OF PERIOD    ADDITIONS REDUCTIONS  OF PERIOD      PERIOD      INCOME    GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------
  Meadowbrook Insurance
   Group Inc. ..........   1,954,000         --     550,500   1,403,500  $        --a    $     --  $1,150,187
  Bimini Mortgage
   Management Inc. .....     433,000     166,667         --     599,667   10,194,339      545,697          --
  Falcon Financial
   Investment Trust ....     894,000     192,100         --   1,086,100    8,471,580          --           --
  Oxford Financial .....     500,000          --         --     500,000      625,000       75,000          --
  State National Bancshares
   Inc. ................     507,936          --         --     507,936   10,158,720           --          --
                                                                         -------------------------------------
  TOTAL AFFILIATED SECURITIES (.9% OF NET ASSETS) ....................   $29,449,639     $620,697  $1,150,187
                                                                         -------------------------------------


a As of June 30, 2004, no longer an affiliate.





30 |  Semiannual Report

Mutual Financial Services Fund

11. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING
On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company") claiming violations of the Massachusetts Uniform Securities Act ("Massachusetts Act") with respect to an alleged arrangement to permit market timing (the "Mass. Proceeding"). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) SETTLEMENT
On August 2, 2004, the Company announced that an agreement had been reached by an affiliate of the Fund's investment manager with the SEC that resolved the issues resulting from the SEC's investigation of market timing activity. The SEC issued an "order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order" (the "Order"). The SEC's Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC's Order, pursuant to which an affiliate of the Fund's investment manager neither admits nor denies any wrongdoing, an affiliate of the Fund's investment manager has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires an affiliate of the Fund's investment manager to, among other things, enhance and periodically review compliance policies and procedures.

OTHER GOVERNMENTAL INVESTIGATIONS
As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.





                                                          Semiannual Report | 31

Mutual Financial Services Fund

11. REGULATORY MATTERS (CONTINUED)

OTHER GOVERNMENTAL INVESTIGATIONS (CONTINUED)
The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against an affiliate of the Fund's investment manager and the Fund's principal underwriter concerning payments to securities dealers who sell fund shares (commonly referred to as "revenue sharing"). The staff of the California Attorney General's Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and the Fund's principal underwriter arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.

OTHER LEGAL PROCEEDINGS
The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

The Company's management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.



32 |  Semiannual Report

Mutual Financial Services Fund

PROXY VOTING POLICIES AND PROCEDURES


The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at http://www.sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.





                                                          Semiannual Report | 33
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
Literature Request

For a brochure and prospectus, which contains more complete information, including charges, expenses and risks, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Federal Money Fund 5, 6
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund
Franklin Money Fund 5, 6
Franklin Short-Intermediate U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund

TAX-FREE INCOME 7
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 8
Tax-Exempt Money Fund 5, 6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC 7
Alabama
Arizona
California 9
Colorado
Connecticut
Florida 9
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 8
Michigan 8
Minnesota 8
Missouri
New Jersey
New York 9
North Carolina
Ohio 8
Oregon
Pennsylvania
Tennessee
Virginia



INSURANCE FUNDS
Franklin Templeton Variable Insurance
  Products Trust 10


1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders as well as select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

7. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

8. Portfolio of insured municipal securities.

9. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

10. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

02/04                      Not part of the semiannual report

    [LOGO OMITTED]
FRANKLIN[R] TEMPLETON[R]  One Franklin Parkway
     INVESTMENTS          San Mateo, CA 94403-1906



WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL FINANCIAL SERVICES FUND

CHAIRMAN OF THE BOARD, PRESIDENT
AND CHIEF INVESTMENT OFFICER
David J. Winters, CFA

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.



479 S2003 08/04

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(a), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Grant, and she is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A


ITEM 6. SCHEDULE OF INVESTMENTS.  N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES. N/A


ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITYU HOLDERS.

There have been no changes to the procedures by which shareholders may rcommend nominees to the Registrant's Board of Directors that would require disclosure herein.


ITEM 10. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS.

(a) Code of Ethics for Principal Executive and Senior Financial Officers.

(b) (1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) (2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL SERIES FUND INC.

By /s/JIMMY D. GAMBILL
  -----------------------
     Jimmy D. Gambill
     Chief Executive Officer - Finance and Administration
Date August 31, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/JIMMY D. GAMBILL
  -----------------------
     Jimmy D. Gambill
     Chief Executive Officer - Finance and Administration
Date August 31, 2004



By /s/GALEN G. VETTER
   ------------------------------
      Galen G. Vetter
      Chief Financial Officer
Date  August 31, 2004